UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No.1)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑         Preliminary Proxy Statement

☐         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐         Definitive Proxy Statement

☐         Definitive Additional Materials

☐         Soliciting Material under § 240.14a-12

Panbela Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑         No fee required.

☐         Fee paid previously with preliminary materials.

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

         , 2022

Dear Stockholder:

The Board of Directors of Panbela Therapeutics, Inc. joins us in extending an invitation to attend our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on           , 2022, at          , commencing at 2:30 p.m. local time. A full set of proxy materials will be mailed to each stockholder on or about          , 2022.

In addition to the customary proposals to elect directors and ratify the selection of our independent registered public accounting firm, you are being asked to approve of the issuance of shares of common stock as partial consideration for our acquisition of Cancer Prevention Pharmaceuticals, Inc. pursuant to the previously announced agreement and plan of merger dated February 21, 2022 (the “Share Issuance Proposal”). We believe the acquisition will provide significant value to our company and its stockholders. Please note, we are asking stockholders to approve the Share Issuance Proposal in order to comply with Listing Rule 5635 of The Nasdaq Stock Market LLC. We are not asking our stockholders to approve of the mergers or the merger agreement.

It is important that your shares be represented at the Annual Meeting whether or not you plan to attend in person. Accordingly, please vote by any available means as soon as possible. Even if you plan to attend the Annual Meeting, please vote promptly to ensure your shares are represented.

Anyone who attends the meeting in person will need to comply with state and local safety guidelines for attending such events. Accordingly, please note that you may be required to wear a self-provided mask and agree to practice social distancing to access the venue and attend the meeting. If you are experiencing any symptoms of COVID-19 or you suspect or believe you have COVID-19 or were exposed to COVID-19 in the two weeks leading up to the meeting, then we ask that you please do not attempt to attend the meeting in person.

On behalf of the Board of Directors and management, it is our pleasure to express our appreciation for your continued support.

We hope that you will be able to attend the Annual Meeting.

Very truly yours, /s/ Michael T. Cullen Michael T. Cullen, M.D., M.B.A. Chair of the Board	/s/ Jennifer K. Simpson Jennifer K. Simpson Ph.D., MSN, CRNP President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PANBELA THERAPEUTICS, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD          , 2022

To the Stockholders of Panbela Therapeutics, Inc.:

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Panbela Therapeutics, Inc., a Delaware corporation, will be held on          , 2022, at          , commencing at 2:30 p.m. local time, for the following purposes:

1.	Elect two Class III directors;

2.	Ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	Approve, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of common stock as partial consideration for our acquisition of Cancer Prevention Pharmaceuticals, Inc.;

4.	Approve the adjournment or postponement of the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve proposal 3; and

to act on any other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on          , 2022, the record date for the meeting set by the Board of Directors, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors, /s/ Susan Horvath Susan Horvath Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible. If you attend the meeting, you may vote your shares in person if you wish, whether or not you submit a proxy in advance of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON         , 2022

Our Proxy Statement for the 2022 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at https://web.viewproxy.com/panbela/2022.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	1
SUMMARY OF THE SHARE ISSUANCE	5
PROPOSAL 1: ELECTION OF CLASS III DIRECTORS	8
CORPORATE GOVERNANCE	10
AUDIT COMMITTEE REPORT	12
DIRECTOR COMPENSATION	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
EXECUTIVE COMPENSATION	17
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
PROPOSAL 3: APPROVAL OF ISSUANCE OF COMMON STOCK IN CONNECTION WITH ACQUISITION	20
INFORMATION ABOUT THE MERGERS	22
INFORMATION ABOUT THE MERGER AGREEMENT	32
RISK FACTORS RELATED TO THE MERGERS, MERGER AGREEMENT	34
CANCER PREVENTION PHARMACEUTICALS, INC. FINANCIAL INFORMATION	35
PANBELA FINANCIAL INFORMATION	41
PROPOSAL 4: ADJOURNMENT OF THE MEETING	42
DELINQUENT SECTION 16(a) REPORTS	43
OTHER MATTERS	43
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS	43
HOUSEHOLDING	43
WHERE YOU CAN FIND MORE INFORMATION	43
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	43
ADDITIONAL INFORMATION	44
APPENDIX A: AGREEMENT AND PLAN OF MERGER
APPENDIX B: FINANCIAL ADVISOR OPINION
APPENDIX C: AUDITED FINANCIAL INFORMATION
APPENDIX D: UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this proxy statement. These factors include:

●	our lack of diversification and the corresponding risk of an investment in our company;
●	potential deterioration of our financial condition and results due to failure to diversify;
●	our ability to successfully complete acquisitions and integrate operations for new product candidates;
●	our ability to obtain additional capital, on acceptable terms or at all, to implement our business plan;
●	final results of our Phase I clinical trial;
●	progress and success of our randomized Phase II/III clinical trial;
●	our ability to demonstrate safety and effectiveness of our product candidate;
●	our ability to obtain regulatory approvals for our product candidate in the United States, the European Union, or other international markets;
●	the market acceptance and future sales of our product candidate;
●	the cost and delays in product development that may result from changes in regulatory oversight applicable to our product candidate;
●	the rate of progress in establishing reimbursement arrangements with third-party payors;
●	the effect of competing technological and market developments;
●	the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims; and
●	other risk factors included under the caption “Risk Factors Related to the Mergers, Merger Agreement” starting on page 27 of this proxy statement.

You should read the matters described in “Risk Factors” in Panbela’s annual report on Form 10-K for the year ended December 31, 2021 (the “annual report”) and the other cautionary statements made in this proxy statement as being applicable to all related forward-looking statements wherever they appear in this proxy statement. We cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate and therefore you are encouraged not to place undue reliance on forward-looking statements. You should read this proxy statement completely. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

We caution readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results due to the risks and uncertainties described in Part I, Item 1A, of the annual report, as well as others that we may consider immaterial or do not anticipate at this time. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. Our expectations reflected in our forward-looking statements can be affected by inaccurate assumptions that we might make or by known or unknown risks and uncertainties, including those described in Part I, Item 1A, of the annual report. The risks and uncertainties described in Part I, Item 1A, of the annual report are not exclusive and further information concerning us and our business, including factors that potentially could materially affect our financial results or condition, may emerge from time to time. We assume no obligation to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. We advise stockholders and investors to consult any further disclosures we may make on related subjects in our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that we file with or furnish to the U.S. Securities and Exchange Commission (the “SEC”).

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PANBELA THERAPEUTICS, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

PROXY STATEMENT

The Board of Directors (the “Board”) of Panbela Therapeutics, Inc. (“Panbela”) is soliciting proxies for use at the Annual Meeting of Stockholders to be held on          , 2022, and at any adjournment or postponement of the meeting (the “Annual Meeting”).

The Annual Meeting will be held at          . Registration for the Annual Meeting will begin at 2:00 p.m., local time. The Annual Meeting will commence at 2:30 p.m. local time. This solicitation is being made by mail; however, we also may use our officers, directors and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by internet, telephone, electronic communication or letter. Distribution of this proxy statement and the proxy card is scheduled to begin on or about          , 2022.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

The Board of Directors is soliciting your proxy for use at the Annual Meeting because you owned shares of our common stock at the close of business on     , 2022, the record date for the Annual Meeting (the “Record Date”), and, therefore, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons to vote on your behalf. By completing and returning the enclosed proxy card or voting in accordance with the instructions set forth therein, you are giving Jennifer K. Simpson and Susan Horvath, the proxy holders, the authority to vote your shares of common stock at the Annual Meeting in the manner you indicate. If you do not give direction with respect to any nominee or other proposal, the proxy holders will vote your shares as recommended by the Board of Directors. The proxy holders are authorized to vote in their discretion if other matters are properly submitted at the Annual Meeting.

Q:	Who can vote?

A:

Holders of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. On that date, there were a total of shares of our common stock outstanding, which shares were held by record holders. This proxy statement and any accompanying proxy card, along with the annual report on Form 10-K for the fiscal year ended December 31, 2021, will be first made available to stockholders beginning on or about           , 2022. This proxy statement summarizes the information you need to complete and submit your proxy or to vote at the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:

All stockholders as of the Record Date, or their duly appointed proxy holders, may attend the Annual Meeting. If you hold your shares in street name, then you must request a legal proxy from your broker or nominee to attend or vote at the Annual Meeting.

Anyone who attends the meeting in person will need to comply with state and local safety guidelines for attending such events. Accordingly, please note that you may be required to wear a self-provided mask and agree to practice social distancing to access the venue and attend the meeting. If you are experiencing any symptoms of COVID-19 or you suspect or believe you have COVID-19 or were exposed to COVID-19 in the two weeks leading up to the meeting, then we ask that you please do not attempt to attend the meeting in person.

Q:	What proposals am I being asked to vote on?

A:	There are four substantive matters to be voted on at the meeting, as follows:

Proposal	Board Vote Recommendation	Additional Detail
Proposal 1: Election of two Class III directors to serve a three-year term	FOR each nominee	Page 1
Proposal 2: Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	Page 14
Proposal 3: Approval of the issuance of shares of common stock as partial consideration for our acquisition of Cancer Prevention Pharmaceuticals, Inc. (the “Share Issuance”)	FOR	Page 14
Proposal 4: Approval of the adjournment or postponement of the Annual Meeting to solicit additional proxies if there are insufficient votes to approve Proposal 3	FOR	Page 35

Q:	What constitutes a quorum?

A:

A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date, shares of our common stock constituted a majority of the voting power. If you submit a valid proxy or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What vote is required to approve each proposal?

A:	Proposal 1 – Provided a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast, which means that the two nominees receiving the most votes will be elected.

Proposals 2, 3 and 4 – Provided a quorum is present at the Annual Meeting, each proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

Q:	What is the effect of broker non-votes and abstentions?

A:

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have or does not exercise discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If a broker returns a “non-vote” proxy indicating a lack of authority to vote on a proposal, then the shares covered by such a “non-vote” proxy will be deemed present at the Annual Meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to any non-discretionary proposals. Nominees will not have discretionary voting power with respect to any matter to be voted upon at the Annual Meeting, other than the ratification of the selection of our independent registered public accounting firm and the adjournment proposal. Broker non-votes, if any, will have no effect on the outcomes of Proposals 1, 2, 3 or 4.

A properly executed proxy marked “ABSTAIN” with respect to a proposal will be counted for purposes of determining whether there is a quorum and will be considered present in person or by proxy and entitled to vote but will not be deemed to have been voted in favor of such proposal. Abstentions will have the effect of a vote against Proposals 2, 3 and 4 but will have no effect on the outcome of Proposal 1.

Q:	How will the proxy holders vote on any other business brought up at the Annual Meeting?

A:

By submitting your proxy, you authorize the proxy holders to use their judgment to determine how to vote on any other matter brought before the Annual Meeting, or any adjournments or postponements thereof. We do not know of any other business to be considered at the Annual Meeting.

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Q:	How do I vote my shares?

A:

If you are a stockholder of record, you may vote your shares of common stock at the Annual Meeting using any of the following methods identified on your proxy card or voting instructions, including via internet, telephone or mail.

All stockholders of record as of the Record Date may vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

Anyone who attends the meeting in person will need to comply with state and local safety guidelines for attending such events. Accordingly, please note that you may be required to wear a self-provided mask and agree to practice social distancing to access the venue and attend the meeting. If you are experiencing any symptoms of COVID-19 or you suspect or believe you have COVID-19 or were exposed to COVID-19 in the two weeks leading up to the meeting, then we ask that you please do not attempt to attend the meeting in person.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this proxy statement and the accompanying notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Submitting a new proxy with a more recent date than that of the first proxy given before 11:59 p.m. EDT on , 2022, by following the Internet voting instructions;

●	Completing, signing, dating and returning a new proxy card to us, which must be received by us before the time of the Annual Meeting; or

●	If you are a registered stockholder, by attending the meeting in person and delivering a proper written notice of revocation of your proxy.

Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it, whether that was via internet, telephone, mail or any other permissible method.

Q:	Is my vote confidential?

A:	All proxies and all vote tabulations that identify an individual stockholder are confidential. Your vote will not be disclosed except:

●	To allow our independent proxy tabulator to tabulate the vote,

●	To allow the inspector of election to certify the results of the vote, and

●	To meet applicable legal requirements.

Q:	What happens if I don’t vote shares that I own?

A:

Shares registered in your name. If you do not vote shares that are registered in your name by voting in person at the Annual Meeting or as described on your proxy card or other voting instructions, your shares will not be counted in determining the presence of a quorum or in determining the outcome of the vote on the proposals presented at the Annual Meeting.

Shares held in street name. If you hold shares through a broker, you will receive voting instructions from your broker. If you do not submit voting instructions to your broker and your broker does not have discretion to vote your shares on a particular matter, then your shares will not be counted in determining the outcome of the vote on that matter at the Annual Meeting. See “What is the effect of broker non-votes and abstentions?” as described above. Your broker will not have discretion to vote your shares for any matter to be voted upon at the Annual Meeting other than the ratification of the selection of our independent registered public accounting firm and the proposal to adjourn the meeting. Accordingly, it is important that you provide voting instructions to your broker for the matters to be voted upon at the Annual Meeting.

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Q:	What if I do not specify how I want my shares voted?

A:

If you are a registered stockholder and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular matter, we will vote your shares in accordance with the recommendations of the Board of Directors as set forth above with respect to matters described in the proxy statement.

If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described under “Can I revoke or change my vote?”

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should follow voting instructions for all proxy cards you receive.

Q:	How many votes can I cast?

A:	You are entitled to one vote per share on all matters presented at the Annual Meeting. Our stockholders do not have a right to cumulate their votes for the election of directors or otherwise.

Q:	When are stockholder proposals and nominees due for the 2023 Annual Meeting of Stockholders?

A:

If you want to submit a stockholder proposal or nominee for the 2023 Annual Meeting of Stockholders, you must submit the proposal in writing to our Secretary at Panbela Therapeutics, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387, so it is received by the relevant date set forth below under “Submission of Stockholder Proposals and Nominations.”

Q:	How is this proxy solicitation being conducted?

A:

We will bear the entire cost of solicitation, including the preparation, printing and mailing of this proxy statement, the proxy card and any other solicitation materials or services we may use in connection with the Annual Meeting or any adjournment thereof, as well as the preparation and posting of all proxy materials furnished to the stockholders in connection with the Annual Meeting or any adjournment thereof. We have engaged Alliance Advisors LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $35,000 in total.

Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation, by telephone, email or other means, by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

Q:	Can I seek appraisal rights?

A:	The stockholders of Panbela have no appraisal or dissenter’s rights in connection with any of the proposals described in this proxy statement.

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SUMMARY OF THE SHARE ISSUANCE

This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you. You are urged to read carefully the entire proxy statement and the other documents attached to or referred to in this proxy statement in order to fully understand each proposal to be presented to stockholders for approval at the Annual Meeting, including the Share Issuance. See “Where You Can Find More Information” on page 36 of this proxy statement. Each item in this summary refers to the page of this proxy statement on which the more detailed discussion of that subject begins.

The Share Issuance, Nasdaq Requirement for Approval (page 15)

Panbela’s common stock is listed on the Nasdaq Capital Market and it is subject to the Listing Rules of the Nasdaq Stock Market. Although we are not required to obtain stockholder approval of the merger agreement (discussed below) or the mergers themselves (also discussed below), we are required under Nasdaq Listing Rules 5635(a) to seek stockholder approval of the proposed issuance of the share-based portion of the merger consideration, as such issuance is in an amount in excess of 20% of our issued and outstanding shares of common stock as of the Record Date.

In order to achieve the target of having the holders of Cancer Prevention Pharmaceuticals, Inc. securities beneficially own 41% of HoldCo’s outstanding common stock on a fully-diluted basis upon closing of the mergers, we anticipate that, if Proposal No. 3 is approved, HoldCo would issue shares of its common stock up to an amount representing 69.5% of the number shares of Panbela common stock issued and outstanding as of the Record Date.

It is important that you understand that we are not required to, nor are we seeking, stockholder approval of the acquisition of CPP, or the related mergers and merger agreement. Rather, we are seeking stockholder approval for the purposes of complying with the Nasdaq Listing Rules relating to the issuance of shares of common stock as partial consideration for the acquisition of CPP.

Parties to the Mergers (page 17)

Canary Merger Holdings, Inc. (“HoldCo”), was formed for the purpose of holding Panbela and CPP as wholly owned subsidiaries following completion of the mergers. Following the mergers, HoldCo will have no significant assets other than the stock or other voting securities of Panbela and CPP, its wholly owned subsidiaries. It is expected that HoldCo will be renamed “Panbela Holdings, Inc.” in connection with the mergers.

Panbela Therapeutics, Inc. (“Panbela”) is a clinical-stage biopharmaceutical company developing disruptive therapeutics for patients with urgent unmet medical needs. Following the mergers, Panbela would become a wholly owned subsidiary of HoldCo.

Cancer Prevention Pharmaceuticals, Inc. (“CPP”) is a private, clinical stage company developing therapeutics to reduce the risk and recurrence of cancer and rare diseases; initial areas of focus include familial adenomatous polyposis (FAP) and colorectal cancer prevention. Following the mergers, CPP would become a wholly owned subsidiary of HoldCo.

Canary Merger Subsidiary I, Inc. (“Merger Sub I”) is a wholly owned subsidiary of HoldCo formed solely for the purpose of consummating the mergers. Merger Sub I would merge with and into Panbela (the “First Merger”), with Panbela surviving as a wholly owned subsidiary of HoldCo, and thereafter Merger Sub I will cease to exist.

Canary Merger Subsidiary II, Inc. (“Merger Sub II”) is a wholly owned subsidiary of HoldCo formed solely for the purpose of consummating the mergers. Merger Sub II would merge with and into CPP (the “Second Merger”), with CPP surviving as a wholly owned subsidiary of HoldCo, and thereafter Merger Sub II will cease to exist.

We refer to the First Merger and Second Merger together as the “mergers.”

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Information about the Mergers and the Merger Agreement (starting on pages 16 and 26)

Upon consummation of the mergers:

•	Panbela and CPP will each be a wholly owned subsidiary of HoldCo, and as a result, HoldCo will own what today are Panbela and CPP’s independent businesses;

•	HoldCo will be renamed “Panbela Holdings, Inc.”;

•	HoldCo’s common stock is expected to be listed on The Nasdaq Stock Market LLC under the symbol “PBLA”;

•

Each share of Panbela common stock outstanding immediately prior to the effective time of the First Merger will automatically be converted into the right to receive one share of HoldCo common stock and each right to acquire shares of Panbela common stock will become a right to acquire shares of HoldCo common stock on the same terms and subject to the same conditions;

•

Each share of CPP’s Series A-1 Preferred Stock and Series A-2 Preferred Stock (collectively, the “CPP Preferred Stock”) outstanding immediately prior to the effective time of the Second Merger automatically will be converted into the right to receive (i) a number of shares of HoldCo common stock equal to the Exchange Ratio multiplied by the number of shares of CPP Common Stock into which such share was convertible, plus (ii) a pro-rata share of future cash payments, if any, resulting from the Preferred Preference Satisfaction and any Remaining Post-Closing Contingent Payments (each, as defined in the merger agreement); and

•

Each share of CPP common stock (including shares of common stock resulting from the conversion of CPP Preferred Stock described above) then outstanding (other than certain excluded shares, “CPP Common Stock”) automatically will be converted into the right to receive (i) a number of shares of HoldCo common stock equal to the Exchange Ratio, plus (ii) a pro-rata share of future cash payments, if any, resulting from the Remaining Post-Closing Contingent Payments.

The Exchange Ratio will be based on a target proportion of HoldCo common stock to be held by legacy holders of CPP equity securities (determined on a fully-diluted basis). The target proportion will result in holders of CPP securities (including options and warrants) beneficially owning approximately 41% of the number of shares of HoldCo common stock outstanding after the Second Merger, unless certain existing CPP indebtedness is fully satisfied sufficiently in advance of closing, in which case it will equal 45%. The number of shares of HoldCo common stock equal to the target proportion will then be divided by the number of shares of CPP Common Stock issued or issuable as of the Second Merger to produce the Exchange Ratio. The parties have agreed to hold back 10% of the shares of HoldCo common stock otherwise issuable to legacy holders of CPP equity securities for a period of up to one year after closing to satisfy certain obligations, including indemnification, by CPP pursuant to the merger agreement.

A copy of the merger agreement is attached to this proxy statement as Appendix A.

Our Reasons for the Mergers (page 20)

We believe the mergers are in the best interests of Panbela and its stockholders because the combination of CPP and Panbela will bring together an expanded pipeline addressing an estimated $5 billion aggregate market opportunity and strengthen Panbela’s position as a clinical stage development company focused on treating diseases where there is an unmet need through a diversified portfolio of assets and clinical programs. The supplemental clinical development is intended to include initiatives in all stages, inclusive of pre-clinical, Phase I, Phase II, Phase III and registration programs across several diseases.

Completion of the Mergers (page 20)

It is currently anticipated that the mergers will close as soon as possible after all requisite approvals are obtained and all conditions have been satisfied, or where not prohibited by applicable law, waived.

The Board reserves the right to cancel or defer the timing of the mergers, even if Panbela’s stockholders vote to approve the Share Issuance and the other conditions to completion of the mergers are satisfied or waived, if the Board determines that the mergers are no longer advisable and in the best interests of Panbela and its stockholders.

Risk Factors (starting on page 27)

Before voting on any of the proposals described in this proxy statement, you should carefully consider all of the information contained in this proxy statement, as well as the specific risk factors under the heading “Risk Factors Related to the Mergers, Merger Agreement” in this proxy statement and the accompanying annual report on Form 10-K for the fiscal-year ended December 31, 2021.

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Opinion of the Financial Advisor to Panbela (page 20)

In considering whether to recommend approval of the Share Issuance, the Board received an opinion of Canaccord Genuity LLC (“Canaccord Genuity”) on February 21, 2022, to the effect that, based upon and subject to certain assumptions, factors and qualifications set forth in the written opinion, the consideration to be paid by HoldCo for the acquisition of CPP pursuant to the merger agreement was fair, from a financial point of view, to Panbela, as of the date of the opinion.

The full text of the written opinion of Canaccord Genuity is attached to this proxy statement as Appendix B. You are encouraged to read the opinion carefully and in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. You should also carefully consider the section titled "Opinion of Financial Advisor to Panbela" beginning on page 20.

Vote Required to Approve the Share Issuance (page 15)

Provided a quorum is present at the Annual Meeting, the Share Issuance proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

Termination of the Merger Agreement (page 27)

The merger agreement contains termination rights for each of Panbela and CPP including, without limitation, in the event that (i) the transactions contemplated in the merger agreement are not consummated by June 30, 2022; (ii) any governmental entity issues a non-appealable final order permanently enjoining the transactions contemplated in the merger agreement; (iii) the Panbela stockholders do not approve the issuance of shares in the Second Merger; or (iv) the other Party breaches its representations, warranties or covenants under the merger agreement, subject to customary opportunities to cure such breach, if curable.

Effect of the Mergers on Panbela’s Stockholders (page 15)

If the Share Issuance proposal is approved, Panbela’s existing stockholders will experience substantial dilution in voting rights upon the issuance of the merger consideration in the Second Merger. As described above, if approved, the share-based merger consideration issuable to existing CPP securityholders will equal approximately 41% of our issued and outstanding securities as of the Record Date, on a fully-diluted basis, which assumes all outstanding warrants and options are exercised entirely and for cash.

Governance and Management of HoldCo (page 25)

Upon the closing of the mergers, the board of directors of HoldCo will consist of seven directors and will comprise five continuing directors from the Board as determined by Panbela and two members designated by CPP: Jeffrey E. Jacob and Daniel Donovan. HoldCo is expected to retain the same executive officers as Panbela following consummation of the mergers.

Financial Statements of Panbela

For the historical audited financial statements of Panbela for the fiscal years ended December 31, 2021 and 2020, please see its annual report on Form 10-K for the year ended December 31, 2021, which is incorporated by reference herein, and is included as a part of the proxy materials made available to stockholders for purposes of the Annual Meeting.

Financial Statements of CPP

The audited financial statements of CPP for the fiscal years ended December 31, 2021 and 2020 are provided as Appendix C.

Pro Forma Financial Statements of the Combined Company

The pro forma financial statements of the combined company in connection with the mergers are provided as Appendix D.

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PROPOSAL 1:
ELECTION OF CLASS III DIRECTORS

Our business is overseen by a Board of Directors divided into three classes as nearly equal in number as possible, and directors typically are elected to a designated class for a term of three years. The following table sets forth certain information regarding the current members of our Board of Directors:

Name	Age	Position(s)
Michael T. Cullen	76	Chair of the Board of Directors
Jennifer K. Simpson	53	President and Chief Executive Officer
Suzanne Gagnon	65	Director
Jeffrey S. Mathiesen	61	Vice Chair and Lead Independent Director
Paul W. Schaffer	79	Director
D. Robert Schemel	66	Director
Arthur J. Fratamico	56	Director

The Board of Directors has fixed at two the number of directors to be elected to the Board at the Annual Meeting. Based upon the recommendation of its Nominating and Governance Committee, the Board has nominated Arthur J. Fratamico and Jeffrey S. Mathiesen to stand for election for a three-year term. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees as set forth below.

Nominees for Class III Directors –Terms Expiring in 2022 (2025 if re-elected)

Each of the nominees named below is a current director of Panbela and has indicated a willingness to serve as a director for the term to which he is elected, but in case any nominee is not a candidate at the meeting for any reason, the proxy holders named in our form of proxy may vote for a substitute nominee in their discretion or our Board of Directors may recommend that the number of directors to be elected be reduced.

Arthur J. Fratamico has served as a director of Panbela since December 2019. He is a registered pharmacist with over 30 years of experience in the pharmaceutical industry. Mr. Fratamico has been the Chief Executive Officer of Radiant Biotherapeutics, a company advancing a novel antibody platform that is focused on the development of multabodies, which are multi-valent and multi-specific antibodies, since May 2021. Prior to Radiant, Mr. Fratamico served as Chief Business Officer at Galera Therapeutics, Inc., a biopharmaceutical company dedicated to discovering and developing novel dismutase mimetics with the goal of transforming cancer radiotherapy, since January 2017. Prior to joining Galera, Mr. Fratamico served as Chief Business Officer of Vitae Pharmaceuticals, Inc., a Nasdaq-listed clinical-stage biotechnology company, from May 2014 until its sale to Allergan in December 2016. Prior to Vitae Pharmaceuticals, he held similar executive roles with a number of biotechnology companies leading their business development efforts, including facilitating the sales of Gemin X Pharmaceuticals, Inc. and MGI Pharma, Inc. In addition to being responsible for numerous licensing transactions and acquisitions, he also directed corporate strategy and managed external corporate communications. He also has served in several senior marketing, product planning and new product development positions. Mr. Fratamico earned a bachelor’s degree in pharmacy from the Philadelphia College of Pharmacy and Science and an M.B.A. from Drexel University. We believe that Mr. Fratamico brings substantial experience in the clinical stage development and commercialization of new biotechnology as well as leading business development efforts in the pharmaceutical industry.

Jeffrey S. Mathiesen has served as a director of Panbela since September 2015. Mr. Mathiesen also serves as a director and audit committee chairman of NeuroOne Medical Technologies Corporation, a publicly traded medical device company. Additionally, Mr. Mathiesen serves as Chief Financial Officer of Helius Medical Technologies, Inc., a publicly traded medical technology company focused on neurological wellness, where he previously served as a director and audit committee chairman. He also served as a director and audit committee chairman of eNeura, Inc., a privately held medical technology company providing therapy for both acute treatment and prevention of migraine from July 2018 to February 2020. Mr. Mathiesen has served as Advisor to the CEO of Teewinot Life Sciences, a privately held biopharmaceutical company focused on the biosynthetic production of pure pharmaceutical grade cannabinoids from October 2019 to December 2019, and as Chief Financial Officer from March 2019 to October 2019. In August 2020, Teewinot Life Sciences filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Previously Mr. Mathiesen served as Chief Financial Officer of Gemphire Therapeutics Inc., a publicly traded biopharmaceutical company from September 2015 to September 2018. From August 2015 to September 2015, he was a consultant to Gemphire. He served as Chief Financial Officer of Sunshine Heart, Inc., a publicly traded medical device company, from March 2011 to January 2015. Mr. Mathiesen has held executive positions with publicly traded companies dating back to 1993, including vice president and chief financial officer positions. Mr. Mathiesen holds a B.S. in Accounting from the University of South Dakota and is also a Certified Public Accountant. We believe that Mr. Mathiesen brings financial insight and leadership and a wealth of experience in capital markets to the Board of Directors, as well as knowledge of public company accounting and financial reporting requirements.

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Class I Directors –Terms Expiring in 2023

Suzanne Gagnon, M.D., has served as a director of Panbela since June 2015 and as a consultant since July 2021. Previously, Dr. Gagnon served as Panbela’s Chief Medical Officer from January 2015 to July 2021, and prior to that was the Lead Clinical Consultant to Panbela. Dr. Gagnon has been the President of Gagnon Consulting LLC since July 2014, consulting on medical, safety and regulatory matters. From 2001 to 2014, Dr. Gagnon served as the Chief Medical Officer for three companies, ICON Clinical Research, Nupathe, Inc. and Idis, Inc. Dr. Gagnon is a graduate of Boston University School of Medicine and Boston City Hospital’s Medical Residency Program.

Paul W. Schaffer has served as a director since September 2015. Mr. Schaffer had previously served as a director of Sun BioPharma Research, Inc. (“SBR”) from January 2014 until it merged into our current corporate structure in 2015. Mr. Schaffer graduated from Minnesota Pharmacy School in 1966. He owned and operated a compounding pharmacy, Bloomington Drug, for 42 years. Mr. Schaffer is an experienced biotech investor.

Jennifer K. Simpson Ph.D., MSN, CRNP, has served as our President and Chief Executive Officer and as a director of Panbela since July 2020. Dr. Simpson most recently served as President and Chief Executive Officer and as a member of the board of directors of Delcath Systems, Inc. from 2015 to June 2020. She had previously held various other leadership roles at Delcath since 2012. From 2011 to 2012, Dr. Simpson served as Vice President, Global Marketing, Oncology Brand Lead at ImClone Systems, Inc. (a wholly owned subsidiary of Eli Lilly and Company), where she was responsible for all product commercialization activities and launch preparation for one of the late-stage assets. From 2009 to 2011, Dr. Simpson served as Vice President, Product Champion and from 2008 to 2009 as the Associate Vice President, Product Champion for ImClone’s product Ramucirumab. From 2006 to 2008, Dr. Simpson served as Product Director, Oncology Therapeutics Marketing at Ortho Biotech (now Janssen Biotech), a Pennsylvania-based biotech company that focuses on innovative solutions in immunology, oncology and nephrology. Earlier in her career, Dr. Simpson spent over a decade as a hematology/oncology nurse practitioner and educator. Dr. Simpson has served on the board of directors and nominating and corporate governance committee of Eagle Pharmaceuticals, Inc. since August 2019 and on the board of Directors of CytRx Corporation since July 2021.

Class II Directors – Term Expiring in 2024

Michael T. Cullen, M.D., M.B.A., has served as Chair of the Board of Directors and as a director of Panbela since September 2015. He served as Executive Chairman of the Board of Directors from 2015 to May 2021 and assumed responsibilities as President and Chief Executive Officer of Panbela from October 2018 to July 2020. Dr. Cullen brings over 30 years of pharmaceutical experience to Panbela, including expertise in working with development-stage companies in planning, designing and advancing drug candidates from preclinical through clinical development and launch. Dr. Cullen co-founded SBR in November 2011 and continuously served as Chair of its Board of Directors until it merged into our current corporate structure in 2015. He previously served as Chief Medical Officer from November 2011 to January 2015. Dr. Cullen assumed responsibility as the President and Chief Executive Officer of Panbela on October 31, 2018. Dr. Cullen provided due diligence consulting to the pharmaceutical industry from 2009 to 2011, after one year in transition consulting to Eisai Co., Ltd. He developed several oncology drugs as Chief Medical Officer for MGI Pharma Inc. from 2000 to 2008, and previously at G.D. Searle, SunPharm Corporation, and as Vice President for Clinical Consulting at IBAH Inc., the world’s fifth largest contract research organization, where he provided consulting services on business strategy, creating development plans, regulatory matters and designing clinical trials for several development stage companies in the pharmaceutical industry. Dr. Cullen was also a co-founder and Chief Executive Officer of IDD Medical, a pharmaceutical start-up company. Dr. Cullen joined 3M Pharmaceuticals in 1988 and contributed to the development of cardiovascular, rheumatology, pulmonary and immune-response modification drugs. Over the course of his career Dr. Cullen has been instrumental in obtaining the approval of ten drugs, including three (3) since 2004: Aloxi®, Dacogen® and Lusedra®. Board-certified in Internal Medicine, Dr. Cullen practiced from 1977 to 1988 at Owatonna Clinic, Owatonna, MN, where he served as president. Dr. Cullen earned his M.D. and B.S. degrees from the University of Minnesota and his MBA from the University of St. Thomas and completed his residency and Board certification in Internal Medicine through the University of North Carolina in Chapel Hill and Wilmington, NC.

D. Robert Schemel has served as a director of Panbela since September 2015. Mr. Schemel served as a director of SBR from 2012 until it merged into our current corporate structure in 2015. Mr. Schemel has over 39 years’ experience in the agriculture industry. From 1973-2005, Mr. Schemel owned and operated a farming operation in Kandiyohi County, Minnesota, building a 5,000-acre operation producing corn, soybeans and sugar beets. Mr. Schemel has extensive experience in serving on boards of directors. From 1992-1996, he served as a board member for ValAdCo and then from 1996-2003 he served as the Chairman of the Board for Phenix Biocomposites.

Required Vote and Board Recommendation

Directors are elected by a plurality of votes present and entitled to vote. Provided that a quorum is present, the nominees receiving the highest number of votes will be elected. Votes cannot be cast for more than two nominees.

The Board of Directors recommends that you vote “FOR” each of the nominees for Class III Directors.

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CORPORATE GOVERNANCE

In accordance with applicable laws and our bylaws, the business and affairs of Panbela are governed under the direction of our Board of Directors. The system of governance practices we follow is set forth in the charters of each of the committees of our Board of Directors. We also have adopted a code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. The corporate governance documents of Panbela are reviewed periodically to ensure effective and efficient governance and compliance in a timely manner with all laws.

Corporate governance information, including the corporate governance guidelines, committee charters and the code of business conduct and ethics applicable to our directors, officers and employees is posted on our website at www.panbela.com under the “Investor Relations” page. We plan to post to our website at the address described above any future amendments or waivers to our code of ethics and business conduct.

Board Diversity Matrix (as of April 25, 2022)

The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f). Each term used in the table has the meaning given to it in the rule and related instructions.

Total Number of Directors	7
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4		1
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

Board Leadership Structure

The positions of Chair of the Board of Directors and Chief Executive Officer have been held by separate individuals since Dr. Simpson joined Panbela as President and Chief Executive Officer in July 2020. We believe the separation of those roles has strengthened Panbela’s governance. In part because the position of Chair of the Board was then held by an executive officer, in March 2020, our Board of Directors designated Mr. Mathiesen to serve as its Vice Chair and as lead independent director. As Vice Chair and lead independent director, Mr. Mathiesen is responsible for (a) presiding over all executive sessions of non-employee, independent directors, (b) presiding at meetings of the Board in the absence of, or upon the request of, the Chair, (c) approving the scheduling of Board meetings as well as the agenda and materials for each Board meeting and executive session of the Board’s non-employee, independent directors, (d) serving as a liaison and supplemental channel of communication between the non-employee, independent directors and the Chair, (e) meeting regularly with the Chair, (f) communicating with stockholders as appropriate, and (g) approving and coordinating the retention of advisors and consultants who report directly to the non-employee, independent members of the Board, except as otherwise required by applicable law or any applicable exchange rules or listing standards.

Anti-Hedging Policy

Each of our directors, officers, other employees and their designees are prohibited from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities and (ii) otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. Notwithstanding the foregoing, portfolio diversification transactions and investments in broad-based index funds are generally permitted. The prohibition applies to securities granted to the covered persons as part of compensation for their service to Panbela plus any other of our securities held by them, whether directly or indirectly.

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Nominating Process and Board Diversity

The Nominating and Governance Committee generally identifies director candidates based upon suggestions from current directors and senior management, recommendations by stockholders and advisors or use of a director search firm. Stockholders who wish to suggest qualified candidates may write to the attention of the Chair of our Nominating and Governance Committee at Panbela Therapeutics, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387. All recommendations should state in detail the qualifications of such person for consideration by the committee and should be accompanied by an indication of the recommended person’s willingness to serve if elected. The committee will consider candidates recommended by stockholders in the same manner that it considers all director candidates.

Candidates for director are reviewed in the context of the current composition of our Board of Directors, our operations and the long-term interests of our stockholders. We do not have a policy regarding the consideration of diversity in identifying director nominees.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board of Directors has determined that Messrs. Mathiesen, Schaffer, Schemel and Fratamico are “independent directors” as defined under the applicable rules of The Nasdaq Stock Market, LLC.

Communications with our Board of Directors

You may contact our Board of Directors or any director by mail addressed to the attention of our Board of Directors or the specific director identified by name or title, at 712 Vista Boulevard #305, Waconia, Minnesota 55387. All communications will be submitted to our Board of Directors or the specified director on a periodic basis.

Board Meetings and Attendance

Our Board of Directors held five meetings during 2021. Each director attended at least 75% of the meetings of our Board of Directors and the committees on which he or she served held during their service as a director or member of the committee in the year ended December 31, 2021.

Director Attendance at Annual Meeting

We do not have a formal policy regarding attendance of directors at our annual meeting of stockholders. All seven directors were present, in person or via teleconference, at our Annual Meeting of Stockholders held in 2021.

Committees of the Board of Directors

Our Board of Directors has established three standing committees: Audit, Compensation, and Nominating and Governance. The membership of each committee is as follows:

Committees
Director	Audit	Compensation	Nominating and Governance	Independent Directors
Michael T. Cullen	–	–	–
Suzanne Gagnon	–	–	–
Jennifer K. Simpson	–	–	–
Jeffrey S. Mathiesen	Chair	–	Member	✔
Paul W. Schaffer	Member	Member	Chair	✔
D. Robert Schemel	Member	Chair	–	✔
Arthur J. Fratamico	–	Member	Member	✔

Audit Committee

The Audit Committee’s primary functions, among others, are to: (a) assist the Board of Directors in discharging its statutory and fiduciary responsibilities with regard to audits of the books and records of Panbela and the monitoring of its accounting and financial reporting practices; (b) carry on appropriate oversight to determine that Panbela and its subsidiaries have adequate administrative and internal accounting controls and that they are operating in accordance with prescribed procedures and codes of conduct; and (c) independently review Panbela’s financial information that is distributed to stockholders and the general public. The Audit Committee held five meetings during 2021. The Audit Committee has a charter, which is available on our website at www.panbela.com.

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All of the members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). Our Board of Directors has determined that Jeffrey S. Mathiesen is qualified to serve as an audit committee financial expert, as that term is defined under the applicable rules of the SEC. Each member of the Audit Committee satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, as amended, the Audit Committee assists the Board in fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Panbela.

In discharging its duties, the Audit Committee:

(1)	reviewed and discussed the audited financial statements included in the Form 10-K for the fiscal year ended December 31, 2021 with management;

(2)

discussed with Cherry Bekaert LLP, Panbela’s independent registered public accounting firm, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards and the SEC;

(3)

received and reviewed the written disclosures and the letter from Cherry Bekaert LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert LLP’s communications with the audit committee concerning independence, and the Audit Committee discussed with Cherry Bekaert LLP their independence from management and Panbela; and

(4)

has considered whether the provision of services by Cherry Bekaert LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in Panbela’s quarterly reports on Form 10-Q are compatible with maintaining Cherry Bekaert LLP’s independence and has determined that they are compatible and do not impact Cherry Bekaert LLP’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Panbela’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 to be filed with the SEC.

Audit Committee:
Jeffrey S. Mathiesen (Chair)
D. Robert Schemel
Paul W. Schaffer

Compensation Committee

The Compensation Committee reviews and recommends to our Board of Directors all compensation for our executive officers and, on an annual basis, the goals and objectives relevant to the annual compensation of our executive officers in light of their respective performance evaluations. Our Compensation Committee is also responsible for administering our equity incentive plans, including our 2011 Equity Incentive Plan, as amended (the “2011 Plan”), and our 2016 Omnibus Incentive Plan, as amended (the “2016 Plan”), including approval of individual grants of stock options and other equity-based awards. The Compensation Committee held three meetings during 2021. The Compensation Committee has a charter, which is available on our website at www.panbela.com.

In 2020, the Compensation Committee engaged the services of 21-Group, an independent compensation consultant, to complete a review of the compensation of executive officers and non-employee directors and aggregate compensation data for those position among firms in comparable industries at comparable growth stages. This information was updated by 21-Group in early 2022. The Compensation Committee used the information from the resulting report and discussions with management to establish a compensation strategy and establish target compensation levels for officers and non-employee directors. Applicable positions were evaluated using comparable industry, revenue and job responsibilities. In making final decisions regarding compensation to be paid to our executive officers, the Compensation Committee considers a variety of factors, including the information provided by its compensation consultant, the achievement of Panbela’s performance objectives, the general performance of Panbela and each executive officer, and other relevant factors. Final deliberations and decisions by the Compensation Committee regarding the form and amount of compensation to be paid to our executive officers are made by the Compensation Committee, without the presence of any of our executive officers. The non-employee director compensation review provided a market-based review of director compensation levels, practices and forms using data from survey sources, peer group proxy data and comparable market practices and included all forms of compensation.

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Nominating and Governance Committee

The Nominating and Governance Committee is primarily responsible for identifying individuals qualified to serve as members of our Board of Directors, recommending individuals to our Board of Directors for nomination as directors and committee membership, reviewing the compensation paid to our non-employee directors and recommending adjustments in director compensation, as necessary, in addition to overseeing the annual evaluation of our Board of Directors. The Nominating and Governance Committee held one meeting during 2021. The Nominating and Governance Committee has a charter that is available on our website at www.panbela.com.

Role of the Board in Risk Oversight

We face a number of risks, including regulatory, compliance, legal, competitive, financial (accounting, credit, interest rate, liquidity and tax), operational, acquisitions, integration, political, strategic and reputational risks. Our management is responsible for the day-to-day management of risks faced by us, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to us. Our President and Chief Executive Officer, who is also a member of the Board of Directors, regularly discusses with the Board of Directors the strategies and risks facing our company. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Certain Relationships and Related Party Transactions

The following is a summary of transactions since January 1, 2020 to which Panbela has been a party and in which the amount involved exceeded $113,000, which is approximately 1% of the average of our total assets as of the ends of our last two completed fiscal years, and in which any of our directors, executive officers, or beneficial owners of more than 10% of our capital stock had or will have a direct or indirect material interest, other than the compensation arrangements that are described under the heading “Executive Compensation: Employment Agreements” below.

Dr. Suzanne Gagnon was Panbela’s Chief Medical Officer until her retirement in July of 2021. Dr. Gagnon remains a member of our Board of Directors. We were party to an employment agreement with Dr. Gagnon in substantially the same form as the employment agreements with the Executives described below under the heading “Executive Compensation: Employment Agreements.” Dr. Gagnon was eligible to participate in the other compensation and benefit programs generally available to our employees. Her employment agreement also included customary confidentiality, non-competition and non-solicitation covenants. Under the employment agreement in effect through her voluntary retirement, Dr. Gagnon was entitled to receive an annualized base salary of $360,000. During 2020 and 2021, Dr. Gagnon received compensation from Panbela amounting to $197,800 and $293,500, respectively. In addition, in February 2021, based on the achievement of established metrics for 2020, Dr. Gagnon received a cash bonus of $117,000. No cash bonus was paid or will be paid to Dr. Gagnon in 2022 as Panbela’s plan requires that employees are employed as of the end of the year to be eligible for a bonus.

In July 2021, after approval by our Audit Committee, we entered into a consulting contract with Dr. Gagnon. The services to be provided by Dr. Gagnon include her professional support to complete the final study report for the Phase Ia/Ib clinical trial and additional support as a medical consultant for the clinical and administrative teams. The contract provides for a monthly retainer of $14,000 representing approximately eight hours per week for the first three months of the agreement; for the remainder of the term Dr. Gagnon shall be paid $400 per hour for all services provided. The contract will expire in July 2023 but may be terminated early by either party or extended if mutually agreed upon. For the year ended December 31, 2021 Dr. Gagnon was paid approximately $54,600 in professional consulting fees.

Limitation of Liability of Directors and Officers and Indemnification

Our certificate of incorporation limits the liability of the directors to the fullest extent permitted by Delaware law.

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Our certificate of incorporation and bylaws provide that we will indemnify and advance expenses to the directors and officers to the fullest extent permitted by law or, if applicable, pursuant to indemnification agreements. They further provide that we may choose to indemnify other employees or agents of Panbela from time to time. The Delaware General Corporation Law, the certificate of incorporation and the bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to Panbela, regardless of whether the certificate of incorporation or bylaws, as applicable, permit indemnification. We maintain a directors’ and officers’ liability insurance policy.

At present there is no pending litigation or proceeding involving any of the current or former directors or officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Related Person Transaction Approval Policy

Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our related party transaction approval policy. Our related party transaction approval policy requires that any executive officer proposing to enter into a transaction with a “related party” generally must promptly disclose to our Audit Committee the proposed transaction and all material facts with respect thereto. In reviewing a transaction, our Audit Committee will consider all relevant facts and circumstances, including (1) the commercial reasonableness of the terms, (2) the benefit and perceived benefits, or lack thereof, to us, (3) the opportunity costs of alternate transactions and (4) the materiality and character of the related party’s interest, and the actual or apparent conflict of interest of the related party.

Our Audit Committee will not approve or ratify a related party transaction unless it determines that, upon consideration of all relevant information, the transaction is beneficial to Panbela and stockholders and the terms of the transaction are fair to Panbela. No related party transaction will be consummated without the approval or ratification of our Audit Committee. It will be our policy that a director will recuse him- or herself from any vote relating to a proposed or actual related party transaction in which they have an interest. Under our related party transaction approval policy, a “related party” includes any of our directors, director nominees, executive officers, any beneficial owner of more than 5% of our common stock and any immediate family member of any of the foregoing. Related party transactions exempt from our policy include transactions available to all of our employees and stockholders on the same terms and transactions between us and the related party that, when aggregated with the amount of all other transactions between us and the related party or its affiliates, involved less than one percent of the average of Panbela’s total assets at yearend for the last two completed fiscal years.

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DIRECTOR COMPENSATION

The following table sets forth certain information regarding compensation of the persons who served as our non-employee directors during the most recent completed fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (a) ($)	Option Awards (b) ($)	Total ($)
Michael T. Cullen (c)	39,375	17,998	36,411	93,784
Arthur J. Fratamico (d)	43,752	17,998	36,411	98,161
Jeffrey S. Mathiesen (e)	73,752	17,998	36,411	128,161
Paul W. Schaffer (f)	54,996	17,998	36,411	109,405
D. Robert Schemel (g)	52,500	17,998	36,411	106,909

(a)

The values of stock awards, or restricted stock units, in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to our consolidated financial statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2021.

(b)

The values of option awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to our consolidated financial statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2021.

(c)

Dr. Cullen’s non-employee director compensation is also included in the Summary Compensation Table below. Dr. Cullen held 2,158 unvested restricted stock units and options to purchase an aggregate of 498,468 shares as of December 31, 2021.

(d)	Mr. Fratamico held 2,158 unvested restricted stock units and options to purchase an aggregate of 57,668 shares as of December 31, 2021.
(e)	Mr. Mathiesen held 2,158 unvested restricted stock units and options to purchase an aggregate of 80,668 shares as of December 31, 2021.
(f)	Mr. Shaffer held 2,158 unvested restricted stock units and options to purchase an aggregate of 96,668 shares as of December 31, 2021.
(g)	Mr. Schemel held 2,158 unvested restricted stock units and options to purchase an aggregate of 80,668 shares as of December 31, 2021.

Directors who are also our employees or who are providing consulting services receive no additional cash compensation for serving on our Board of Directors. Director Dr. Suzanne Gagnon was an employee of Panbela until her voluntary retirement in July of 2021. At her departure, Dr. Gagnon became a consultant of Panbela and as such was not entitled to any additional compensation for serving on the Board of Directors. During 2021, Panbela reimbursed non-employee directors for out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors and its committees.

In December 2020, the Compensation Committee approved an update to the compensation of our non-employee directors for 2021. The new program provided cash compensation based on the general responsibilities and committee memberships held by each director. The total annual amounts were paid to directors monthly. In addition, on that same date, the Compensation Committee approved the issuance of restricted stock units (RSUs) to each non-employee director. The number of RSUs granted to each director was 2,875 and they vested in 5 equal increments beginning January 2021 through May 2021. In May 2021, the Compensation Committee approved the issuance of RSUs and options to each non-employee director, consisting of 4,316 RSUs and an option to purchase 12,368 shares of common stock, each of which are scheduled to vest in four equal increments on August 25, November 24, February 25 and the earlier of May 31, 2022 and the day before the issuer’s annual meeting of stockholders to be held in 2022. The options were issued with an initial exercise price of $4.17 per share, which was equal to the closing price of a share of Panbela common stock on the date of grant.

In February 2022, the Compensation Committee approved an update to the cash compensation for non-employee directors. The revised annual amounts described below were effective January 1, 2022 and will be paid out monthly.

Annual Retainer (all amounts in $)	General	Audit Committee	Nominating & Governance Committee	Compensation Committee
Nonemployee director	40,000	‐	‐	‐
Chair	32,500(a)
Lead independent director	22,500(b)	‐	‐	‐
Committee chair	‐	15,000	7,500	10,000
Committee member	‐	7,500	4,000	5,000

(a)	Paid in addition to nonemployee director retainer.
(b)	Paid in addition to nonemployee director retainer.

15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of April 25, 2022 by (i) each of our named executive officers identified in the Summary Compensation Table below; (ii) each of our directors; (iii) all of our executive officers, directors and director nominees as a group; and (iv) each other beneficial owner of 5% or more of our outstanding common stock. Ownership percentages are based on 13,449,117 shares of common stock outstanding as of the close of business on the same date. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the holders of stock listed below has sole voting and investment power as to the stock owned unless otherwise noted. The table below includes the number of shares underlying rights to acquire common stock that are exercisable within 60 days from April 25, 2022. Except as otherwise noted below, the address for each director or officer listed in the table is c/o Panbela Therapeutics, Inc., 712 Vista Blvd #305, Waconia, Minnesota 55387.

Name	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares*
Executive Officers and Directors
Jennifer K. Simpson	168,539(a)	1.2%
Susan Horvath	193,422(b)	1.4%
Michael T. Cullen	940,689(c)	6.7%
Arthur J. Fratamico	69,707(d)	*
Suzanne Gagnon	444,493(e)	3.1%
Jeffrey S. Mathiesen	90,859(f)	*
Paul W. Schaffer	334,004(g)	2.5%
D. Robert Schemel	471,691(h)	3.5%
All directors and current executive officers as a group (8 persons)	2,682,903(i)	17.8%

Ryan Gilbertson 2012 Irrevocable Family Trust 8615 Eagle Creek Circle Savage, Minnesota 55378	764,890(j)	5.6%

*	Less than 1%
(a)	Includes 1,000 shares indirectly held; 162,691 shares subject to stock options; and 2,424 shares subject to warrants.
(b)	Includes 160,134 shares subject to stock options and 19,852 shares subject to warrants.
(c)	Includes 204,576 shares held by the Cullen Living Trust; 449,302 shares subject to stock options; 1,079 shares underlying RSUs; and 70,000 shares subject to warrants.
(d)	Includes 57,668 shares subject to stock options; 1,079 shares underlying RSUs; and 2,424 shares subject to warrants.
(e)	Includes 391,067 shares subject to stock options and 7,142 shares subject to warrants.
(f)	Includes 80,668 shares subject to options and 1,079 shares underlying RSUs.
(g)	Includes 30,665 shares held by the Paul Shaffer Trust; 96,668 shares subject to stock options; 1,079 shares underlying RSUs; and 40,000 shares subject to warrants.
(h)

Includes 282,654 shares held by spouse; 11,750 shares held by parent’s estate over which director holds both voting and depository power but disclaims beneficial ownership; 80,668 shares subject to stock options; and 1,079 shares underlying RSUs.

(i)	Includes 1,448,366 shares subject to stock options; 5,395 shares underlying RSUs; and 141,842 shares subject to warrants.
(j)	Includes 171,430 shares subject to warrants.

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EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

The following disclosure focuses on our named executive officers. For fiscal 2021 our “named executive officers” consisted of: Dr. Simpson, Ms. Horvath, and Dr. Cullen, who retired from employment with Panbela in May of 2021.

Base salaries for each of our named executive officers were initially established based on arm’s-length negotiations with the applicable executive. The Compensation Committee of our Board of Directors reviews our executive officers’ salaries annually. When negotiating or reviewing base salaries, the Compensation Committee considers market competitiveness based on the experience of its members, the executive’s expected future contribution to our success and the relative salaries and responsibilities of our other executives.

Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers for fiscal 2021 and 2020 (collectively referred to as the “Executives”):

Name and Principal Positions	Year	Salary ($)	Option Awards(a) ($)	Stock Awards ($)	Nonequity Incentive Plan Compensation (b) ($)	Total ($)
Jennifer K. Simpson President and Chief Executive Officer (c)	2021	476,609	537,702	–	182,422	1,196,733
	2020	145,587	1,529,926	–	78,750	1,754,263
Susan Horvath Chief Financial Officer and Vice President of Finance	2021	302,200	155,258	–	99,620	557,078
	2020	226,000	98,176	–	90,000	414,176
Michael T. Cullen Former Executive Chairman (d)	2021	337,147	200,201	17,998	–	555,346
	2020	316,000	179,900	–	141,750	637,650

(a)

The values of option awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to the consolidated financial statements.

(b)	Represents payments made under Panbela’s 2021 and 2020 Cash Incentive Programs as described further below.
(c)	Dr. Simpson joined Panbela in July 2020.
(d)

Dr. Cullen served as Panbela’s President and Chief Executive Officer from October 2018 until July 2020 and as Executive Chairman until his retirement. After his retirement in May of 2021, Dr. Cullen received non-employee director compensation of $39,375 included in salary in this table and options and RSUs granted after Dr. Cullen’s retirement. The options awarded for service as a non-employee director were valued at $36,411. All amounts paid for service as a non-employee director are also disclosed in the Director Compensation table above.

Cash Incentive Compensation

For 2020 and 2021, the Compensation Committee established performance objectives for each of the Executives based on clinical development and financial milestones. Each Executive’s potential payment upon satisfaction of the objectives was equal to the target set forth in the Executive’s employment agreement as described further below. In the first quarter of 2021, the Compensation Committee determined that all of 2020 objectives were achieved and approved payment at target for each Executive. In the first quarter of 2022, the Compensation Committee determined that Dr. Simpson’s bonus for 2021 was approved for payment at 76.55% of target and Ms. Horvath’s bonus was approved for payment at 82.41% of target. The 2021 incentive was paid in the first quarter of 2022. No cash bonus was paid or will be paid to Dr. Cullen in 2022 as Panbela’s plan requires that employees are employed as of the end of the year to be eligible for a bonus.

Actions Relating to 2022 Executive Compensation

In March 2022, the Compensation Committee established final performance objectives for each Executive based on clinical, manufacturing and financial milestones with target payouts commensurate with the percentages of base salary established in such Executive’s employment agreement. Each Executive, other than our President and Chief Executive Officer, also has individual objectives. Payment of cash incentive compensation, if any, will be made if and to the extent the Compensation Committee determines that an Executive’s objectives were achieved during 2022.

In February 2022, the Compensation Committee approved increases to the annual base salaries of each of the Executives effective as of January 1, 2022. These increases were based upon market data obtained by the Compensation Committee from an independent compensation consultant and are equal to the midpoint of the salary range data obtained for comparable industry and company growth stage companies. The resulting annual base salaries are $506,000 for Dr. Simpson and $320,000 for Ms. Horvath.

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Outstanding Equity Awards as of December 31, 2021

		Option Awards				Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un- exercisable	Option exercise price ($)	Option expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)
Jennifer K. Simpson	7/17/2020	106,024	106,024(a)	9.99	7/17/2030
	3/30/2021	–	170,000(b)	4.09	3/30/2031
	9/13/2021	–	19,125(c)	2.26	9/13/2031

Susan Horvath	4/17/2018	40,000	–	5.75	4/17/2028
	5/21/2019	45,725	12,075(d)	2.95	5/21/2029
	9/24/2019	25,000	–	5.00	9/24/2029
	6/24/2020	16,000	16,000(e)	4.98	6/24/2030
	3/30/2021	–	40,000(f)	4.09	3/30/2031
	9/13/2021	–	12,135(g)	2.26	9/13/2031

Michael T. Cullen	3/5/2015	80,000	–	3.18	3/5/2025
	12/12/2016	15,000	–	15.10	12/12/2026
	2/27/2018	100,000	–	8.10	2/27/2028
	5/21/2019	127,900	28,200(h)	2.95	5/21/2029
	9/24/2019	30,000	–	5.00	9/24/2029
	6/24/2020	25,000	25,000(i)	4.98	6/24/2030
	3/30/2021	–	55,000(j)	4.09	3/30/2031
	5/25/2021	9,276	3,092(k)	4.17	5/25/2031
	5/25/2021					2,158(l)	3,733

(a)	Scheduled to vest with respect to 53,012 shares on July 17th in each of 2022 and 2023.
(b)	Scheduled to vest with respect to 56,667 shares on March 30th in each of 2022, 2023 and 2024.
(c)	Scheduled to vest with respect to 6,375 shares on September 13th in each of 2022, 2023 and 2024.
(d)	Scheduled to vest with respect to 12,075 shares on May 21, 2022.
(e)	Scheduled to vest with respect to 8,000 shares on June 24th in each of 2022 and 2023.
(f)	Scheduled to vest with respect to 13,333 shares on March 30th in each of 2022, 2023 and 2024.
(g)	Scheduled to vest with respect to 4,045 shares on September 13th in each of 2022, 2023 and 2024.
(h)	Scheduled to vest with respect to 28,200 shares on May 21, 2022.
(i)	Scheduled to vest with respect to 12,500 shares on June 24th in each of 2022 and 2023.
(j)	Scheduled to vest with respect to 18,333 shares on March 30th in each of 2022, 2023 and 2024.
(k)	Scheduled to vest with respect to 3,092 shares on May 25, 2022.
(l)	Scheduled to vest with respect to 1,079 shares on February 22, 2022 and the earlier of May 31, 2022 and the day before the Annual Meeting.

Employment Agreements

We are party to employment agreements with each of the Executives. In addition to the specific terms summarized below, each Executive is eligible to participate in the other compensation and benefit programs generally available to our employees, including our other executive officers, if any. Each such employment agreement also includes customary non-competition and non-solicitation covenants and a requirement that the Executive execute a supplemental agreement regarding confidentiality and assignment of intellectual property.

In accordance with the employment agreements, the base salary of each Executive is reviewed annually by the Compensation Committee of our Board of Directors. Pursuant to the employment agreements, the committee may authorize an increase for the applicable year but may not reduce an Executive’s base salary below its then-current level other than with the Executive’s consent or pursuant to a general wage reduction in respect of substantially all of our executive officers.

President and Chief Executive Officer

Under her employment agreement, Dr. Simpson is eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 50% of her base salary. Payment of the bonus amount is subject to achievement of metrics to be established by our Board of Directors and her continued employment with Panbela through the end of the applicable cash bonus period.

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Vice President of Finance and Chief Financial Officer

Under her employment agreement, Ms. Horvath is eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 40% of her base salary. Payment of the bonus amount is subject to achievement of metrics to be established by our Board of Directors and her continued employment with Panbela through the end of the applicable cash bonus period.

Former Executive Chairman

Dr. Cullen voluntarily retired from his employment with Panbela in May of 2021. Under his employment agreement, Dr. Cullen had been eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 45% of his base salary. Payment of the bonus amount was subject to achievement of metrics to be established by our Board of Directors and his continued employment with Panbela through the end of the applicable cash bonus period.

Potential Payments Upon Termination or Change-in-Control

Under their respective employment agreements, if Dr. Simpson’s or Ms. Horvath’s employment is terminated or Dr. Cullen’s employment was terminated by us for any reason other than for “cause” (as defined in the applicable employment agreement) or by him or her for “good reason” (as defined in the applicable employment agreement), then he or she will be eligible to receive an amount equal to their respective annualized salary plus an amount equal to a prorated portion of their cash bonus target, if any, for the year in which the termination occurred, in addition to other amounts accrued on or before the date of termination. If any such termination occurs within six months prior or two years after a “change of control” (as defined in the applicable employment agreement), then Dr. Cullen or Dr. Simpson or Ms. Horvath, as applicable, would instead receive an amount equal to his or her respective annualized salary, plus an amount equal to his or her full cash bonus target for the year in which the termination occurred.

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PROPOSAL 2:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Cherry Bekaert LLP to serve as our independent registered public accounting firm for 2022, and the Board of Directors is asking stockholders to ratify that selection. Although current law, rules and regulations, as well as the Audit Committee charter, require our independent registered public accounting firm to be supervised by the Audit Committee and recommended to the Board of Directors for appointment and, if necessary, removal, our Board of Directors considers the selection of an independent registered public accounting firm to be a matter of stockholder concern and considers this proposal to be an opportunity for stockholders to provide direct feedback. Cherry Bekaert LLP has served as Panbela’s independent registered public accounting firm since 2015.

Notwithstanding its selection of Cherry Bekaert LLP, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the committee believes that such a change would be in the best interests of Panbela and its stockholders. If the appointment of Cherry Bekaert LLP is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.

Required Vote and Board Recommendation

Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Cherry Bekaert LLP as Panbela’s independent registered public accounting firm for 2022.

Audit Fees

Cherry Bekaert LLP (PCAOB ID 00677) served as our independent registered public accounting firm for the years ended December 31, 2021 and 2020. The following table presents the aggregate fees for professional services provided by Cherry Bekaert LLP related to those fiscal years:

	Year Ended
	December 31, 2021	December 31, 2020
Audit Fees (a)	$105,500	$112,000
Audit-Related Fees (b)	2,350	12,950
Total	$107,850	$124,950

(a)

Audit Fees consisted of fees for the audit of our annual consolidated financial statements, including audited consolidated financial statements presented in our annual report on Form 10-K, review of the consolidated financial statements presented in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-U.S. jurisdiction.

(b)

Audit Related Fees consisted of fees for assurances and related services that are reasonably related to the performance of the audit of the consolidated financial statements and are not reported under “Audit Fees”.

Pre-approval Policy

The Audit Committee has established a policy governing our use of the services of our independent registered public accountants. Under the policy, the Audit Committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In 2021 and 2020, all fees identified above that were billed by Cherry Bekaert LLP were approved by the Audit Committee in accordance with SEC requirements.

PROPOSAL 3:
APPROVAL OF ISSUANCE OF COMMON STOCK
IN CONNECTION WITH ACQUISITION

Our Board of Directors is proposing for approval by our stockholders, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of common stock to securityholders of Cancer Prevention Pharmaceuticals, Inc. as partial consideration in the mergers, which amount will be in excess of 20% of our outstanding common stock as of the Record Date.

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Nasdaq Listing Rules – Requirement for Approval

Our common stock is listed on the Nasdaq Capital Market and we are subject to the Listing Rules of the Nasdaq Stock Market. Although we are not required to obtain stockholder approval of the merger agreement or the mergers themselves, we are required under Nasdaq Listing Rules 5635(a) to seek stockholder approval of the proposed issuance of the merger consideration, as such issuance is in an amount in excess of 20% of our issued and outstanding shares of common stock as of the Record Date.

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities “in connection with” the acquisition of the stock or assets of another company, where due to the present or potential issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (a) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (b) is or will be in excess of 20% of the outstanding common stock prior to the issuance. In order to achieve the target of having CPP security holders beneficially own 41% of HoldCo’s outstanding common stock on a fully-diluted basis upon closing of the mergers, we anticipate that, if this Proposal No. 3 is approved, HoldCo would issue shares of common stock up to an amount representing 69.5% of our issued and outstanding securities as of the Record Date.

No individual, group or other entity is expected to own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of HoldCo as a result of the mergers.

It is important that you understand that we are not required to, nor are we seeking, stockholder approval of the acquisition of CPP, or the related mergers and merger agreement. Rather, we are seeking stockholder approval for the purposes of complying with the Nasdaq Listing Rules relating to the issuance of shares of common stock as partial consideration for the acquisition of CPP.

Potential Effects of this Proposal

If this proposal is approved, our existing stockholders will experience substantial dilution in voting rights upon the issuance of the merger consideration in the Second Merger. As described above, if approved, the share-based merger consideration issuable to existing CPP securityholders will equal approximately 41% of our issued and outstanding securities as of the Record Date, on a fully-diluted basis, which assumes all outstanding warrants and options are exercised entirely and for cash.

Approval of this proposal is critical in our ability to satisfy our obligations under the merger agreement. If this proposal is not approved, we would be unable to complete the mergers under the current terms of the merger agreement and CPP will remain a separate legal entity.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 3 except to the extent of: (i) their ownership of shares of our common stock and rights to acquire the same, and (ii) their respective expectations of continued employment and service on the board of directors of our new parent company, Panbela Holdings, Inc., following the mergers (assuming, in the case of Messrs. Fratamico and Mathiesen, that each are re-elected pursuant to Proposal 1), for which they each receive cash and equity compensation.

Required Vote and Board Recommendation

Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

The Board of Directors recommends that you vote “FOR” the approval of the issuance of common stock in connection with the acquisition of CPP.

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INFORMATION ABOUT THE MERGERS

The discussion in this proxy statement of the mergers is subject to, and is qualified in its entirety by reference to, the merger agreement, a copy of which is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference.

The consummation of the mergers will not result in a change of control of Panbela, but Panbela will itself become a wholly owned subsidiary of Canary Merger Holdings, Inc., which we intend to rename “Panbela Holdings, Inc.” (“HoldCo”). HoldCo is intended to become a successor issuer to Panbela immediately upon consummation of the mergers.

General Description of the Mergers

Before entering into the merger agreement, for the purpose of effecting the transactions contemplated thereby, Panbela formed a direct, wholly owned subsidiary, HoldCo, which in turn formed two direct, wholly owned subsidiaries, Canary Merger Subsidiary I, Inc. (“Merger Sub I”) and Canary Merger Subsidiary II, Inc. (“Merger Sub II”). Upon satisfaction or waiver of the conditions to closing in the merger agreement, Merger Sub I will consummate the First Merger with and into Panbela, with Panbela surviving the merger as a direct, wholly owned subsidiary of HoldCo, and Merger Sub II will consummate the Second Merger with and into CPP, with CPP surviving the merger as a direct, wholly owned subsidiary of HoldCo.

Upon consummation of the mergers:

●	Panbela and CPP will each be a wholly owned subsidiary of HoldCo, and as a result, HoldCo will own what today are Panbela and CPP’s independent businesses;

●	HoldCo will be renamed “Panbela Holdings, Inc.”;

●	HoldCo’s common stock is expected to be listed on The Nasdaq Stock Market LLC under the symbol “PBLA”;

●

Each share of Panbela common stock outstanding immediately prior to the effective time of the First Merger will automatically be converted into the right to receive one share of HoldCo common stock and each right to acquire shares of Panbela common stock will become a right to acquire shares of HoldCo common stock on the same terms and subject to the same conditions;

●

Each share of CPP’s Series A-1 Preferred Stock and Series A-2 Preferred Stock (collectively, the “CPP Preferred Stock”) then issued and outstanding automatically will be converted into the right to receive (i) a number of shares of HoldCo common stock equal to the Exchange Ratio multiplied by the number of shares of CPP Common Stock into which such share was convertible, plus (ii) a pro-rata share of future cash payments, if any, resulting from the Preferred Preference Satisfaction and any Remaining Post-Closing Contingent Payments (each, as defined in the merger agreement); and

●

Each share of CPP common stock (including shares of common stock resulting from the conversion of CPP Preferred Stock described above) then issued and outstanding (other than certain excluded shares, “CPP Common Stock”) automatically will be converted into the right to receive (i) a number of shares of HoldCo common stock equal to the Exchange Ratio, plus (ii) a pro-rata share of future cash payments, if any, resulting from the Remaining Post-Closing Contingent Payments.

The Exchange Ratio will be based on a target proportion of HoldCo common stock to be held by legacy holders of CPP equity securities (determined on a fully-diluted basis). The target proportion will result in holders of CPP securities (including options and warrants) beneficially owning approximately 41% of the number of shares of HoldCo common stock outstanding after the Second Merger, unless certain existing CPP indebtedness is fully satisfied sufficiently in advance of closing, in which case it will equal 45%. The number of shares of HoldCo common stock equal to the target proportion will then be divided by the number of shares of CPP Common Stock issued or issuable as of the Second Merger to produce the Exchange Ratio. The parties have agreed to hold back 10% of the shares of HoldCo common stock otherwise issuable to legacy holders of CPP equity securities for a period of up to one year after closing to satisfy certain obligations, including indemnification, by CPP pursuant to the merger agreement.

Following the consummation of the mergers, it is expected that former holders of CPP Common Stock (including holders of shares of CPP Preferred Stock converted into shares of CPP Common Stock as described above) will own approximately 35.5% of HoldCo’s issued and outstanding common stock, subject to the 10% holdback, and former holders of Panbela common stock will own approximately 64.5% of HoldCo’s issued and outstanding common stock.

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Parties to the Mergers

Canary Merger Holdings, Inc. (“HoldCo”)
712 Vista Blvd. #305
Waconia, Minnesota 55387
(952) 479-1196

HoldCo is a Delaware corporation formed for the purpose of holding Panbela and CPP as wholly owned subsidiaries following completion of the mergers. Following the mergers, HoldCo will have no significant assets other than the stock or other voting securities of Panbela and CPP, its wholly owned subsidiaries.

Panbela Therapeutics, Inc. (“Panbela”)
712 Vista Blvd. #305
Waconia, Minnesota 55387
(952) 479-1196

Panbela is a Delaware corporation and a clinical-stage biopharmaceutical company developing disruptive therapeutics for patients with urgent unmet medical needs. Panbela’s initial product candidate, SBP-101, is for the treatment of patients with metastatic pancreatic ductal adenocarcinoma, the most common type of pancreatic cancer. Panbela is dedicated to treating patients with pancreatic cancer and ovarian cancer, and is exploring SBP-101’s potential for efficacy in combination with other agents in other cancer indications. Following the First Merger, Panbela will become a wholly owned subsidiary of HoldCo.

Cancer Prevention Pharmaceuticals, Inc. (“CPP”)
712 Vista Blvd. #305
Waconia, Minnesota 55387
(952) 479-1196

CPP is a Delaware corporation and a private, clinical stage company developing therapeutics to reduce the risk and recurrence of cancer and rare diseases; initial areas of focus include familial adenomatous polyposis (FAP) and colorectal cancer prevention. The lead asset for CPP is Flynpovi which is a combination of CPP-1X (eflornithine) and sulindac, and it has a dual mechanism both inhibiting polyamine synthesis and increased polyamine export and catabolism. As the result of an existing North American license agreement, a new FAP registration trial is fully funded and is scheduled to begin by year end. In addition, a Phase 3 trial in colon cancer survivors is currently underway and is sponsored by the Southwest Oncology Group (SWOG). Additionally, clinical trials in neuroblastoma, gastric cancer, and early-onset type-1 diabetes are underway in collaboration with various nonprofit groups. Following the Second Merger, CPP will become a wholly owned subsidiary of HoldCo.

Canary Merger Subsidiary I, Inc. (“Merger Sub I”)
712 Vista Blvd. #305
Waconia, Minnesota 55387
(952) 479-1196

Merger Sub I is a wholly owned subsidiary of HoldCo, formed solely for the purpose of engaging in the First Merger and the other transactions contemplated by the merger agreement. In the First Merger, Merger Sub I will merge with and into Panbela, with Panbela surviving the First Merger as a wholly owned subsidiary of HoldCo, and thereafter Merger Sub I will cease to exist.

Canary Merger Subsidiary II, Inc. (“Merger Sub II”)
712 Vista Blvd. #305
Waconia, Minnesota 55387
(952) 479-1196

Merger Sub II is a wholly owned subsidiary of HoldCo, formed solely for the purpose of engaging in the Second Merger and the other transactions contemplated by the merger agreement. In the Second Merger, Merger Sub II will merge with and into CPP, with CPP surviving the Second Merger as a wholly owned subsidiary of HoldCo, and thereafter Merger Sub II will cease to exist.

23

Corporate Structures

The following chart summarizes Panbela’s and CPP’s respective corporate structures as of April 25, 2022:

The following chart summarizes the corporate structure of HoldCo, Panbela and CPP on a pro forma basis, after giving effect to the mergers and all ancillary transactions necessary, whether by contract or operation of law, to effect the transactions contemplated by the merger agreement (the “Transactions”):

Background to the Mergers

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of Panbela and CPP. The following is a brief discussion of the background of these negotiations, the merger agreement and the mergers. The following chronology summarizes certain key events and contacts that led to the signing of the merger agreement. It does not purport to catalogue every conversation among Panbela and CPP.

As part of its oversight function, the Board and management regularly reviewed and assessed, among other things, Panbela’s long-term strategic plans and opportunities, competitive environment, and short-and long-term performance, with the primary goal of enhancing stockholder value.

In November 2018, Panbela’s Chairman, Dr. Michael Cullen, was introduced to CPP’s CEO, Jeffrey Jacob, by Panbela’s Chief Medical Officer and director, Dr. Suzanne Gagnon. Dr. Gagnon had been providing independent advisory services to CPP related to a pending FDA submission and was therefore familiar with CPP’s leading product candidate as well as CPP management.

On November 21, 2018, Panbela entered into a mutual confidentiality agreement with CPP to discuss potential collaborations.

By the end of 2018, after several conversations discussing both companies’ assets, development activities and financing plans, the CPP team chose to focus on their new drug application activities and discontinue conversations regarding potential collaborations.

In December 2020, Panbela CEO, Dr. Jennifer Simpson, was approached by a financial advisor for CPP. Two non-confidential company presentations were shared with Dr. Simpson and later discussed by several members of the Board. At that time, Panbela was focused on completion of its Phase Ia/Ib clinical trial work as well as designing and funding randomized clinical trial and did not pursue collaboration conversations.

In May of 2021, CPP again approached Panbela regarding a collaboration. Between May 2021 and February 2022, the Board held five meetings at which the potential transaction and related consideration and structures were discussed. The Board received regular written updates and met with management and Panbela’s financial and legal advisors regularly to review the status of negotiations with CPP and to discuss the merger agreement and all related documents.

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On May 25, 2021, the Board held a regularly scheduled meeting at which Dr. Simpson identified a potential opportunity for collaboration or acquisition of CPP and reviewed presentation materials provided by CPP regarding its Flynpovi Program.

After preliminary diligence by both parties, Panbela proposed terms generally reflecting a cashless acquisition of CPP. Targeted final ownership by CPP of the combined company was negotiated to be dependent on the status of certain promissory notes at closing. If the debt was outstanding as of closing, then the agreed upon target percentage would be 41%, and if the debt had been settled as of closing, then the targeted percentage would be 45%. To recognize the value developed in its Flynpovi program, including a North American licensing partner, CPP originally proposed that the merger agreement include contingent cash consideration to be paid to legacy CPP stockholders. Three tiers of contingent cash payments were negotiated to be funded directly from milestone and royalty payments made to the combined company subsequent to the approval and commercialization of Flynpovi.

On September 22, 2021, Panbela engaged Canaccord Genuity to serve as its exclusive financial advisor with respect to the potential acquisition of CPP.

On November 17, 2021, the Board held a regularly scheduled meeting, which Ms. Horvath and legal counsel to Panbela, Faegre Drinker Biddle & Reath LLP (“Faegre Drinker”), attended. Dr. Simpson and Ms. Horvath reported on the status of negotiations with CPP and reviewed the material terms of a proposed non-binding term sheet with CPP. The Board authorized and directed management to execute and deliver the term sheet. Later that day, the parties executed the non-binding term sheet setting forth preliminary terms and conditions of a potential transaction among the parties and CPP’s agreement to enter into exclusive negotiations with Panbela through the evening of December 10, 2021.

On December 10, 2021, the parties entered into an amendment to the non-binding term sheet to extend CPP’s exclusive negotiation period to January 24, 2022.

On December 20, 2021, the Board held a meeting, which Ms. Horvath and a representative of Faegre Drinker attended. Dr. Simpson reported on the status of negotiations with CPP and presented proposed revisions to the structure of the mergers, which reflected the final two-merger structure.

On January 24, 2022, the parties entered into an amendment to the non-binding term sheet to extend CPP’s exclusive negotiation period to February 14, 2022.

On February 3, 2022, the Board held a meeting, which Ms. Horvath and representatives of Canaccord Genuity and Faegre Drinker attended. Prior to the meeting, the members of the Board were provided with materials relating to the proposed mergers, including, among other things, a summary of the material terms of the draft merger agreement prepared by Faegre Drinker and certain financial analyses of the mergers prepared by Canaccord Genuity. At the meeting, Ms. Horvath reviewed CPP’s financial statements for available annual and interim periods, representatives of Faegre Drinker reviewed the material terms of the merger agreement and reviewed with the directors their fiduciary duties under Delaware law in connection with their consideration of the mergers, the merger agreement, and the Share Issuance and a representative of Canaccord Genuity reviewed with the Board its financial analysis of the merger consideration.

On February 18, 2022, CPP informed Panbela that it was prepared to sign the merger agreement.

During the evening of February 21, 2022, the Board held a meeting, which Ms. Horvath and representatives of Canaccord Genuity and Faegre Drinker attended. Prior to the meeting, the members of the Board were provided with materials relating to the proposed mergers, including, among other things, a summary of the material terms of the merger agreement prepared by Faegre Drinker and certain financial analyses of the merger consideration prepared by Canaccord Genuity. At the meeting:

●	representatives of Faegre Drinker presented a summary of the material terms of the merger agreement;
●

representatives of Faegre Drinker reviewed with the directors their fiduciary duties under Delaware law in connection with their consideration of the mergers, the merger agreement, and the Share Issuance; and

●

representatives of Canaccord Genuity reviewed with the Board Canaccord Genuity's financial analysis of the merger consideration, and rendered an oral opinion, confirmed by delivery of a written opinion dated February 21, 2022, to the Board to the effect that, as of such date and based on and subject to various assumptions made, procedures followed, matters considered, limitations on the review undertaken and qualifications, the merger consideration to be paid by HoldCo pursuant to the merger agreement was fair, from a financial point of view, to Panbela.

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Following consideration and discussion of the proposed merger agreement and the transactions contemplated thereby, the Board unanimously (1) approved the mergers, the merger agreement, and the other transactions contemplated by the agreement; (2) declared the mergers, the merger agreement, and the other transactions contemplated by the agreement, including the Share Issuance, to be fair, advisable, and in the best interests of Panbela and its stockholders; (3) directed that the approval of the Share Issuance be submitted to a vote at a meeting of the Panbela stockholders; and (4) recommended that the stockholders approve the same.

The parties executed the merger agreement later in the evening on February 21, 2022. Early in the morning of February 22, 2022, Panbela issued a press release announcing the parties’ execution of the merger agreement. The closing price of a share of Panbela common stock was $1.97 on February 22, 2022.

On April 7, 2022, CPP entered into an agreement with Sucampo AG that, subject to consummation of the Second Merger, will result in (i) a waiver of any acceleration of maturity that could have occurred under the Sucampo Notes (as defined below) in connection with the closing, (ii) conversion immediately before the Second Merger of all $5.0 million outstanding principal amount plus all accrued but unpaid interest under the 2016 Sucampo Note (as defined below) into new shares of CPP Series A-2 Preferred Stock, on terms consistent with CPP’s other converting indebtedness, and (ii) a restructuring of the 2017 Sucampo Note having an outstanding principal balance of $5.0 million to: (1) capitalize all principal and accrued but unpaid interest through the date of the closing, (2) provide for payments of $1.0 million plus accrued but unpaid interest on January 31st of each of 2023, 2024, 2025, and 2026, with the remaining balance due on January 31, 2027 and (3) provide for HoldCo to guarantee CPP’s obligations after the closing.  All or a portion of the first payment due in January of 2023 may become payable earlier if CPP or HoldCo completes a financing on or before January 31, 2023.  See “Liquidity and Capital Resources—Indebtedness—Sucampo Notes” under the heading “Cancer Prevention Pharmaceuticals, Inc. Financial Information” below for additional details regarding these arrangements among CPP and Sucampo AG.

Important Information Regarding Cancer Prevention Pharmaceuticals, Inc.

CPP is a pharmaceutical company primarily engaged in the research and development of treatment and prevention options for colon polyps, adenomas, previous cancer risk, general disease and other cancer risk factors.

The lead investigational new drug product, Flynpovi, is a combination of the polyamine synthesis inhibitor CPP-1X and the non-steroidal anti-inflammatory drug sulindac. CPP believes that the investigational drug is unique in that it is designed to treat the risk factors (e.g., polyps) that are hypothesized to lead to Familial Adenomatous Polyposis (FAP) surgeries and colon cancer and therefore may have the ability to prevent various types of colon cancer. Flynpovi and CPP-1X have received orphan drug designation status for FAP in the United States and Europe; there are no currently approved pharmaceutical therapies for FAP. By targeting and treating precursor conditions to colorectal cancer (“CRC”), CPP’s product candidates may address an important and largely unmet medical need.

In July 2021, CPP entered into a licensing and development agreement whereby the licensee will support all development and commercialization of Flynpovi in North America. CPP retains all rights outside of the United States and Canada.

The merger agreement was unanimously approved and adopted by the board of directors of CPP and approved by a written consent of holders of a majority of the outstanding voting securities of CPP.

Panbela’s Reasons for the Mergers

We believe the mergers are in the best interests of Panbela and its stockholders because the combination of CPP and Panbela will bring together an expanded pipeline addressing an estimated $5 billion aggregate market opportunity and strengthen Panbela’s position as a clinical stage development company focused on treating diseases where there is an unmet need through a diversified portfolio of assets and clinical programs. The supplemental clinical development is intended to include initiatives in all stages, inclusive of pre-clinical, Phase I, Phase II, Phase III and registration programs across several diseases.

Opinion of Financial Advisor to Panbela

Canaccord Genuity is acting as exclusive financial advisor to Panbela in connection with the mergers. At a meeting of the Board held on February 21, 2022 to evaluate the mergers, Canaccord Genuity delivered to the Board an oral opinion, which opinion was confirmed by delivery of a written opinion, dated February 21, 2022, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in the written opinion, the Company Merger Consideration to be paid by HoldCo pursuant to the merger agreement was fair, from a financial point of view, to Panbela. Canaccord Genuity did not express any view on, and its opinion did not address, any other term or aspect of any other agreements or arrangements contemplated by the merger agreement or entered into in connection with the mergers. For purposes of Canaccord Genuity’s opinion and related analyses, “Company Merger Consideration” means collectively, (i) a number of shares of HoldCo common stock equal to the Exchange Ratio, plus (ii) a right to receive a portion of the Post-Closing Contingent Payments as described in the merger agreement, which Post-Closing Contingent Payments will not exceed an aggregate amount of $60.0 million. For purposes of the opinion, Canaccord Genuity assumed, at the direction of the Board, that the target proportion of HoldCo common stock to be held by legacy holders of CPP’s equity securities (determined on a fully-diluted basis in accordance with the merger agreement) will be 41% (or 45% if, as of the date specified in the merger agreement, all payment obligations of CPP under the Sucampo Notes (as described in the merger agreement) have been fully satisfied (or the lender thereunder has irrevocably committed to an arrangement that will result in full satisfaction in advance of the closing of the First Merger and the Second Merger of all such payment obligations)), without any adjustment.

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The full text of Canaccord Genuity’s written opinion is attached to this proxy statement as Appendix B and is incorporated into this proxy statement by reference. The description of Canaccord Genuity’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. Panbela stockholders are encouraged to read Canaccord Genuity’s opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Canaccord Genuity in connection with its opinion. Canaccord Genuity’s opinion was addressed to the Board, was only one of many factors considered by the Board in its evaluation of the mergers and only addresses the fairness, from a financial point of view and as of the date of the opinion, to Panbela of the Company Merger Consideration to be paid by HoldCo pursuant to the merger agreement. Canaccord Genuity’s opinion does not address the relative merits of the mergers as compared to other business strategies or transactions that might be available to Panbela, nor does it address the underlying business decision of Panbela to proceed with the mergers. Canaccord Genuity’s opinion was directed to and for the information of the Board only (in its capacity as such) in connection with its evaluation of the mergers and does not constitute advice or a recommendation to the Board as to how the Board should vote with respect to the merger agreement or any stockholder of Panbela as to how such stockholder should vote its shares of Panbela common stock with respect to any matter related to the mergers, or how such person should otherwise act on any other matter with respect to the mergers. Canaccord Genuity’s opinion was necessarily based on securities, economic, market and monetary conditions prevailing on, and the information made available to, Canaccord Genuity as of, February 21, 2022, the date of its opinion. Subsequent developments may affect the conclusions expressed in Canaccord Genuity’s opinion if such opinion were rendered as of a later date. Canaccord Genuity assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances or events occurring after the date of the opinion.

In connection with Canaccord Genuity’s review of the mergers and developing the opinion described above, Canaccord Genuity:

(i)	reviewed certain publicly available historical business and financial information concerning Panbela;

(ii)	reviewed certain historical financial statements and other historical financial and operating data concerning Panbela and CPP provided to Canaccord Genuity by management of Panbela;

(iii)	reviewed certain estimates and data relating to Panbela and CPP prepared by the management of Panbela or CPP that Canaccord Genuity was directed to utilize by Panbela in its analysis;

(iv)	conducted discussions with members of management of Panbela regarding the past and current operations and financial condition and the prospects of Panbela and CPP;

(v)	reviewed financial and stock market data for certain companies, the securities of which are publicly traded, that Canaccord Genuity deemed to be relevant to CPP;

(vi)	compared the financial terms of the mergers with the financial terms of certain other acquisitions Canaccord Genuity deemed to be relevant and comparable to the mergers;

(vii)

reviewed the terms of the draft merger agreement provided to Canaccord Genuity by Panbela on February 17, 2022, which Canaccord Genuity assumed, with the consent of the Board, to be identical in all material respects to the agreement executed by the parties; and

(viii)

reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as Canaccord Genuity deemed necessary, including an assessment of general securities, economic, market and monetary conditions.

In connection with Canaccord Genuity’s review and arriving at its opinion, Canaccord Genuity did not independently verify any of the foregoing information, relied on such information, assumed that all such information was complete and accurate in all material respects, and relied on assurances of management of Panbela and CPP that they are not aware of any facts that would make such information misleading. With respect to any forward-looking information reviewed by Canaccord Genuity, Canaccord Genuity assumed, with the consent of the Board, that such information had been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the matters covered thereby, and Canaccord Genuity relied, at the direction of the Board, on such information for purposes of its analysis and opinion. Canaccord Genuity expressed no view or opinion as to such information or the assumptions on which it was based. Canaccord Genuity was not provided with financial forecasts regarding Panbela’s or CPP’s businesses that management of Panbela directed Canaccord Genuity to use in its analysis. Canaccord Genuity also expressed no view as to the likelihood of whether any of the approvals or other milestones upon which the Post-Closing Contingent Payments are to be paid pursuant to the merger agreement will be obtained or whether the Post-Closing Contingent Payments will become payable.

Canaccord Genuity also assumed that (i) the mergers will be consummated upon the terms set forth in the merger agreement, without any waiver, modification or amendment of any material term, condition or agreement therein which would be in any way meaningful to Canaccord Genuity’s analysis, (ii) the representations and warranties made by the parties to the merger agreement are and will be true and correct in all respects material to Canaccord Genuity’s analysis, and (iii) in the course of obtaining necessary governmental, regulatory and third party approvals and consents for the mergers, no modification, delay, limitation, restriction or conditions will be imposed which would have an adverse effect on Panbela, HoldCo or CPP or be in any way meaningful to Canaccord Genuity’s analysis. Canaccord Genuity is not a legal, accounting, regulatory or tax expert and relied on the assessments made by Panbela and its advisors with respect to such matters.

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Canaccord Genuity’s opinion is limited to and addresses only the fairness, from a financial point of view, as of the date of the opinion, to Panbela of the Company Merger Consideration to be paid by HoldCo pursuant to the merger agreement. Canaccord Genuity did not express any view on, and its opinion did not address, any other term or aspect of any other agreement or arrangements contemplated by the merger agreement or entered into in connection with the mergers. Canaccord Genuity also expressed no opinion as to the fairness of the mergers to the holders of any class of securities, creditors or other constituencies of Panbela, HoldCo or CPP. Canaccord Genuity’s opinion does not address the relative merits of the mergers as compared to other business strategies or transactions that might be available to Panbela, nor does it address the underlying business decision of Panbela to proceed with the mergers or any view on another term or aspect of the mergers, including, without limitation, the structure or form of the mergers. Canaccord Genuity did not consider, and did not express an opinion as to, the fairness of the amount or nature of the compensation to any of the officers, directors or employees of Panbela, HoldCo, CPP or any other party, or class of such persons. Further, Canaccord Genuity did not express any opinion as to in the future what the price or range of prices at which the shares of Panbela common stock or HoldCo common stock or any other securities may trade or otherwise be transferable, including following announcement of the mergers.

Canaccord Genuity was not requested to conduct, and did not conduct, nor did Canaccord Genuity rely upon, any independent valuation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of Panbela, HoldCo or CPP. Canaccord Genuity also did not evaluate nor express any opinion as to the solvency of any party to the merger agreement, or the ability of Panbela, HoldCo or CPP to pay its obligations when they become due, or as to the impact of the mergers on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters.

Summary of Financial Analyses

The following is a summary of the material financial analyses performed by Canaccord Genuity in connection with rendering its opinion dated February 21, 2022 described above. The following summary, however, does not purport to be a complete description of the factors considered or financial analyses performed by Canaccord Genuity, nor does the order of analyses described represent relative importance or weight given to those analyses by Canaccord Genuity. Some of these summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Canaccord Genuity’s financial analyses. In performing its analyses, Canaccord Genuity made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Panbela, HoldCo or any other parties to the merger agreement. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 18, 2022 (the trading day immediately prior to delivery of Canaccord Genuity’s opinion) and is not necessarily indicative of current market conditions.

Selected Public Companies Analysis. Canaccord Genuity reviewed publicly-available financial information related to selected publicly-traded late-stage oncology companies that Canaccord Genuity, based on its experience and professional judgment, deemed to share similar business characteristics to CPP. No company utilized in the selected public companies analysis is directly comparable to CPP and certain of these companies may have financial, business and/or operating characteristics that are materially different from those of CPP. The selected public companies are listed below:

●	Fennec Pharmaceuticals Inc.
●	Delcath Systems, Inc.
●	Rain Therapeutics Inc.
●	Vascular Biogenics Ltd.
●	Ayala Pharmaceuticals, Inc.
●	ERYTECH Pharma S.A.
●	Sesen Bio Inc.

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Canaccord Genuity calculated the implied total enterprise value of each of the selected public companies based on information obtained from filings with the SEC, the Capital IQ database, and other public sources as of February 18, 2022. For this analysis, Canaccord Genuity calculated total enterprise value by taking fully-diluted equity value (determined using the current share price multiplied by the fully-diluted shares outstanding calculated using the treasury stock method, as adjusted for financings), adding total debt (consisting of current and long-term debt liabilities, as adjusted for financings and warrant liabilities, where applicable), and subtracting total cash and cash equivalents (consisting of cash, marketable securities, and short-term and long-term investments, as adjusted for financings and milestone payments). Based on its analysis and other considerations that Canaccord Genuity deemed relevant in its experience and professional judgment, Canaccord Genuity derived a range of implied enterprise values for CPP of $23 million to $39 million based on the first and third quartiles of the enterprise values of the selected public companies.

●

For the scenario provided by the merger agreement in which the target proportion of HoldCo common stock to be held by legacy holders of CPP’s equity securities (determined on a fully-diluted basis in accordance with the merger agreement) would be 41%, Canaccord Genuity derived a range of implied equity values for CPP of $9 million to $24 million by applying this range of implied enterprise values and adding to such range CPP’s cash and cash equivalents of $0.7 million and subtracting from it CPP’s total debt of $15.1 million (in each case as provided by CPP’s management as of December 31, 2021). Canaccord Genuity compared this range to the aggregate upfront value of the Company Merger Consideration of approximately $20 million (calculated as new shares to be issued by HoldCo of approximately 9.4 million based on the capitalization of Panbela and CPP as provided by management as of February 18, 2022, multiplied by Panbela’s stock price on February 18, 2022 of $2.16 per share).

●

For the scenario provided by the merger agreement in which the target proportion of HoldCo common stock to be held by legacy holders of CPP’s equity securities (determined on a fully-diluted basis in accordance with the merger agreement) would be 45%, and based on its analysis and other considerations that Canaccord Genuity deemed relevant in its experience and professional judgment, Canaccord Genuity derived a range of implied equity values for CPP of $21 million to $36 million by applying this range of implied enterprise values and adding to such range CPP’s cash and cash equivalents of $0.7 million and subtracting from it CPP’s total debt of $3.3 million (in each case as provided by CPP’s management as of December 31, 2021 and, with respect to total debt, assuming the conversion of the Sucampo debt). Canaccord Genuity compared this range to the aggregate upfront value of the Company Merger Consideration of approximately $24 million (calculated as new shares to be issued by HoldCo of approximately 11.0 million based on the capitalization of Panbela and CPP as provided by management as of February 18, 2022, multiplied by Panbela’s stock price on February 18, 2022 of $2.16 per share).

Selected Precedent Transactions Analysis. Canaccord Genuity reviewed certain publicly available financial information related to selected transactions since 2019 involving clinical stage oncology companies that Canaccord Genuity, based on its experience and professional judgment, deemed relevant to consider in relation to CPP and the mergers. None of the selected transactions are directly comparable to the mergers. The selected precedent transactions are listed below:

Announcement Date	Target	Acquiror
05/13/2021	TRIGR Therapeutics, Inc.	Compass Therapeutics, Inc.
05/04/2021	Kuur Therapeutics, Inc.	Athenex, Inc.
03/09/2021	Maverick Therapeutics, Inc.	Takeda Pharmaceutical Company Limited
01/07/2021	Oncoceutics, Inc.	Chimerix, Inc.
11/23/2020	OncoImmune	Merck & Co., Inc.
11/18/2020	DCprime B.V.	Immunicum AB
11/02/2020	Kiadis Pharma N.V.	Sanofi
02/21/2019	Immune Design Corp.	Merck & Co., Inc.

Canaccord Genuity calculated the implied enterprise value of each of the target companies in the selected precedent transactions based on information obtained from filings with the SEC, the Capital IQ database, and other public sources as of February 18, 2022. For this analysis, Canaccord Genuity calculated implied enterprise value based on the total transaction value including all potential contingent payments.

Upfront Payments Only. Based on its analysis and other considerations that Canaccord Genuity deemed relevant in its experience and professional judgment, Canaccord Genuity derived a range of implied enterprise values for CPP of $68 million to $329 million based on the first and third quartiles of the upfront transaction values of the selected precedent transactions.

●

For the scenario provided by the merger agreement in which the target proportion of HoldCo common stock to be held by legacy holders of CPP’s equity securities (determined on a fully-diluted basis in accordance with the merger agreement) would be 41%, Canaccord Genuity derived a range of implied equity values for CPP of $54 million to $315 million by applying this range of implied enterprise values and adding to such range CPP’s cash and cash equivalents of $0.7 million and subtracting from it CPP’s total debt of $15.1 million (in each case as provided by CPP’s management as of December 31, 2021). Canaccord Genuity compared this range to the aggregate upfront value of the Company Merger Consideration of approximately $20 million (calculated as new shares to be issued by HoldCo of approximately 9.4 million based on the capitalization of Panbela and CPP as provided by management as of February 18, 2022, multiplied by Panbela’s stock price on February 18, 2022 of $2.16 per share).

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●

For the scenario provided by the merger agreement in which the target proportion of HoldCo common stock to be held by legacy holders of CPP’s equity securities (determined on a fully-diluted basis in accordance with the merger agreement) would be 45%, Canaccord Genuity derived a range of implied equity values for CPP of $66 million to $326 million by applying this range of implied enterprise values and adding to such range CPP’s cash and cash equivalents of $0.7 million and subtracting from it CPP’s total debt of $3.3 million (in each case as provided by CPP’s management as of December 31, 2021 and, with respect to total debt, assuming the conversion of the Sucampo debt). Canaccord Genuity compared this range to the aggregate upfront value of the Company Merger Consideration of approximately $24 million (calculated as new shares to be issued by HoldCo of approximately 11.0 million based on the capitalization of Panbela and CPP as provided by management as of February 18, 2022, multiplied by Panbela’s stock price on February 18, 2022 of $2.16 per share).

Upfront and Contingent Payments. Based on its analysis and other considerations that Canaccord Genuity deemed relevant in its experience and professional judgment, Canaccord Genuity derived a range of implied enterprise values for CPP of $155 million to $460 million based on the first and third quartiles of the total transaction values (including both upfront and potential contingent payments) of the selected precedent transactions.

●

For the scenario provided by the merger agreement in which the target proportion of HoldCo common stock to be held by legacy holders of CPP’s equity securities (determined on a fully-diluted basis in accordance with the merger agreement) would be 41%, Canaccord Genuity derived a range of implied equity values for CPP of $141 million to $445 million by applying this range of implied enterprise values and adding to such range CPP’s cash and cash equivalents of $0.7 million and subtracting from it CPP’s total debt of $15.1 million (in each case as provided by CPP’s management as of December 31, 2021). Canaccord Genuity compared this range to the total value of the Company Merger Consideration of approximately $80 million, including the upfront value of approximately $20 million (calculated as new shares to be issued by HoldCo of approximately 9.4 million based on the capitalization of Panbela and CPP as provided by management as of February 18, 2022, multiplied by Panbela’s stock price on February 18, 2022 of $2.16 per share) and potential contingent payments of $60 million without application of a discount factor.

●

For the scenario provided by the merger agreement in which the target proportion of HoldCo common stock to be held by legacy holders of CPP’s equity securities (determined on a fully-diluted basis in accordance with the merger agreement) would be 45%, Canaccord Genuity derived a range of implied equity values for CPP of $153 million to $457 million by applying this range of implied enterprise values and adding to such range CPP’s cash and cash equivalents of $0.7 million and subtracting from it CPP’s total debt of $3.3 million (in each case as provided by CPP’s management as of December 31, 2021 and, with respect to total debt, assuming the conversion of the Sucampo debt). Canaccord Genuity compared this range to the total value of the Company Merger Consideration of approximately $84 million, including the upfront value of approximately $24 million (calculated as new shares to be issued by HoldCo of approximately 11.0 million based on the capitalization of Panbela and CPP as provided by management as of February 18, 2022, multiplied by Panbela’s stock price on February 18, 2022 of $2.16 per share) and potential contingent payments of $60 million without application of a discount factor.

General

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Canaccord Genuity’s opinion. In arriving at its fairness determination, Canaccord Genuity considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Canaccord Genuity made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses, taken as a whole. No company or transaction used in the above analyses as a comparison is directly comparable to Panbela, CPP or the mergers. The reasons for and the circumstances surrounding each of the selected companies and transactions analyzed were diverse and there are inherent differences in the business, operations, financial condition and prospects of CPP and the companies included in those analyses.

Canaccord Genuity prepared these analyses for purposes of providing its opinion to the Board as to the fairness, from a financial point of view and as of the date of the opinion, to Panbela of the Company Merger Consideration to be paid by HoldCo pursuant to the merger agreement. These analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold.

The Company Merger Consideration was determined through negotiations between Panbela and CPP and was approved by the Board. Canaccord Genuity provided advice to the Board during these negotiations. Canaccord Genuity, however, did not recommend any specific amount of consideration to Panbela or the Board or that any specific amount of consideration constituted the only appropriate consideration for the mergers.

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Canaccord Genuity’s opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the factors considered or financial analyses performed by Canaccord Genuity in connection with its opinion and is qualified in its entirety by reference to the full text of the written opinion of Canaccord Genuity attached to this proxy statement as Appendix B. The issuance of Canaccord Genuity’s opinion was approved by a fairness committee of Canaccord Genuity.

Canaccord Genuity, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, Canaccord Genuity and its affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Panbela, HoldCo, CPP or their respective affiliates. During the two years preceding the date of this opinion, Canaccord Genuity has not provided any investment banking or other financial services of a material nature to Panbela, HoldCo or CPP. Canaccord Genuity may provide investment banking and other services to or with respect to Panbela, HoldCo, CPP or their respective affiliates in the future, for which Canaccord Genuity may receive compensation.

Panbela engaged Canaccord Genuity as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the mergers. Pursuant to the terms of such engagement, Panbela agreed to pay Canaccord Genuity an aggregate fee of $800,000, $50,000 of which was payable upon signing of an engagement letter, $300,000 of which was payable upon delivery by Canaccord Genuity of its opinion dated February 21, 2022, and the remainder of which is payable contingent upon consummation of the mergers. In addition, Panbela has agreed to reimburse Canaccord Genuity for certain expenses and to indemnify Canaccord Genuity for liabilities relating to or arising out of its engagement.

Governance and Management of HoldCo

Following the consummation of the mergers, the business and affairs of HoldCo will be conducted by its management under the direction of a seven-person board of directors. HoldCo is expected to retain the same executive officers as Panbela following consummation of the mergers. Neither Panbela’s Board of Directors nor its Nominating and Corporate Governance Committee have determined which two directors will resign in connection with the mergers.

In accordance with the merger agreement, each of the following persons will be appointed to serve as directors of HoldCo, each of whom were identified by CPP (the “CPP Directors”):

Jeffrey E. Jacob, age 60, has served as Chief Executive Officer of CPP since 2009. He is also the principal of Tucson Pharma Ventures LLC, an Arizona-based biopharmaceutical consulting and investment firm, a role he’s held since 2004. In 2004, Mr. Jacob founded Systems Medicine Inc., a startup company applying systems biology, predictive pharmacogenomics, and clinical trial design innovations to the development of new cancer drugs and served as its chief executive officer until its sale in 2007, after which he served as a divisional chief executive officer until late 2008. Between 1987 and 2004, Mr. Jacob was employed by Research Corporation Technologies, most recently as Senior Vice President. During that time, he led the transformation of Research Corporation Technologies from a patent development and licensing organization to an early stage-technology incubation and venture deployment firm. He has served as a member of the board of directors of Research Corporation Technologies and currently serves as its chair. He is also a founding board member and previously served as the chief program officer of Critical Path Institute. Mr. Jacob holds a master’s degree in engineering and a master’s degree in Technology and Policy from the Massachusetts Institute of Technology and a bachelor’s degree in engineering from the University of Arizona. It is expected that Mr. Jacob will resign all positions with CPP in connection with the consummation of the mergers. Mr. Jacob’s over three decades of experience in drug development and life sciences investing, fundraising and regulatory matters, service on boards of directors, and familiarity with CPP uniquely qualify him to serve as a director of HoldCo.

Daniel Donovan, age 57, has served as a director and Chief Business Officer, a non-employee position, of CPP since 2011. He has served as chief executive officer of rareLife Solutions, Inc., a private company he co-founded in 2014. Before rareLife, Mr. Donovan founded Envision Pharma in 2001, serving as managing director then president until 2011. Envision Pharma was acquired by United BioSource Corporation in 2008, where Mr. Donovan served as Senior Vice President Strategy and Market Development and was a member of the leadership team. Mr. Donovan began his career at Pfizer serving in a variety of positions of increasing responsibility, ranging from sales to market research and marketing in the U.S. and internationally, culminating in his position as Director and European Team Leader. During his time at Pfizer, he played a pivotal role in the commercialization of some of the pharmaceutical industry’s most successful product launches. It is not expected that Mr. Donovan will hold any title with CPP or HoldCo or will provide any services beyond his role as a member of the board of directors of HoldCo after consummation of the mergers. Mr. Donovan’s experience in rare disease and in small and large pharmaceutical companies will be valuable additions to the board of directors of HoldCo.

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There are no family relationships among any of Panbela’s executive officers or current members of its Board of Directors and the CPP Directors.

Prospective Director Independence

Nasdaq listing rules generally require that a majority of a company’s board of directors must consist of “independent directors” within the meaning of Nasdaq listing rules. Panbela’s board of directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it has determined that Messrs. Donovan, Mathiesen, Schaffer, Schemel and Fratamico will be “independent directors” as defined under the applicable rules of The Nasdaq Stock Market, LLC.

Board Leadership Structure

We expect that Dr. Cullen will remain the Chair of the board of directors of HoldCo and Mr. Mathiesen will continue to serve as Vice Chair and lead independent director.

Accounting Treatment

It is expected that the mergers will be accounted for as an asset acquisition in accordance with accounting principles generally accepted in the United States (“GAAP”). Under this method of accounting, Panbela will measure the acquired assets and liabilities using the cost accumulation and allocation model, and the cost of the asset acquisition will be allocated on a relative fair value basis. The portion of the purchase price allocated to in-process research and development assets is expected to be expensed immediately as the assets will have no alternative future use.

Exemption From Registration; Restricted Securities

The issuance of the shares of HoldCo common stock to the holders of CPP shares will be issued in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof, and Regulation D promulgated thereunder. Accordingly, the shares of common stock of HoldCo proposed to be issued in the Second Merger will be restricted securities and may not be offered or sold by the holders of those shares, absent registration or an applicable exemption from registration requirements.

INFORMATION ABOUT THE MERGER AGREEMENT

The material terms of the merger agreement are summarized below, and a copy of the merger agreement is attached to this proxy statement as Appendix A and is incorporated herein by reference. The following summary does not purport to be complete and is subject to, and qualified by, the full text of the agreement.

On February 21, 2022, Panbela, HoldCo, Merger Sub I, Merger Sub II, and CPP entered into the merger agreement, pursuant to which Panbela agreed to, among other things, install a holding company pursuant to the First Merger and acquire CPP pursuant to the Second Merger. For U.S. federal income tax purposes, it is intended that the mergers, taken together, will qualify as an exchange under Section 351 of the Internal Revenue Code, and the regulations promulgated thereunder.

At the effective time of the Second Merger (“Second Effective Time”), each share of CPP Preferred Stock then issued and outstanding automatically will be converted into the right to receive (i) a number of shares of HoldCo common stock equal to the Exchange Ratio multiplied by the number of shares of CPP Common Stock into which such share was convertible, plus (ii) a pro-rata share of future cash payments, if any, resulting from the Preferred Preference Satisfaction and any Remaining Post-Closing Contingent Payments (each, as defined in the merger agreement). Additionally, each share of CPP Common Stock then issued and outstanding (other than certain excluded shares, “CPP Common Stock”) automatically will be converted into the right to receive (i) a number of shares of HoldCo common stock equal to the Exchange Ratio, plus (ii) a pro-rata share of future cash payments, if any, resulting from the Remaining Post-Closing Contingent Payments. The Preferred Preference Satisfaction will represent the aggregate liquidation preference of the CPP Preferred Stock as of closing and will receive priority of payment in the event any Post-Closing Contingent Payments (as defined in the merger agreement) are due.

The Exchange Ratio will be based on a target proportion of HoldCo common stock to be held by legacy holders of CPP equity securities (determined on a fully diluted basis). The target proportion will result in holders of CPP securities (including options and warrants) beneficially owning approximately 41% of the number of shares of HoldCo common stock outstanding after the Second Merger, unless certain existing CPP indebtedness is fully satisfied sufficiently in advance of closing, in which case it will equal 45%. The number of shares of HoldCo common stock equal to the target proportion will then be divided by the number of shares of CPP Common Stock issued or issuable as of the Second Merger to produce the Exchange Ratio. The parties have agreed to hold back 10% of the shares of HoldCo common stock otherwise issuable to legacy holders of CPP equity securities for a period of up to one year after closing to satisfy certain obligations, including indemnification, by CPP pursuant to the merger agreement.

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The potential Post-Closing Contingent Payments are eligible to be paid in cash in connection with the future satisfaction of three milestones after netting out applicable expenses and setoff amounts: (1) 50% of milestone payments and royalties received pursuant to the existing North American license agreement, up to a maximum payout of $25.0 million; (2) 50% of royalty payments received for U.S. sales of Flynpovi in excess of $400.0 million, up to a maximum payout of $15.0 million; and (3) either 35% of any cash amounts originating from the European Union and received pursuant to partnerships involving Flynpovi or 10% of any cash amounts received from efforts to self-market Flynpovi in the European Union, up to an aggregate maximum payout of $20.0 million.

The merger agreement further provides that options to purchase CPP Common Stock automatically will be assumed by HoldCo or terminated at closing, depending upon certain established criteria. Assumed options will be exercisable for shares of HoldCo common stock, in a manner designed to maintain the aggregate fair market value of the award. All other options to purchase CPP Common Stock will be terminated effective as of the Second Merger if not exercised in advance. All warrants to purchase CPP Common Stock will be similarly assumed by HoldCo and adjusted.

For illustrative purposes only, based on 13,449,117 shares of Panbela common stock issued and outstanding as of April 25, 2022 calculated on a GAAP fully-diluted basis, holders of CPP securities (including options and warrants to be assumed in the Second Merger) would be entitled to receive or purchase up to a maximum of 9,345,996 shares of HoldCo common stock in the Second Merger using a target post-closing beneficial ownership percentage of 41% in accordance with the terms of the merger agreement. Based on expected conversions of indebtedness and option exercises received by CPP through April 25, 2022, a total of 7,391,674 of the shares of HoldCo common stock would be issuable in exchange for CPP Common Stock (including shares of CPP Common Stock issuable upon conversion of CPP Preferred Stock and expected conversions of CPP indebtedness) and the remaining 1,954,322 shares of HoldCo common stock remaining subject to options and warrants assumed by HoldCo. Accordingly, legacy holders of Panbela common stock would hold approximately 64.5% of the issued and outstanding shares of HoldCo common stock and legacy holders of CPP Common Stock would hold approximately 35.5% of the issued and outstanding shares immediately after consummation of the mergers, in all cases subject to the 10% holdback provided for in the merger agreement. The following table summarizes the foregoing estimates:

	HoldCo Common Stock (#)	Proportion (%)
Shares held by Panbela stockholders (excludes options & warrants per merger agreement)	13,449,117	59.0%
Maximum shares issuable in exchange for CPP securities (including options & warrants per merger agreement)	9,345,996	41.0%
Denominator	22,795,113	100.0%

Actual shares outstanding at closing	20,840,791

The obligations of each of Panbela and CPP to consummate the transactions contemplated by the merger agreement are subject to specified conditions including, among other matters: (i) the approval by Panbela stockholders of the issuance of shares in the Second Merger pursuant to the rules of The Nasdaq Stock Market LLC (“Nasdaq”); (ii) the shares of HoldCo common stock to be issued in connection with the First Merger and Second Merger being approved for listing by Nasdaq, subject to only notice of issuance; and (iii) conversion of a threshold principal amount of outstanding CPP promissory notes. Additionally, Panbela has agreed to take all necessary action to elect its directors to serve as directors of HoldCo and, effective as of the Second Merger, elect each of Mr. Donovan, a current director of CPP, and Mr. Jacob, the chief executive officer and a current director of CPP, to serve as directors of HoldCo, subject to a maximum board size of seven after all of the transactions have been completed. See “INFORMATION ABOUT THE MERGERS—Governance and Management of HoldCo” above for more information.

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The merger agreement contains customary representations and warranties from Panbela and CPP. It also contains customary covenants, including providing (i) for each of the parties to use reasonable best efforts to consummate the transactions contemplated in the merger agreement, and (ii) for Panbela and CPP to carry on their respective businesses in the ordinary course of business consistent with past practice during the period between the execution of the merger agreement and the closing. CPP has agreed not to solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (as defined in the merger agreement).

The merger agreement contains termination rights for each of Panbela and CPP including, without limitation, in the event that (i) the transactions contemplated in the merger agreement are not consummated by June 30, 2022; (ii) any governmental entity issues a non-appealable final order permanently enjoining the transactions contemplated in the merger agreement; (iii) the Panbela stockholders do not approve the issuance of shares in the Second Merger; or (iv) the other party breaches its representations, warranties or covenants under the merger agreement, subject to customary opportunities to cure such breach, if curable. CPP will be obligated to pay to Panbela a termination fee of $500,000 if the merger agreement is terminated under certain circumstances.

The parties may amend the merger agreement, by action taken or authorized by their boards of directors, at any time before or after approval of the Share Issuance by the stockholders of Panbela. After the stockholders approve the Share Issuance, however, no amendment to the merger agreement may be made that requires the further approval of stockholders unless that further approval is obtained.

RISK FACTORS RELATED TO THE MERGERS, MERGER AGREEMENT

Much like investment in our securities, approval of the Share Issuance involves a high degree of risk. You should consider carefully the following risks in addition to the risks and uncertainties described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including those under the heading “Risk Factors”, as updated by our subsequent Quarterly Reports on Form 10-Q, and our other filings with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, which are incorporated herein by reference, before you decide whether to purchase any of our securities. These risks could materially adversely affect our business, financial condition, results of operations and cash flows, and you may lose part or all of your investment. For more information, see “Where You Can Find More Information.”

We have and expect to incur substantial costs related to the mergers, including the Share Issuance, and subsequent integration efforts.

We have incurred and expect to incur a number of non-recurring costs associated with the mergers and related transactions. These costs include legal, financial advisory, accounting, consulting and other advisory fees, retention, severance and employee benefit-related costs, regulatory fees, closing, integration and other related costs. Some of these costs are payable regardless of whether or not the mergers are completed.

The mergers may be more difficult, costly, or time-consuming than expected, and we may not realize the anticipated benefits of the mergers.

The anticipated benefits of the mergers, including product candidate diversification and growth, may not be realized fully or at all or may take longer to commercialize than expected and integration may result in additional and unforeseen expenses. An inability to realize the full extent of the anticipated benefits of the mergers, as well as any delays encountered in the integration process, could have an adverse effect upon our operating results following the completion of the mergers.

In addition, we and CPP have operated and, until the completion of the mergers, must continue to operate, independently. It is possible that the integration process could result in the loss of one or more key employees, including employees of CPP, the disruption of each company’s ongoing businesses or inconsistencies in standards, controls, procedures, and policies that adversely affect each company’s ability to maintain relationships with clients, customers, depositors, and employees or to achieve the anticipated benefits of the mergers. Integration efforts between the companies may also divert management attention and resources. These integration matters could have an adverse effect on Panbela during this transition period and for an undetermined period after completion of the mergers.

Failure to complete the mergers could negatively impact Panbela.

If the mergers are not completed for any reason, there may be various adverse consequences and we may experience negative reactions from the financial markets and from our suppliers, other vendors and employees. Additionally, if the merger agreement is terminated, the market price of our common stock could decline to the extent that current market prices reflect a market assumption that the mergers will be beneficial and will be completed. We also could be subject to litigation related to any failure to complete the mergers or to perform our obligations under the merger agreement.

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We are subject to business uncertainties and contractual restrictions while the mergers are pending.

Uncertainty about the effects of the mergers on our suppliers, other vendors and employees may have an adverse effect on Panbela or CPP. These uncertainties may impair CPP’s and our ability to attract, retain and motivate key personnel until the mergers are completed, and could cause research partners, vendors and others that deal with CPP or Panbela to seek to change existing business relationships, any of which could materially adversely impact our operations and the timing of our clinical development plans.

The merger agreement may be terminated in accordance with its terms and the mergers may not be completed.

The merger agreement is subject to a number of conditions which must be fulfilled in order to complete the mergers. Those conditions include approval of the issuance of shares of common stock by our stockholders; and the absence of any statute, rule, regulation, injunction, order, or decree, that is enacted, entered, promulgated, or enforced and prohibits, prevents, or makes illegal the completion of the mergers, and the absence of any claim, litigation or proceeding initiated and pending or threatened relating to the merger agreement or the mergers or seeking to prevent the completion of the mergers. Each party’s obligation to complete the mergers is also subject to certain additional customary conditions. These conditions to the closing may not be fulfilled in a timely manner or at all, and, accordingly, the mergers may not be completed.

We may not have discovered certain liabilities or other matters related to CPP, which may adversely affect the future financial performance of the combined company.

In the course of the due diligence review that we conducted prior to the execution of the merger agreement, we may not have discovered, or may have been unable to properly quantify, certain liabilities of CPP or other factors that may have an adverse effect on the business, results of operations, financial condition, and cash flows of the combined company after the consummation of the mergers.

Our estimates and judgments related to the acquisition accounting methods used to record the purchase price allocation related to the acquisition of CPP may be inaccurate.

Our management will make significant accounting judgments and estimates related to the application of acquisition accounting of the mergers under GAAP, as well as the underlying valuation models. Our business, operating results, and financial condition could be materially adversely impacted in future periods if the accounting judgments and estimates prove to be inaccurate.

CANCER PREVENTION PHARMACEUTICALS, INC. FINANCIAL INFORMATION

For information about CPP and its subsidiaries’ operations and financial condition, see (i) the audited consolidated financial statements of CPP for the fiscal years ended December 31, 2021 and 2020 and the related notes thereto, which are attached hereto as Appendix C, and (ii) the unaudited pro forma condensed combined financial information, and the related notes thereto, of Panbela as of and for the fiscal year ended December 31, 2021, which are attached hereto as Appendix D.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Cancer Prevention Pharmaceuticals, Inc.

CPP is a pharmaceutical company primarily engaged in the research and development of treatment and prevention options for colon polyps, adenomas, previous cancer risk, general disease and other cancer risk factors.

CPP’s lead investigational new drug product, Flynpovi, is a combination of the polyamine synthesis inhibitor CPP-1X and the non-steroidal anti-inflammatory drug sulindac. CPP-1X alone or in combination with sulindac are potent modulators of polyamines; CPP-1X is an enzyme-activated, irreversible inhibitor of the enzyme ornithine decarboxylase, the first and rate-limiting enzyme in the biosynthesis of polyamines; sulindac facilitates the export and catabolism of polyamines. CPP believes the investigational drug is unique in that it is designed to treat the risk factors (e.g., polyps) that are hypothesized to lead to Familial Adenomatous Polyposis (FAP) surgeries and colon cancer and therefore may have the ability to prevent various types of colon cancer.

Flynpovi and CPP-1X have received orphan drug designation status for FAP in the United States and Europe; there are no currently approved pharmaceutical therapies for FAP. By targeting and treating precursor conditions to colorectal cancer (“CRC”), CPP’s product candidates may address an important and largely unmet medical need, with a market opportunity that CPP believes is upwards of $500 million for FAP.

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Both of the principal active ingredients in CPP’s investigational drug candidates (eflornithine and sulindac) have been previously approved individually but not in combination for other uses by the U.S. Food and Drug Administration (“FDA”) and have shown limited side effects at the dosages utilized in FAP studies. Eflornithine, the active ingredient in CPP-1X, has never been approved in oral form, is not on the market in any systemic dosage form, and is not available in any generic form. The combination of eflornithine and sulindac delivered in an oral form, to which CPP has exclusive license rights to commercialize from the Arizona Board of Regents of the University of Arizona (the “University of Arizona”), showed promising results in a National Cancer Institute (“NCI”) supported randomized, placebo-controlled Phase II/III clinical trial to prevent recurrent colon adenomas, particularly high-risk pre-cancerous polyps. These results led to a Phase III program in FAP, and a Phase III program to study colon cancer risk reduction in partnership with the SWOG and the NCI.

For FAP, CPP completed a 171-patient double-blind randomized Phase III clinical trial for the use of Flynpovi in the treatment of FAP in 2019. The trial used a “time to FAP-event” endpoint in patients with lower and upper GI disease, an endpoint recommended by the FDA and European Medicines Agency (“EMA”), which had never been used before. The trial was conducted at 17 sites in North America and Europe, and showed overall positive trends, but missed the primary endpoint for all events in all anatomical locations (upper vs. lower GI). However, the drug combination showed high efficacy in patients with lower GI anatomy, preventing FAP-related surgery. Based on these results, CPP filed a New Drug Application (“NDA”) and a Marketing Authorization Approval (MAA); with the resulting recommendation to conduct an additional trial based on the results of the pivotal study.

In 2021, CPP licensed the U.S. and Canadian rights to Flynpovi to One-Two Therapeutics Assets Limited (“One-Two”), a private commercial-stage specialty pharma company focused on GI and orphan disease. One-Two is pursuing the next step with the FDA and intends to start a new pivotal study.

In addition to the above, CPP has also sponsored with the NCI, a Phase III clinical trial for the use of CPP-1X/sulindac to prevent the recurrence of colon cancer or high-risk adenoma. A grant award made to SWOG funds and supports this Phase III clinical trial, which has been initiated and seeks a target enrollment of approximately 400 colon cancer patients at SWOG’s large network of clinical sites throughout the United States. SWOG is a NCI sponsored cancer research cooperative group that designs and conducts multidisciplinary clinical trials to improve the practice of medicine in preventing, detecting, and treating cancer, and to enhance the quality of life for cancer survivors. SWOG has been awarded this grant by the NCI as a member of the NCI National Clinical Trials Network. According to United States Cancer Statistics published by the American Cancer Society, in the United States in 2015, it is estimated that CRC will be the third most commonly occurring cancer among males and females and the third leading cause of cancer-related deaths. High-risk adenomatous polyps are considered the key risk factor for CRC.

CPP has also supported investigator sponsored trials using CPP-1X for Neuroblastoma and has a partnership with the Children’s Oncology Group (“COG”) for their ongoing study in relapsed/refractory patients. CPP has developed a pediatric-friendly “sachet” form of eflornithine and has supplied the drug through the initial futility analysis in 2021, which was positive.

Finally, CPP has supported an investigator sponsored program, together with the Juvenile Diabetes Research Foundation, using a 250mg single-entity tablet form of eflornithine called CPP-1Xt.

Financial Overview

CPP has incurred losses of $35.7 million since the inception of its business in 2008. For 2021, CPP had net income of approximately $0.3 million and incurred negative cash flow from operations of $0.6 million. CPP expects to continue to incur substantial losses, which will continue to generate negative net cash flows from operating activities as they pursue research and development activities and commercialize their lead asset CPP-1X and initial product candidate, Flynpovi (CPP-1X/Sulindac).

The $0.3 million increase in cash compared to December 31, 2020 was due primarily to $0.9 million net proceeds from financing activities completed during 2021, offset mostly by cash used in operations.

In July 2021, CPP entered into a licensing agreement with One-Two. Under the license agreement, One-Two has licensed the North American development and commercialization rights for CPP’s product candidate, Flynpovi. The agreement included an upfront payment to CPP of up to $5.0 million. As of December 31, 2021, CPP has recognized approximately $4.5 million in revenue related to this agreement. In addition to the upfront payment, CPP is entitled to receive a milestone payment net of certain expenses upon regulatory approval of Flynpovi by the FDA and royalties on net sales in North America. One-Two is responsible for all costs of development and approval in North America.

CPP will need additional funds to continue operations and execute its business plan past December 31, 2021, including completing required future trials and pursuing regulatory approvals in the United States, the European Union and other international markets. CPP has historically financed operations principally from the sale of equity securities and debt as well as non-dilutive capital from collaborations and licensing agreements. While CPP has been successful in the past in obtaining the necessary capital to support operations, there is no assurance that it will be able to obtain additional financing under commercially reasonable terms and conditions, or at all.

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On February 21, 2022, CPP entered into a merger agreement to be acquired by Panbela Therapeutics, Inc. The mergers and the other transactions contemplated by the merger agreement, which are subject to certain approvals described herein and the completion of various closing conditions, are expected to close in the second quarter of 2022.

On April 7, 2022, CPP amended the terms of two convertible notes, the 2016 and 2017 Sucampo Notes. The amended terms are described below in Indebtedness.

Results of Operations

Comparison of Results of Operations for Fiscal Years Ended December 31, 2021 and 2020 (in thousands):

	Year ended December 31,
	2021	2020	Percent Change
Revenue	$4,542	$–	–

Operating Expenses
Cost of revenue	1,002	–	–
Cost of revenue	1,431	2,392	(40.2)%
General and administrative	1,193	5,218	(77.1)%
Operating income (loss)	916	(7,610)	(112.0)%

Other (expense) income, net	(602)	289	(308.3)%

Net income (loss)	$314	$(7,321)	(104.3)%

General and administrative (“G&A”) and research and development (“R&D”) expenses for 2021 include approximately $218,000 include non-cash stock-based compensation expense as a result of the issuance of stock options to employees and consultants. The terms and vesting schedules for stock-based awards vary by type of grant and the employment status of the grantee. The awards granted through December 31, 2021 vest based upon time-based and performance conditions. The following table summarizes CPP’s stock-based compensation expense in its Consolidated Statements of Operations for the years ended December 31, 2021 and 2020 (in thousands):

	Year ended December 31,
	2021	2020
General and administrative	$85	$214
Research and development	133	200
Total stock-based compensation	$218	$414

Revenue

For the year ended December 31, 2021, CPP recognized $4.5 million in revenue related to the upfront milestone payment for the One-Two license described above. If CPP incurs manufacturing obligations on behalf of One-Two, it will recognize additional revenue and cost of revenue for the remaining $0.5 million.

Cost of Revenue

For the year ended December 31, 2021, CPP incurred manufacturing costs of $1.0 million on behalf of its North American licensing partner, One-Two, in preparation for future clinical trials.

G&A Expenses

G&A expenses decreased 40.2% to $1.4 million in 2021 from $2.4 million in 2020. The decrease is due primarily to decreased employee compensation, reduced headcount and lower consulting costs.

R&D Expenses

R&D expenses decreased 77.1% to $1.2 million in 2021, from $5.2 million in 2020. The decrease is due to lower clinical trial costs as CPP completed a major clinical trial in 2020.

Liquidity and Capital Resources

The following table summarizes CPP’s liquidity and capital resources as of December 31, 2021 and 2020 and for each of the fiscal years ended December 31, 2021 and 2020, and is intended to supplement the more detailed discussion that follows (in thousands):

Liquidity and Capital Resources	December 31,
	2021	2020
Cash and cash equivalents	$696	$421
Working capital (deficit)	$(1,052)	$(1,681)

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Cash Flow Data	December 31,
	2021	2020
Cash provided by (used in):
Operating Activities	$(612)	$(6,116)
Investment Activities	–	–
Financing Activities	887	(229)
Net increase in cash and cash equivalents	$275	$(6,345)

Working Capital (Deficit)

CPP’s total cash was $0.7 million as of December 31, 2021, compared to $0.4 million as of December 31, 2020. As of December 31, 2021, CPP had current liabilities of $2.0 million and a working capital deficit of $1.0 million. As of December 31, 2020, CPP had current liabilities of $2.2 million and a working capital deficit of $1.7 million. Working capital (deficit) is defined as current assets less current liabilities.

Cash Flows

Net Cash Used in Operating Activities

CPP’s net cash used in operating activities was $0.6 million during 2021, compared to $6.1 million during 2020. The net cash used in each of these periods primarily reflects the net loss for these periods and is partially offset by the effects of changes in operating assets and liabilities.

Net Cash Provided by Financing Activities

CPP’s net cash provided by financing activities was $0.8 million for 2021, which represents the net proceeds from the sale of convertible promissory notes in the first half of 2021. Cash used in financing activities in 2020 was $0.2 million and includes $0.3 million in net proceeds from the sale of convertible promissory notes offset by the repayment of debt totaling approximately $0.5 million.

Capital Requirements

As CPP continues to pursue operations and execute its business plan, including the completion of its clinical development plan for the initial product candidate, Flynpovi, in FAP, and pursuing regulatory approvals in the United States, the European Union and other international markets, it expects to continue to incur increasing losses, which will continue to result in negative net cash flows from operating activities.

CPP’s future capital uses and requirements depend on numerous current and future factors. These factors include, but are not limited to, the following:

●

the cost of registrational clinical trial in FAP to be funded by CPP’s licensing partner for FDA approval; and CPP’s ability to seek alignment between EMA and FDA to utilize the results for approval in both territories;

●	the progress of clinical trials required to support applications for regulatory approvals;

●	the cost to implement development efforts for CPP-1X in therapeutic areas outside of FAP;

●	CPP’s ability to demonstrate the safety and effectiveness of the product candidates Flynpovi, CPP-1Xt, and CPP-1Xs;

●	the cost and delays in product development that may result from changes in regulatory oversight applicable to the product candidates Flynpovi, CPP-1Xt, and CPP-1Xs;

●	the market acceptance and level of future sales of CPP’s products;

●	the rate of progress in establishing reimbursement arrangements with third-party payors;

●	the effect of competing technological and market developments; and

●	the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims.

As of December 31, 2021, CPP did not have any existing credit facilities under which funds could be borrowed. CPP has historically financed operations principally from the sale of equity securities and debt, as well as non-dilutive funding from collaborative research sources and licensing partners. While CPP has been successful in the past in obtaining the necessary capital to support operations and is likely to seek additional financing through similar means, there is no assurance that CPP will be able to obtain additional financing under commercially reasonable terms and conditions, or at all.

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Indebtedness

CPP’s outstanding principal amount of convertible note obligations were as follows as of December 31, 2021:

December 31, 2021 (in thousands)
Sucampo Notes	$10,000
2016 Notes	175
2017 Notes	1,621
2021 Notes	575
Subtotal	12,371
Less unamortized discounts	19
Subtotal	12,352
Less current portion of convertible debt	557
Total long-term portion of convertible debt	$11,795

Sucampo Notes

In January 2016, CPP issued and sold a convertible promissory note payable to Sucampo AG, now a subsidiary of Mallinckrodt Pharmaceuticals, for $5.0 million (“2016 Sucampo Note”). The 2016 Sucampo Note bears interest at 5% per annum and was originally scheduled to mature on January 31, 2019 unless earlier converted or prepaid. The 2016 Sucampo Note is unsecured and prepayable at the option of CPP. The 2016 Sucampo Note, with any accrued and unpaid interest, is automatically convertible at a 20% discount into CPP’s securities, subject to certain limitations, in the event CPP consummates a future financing with aggregate proceeds of at least $10.0 million (exclusive of any Sucampo investment), whether through a public or a private offering (“Qualified Financing”). In addition, if CPP consummates a sale of substantially all of its assets or a merger, at the election of Sucampo, the unpaid principal balance and any accrued and unpaid interest then payable is convertible into stock based on the most recent financing immediately prior to the sale or merger. Additionally, in the event that a Qualified Financing or such a sale has not occurred prior to the maturity date of the 2016 Sucampo Note, at the election of Sucampo, the unpaid principal balance and any accrued and unpaid interest then payable is convertible into common stock at a price equal to the then most recent fair value of CPP’s common stock. As the 2016 Sucampo Note becomes convertible primarily upon the occurrence of a future event outside the control of CPP, any contingent beneficial conversion feature is measured and recognized when the triggering event occurs, and the contingency has been resolved.  As of December 31, 2021, approximately $5.7 million principal and accrued but unpaid interest remained outstanding under the 2016 Sucampo Note.

In September 2017, CPP issued and sold a second convertible promissory note to Sucampo for $5.0 million (“2017 Sucampo Note”) on the same terms and conditions as the 2016 Sucampo Note described above, except that the maturity date of such note was September 6, 2020. As of December 31, 2021, approximately $6.1 million principal and accrued but unpaid interest remained outstanding under the 2017 Sucampo Note.

On August 4, 2018, CPP signed an amendment to both the 2016 Sucampo Note and the 2017 Sucampo Note (collectively, “Sucampo Notes”). Under the amendment, the maturity date of the Sucampo Notes was extended to January 31, 2023.

On April 7, 2022, CPP entered into an agreement with Sucampo AG that, subject to consummation of the Second Merger, will result in (i) a waiver of any acceleration of maturity that could have occurred under the Sucampo Notes in connection with the closing, (ii) conversion immediately before the Second Merger of the entire outstanding principal amount plus all accrued but unpaid interest under the 2016 Sucampo Note into new shares of CPP Series A-2 Preferred Stock based on a price of $3.00 per share, which is consistent with the anticipated terms of conversion for CPP’s other converting indebtedness (as discussed below), and (iii) a restructuring of the 2017 Sucampo Note to: (1) capitalize all principal and accrued but unpaid interest under the 2017 Sucampo Note through the date of the closing, (2) provide for payments of $1.0 million plus accrued but unpaid interest on January 31st of each of 2023, 2024, 2025, and 2026, with the remaining balance due on January 31, 2027 and (3) provide for HoldCo to guarantee CPP’s obligations after the closing. All or a portion of the first payment due in January of 2023 may become payable earlier if CPP or HoldCo completes a financing on or before January 31, 2023.

For illustrative purposes only, if the 2016 Sucampo Note converted into a closing under the merger agreement as of April 25, 2022, approximately 1,926,600 shares of CPP Series A-2 preferred stock would be issued.

2016 Notes

In 2016, CPP issued convertible notes to existing investors for approximately $2.3 million (the “2016 Notes”) and the net proceeds after issuance expenses were used for development costs and general operations. The 2016 Notes were originally scheduled to mature in January 2018 and bore an interest rate of 8% per annum. The 2016 Notes are unsecured and prepayable at the option of CPP. If neither an IPO nor change of control occurs prior to maturity, the 2016 Note holders have the option to convert the 2016 Notes, including any accrued and unpaid interest, into shares of CPP Common Stock at $6.00 per share. On January 31, 2018, CPP exercised its option to extend maturity of the 2016 Notes through January 2020. The 2016 Notes in the amount of $1.8 million were amended to roll the accrued interest payable on January 31, 2018 of $0.3 million into the outstanding principal balance of the 2016 Notes. At CPP’s election to extend the maturity date of the 2016 Notes, the interest rate increased from 8% per annum to 10% per annum.

Prior to the scheduled maturity in January 2020, CPP offered holders of 2016 Notes several options. As a result, 2016 Notes in the amount of approximately $1.6 million plus accrued interest of $0.3 million were converted into 395,652 shares of CPP’s Series A-1 preferred stock, with fractional shares paid out in cash. In addition, CPP issued to these noteholders warrants to purchase an aggregate of 164,854 shares of CPP Common Stock at an exercise price of $5.00 per share, expiring on January 31, 2023. One 2016 Note, in the amount of approximately $0.1 million, was amended to roll accrued interest payable into the outstanding principal balance of the note, which continues to accrue interest at 10%. In addition, CPP issued the noteholder a warrant to purchase 14,557 shares of CPP Common Stock at an exercise price of $6.00 per share, expiring on January 31, 2023. The principal and interest due under the remaining 2016 Notes were paid off in cash. The holder of the remaining 2016 Note has entered into an agreement with CPP to convert into shares of CPP’s Series A-2 Preferred Stock at a conversion rate equal to $3.00 per share. The outstanding $0.2 million principal balance of the 2016 Notes on December 31, 2021 is scheduled to mature in January 2023. For illustrative purposes only, if the 2016 Notes converted into a closing under the merger agreement as of April 25, 2022, approximately 68,600 shares of CPP Series A-2 Preferred Stock would be issued. None of the 2016 Notes are expected to remain outstanding after the closing.

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2017 Notes

In 2017, CPP issued convertible notes to existing and accredited investors in the principal amount of approximately $1.3 million (the “2017 Notes”) and the net proceeds after issuance expenses were used for development cost and general operations. The 2017 Notes were originally scheduled to mature in April 2019 and bore an interest rate of 10% per annum. The 2017 Notes are unsecured and prepayable at the option of CPP. In April 2019, CPP exercised its option to extend maturity of the 2017 Notes through April 2021 by increasing the interest rate to 12% per annum and paying all outstanding accrued interest in the amount of approximately $0.3 million. Prior to the scheduled maturity in April 2021, all of the noteholders elected to roll the outstanding interest on April 30, 2021 into principal and extend maturity of the 2017 Notes through April 2023. Each holder of 2017 Notes has entered into an agreement with CPP to convert into shares of CPP’s Series A-2 Preferred Stock at a conversion rate equal to $3.00 per share. The amended principal balance for the notes is approximately $1.6 million comprised of initial principal and outstanding interest. For illustrative purposes only, if the 2017 Notes converted into a closing under the merger agreement as of April 25, 2022, approximately 604,300 shares of CPP Series A-2 preferred stock would be issued. None of the 2017 Notes are expected to remain outstanding after the closing.

2021 Notes

In January and April of 2021, CPP issued and sold convertible promissory notes to existing and accredited investors in principal amounts totaling approximately $0.6 million (the “2021 Notes”) and net proceeds after issuance expenses were used for general operations. The 2021 Notes are scheduled to mature on December 15, 2022 and bear an interest rate of 10% per annum. The 2021 Notes convert into shares of Series A-2 Preferred Stock of CPP at a conversion rate equal to $3.00 per share. The 2021 Notes are unsecured and prepayable at the option of CPP. For illustrative purposes only, if the 2021 Notes converted into a closing under the merger agreement as of April 25, 2022, approximately 214,200 shares of CPP Series A-2 preferred stock would be issued. None of the 2021 Notes are expected to remain outstanding after the closing.

Other indebtedness

As of December 31, 2021, CPP had a promissory note outstanding and payable to a former development partner. The principal balance of $0.65 million bears an annual interest rate of 4.0% and is scheduled to mature on December 31, 2022.

Accrued and unpaid interest on December 31, 2021:

December 31, 2021 (in thousands)
Accrued interest on debt	$2,046
Subtotal	2,046
Less current portion of accrued interest	86
Total long-term portion of accrued interest	$1,961

Contingencies

CPP’s former chief financial officer has demanded arbitration regarding his dispute of the circumstances of his termination for “cause”, which termination occurred in November 2020. It is CPP’s position that it has no continuing financial obligation to the former employee beyond that which it paid at separation. The former CFO is seeking damages amounting to approximately $296,000, consisting primarily of $265,000 representing one year of his annual salary at termination, plus unused paid-time-off and potential COBRA cost offsets. Per the terms of his employment agreement, the dispute will be resolved through the American Arbitration Association (“AAA”). CPP believes the allegations in the complaint are without merit and intends to vigorously defend itself..

In June 2019, CPP entered into a termination agreement with a former licensing partner, Mallinckrodt Pharmaceuticals, through its Sucampo AG subsidiary (Mallinckrodt), whereby its License Agreement and Master Services Agreement were terminated and all rights under the License Agreement were returned to CPP. The R&D Payment from Mallinckrodt which was unspent development activities in the amount of approximately $2.5 million was paid to Mallinckrodt in June 2019 due to the termination of the License Agreement. If CPP is successful in commercializing CPP-1X/sulindac in North America, it will repay Mallinckrodt for approximately $6.9 million of expenses Mallinckrodt incurred in the development of the product through a 10% royalty on North American sales. As of December 31, 2021, no liability has been recorded for this as no product has been commercialized.

40

CPP is party to a license agreement with the University of Arizona and, via an Inter-institutional Agreement, the Regents of the University of California on behalf of the University of California, Irvine, to in-license certain patents, provisional patents, clinical trial data, and other intellectual property related to the chemoprevention of cancer, the prevention of polyps and other technologies. The license agreement gives CPP exclusive rights to commercialize products based on this intellectual property. In exchange for its rights to this intellectual property, CPP initially paid the University a nonrefundable license fee of $5,000, agreed to reimburse the University for patent costs, pay annual licensing fees over the next ten years, and granted the University a warrant to acquire equity shares of CPP at a per share price of $0.2404 exercisable through May 2022. CPP has also agreed to pay the University additional milestone payments totaling up to $90,000 upon the achievement of certain research, development and regulatory milestones. Future milestone payments are considered to be contingent consideration and will be accrued when probable of being paid. At December 31, 2021, no milestone payments were probable of being paid.

PANBELA FINANCIAL INFORMATION

For information about Panbela and its subsidiaries’ operations and financial condition, see (i) the audited consolidated financial statements of Panbela for the fiscal years ended December 31, 2021 and 2020 and the related notes thereto, which appear in its Annual Report on Form 10-K for the year ended December 31, 2021, a copy of which is included with this proxy statement, and (ii) the unaudited pro forma condensed combined financial information, and the related notes thereto, of Panbela as of and for the fiscal year ended December 31, 2021, which are attached hereto as Appendix D. For management’s discussion and analysis of financial condition and results of operations of Panbela, please refer to the section titled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the same Annual Report on Form 10-K, which disclosure is incorporated by reference herein.

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PROPOSAL 4:
ADJOURNMENT OF THE MEETING

Our stockholders are being asked to approve a proposal that will give Michael Cullen, the Chair of our Board of Directors or his designee, authority to adjourn the Annual Meeting one or more times, if necessary, to solicit additional proxies if there are not sufficient votes to approve the various matters being submitted to stockholders at the time of the Annual Meeting or any adjournment or postponement thereof. If this proposal is approved, the Annual Meeting could be adjourned to any date. Any determination of whether it is necessary to adjourn the Annual Meeting (or any adjournment or postponement thereof) to solicit additional proxies will be made solely by our Board of Directors.

Required Vote and Board Recommendation

Provided a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

The Board of Directors recommends that you vote “FOR”
the approval of authority to adjourn the Annual Meeting.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors, executive officers and beneficial owners of more than 10% of our common stock file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and beneficial owners of greater than 10% of our common stock are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2021.

OTHER MATTERS

The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in the year 2023 that are requested to be included in the proxy statement for that meeting must be received by us at our principal executive office no later than          . We must receive any other stockholder proposals intended to be presented, and any director nominees for election, at the annual meeting of stockholders in the year 2023 at our principal executive office no earlier than          , 2023 and no later than           , 2023. Upon timely receipt of any such proposal containing the information required by our bylaws, as amended from time to time, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act within the deadline provided therein. Accordingly, for the annual meeting of stockholders to be held in the year 2023, we must receive such notice no later than March 26, 2023.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain stockholders who have the same address and appear to be members of the same family receive only one copy of our annual report and proxy statement. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095, through the internet at www.proxyvote.com, by email at sendmaterial@proxyvote.com, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified under “Additional Information” below.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference into this proxy statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. We hereby incorporate by reference into this proxy statement our Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 25, 2022 and accompanying this proxy statement.

Any statement incorporated by reference in this proxy statement from an earlier dated document that is inconsistent with a statement contained in this proxy statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this proxy statement, shall be deemed to be modified or superseded for purposes hereof by such statement contained in this proxy statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this proxy statement.

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ADDITIONAL INFORMATION

Panbela’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, accompanies the delivery of this proxy statement and a copy of such annual report, as filed with the SEC, is also available on the Commission’s website, www.sec.gov, and our corporate website, www.panbela.com (under “Investor Relations”). In addition, a copy of the Annual Report on Form 10-K, as amended, may be sent to any stockholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), by submitting a written request to our Chief Financial Officer and Secretary at:

Panbela Therapeutics, Inc.
712 Vista Boulevard #305
Waconia, Minnesota 55387

Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of our common stock as of the Record Date.

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Appendix A
to Proxy Statement

AGREEMENT AND PLAN OF MERGER

by and among

PANBELA THERAPEUTICS, INC.,

CANARY MERGER HOLDINGS, INC.,

CANARY MERGER SUBSIDIARY I, INC.,

CANARY MERGER SUBSIDIARY II, INC.,

CANCER PREVENTION PHARMACEUTICALS, INC.

and

FORTIS ADVISORS LLC,
as Stockholder Representative

Dated as of February 21, 2022

4

5

6

INDEX OF EXHIBITS

Exhibit	Description
Exhibit A	Form of Lock-Up Agreement
Exhibit B	Form of Certificate of Incorporation of HoldCo
Exhibit C	Form of Bylaws of HoldCo
Exhibit D	Form of Certificate of Incorporation of Parent Surviving Corporation
Exhibit E	Form of Certificate of Incorporation of Surviving Corporation
Exhibit F	Form of Replacement Option
Exhibit G	Form of Replacement Warrant

7

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), is entered into as of February 21, 2022, by and among Cancer Prevention Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Panbela Therapeutics, Inc., a Delaware corporation (“Parent”), Canary Merger Holdings, Inc., a Delaware corporation and direct wholly owned subsidiary of Parent (“HoldCo”), Canary Merger Subsidiary I, Inc., a Delaware corporation and a wholly-owned Subsidiary of HoldCo (“Merger Sub I”), Canary Merger Subsidiary II, Inc., a Delaware corporation and a wholly-owned Subsidiary of HoldCo (“Merger Sub II”, and together with Parent, HoldCo and Merger Sub I, the “Parent Entities”), and Fortis Advisors, LLC, a Delaware limited liability company, in its capacity as Stockholder Representative (“Stockholder Representative”). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in Section 9.01 hereof.

RECITALS

WHEREAS, the parties hereto intend that on the Closing Date, upon the terms and subject to the conditions of this Agreement, Merger Sub I will merge with and into Parent (the “First Merger”), with Parent surviving the First Merger as a wholly owned subsidiary of HoldCo, in accordance with Section 251(g) of the Delaware General Corporation Law (the “DGCL”);

WHEREAS, the parties hereto intend that on the Closing Date, immediately following the First Merger, upon the terms and subject to the conditions of this Agreement, Merger Sub II will merge with and into the Company (the “Second Merger”), with the Company surviving the Second Merger as a wholly owned subsidiary of HoldCo, in accordance with Section 251 of the DGCL;

WHEREAS, the Board of Directors of Parent (the “Parent Board”) has unanimously: (a) determined that it is in the best interests of Parent and its stockholders, and declared it advisable, to enter into this Agreement; and (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the First Merger (collectively with the Second Merger, the “Transactions”); in each case, in accordance with the DGCL;

WHEREAS, the Parent Board has resolved to recommend that the holders of shares of Parent’s common stock, par value $0.001 per share (the “Parent Common Stock”) approve the issuance of shares of HoldCo common stock, par value $0.001 per share (the “HoldCo Common Stock”), in connection with the Second Merger on the terms and subject to the conditions set forth in this Agreement (the “HoldCo Stock Issuance”);

WHEREAS, the Board of Directors of the Company (the “Company Board”) has unanimously: (a) determined that it is in the best interests of the Company and the holders of shares of the Company’s issued and outstanding capital stock, and declared it advisable, to enter into this Agreement with the Parent Entities; (b) approved the execution, delivery, and performance of this Agreement and the consummation of the Transactions, including the Second Merger; and (c) resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by the stockholders of the Company; in each case, in accordance with the DGCL;

WHEREAS, the Board of Directors of HoldCo (the “HoldCo Board”) has approved and declared advisable, this Agreement and the Transactions, including the First Merger and the Second Merger, on the terms and conditions set forth in this Agreement, and Parent, in its capacity as the sole stockholder of HoldCo will, approve and adopt this Agreement by written consent immediately following its execution;

8

WHEREAS, the Board of Directors of Merger Sub I (the “Merger Sub I Board”) has approved and declared advisable, this Agreement and the Transactions, including the First Merger, on the terms and conditions set forth in this Agreement, and HoldCo, in its capacity as the sole stockholder of Merger Sub I will, approve and adopt this Agreement by written consent immediately following its execution;

WHEREAS, the Board of Directors of Merger Sub II (the “Merger Sub II Board”) has approved and declared advisable, this Agreement and the Transactions, including the Second Merger, on the terms and conditions set forth in this Agreement, and HoldCo, in its capacity as the sole stockholder of Merger Sub II will, approve and adopt this Agreement by written consent immediately following its execution;

WHEREAS, following the execution of this Agreement, the Company shall seek to obtain, in accordance with Section 228 of the DGCL, a written consent of its stockholders approving this Agreement, the Transactions, including the Second Merger, in accordance with Section 251 of the DGCL;

WHEREAS, a portion of the Company Merger Consideration otherwise payable by Parent to the stockholders of the Company in connection with the Second Merger shall be placed in escrow by Parent in the form of Holdback Shares (as defined herein), the release of which shall be contingent upon certain events and conditions, all as set forth in this Agreement and the Escrow Agreement (as defined herein);

WHEREAS, as a condition and inducement to each party’s willingness to consummate the Transactions, on or prior to the Closing, each executive officer and director of the Company and any person owning 5% or more of the issued and outstanding shares of Company Common Stock at and as of the Closing Date shall execute and deliver an applicable lock-up agreement with HoldCo substantially in the form attached hereto as Exhibit A (as the same may be amended, restated, or otherwise modified from time to time after the Closing in accordance with its terms, the “Lock-Up Agreement”), which shall be effective as of the Closing and pursuant to which each such Person shall, subject to the terms and conditions thereof, agree not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any shares of HoldCo Common Stock during the lock-up period described therein; and

WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Transactions and also to prescribe certain terms and conditions to the First Merger and Second Merger, respectively.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

ARTICLE I.
THE TRANSACTIONS

Section 1.01    The Mergers.

(a)    Upon the terms and subject to the conditions of this Agreement, on the Closing Date, Merger Sub I shall be merged with and into Parent in accordance with Section 251(g) of the DGCL. As a result of the First Merger, Merger Sub I shall cease to exist and Parent shall continue as the surviving corporation of the First Merger (the “Parent Surviving Corporation”).

(b)    On the Closing Date, immediately following the First Effective Time, pursuant to this Agreement and upon the terms and subject to the conditions of this Agreement, Merger Sub II shall be merged with and into the Company in accordance with Section 251 of the DGCL. As a result of the Second Merger, Merger Sub II shall cease to exist and the Company shall continue as the surviving corporation of the Second Merger (the “Surviving Corporation”).

Section 1.02    Closing. Upon the terms and subject to the conditions set forth herein, the closing of the First Merger and the Second Merger (the “Closing”) will take place at 10:00 a.m., Minneapolis time, as soon as practicable (and, in any event, within three Business Days) after the satisfaction or, to the extent permitted hereunder, waiver of all conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted hereunder, waiver of all such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall take place at the offices of Faegre Drinker Biddle & Reath LLP, 90 South Seventh Street, 2200 Wells Fargo Center, Minneapolis, Minnesota 55402, or remotely by exchange of documents and signatures (or their electronic counterparts), unless another place is agreed to in writing by the parties hereto. The actual date of the Closing is hereinafter referred to as the “Closing Date.”

Section 1.03    Effective Time.

(a)    Upon the terms and subject to the conditions of this Agreement, as soon as practicable on the Closing Date, the parties hereto shall cause the First Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware, executed in accordance with, and in such form as is required by, the relevant provisions of the DGCL (the “First Certificate of Merger”), and shall make all other filings, recordings or publications required under the DGCL in connection with the First Merger. The First Merger shall become effective at the time that the properly executed and certified copy of the First Certificate of Merger is filed or, to the extent permitted by applicable Law, at such later time as is agreed to by the parties hereto prior to the filing of such First Certificate of Merger and specified in the First Certificate of Merger (the time at which the First Merger becomes effective is herein referred to as the “First Effective Time”).

(b)    Upon the terms and subject to the conditions of this Agreement, immediately following the First Merger, the parties hereto shall cause the Second Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware executed in accordance with, and in such form as is required by, the relevant provisions of the DGCL (the “Second Certificate of Merger”), and shall make all other filings, recordings or publications required under the DGCL in connection with the Second Merger. The Second Merger shall become effective at the time that the properly executed and certified copy of the Second Certificate of Merger is filed or, to the extent permitted by applicable Law, at such later time as is agreed to by the parties hereto prior to the filing of such Second Certificate of Merger and specified in the Second Certificate of Merger (the time at which the Second Merger becomes effective is herein referred to as the “Second Effective Time”).

Section 1.04    Effects of the Mergers.

(a)    At the First Effective Time, the effect of the First Merger shall be as provided in the applicable provisions of the DGCL, this Agreement and the First Certificate of Merger.

(b)    At the Second Effective Time, the effect of the Second Merger shall be as provided in the applicable provisions of the DGCL, this Agreement and the Second Certificate of Merger.

Section 1.05    Organizational Documents.

(a)    Organizational Documents of HoldCo.

Prior to the First Effective Time, Parent, as the sole stockholder of HoldCo, and HoldCo shall take all requisite action to cause HoldCo’s certificate of incorporation and bylaws in effect immediately following the First Effective Time to be in the forms attached to this Agreement as Exhibit B and Exhibit C, respectively, which shall comply with the requirements of Section 251(g) of the DGCL, and, pursuant to which, the name of HoldCo shall be changed, effective as of the First Effective Time, to “Panbela Holdings, Inc.”

(b)    Organizational Documents of Parent Surviving Corporation.

At the First Effective Time, the certificate of incorporation of the Parent Surviving Corporation shall be in the form attached to this Agreement as Exhibit D (which shall comply with the requirements of Section 251(g) of the DGCL), until thereafter changed or amended as provided therein or by applicable Law. As of the First Effective Time, the name of the Parent Surviving Corporation will be Panbela Therapeutics, Inc. At the First Effective Time, the bylaws of the Parent Surviving Corporation shall be amended to read in their entirety as the bylaws of Merger Sub I (except that references to the name of Merger Sub I shall be replaced by references to the name of the Parent Surviving Corporation), until thereafter amended in accordance with applicable Law.

(c)    Organizational Documents of Surviving Corporation.

At the Second Effective Time, the certificate of incorporation of the Surviving Corporation shall be in the form attached to this Agreement as Exhibit E, until, subject to Section 5.10(a), thereafter changed or amended as provided therein or by applicable Law. As of the Second Effective Time, the name of the Surviving Corporation will be Cancer Prevention Pharmaceuticals, Inc. At the Second Effective Time, the bylaws of the Surviving Corporation shall be amended to read in their entirety as the bylaws of Merger Sub II (except that references to the name of Merger Sub II shall be replaced by references to the name of the Surviving Corporation), until, subject to Section 5.10(a), thereafter amended in accordance with applicable Law.

Section 1.06    Directors and Officers.

(a)    Directors and Officers of HoldCo.

Prior to the Closing, Parent, as the sole stockholder of HoldCo, and HoldCo shall take all action necessary to elect as directors of HoldCo effective as of the First Effective Time the persons who are the directors of Parent immediately prior to the First Effective Time, and to elect, effective at the Second Effective Time, each of Daniel J. Donovan and Jeffrey E. Jacob (the “Company Appointed Directors”), each to hold office in accordance with the HoldCo Certificate of Incorporation and the HoldCo Bylaws, and appoint the persons who are the officers of Parent immediately prior to the First Effective Time as officers holding the same offices of HoldCo effective as of the First Effective Time, each such person to hold office in accordance with the HoldCo Certificate of Incorporation and the HoldCo Bylaws. Company shall provide, and shall cause the Company Appointed Directors to provide, the Parent Entities with such information as is reasonably requested by the Parent Entities concerning the Company Appointed Directors, as is required to be disclosed under applicable Law or stock exchange regulations, including the completion of Parent’s current standard director and officer questionnaire, in each case at least ten (10) Business Days prior to the Closing Date.

(b)    Directors and Officers of Parent Surviving Corporation.

The directors of Merger Sub I immediately prior to the First Effective Time shall be the directors of Parent Surviving Corporation from and after the First Effective Time, each to hold office in accordance with the certificate of incorporation and the bylaws of Parent Surviving Corporation. The officers of Merger Sub I immediately prior to the First Effective Time shall be the officers of Parent Surviving Corporation from and after the First Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of Parent Surviving Corporation.

(c)    Directors and Officers of Surviving Corporation.

The directors of Merger Sub II immediately prior to the Second Effective Time shall be the directors of Surviving Corporation from and after the Second Effective Time, each to hold office in accordance with the certificate of incorporation and the bylaws of Surviving Corporation. The officers of Merger Sub II immediately prior to the Second Effective Time shall be the officers of Surviving Corporation from and after the Second Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of Surviving Corporation.

ARTICLE II.
EFFECT OF THE TRANSACTIONS ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

Section 2.01    Conversion of Capital Stock.

(a)    First Merger.

At the First Effective Time, by virtue of the First Merger and without any action on the part of any Parent Entity, the Company, or the holders of any of the following securities:

(i)    Each share of Parent Common Stock issued and outstanding immediately prior to the First Effective Time (other than any shares of Parent Common Stock to be cancelled pursuant to Section 2.01(a)(iii)) shall be converted into one (1) share of validly issued, fully paid and nonassessable HoldCo Common Stock. All such shares of Parent Common Stock that were issued and outstanding immediately prior to the First Effective Time shall no longer be outstanding and shall automatically be cancelled and retired and each certificate or certificates (each, a “Parent Stock Certificate”) which immediately prior to the First Effective Time represented any such shares of Parent Common Stock or book-entry shares (each, a “Parent Book-Entry Share”) which immediately prior to the First Effective Time represented shares of Parent Common Stock shall thereafter represent the shares of HoldCo Common Stock into which they converted.

(ii)    Each share of Merger Sub I Common Stock issued and outstanding immediately prior to the First Effective Time shall continue as one share of common stock of Parent Surviving Corporation, which, except as provided in Section 2.01(a)(iii), shall constitute the only outstanding shares of common stock of Parent Surviving Corporation.

(iii)    Each share of Parent Common Stock held in the treasury of Parent, if any, immediately prior to the First Effective Time shall be cancelled and extinguished without any conversion thereof.

(b)    Second Merger.

At the Second Effective Time, by virtue of the Second Merger and without any action on the part of any Parent Entity, the Company, or the holders of any of the following securities:

(i)    Each share of Company Common Stock or Company Preferred Stock that is owned by Parent or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly owned Subsidiaries as of immediately prior to the Second Effective Time (the “Company Cancelled Shares”) will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

(ii)    Each share of Company Common Stock issued and outstanding immediately prior to the Second Effective Time (other than Company Cancelled Shares and Dissenting Shares) will be converted solely into the right to receive: (i) a number of validly issued, fully paid and nonassessable shares of HoldCo Common Stock equal to the Exchange Ratio; plus (ii) a right to receive a Pro-Rata Share of any Remaining Post-Closing Contingent Payments (collectively, the “Common Stock Merger Consideration”).

(iii)    Each share of Company Preferred Stock issued and outstanding immediately prior to the Second Effective Time (other than Company Cancelled Shares and Dissenting Shares) will be converted solely into the right to receive (i) a number of validly issued, fully paid and nonassessable shares of HoldCo Common Stock equal to (x) the number of shares of Company Common Stock into which such share of Company Preferred Stock is eligible to be converted, multiplied by (y) the Exchange Ratio; plus (ii) a contingent right to receive its Pro-Rata Share of the Preferred Preference Satisfaction and a Pro-Rata Share of any Remaining Post-Closing Contingent Payment (collectively the “Preferred Stock Merger Consideration” and, together with the Common Stock Merger Consideration and the initial balance of the Representative Expense Fund, the “Company Merger Consideration”).

(iv)    All shares of Company Capital Stock that were issued and outstanding immediately prior to the Second Effective Time shall no longer be outstanding and shall automatically be cancelled and retired and each certificate or certificates (each, a “Company Stock Certificate”) which immediately prior to the Second Effective Time represented any such shares of Company Capital Stock or book-entry shares (each, a “Company Book-Entry Share”) which immediately prior to the Second Effective Time represented shares of Company Capital Stock shall cease to have any rights with respect thereto, except the right to receive the Company Merger Consideration in accordance with Section 2.03 hereof.

(v)    Each share of Merger Sub II Common Stock issued and outstanding immediately prior to the Second Effective Time shall continue as one share of common stock of Surviving Corporation, which, except as provided in (b)(ii), shall constitute the only outstanding shares of common stock of Surviving Corporation.

(c)    No Fractional Shares.

No fractional shares of HoldCo Common Stock shall be issued in connection with the Second Merger, and no certificates or scrip for any such fractional shares shall be issued, and such fractional share interests shall not entitle the owner thereof to vote or to any rights as a holder of HoldCo Common Stock. If the product of the number of shares a Company stockholder holds immediately prior to the Second Effective Time multiplied by the Exchange Ratio would result in the issuance of a fractional share of HoldCo Common Stock, that product will be rounded down to the nearest whole number of shares of HoldCo Common Stock.

(d)    Holdback Share Escrow Account. Parent, as the sole stockholder of HoldCo, and HoldCo shall take all action necessary to deposit with the Escrow Agent, to such account or accounts of the Escrow Agent as will have been designated to HoldCo at least three Business Days prior to the Closing Date, a number of shares of HoldCo Common Stock equal to the product of (A) the number of shares of HoldCo Common Stock issuable pursuant to Section 2.01(b)(ii) and Section 2.01(b)(iii), multiplied by (B) ten percent (10%), rounded up to the nearest whole share (collectively, the “Holdback Shares”), to be held in an escrow account (the “Holdback Share Escrow Account”) to be established under the Escrow Agreement.

Section 2.02    Parent Equity Awards.

(a)    Parent Equity Plans. At the First Effective Time, HoldCo will assume and continue all of Parent’s equity incentive plans, including its 2011 Stock Option Plan and its 2016 Equity Incentive Plan.

(b)    Parent Stock Options. At the First Effective Time, by virtue of the First Merger and without any action on the part of the holders thereof, each Parent Stock Option granted under any Parent Stock Plan that is outstanding as of immediately prior to the First Effective Time shall be assumed by HoldCo and shall be converted into an option to purchase HoldCo Common Stock (a “HoldCo Stock Option”) with the same terms and conditions (including with respect to vesting) applicable to the corresponding Parent Stock Option under the applicable Parent Stock Plan and Parent Equity Award as of immediately prior to the First Effective Time.

(c)    Parent RSUs. At the First Effective Time, by virtue of the First Merger and without any action on the part of the holders thereof, each Parent RSU granted under any Parent Stock Plan that is outstanding as of immediately prior to the First Effective Time shall be assumed by HoldCo and shall be converted into an award of restricted stock units representing the right to receive shares of HoldCo Common Stock (a “HoldCo RSU”) with the same terms and conditions (including with respect to vesting) applicable to the corresponding Parent RSU under the applicable Parent Stock Plan and Parent Equity Award as of immediately prior to the First Effective Time and representing the right to receive a number of whole shares of HoldCo Common Stock equal to the number of shares of Parent Common Stock subject to such Parent Equity Award as of immediately prior to the Effective Time.

(d)    HoldCo Actions. Parent and HoldCo shall take all actions necessary to provide for the treatment of the Parent Equity Awards as set forth in the foregoing provisions of this Section 2.02, and HoldCo shall take all actions necessary to reserve for issuance a number of shares of HoldCo Common Stock in respect of the Parent Equity Awards assumed and converted pursuant to this Section 2.02. As of the First Effective Time, HoldCo shall assume the Parent Stock Plans, including (i) all of the obligations with respect to the Parent Equity Awards, as assumed and converted as set forth in the foregoing provisions of this Section 2.02 and (ii) with respect to any number of shares of Parent Common Stock that remain (or may again become) available for future issuance thereunder (“Remaining Parent Plan Shares”), subject to any limitations under applicable Law or any applicable securities exchange listing requirements. As soon as practicable following the First Effective Time, HoldCo shall file one or more appropriate registration statement or registration statements with respect to the HoldCo Stock Options and HoldCo RSUs under this Section 2.02 and all shares of HoldCo Common Stock that may be issued in connection with such HoldCo Stock Options and HoldCo RSUs and the Remaining Parent Plan Shares and shall maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such awards remain outstanding.

Section 2.03    Exchange Procedures.

(a)    Exchange Agent; Exchange Fund. Prior to the First Effective Time, Parent and HoldCo shall appoint an exchange agent (the “Exchange Agent”) to act as the agent for the purpose of paying the Company Merger Consideration for the Company Stock Certificates and the Company Book-Entry Shares. At or promptly following the Second Effective Time, HoldCo shall deposit, or cause the Surviving Corporation to deposit, with the Exchange Agent and Escrow Agent, as contemplated hereunder certificates representing the shares of HoldCo Common Stock to be issued as Company Merger Consideration (or make appropriate alternative arrangements if uncertificated shares of HoldCo Common Stock represented by book-entry shares will be issued). In addition, HoldCo shall deposit or cause to be deposited with the Exchange Agent, as necessary from time to time after the Second Effective Time, any Post-Closing Contingent Payments, dividends, or other distributions, if any, to which the Participating Holders may be entitled, with both a record and payment date after the Second Effective Time and prior to the surrender of the Company Common Shares in exchange for such HoldCo Common Stock. Such cash and shares of HoldCo Common Stock, together with any dividends or other distributions deposited with the Exchange Agent and Escrow Agent, as applicable, pursuant to this Section 2.03(a), are referred to collectively in this Agreement as the “Exchange Fund.”

(b)    Procedures for Surrender; No Interest. Promptly after the Second Effective Time, HoldCo shall send, or shall cause the Exchange Agent to send, to each record holder of shares of Company Capital Stock at the Second Effective Time, whose Company Capital Stock was converted pursuant to Section 2.01(b) into the right to receive the applicable Company Merger Consideration, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Company Stock Certificates or transfer of the Company Book-Entry Shares to the Exchange Agent, and which letter of transmittal will be in customary form and have such other provisions as HoldCo and the Surviving Corporation may reasonably specify) for use in such exchange. Each holder of shares of Company Capital Stock that have been converted into the right to receive the Company Merger Consideration shall be entitled to receive the Company Merger Consideration (minus the stockholder’s Pro Rata Share of the Holdback Shares) into which such shares of Company Capital Stock have been converted pursuant to Section 2.01(b) in respect of the Company Capital Stock represented by a Company Stock Certificate or Company Book-Entry Share, and any dividends or other distributions pursuant to Section 2.03(g) upon: (i) surrender to the Exchange Agent of a Company Stock Certificate; or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Company Book-Entry Shares; in each case, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Exchange Agent. No interest shall be paid or accrued upon the surrender or transfer of any Company Stock Certificate or Company Book-Entry Share. Upon payment of the Company Merger Consideration pursuant to the provisions of this Article II, each Company Stock Certificate or Company Book-Entry Share so surrendered or transferred, as the case may be, shall immediately be cancelled.

(c)    Investment of Exchange Fund. Until disbursed in accordance with the terms and conditions of this Agreement, the cash in the Exchange Fund will be invested by the Exchange Agent, as directed by HoldCo or the Surviving Corporation. No losses with respect to any investments of the Exchange Fund will affect the amounts payable to the holders of Company Stock Certificates or Company Book-Entry Shares. Any income from investment of the Exchange Fund will be payable to HoldCo or the Surviving Corporation, as HoldCo directs.

(d)    Payments to Non-Registered Holders. If any portion of the Company Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Company Stock Certificate or the transferred Company Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that: (i) such Company Stock Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Company Book-Entry Share shall be properly transferred; and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Company Stock Certificate or Company Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(e)    Full Satisfaction. All Company Merger Consideration paid upon the surrender of Company Stock Certificates or transfer of Company Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Company Stock Certificate or Company Book-Entry Shares, and from and after the Second Effective Time, there shall be no further registration of transfers of shares of Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Second Effective Time, Company Stock Certificates or Company Book-Entry Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged as provided in this Article II.

(f)    Termination of Exchange Fund. Any portion of the Exchange Fund that remains unclaimed by the holders of shares of Company Capital Stock twelve months after the Second Effective Time shall be returned to HoldCo, upon demand, and any such holder who has not exchanged shares of Company Capital Stock for the Company Merger Consideration in accordance with this Section 2.03 prior to that time shall thereafter look only to HoldCo (subject to abandoned property, escheat, or other similar Laws), as general creditors thereof, for payment of the Company Merger Consideration without any interest. Notwithstanding the foregoing, HoldCo shall not be liable to any holder of shares of Company Capital Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat, or similar Laws. Any amounts remaining unclaimed by holders of shares of Company Capital Stock five years after the Second Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity) shall become, to the extent permitted by applicable Law, the property of HoldCo free and clear of any claims or interest of any Person previously entitled thereto.

(g)    Distributions with Respect to Unsurrendered Shares of Company Common Stock. All shares of HoldCo Common Stock to be issued pursuant to the Second Merger shall be deemed issued and outstanding as of the Second Effective Time and whenever a dividend or other distribution is declared by HoldCo in respect of the HoldCo Common Stock, the record date for which is after the Second Effective Time, that declaration shall include dividends or other distributions in respect of all shares issuable pursuant to this Agreement. No dividends or other distributions in respect of the HoldCo Common Stock shall be paid to any holder of any unsurrendered Company Common Share until the Company Stock Certificate (or affidavit of loss in lieu of the Company Stock Certificate as provided in Section 2.06) or Company Book-Entry Share is surrendered for exchange in accordance with this Section 2.03. Subject to the effect of applicable Laws, following such surrender, there shall be issued or paid to the holder of record of the whole shares of HoldCo Common Stock issued in exchange for Company Common Shares in accordance with this Section 2.03, without interest: (i) at the time of such surrender, the dividends or other distributions with a record date after the Second Effective Time theretofore payable with respect to such whole shares of HoldCo Common Stock and not paid; and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of HoldCo Common Stock with a record date after the Second Effective Time but with a payment date subsequent to surrender.

Section 2.04    Post-Closing Contingent Payments. Subject to the terms and conditions herein, including the preference provided to the holders of Company Preferred Stock set forth in Section 2.04(d), after the Second Effective Time all of the following payments (collectively, the “Post-Closing Contingent Payments”) will be distributed to Participating Holders in accordance with their Pro-Rata Shares as set forth on the Consideration Spreadsheet:

(a)    Milestone-Based Payment. With respect to milestone payments and royalties paid to HoldCo or its Affiliate pursuant to the 12T License (collectively, “12T Payments”), Participating Holders will be entitled to receive up to a maximum aggregate amount of $25.0 million as follows:

(i)    First, Parent will be entitled to retain all 12T Payments until it has received, net of any royalty payments to Sucampo AG, an aggregate amount equal to all amounts paid or payable, whether or in the form of cash or any other consideration, pursuant to the Sucampo Notes (the “Sucampo Debt Obligations”); then

(ii)    Participating Holders will be entitled to receive an amount equal to (x) fifty percent (50%) of all 12T Payments, less (y) royalty payments, if any, due to Sucampo AG with respect to the same 12T Payment.

(b)    Royalty-Based Payment. With respect to any royalty payments for U.S. sales of Flynpovi in excess of $400.0 million paid to HoldCo or its Affiliate pursuant to the 12T License, Participating Holders will be entitled to receive an amount equal to fifty percent (50%) of such excess payments, up to a maximum aggregate amount of $15.0 million.

(c)    EU-Based Payment. As long as no further pivotal clinical trials are necessary to as determined by European Medicines Agency (“EMA”) to gain EMA approval for Flynpovi, Participating Holders will be entitled to receive up to a maximum aggregate amount of $20.0 million in the form of either:

(i)    thirty five percent (35.0%) of any cash amounts originating from the European Union and received by HoldCo or any of its Affiliates for licenses or partnerships involving Flynpovi, net of all costs relating to obtaining European Medicines Agency approval, including, for example, preparation of submission and filing for regulatory approval, marketing access data, key opinion leader development, pricing data, and necessary post-marketing studies (collectively, “EMA Approval Costs”); or

(ii)    ten percent (10.0%) of any cash amounts received by HoldCo or any of its Affiliates directly from efforts to self-market Flynpovi in the European Union, net of EMA Approval Costs and any further cost of product sold or costs to market and sell product (including any costs relating to the creation, maintenance and support of internal sales and marketing functions).

(d)    Order of Preference.

(i)    Prior and in preference to any payment to any Participating Holders pursuant to this Section 2.04, the first $100,000 of Post-Closing Contingent Payments otherwise payable to Participating Holders will be contributed to the Representative Expense Fund (unless waived in a writing signed by the Stockholder Representative), and the next $100,000 of Post-Closing Contingent Payments otherwise payable to Participating Holders will be paid to Parent as reimbursement for the initial balance of the Representative Expense Fund. All aggregate limitations and maximum amounts set forth in this Section 2.04 include the foregoing payments with respect to the Representative Expense Fund.

(ii)    Prior and in preference to any payment to the holders of Company Capital Stock pursuant to this Section 2.04, the holders of Company Preferred Stock who receive the Preferred Stock Merger Consideration shall first be entitled to receive the Post-Closing Contingent Payments, net of any expenses pursuant to Section 2.04(g), as consideration for their Company Preferred Stock until such holders have received aggregate Post-Closing Contingent Payments, inclusive of any expenses pursuant to Section 2.04(g), equal to the liquidation preference of such shares of Company Preferred Stock, including accrued but unpaid dividends up to but not including the Effective Date, as set forth in the Company’s Certificate of Incorporation as of Closing (the “Preferred Preference Satisfaction”) and no more. Once the Preferred Preference Satisfaction has been paid in full, then the Participating Holders will be entitled to receive their Pro-Rata Shares of any Remaining Post-Merger Consideration. The Preferred Preference Satisfaction will be paid to each participating holder on a pro-rata basis based on a fraction expressed as a percentage equal to (i) the number of shares of Company Preferred Stock held immediately before Closing, divided by (ii) the aggregate number of shares of Company Preferred Stock issued an outstanding immediately before Closing.

(e)    Timing. HoldCo will use commercially reasonable efforts to ensure that each Post-Closing Contingent Payment is dispatched within 30 days after the end of the calendar quarter in which HoldCo or its Affiliate receives the payment that resulted in such Post-Closing Contingent Payment (if such day is not a Business Day, the next Business Day thereafter).

(f)    Limitations. The Post-Closing Contingent Payments represent only contingent rights to receive payments from HoldCo, subject to the terms set forth in this Agreement. The maximum aggregate amount of Contingent Payments that Participating Holders are eligible to receive is $60,000,000. Each Contingent Payment is personal to the Participating Holder and is and will remain nontransferable for any reason other than by (i) operation of law or by will, intestacy or the laws of descent and distribution; (ii) transfer by instrument to an inter vivos or testamentary trust in which the rights are to be passed to beneficiaries upon the death of the trustee; (iii) transfers made pursuant to a court order of a court of competent jurisdiction (such as in connection with divorce, bankruptcy or liquidation); (iv) if the holder is a partnership or limited liability company, a distribution by the transferring partnership or limited liability company to its partners or members, as applicable; or (v) a sale or transfer made in connection with the complete or partial dissolution, liquidation, wind-down or termination of any corporation, limited liability company, partnership, investment fund or other entity (including a consolidation or merger, sale of assets, portfolio sale or other similar transaction); provided that, in each case, written notice of such assignment and transfer shall be promptly delivered to each of HoldCo and the Stockholder Representative by the transferor or assignor (or such transferor’s or assignor’s estate), which notice shall expressly set forth the transferor or assignor and the transferee or assignee, the rights to which such transfer or assignment related and the effective date of such transfer; and, provided, further, that as a condition to such transfer or assignment, the parties to such transfer or assignment shall agree to provide to each of HoldCo and the Stockholder Representative, at their respective request, any additional evidence of the transfer or assignment that HoldCo or the Stockholder Representative, as the case may be, may reasonably request. None of the Parent Entities, the Company, or any of their respective Affiliates or the Stockholder Representative shall give effect to any purported assignment or transfer made in contravention of this Section 2.04(f). Following any assignment or transfer permitted under this Section 2.04(f) and prior to the payment of any subsequent Post-Closing Contingent Payment (or upon HoldCo’s reasonable request), the Stockholder Representative shall deliver to HoldCo an updated Consideration Spreadsheet, which shall be considered the Consideration Spreadsheet for all purposes hereunder. Any attempted assignment, pledge, hypothecation, transfer or other disposition of a Post-Closing Contingent Payment (other than as set forth in the preceding sentence) shall be null and void. The Post-Closing Contingent Payments are not in any way related to any individual’s employment with the Company, Parent, or any of their respective Affiliates, and will not be construed as giving any person the right to be retained in the employ of a member of the Company, Parent, or any of their respective affiliates, nor will it affect in any way the right of a person, the Company, Parent, or any of their respective Affiliates to terminate such employment or position at any time, with or without cause. Furthermore, each of the Parties, including the Stockholder Representative (on behalf of all Persons represented), hereby acknowledge that the achievement of any of the prerequisites for the Post-Closing Contingent Payments is uncertain and that HoldCo and its Affiliate may not achieve any of the prerequisites, and it cannot be guaranteed that HoldCo or any of its Affiliates will be required to pay any Post-Closing Contingent Payments at all. The Parties understand and agree that (1) the Post-Closing Contingent Payments are an integral part of the Company Merger Consideration; (2) the rights to receive such amounts will not be represented by any form of certificate, are not transferable except by operation of law, and do not constitute an equity or ownership interest in HoldCo or any other entity; (3) no Person entitled to a Post-Closing Contingent Payment will have rights as a stockholder, option holder or warrant holder of HoldCo or any other entity as a result of its right to receive the Post-Closing Contingent Payments; and (4) no interest is payable with respect to any Post-Closing Contingent Payment.

(g)    Payments to Advisers. The amount of Post-Closing Contingent Payment(s) due to any Person pursuant to this Section 2.04 will be net of applicable Brokers’ Fees due for or on behalf of the Company or any of its Affiliates pursuant to any agreement in existence as of immediately prior to the Second Effective Time, including any payments due to the Company Financial Advisor. All aggregate limitations and maximum amounts set forth in this Section 2.04 include any such Brokers’ Fees paid in connection with Post-Closing Contingent Payment(s).

(h)    Payments to Stockholder Representatives. The amount of Post-Closing Contingent Payment(s) due to any Person pursuant to this Section 2.04 will be net of applicable payments due for or on behalf of the Company or any of its Affiliates pursuant to the Stockholder Representative Engagement Agreement, including any payments due to the Stockholder Representative and expenses otherwise incurred by any Parent Entity in connection with the dispatch of a Post-Closing Contingent Payment. All aggregate limitations and maximum amounts set forth in this Section 2.04 include any such amount paid in connection with Post-Closing Contingent Payment(s).

Section 2.05    Adjustments.

Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the First Effective Time, any change in the outstanding shares of capital stock of the Company or the Parent Common Stock shall occur (other than the issuance of additional shares of capital stock of the Company or Parent as permitted by this Agreement), including by reason of any reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, the Exchange Ratio and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change; provided, however, that this sentence shall not be construed to permit Parent or the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

Section 2.06    Withholding Rights.

Each of the Exchange Agent, Parent Entities, and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article II such amounts as may be required to be deducted and withheld with respect to the making of such payment under any Tax Laws. To the extent that amounts are so deducted and withheld by the Exchange Agent, Parent Entities, or the Surviving Corporation, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Exchange Agent, Parent Entities, or the Surviving Corporation, as the case may be, made such deduction and withholding.

Section 2.07    Lost Certificates.

If any Company Stock Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, or destroyed and, if required by HoldCo, the posting by such Person of a bond, in such reasonable amount as HoldCo may direct, as indemnity against any claim that may be made against it with respect to such Company Stock Certificate, the Exchange Agent will issue, in exchange for such lost, stolen, or destroyed Company Stock Certificate, the Company Merger Consideration to be paid in respect of the shares of Company Capital Stock formerly represented by such Company Stock Certificate as contemplated under this Article II.

Section 2.08    Treatment of Stock Options and Other Stock-Based Compensation.

(a)    Company Stock Options. As of a Business Day no earlier than 30 days prior to the First Effective Time, each outstanding Company Stock Option will become vested in full. As of the Second Effective Time, each option to acquire shares of Company Common Stock (each, a “Company Stock Option”) that (i) is outstanding under any Company Stock Plan immediately prior to the Second Effective Time and (ii) has an exercise price equal to or less than the Maximum Option Exercise Price, shall be, by virtue of the Second Merger and without any action on the part of the holder thereof, or any other Person, be assumed by HoldCo and shall be converted into a HoldCo Stock Option in accordance with this Section 2.08. Each such HoldCo Stock Option as so assumed and converted shall continue to have, and shall be subject to, the substantially same terms and conditions as applied to the Company Stock Option immediately prior to the Second Effective Time. As of the Second Effective Time, each such HoldCo Stock Option as so assumed and converted shall become an option to acquire that number of whole shares of HoldCo Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of Company Common Stock subject to such Company Stock Option; and (ii) the Exchange Ratio, at an exercise price per share of HoldCo Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Company Common Stock of such Company Stock Option by (B) the Exchange Ratio; provided, that the exercise price and the number of shares of HoldCo Common Stock subject to the HoldCo Stock Option shall be determined in a manner consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and, in the case of Company Stock Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, consistent with the requirements of Section 424(a) of the Code. Each such HoldCo Stock Option issued in replacement for a Company Stock Option will be substantially in the form attached hereto as Exhibit F. Each other Company Stock Option that (i) is outstanding under any Company Stock Plan immediately prior to the Second Effective Time but (ii) has an exercise price greater than the Maximum Option Exercise Price will terminate and be cancelled as of immediately prior to the Second Merger, without any consideration being payable in respect thereof, and have no further force or effect.

(b)    Company Restricted Shares. The Company shall take all requisite action so that, at the Second Effective Time, each share of Company Common Stock subject to vesting, repurchase, or other lapse of restrictions (a “Company Restricted Share”) that is outstanding under any Company Stock Plan as of immediately prior to the Second Effective Time shall, by virtue of the Second Merger and without any action on the part of the holder thereof, be assumed by HoldCo and shall be converted into a HoldCo Restricted Share in accordance with this Section 2.08. Each HoldCo Restricted Share shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Company Restricted Share immediately before the Second Effective Time (including vesting, repurchase, or other lapse restrictions). As of the Second Effective Time, each such holder of Company Restricted Shares so assumed and converted will receive that number of whole HoldCo Restricted Shares equal to the product (rounded down to the nearest whole number) of: (i) the number of shares of Company Restricted Shares held by that holder as of immediately prior to the Second Effective Time; and (ii) the Exchange Ratio.

(c)    Resolutions and Other Company Actions.

At or prior to the Second Effective Time, the Company, the Company Board, and the compensation committee of such board, as applicable, shall adopt any resolutions and take any actions (including obtaining any employee consents) that may be necessary to effectuate the provisions of Section 2.08(a) and Section 2.08(b).

(d)    HoldCo Actions.

At or prior to the Second Effective Time, as the sole stockholder of HoldCo, and HoldCo shall take all action necessary to reserve for future issuance a number of shares of HoldCo Common Stock at least equal to the number of shares of HoldCo Common Stock that will be subject to HoldCo Equity Awards as a result of the actions contemplated by this Section 2.08.

Section 2.09    Treatment of Warrants. As of the Second Effective Time, each warrant to acquire shares of Company Common Stock (each, a “Company Warrant”) that is outstanding immediately prior to the Second Effective Time, shall be, by virtue of the Second Merger and without any action on the part of the holder thereof, or any other Person, be assumed by HoldCo and shall be converted into a HoldCo Warrant in accordance with this Section 2.09. Each such HoldCo Warrant as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the Company Warrant immediately prior to the Second Effective Time. As of the Second Effective Time, each such HoldCo Warrant as so assumed and converted shall be an option to acquire that number of whole shares of HoldCo Common Stock (rounded down to the nearest whole share) equal to the product of: (i) the number of shares of Company Common Stock subject to such Company Warrant; and (ii) the Exchange Ratio, at an exercise price per share of HoldCo Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Company Common Stock of such Company Warrant by (B) the Exchange Ratio. Each such HoldCo Warrant issued in replacement for a Company Warrant will be substantially in the form attached hereto as Exhibit G.

Section 2.10    Tax Treatment. Each of the parties intends that, for U.S. federal income tax purposes, each of the First Merger and the Second Merger shall be treated as part of an integrated transaction to which Section 351 of the Code applies (the “Intended Tax Treatment”). Each party shall file all Tax Returns consistent with, and take no position inconsistent with the Intended Tax Treatment (whether in connection with any audit, examination or other Tax proceeding, on any Tax Return or otherwise) unless required to do so pursuant to a “determination” within the meaning of Section 1313(a) of the Code. From and after the date of this Agreement, none of the parties shall, nor shall they permit any of their Affiliates to, knowingly take any action, cause any action to be taken or omit to take any action which could reasonably be expected to cause the transactions to fail to qualify for the Intended Tax Treatment.

Section 2.11    Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, including Section 2.01, shares of Company Capital Stock issued and outstanding immediately prior to the Second Effective Time (other than shares of Company Capital Stock cancelled in accordance with Section 2.01(b)(i)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares of Company Capital Stock in accordance with Section 262 of the DGCL (such shares of Company Capital Stock being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares of Company Capital Stock) shall not be converted into a right to receive a portion of the Company Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if, after the Second Effective Time, such holder fails to perfect, withdraws or loses such holder’s right to appraisal pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Capital Stock shall be treated as if they had been converted as of the Second Effective Time into the right to receive the portion of the Company Merger Consideration, if any, to which such holder is entitled pursuant to Section 2.01 or Section 2.04, without interest thereon. The Company shall provide Parent and HoldCo prompt written notice of any demands received by the Company for appraisal of shares of Company Capital Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Second Effective Time pursuant to the DGCL that relates to such demand, and Parent and HoldCo shall have the opportunity and right to direct all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent and HoldCo, the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

Section 2.12    Consideration Spreadsheet. Notwithstanding anything to the contrary in this Agreement or any investigation or examination conducted, or any knowledge possessed or acquired (or capable of being acquired), by or on behalf of the Parent Entities or any of their respective Affiliates, (x) it is expressly acknowledged and agreed that the Parent Entities and their respective Affiliates shall be entitled to rely on the Consideration Spreadsheet (and any update thereto), without any obligation to investigate or verify the accuracy or correctness thereof, and to make payments in accordance therewith and (y) in no event will any Parent Entity or any of its Affiliates have any liability to any Person (including the Stockholder Representative and each of the equityholders of the Company) in connection with any claims relating to any alleged inaccuracy or miscalculations in, or otherwise relating to, the preparation of the Consideration Spreadsheet (and any update thereto) and the allocation set forth therein or payments made by any Person (including the Parent Entities, the Stockholder Representative, the Escrow Agent and their respective Affiliates) in accordance therewith.

Section 2.13    Post-Closing Payment Review and Dispute.

(a)    Annual Payment Summaries. On or before the due date of HoldCo’s annual report on Form 10-K, or if HoldCo is no longer required to file such reports, 90 days after the end of each of HoldCo’s fiscal years, HoldCo shall provide the Stockholder Representative a summary of payments made pursuant to Section 2.04 (a “Payment Summary”) with reasonably detailed written statements setting forth: (i) all such payments (and components thereof) during the most recent completed fiscal year, including when each was received or became payable, as applicable, and how such amounts were calculated; and (ii) all payment deductions (and components thereof), including when the same were incurred or became payable, as applicable, and how such amounts were calculated; in each case, together with copies of relevant associated documentation with respect to the same. Such Payment Summary and calculations shall be made in accordance with the applicable requirements of the Agreement, including its defined terms. The Stockholder Representative hereby agrees to maintain in strictest confidence all information included in any Payment Summary.

(b)    Payment Dispute. After any delivery of a Payment Summary under paragraph (a) above and also after any notice from the Stockholder Representative that a Payment Summary that was required to be delivered by the Agreement has not yet been delivered (each, a “Payment Summary Omission”), HoldCo will provide to the Stockholder Representative and its accountants and advisers, after executing a reasonable confidentiality agreement, reasonable access to the books and records of HoldCo, solely for the purpose of reviewing HoldCo’s calculation of the amounts of Post-Closing Payments covered by the applicable Payment Summary. HoldCo also shall cause such personnel to reasonably cooperate with and respond to the Stockholder Representative’s reasonable inquiries. Any such reviews will be conducted at the expense of the Stockholder Representative, unless HoldCo agrees that the results of such review reveal an underpayment of more than 5.0% for any calendar year that is the subject of the review, in which case HoldCo will promptly reimburse the Stockholder Representative for the reasonable and documented costs of such review.

(c)    Actual Dispute. Within thirty (30) days after receipt of a Payment Summary (the “Dispute Period” for such Payment Summary), the Stockholder Representative may deliver to HoldCo a notice (“Dispute Notice”) setting forth the basis for its objections to the Payment Summary (or absence thereof) in reasonable detail including, to the extent practicable, (i) each item or amount objected to by the Stockholder Representative, and (ii) Stockholder Representative’s calculation of each such objected item or amount. If a Dispute Notice is not delivered to HoldCo within the Dispute Period for a particular Payment Summary, the Stockholder Representative shall be deemed to have consented to such particular Payment Summary and the same shall be final and binding on the Parties. If a Dispute Notice is delivered to HoldCo within the Dispute Period for a particular Payment Summary, the Stockholder Representative and HoldCo shall negotiate in good faith to resolve any objections set forth in the Dispute Notice. Any item set forth in the Payment Summary and not objected to in the corresponding Dispute Notice shall be final and binding on the Parties. If the Stockholder Representative and HoldCo do not reach a final resolution within twenty (20) days after the delivery of the Dispute Notice, the Stockholder Representative or HoldCo may submit such dispute to an independent, nationally or regionally recognized accounting firm as mutually agreed upon by Stockholder Representative and HoldCo (the “Independent Accountant”). If any dispute is submitted to the Independent Accountant, the Independent Accountant shall be requested to render a written determination of the applicable dispute within thirty (30) days after referral of the matter to the Independent Accountant, which determination must be in writing and must set forth, in reasonable detail, the basis for such determination and must be based solely on (i) the definitions and other applicable provisions of this Agreement, (ii) a single presentation (which presentation shall be limited to the remaining items in dispute set forth in the Payment Summary and Dispute Notice) submitted by each of HoldCo and the Stockholder Representative to the Independent Accountant within fifteen (15) days after the engagement of the Independent Accountant (which the Independent Accountant shall forward to the other Party) and (iii) one written response submitted to the Independent Accountant within five (5) Business Days after receipt of each such presentation (which the Independent Accountant shall forward to the other Party), and not on independent review.

(d)    Determination. The Independent Accountant shall be bound by the provisions of this Agreement (including its defined terms) and shall resolve only those matters that remain in dispute after the 30day resolution period. It is the intent of the parties that the process set forth in this Section 2.13 and the activities of the Independent Accountant in connection herewith are not intended to be and are not an arbitration and that the Independent Accountant shall act as an expert and not an arbitrator, and no formal arbitration rules shall be followed (including rules with respect to procedures and discovery). Notwithstanding anything to the contrary in this Agreement, the scope of the Independent Accountant’s review of any dispute between HoldCo and the Stockholder Representative regarding the Dispute Notice and the calculations set forth therein shall be limited solely to the resolution of the remaining disputed portion(s) of such calculations that are set forth in the Dispute Notice, and the Independent Accountant shall not have authority over any other disagreement (including but not limited to questions of law or interpretation of Contract (except as related to the interpretation of the Dispute Notice and the calculations set forth therein in dispute)). The resolution of the dispute by the Independent Accountant shall be final and binding on, and non-appealable by, the Parties. No ex parte conferences, oral examinations, testimony, depositions, discovery, or other form of evidence gathering or hearings shall be conducted or allowed; provided, that at the Independent Accountant’s request, or as mutually agreed in writing by the Stockholder Representative and HoldCo, the Stockholder Representative and HoldCo may meet with the Independent Accountant so long as representatives of both the Stockholder Representative and HoldCo are present. The Independent Accountant shall resolve each disputed item by choosing a value not in excess of, nor less than, the greatest or lowest value, respectively, set forth in the presentations (and, if applicable, the responses) delivered to the Independent Accountant pursuant to this Schedule. The Payment Summary shall be modified, if necessary, to reflect the determination of the Independent Accountant. The fees and expenses of the Independent Accountant initially will be borne by the Stockholder Representative; provided, that in the event that HoldCo underpaid the amounts due to the Participating Holders with respect to any Post-Closing Contingent Payment by more than 5.0% of such amount, then the fees and expenses of the Independent Account will be borne by HoldCo, on the one hand, and the Stockholder Representative, on behalf of the Participating Holders, on the other hand, in inverse proportion as they may prevail on the matters resolved by the Independent Accountant, which proportionate allocation shall be calculated on an aggregate basis based on the relative dollar values of the amounts in dispute and shall be determined by the Independent Accountant at the time the determination is rendered on the merits of the disputed matters.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the correspondingly numbered Section of the Company Disclosure Letter, the Company represents and warrants to each Parent Entity that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01    Organization; Standing and Power; Charter Documents; Subsidiaries.

(a)    Organization; Standing and Power. The Company and each of its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)    Charter Documents. The copies of the Certificate of Incorporation and Bylaws of the Company as delivered to Parent are true, correct, and complete copies of such documents as in effect as of the date of this Agreement. The Company has delivered or made available to Parent a true and correct copy of the Charter Documents of each of the Company’s Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its Charter Documents.

(c)    Subsidiaries. Section 3.01(c)(i) of the Company Disclosure Letter lists each of the Subsidiaries of the Company as of the date hereof and its place of organization. Section 3.01(c)(ii) of the Company Disclosure Letter sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by the Company: (i) the number and type of any capital stock of, or other equity or voting interests in, such Subsidiary that is outstanding as of the date hereof; and (ii) the number and type of shares of capital stock of, or other equity or voting interests in, such Subsidiary that, as of the date hereof, are owned, directly or indirectly, by the Company. All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company that is owned directly or indirectly by the Company have been validly issued, were issued free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens: (A) imposed by applicable securities Laws; or (B) arising pursuant to the Charter Documents of any non-wholly-owned Subsidiary of the Company. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.

Section 3.02    Capital Structure.

(a)    Capital Stock. The authorized capital stock of the Company consists of: (i) 35,000,000 shares of Company Common Stock; and (ii) 15,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”). As of the date of this Agreement: (A) 2,681,920 shares of Company Common Stock were issued and outstanding (not including shares held in treasury); (B) no shares of Company Common Stock were issued and held by the Company in its treasury; (C) 7,300,000 shares of Company Preferred Stock were designated as Series A-1 Preferred Stock, of which 1,509,401 shares were issued and outstanding; (D) 6,000,000 shares of Company Preferred Stock were designated as Series A-2 Preferred Stock, of which 1,050,500 shares were issued and outstanding; and (E) no shares of Preferred Stock were held by the Company in its treasury. As of the date of this Agreement, the holders of Company Preferred Stock were entitled to a liquidation preferences, including all accrued but unpaid dividends through the same date, totaling $12,623,881 in the aggregate. Section 3.02(a) of the Company Disclosure Letter sets forth as of the date of this Agreement a list of all outstanding shares of Company Capital Stock, including: (A) the class and amount of such shares; (B) the name of the holder of such shares; (C) the date on which such shares were issued; and (D) the amount of liquidation preference, including all accrued but unpaid dividends, through the date of this Agreement. All of the outstanding shares of Company Capital Stock are, and shares of Company Capital Stock that may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized, validly issued, fully paid, and non-assessable, and not subject to any pre-emptive rights. No Subsidiary of the Company owns any shares of Company Capital Stock.

(b)    Stock Awards. As of the date of this Agreement, an aggregate of 117,437 shares of Company Common Stock were reserved for issuance pursuant to Company Equity Awards not yet granted under the Company Stock Plans. As of the date of this Agreement, 3,350,000 shares of Company Common Stock were reserved for issuance pursuant to outstanding Company Stock Options and no Company Restricted Shares were issued and outstanding. Section 3.02(b) of the Company Disclosure Letter sets forth as of the date of this Agreement a list of each outstanding Company Equity Award granted under the Company Stock Plans and: (A) the name of the holder of such Company Equity Award; (B) the number of shares of Company Common Stock subject to such outstanding Company Equity Award; (C) if applicable, the exercise price, purchase price, or similar pricing of such Company Equity Award; (D) the date on which such Company Equity Award was granted or issued; (E) the applicable vesting, repurchase, or other lapse of restrictions schedule, and the extent to which such Company Equity Award is vested and exercisable as of the date hereof; (F) with respect to Company Stock Options, the date on which such Company Stock Option expires; and (G) if applicable, whether such Company Stock Option is an incentive stock option or non-statutory stock option under the Code. All shares of Company Common Stock subject to issuance under the Company Stock Plans, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.

(c)    Warrants. As of the date of this Agreement, an aggregate of 380,469 shares of Company Common Stock were reserved for issuance pursuant to outstanding Company Warrants. Section 3.02(c) of the Company Disclosure Letter sets forth as of the date of this Agreement a list of each outstanding Company Warrant and: (A) the name of the holder of such Company Warrant; (B) the number of shares of Company Common Stock subject to such outstanding Company Warrant; (C) the exercise price, purchase price, or similar pricing of such Company Warrant; (D) the date on which such Company Warrant was issued; (E) the applicable vesting, repurchase, or other lapse of restrictions schedule, and the extent to which such Company Warrant is vested and exercisable as of the date hereof; and (F) the date on which such Company Warrant expires. All shares of Company Common Stock subject to issuance under the Company Warrants, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.

(d)    Convertible Debt. As of the date of this Agreement, an aggregate of 5,076,844 shares of Company Common Stock were reserved for issuance pursuant to outstanding Company Convertible Debt. Section 3.02(d) of the Company Disclosure Letter sets forth as of the date of this Agreement a list of each outstanding instrument representing Company Convertible Debt and: (A) the name of the lender of such Company Convertible Debt; (B) the total number of shares of Company Common Stock issuable pursuant to such Company Convertible Debt; (C) the conversion price, or similar pricing of the conversion provisions of such Company Convertible Debt; (D) the date on which such Company Convertible Debt was originally issued; (E) the interest rate and total accrued but unpaid interest; and (F) the date on which such Company Convertible Debt is scheduled to mature. All shares of Company Common Stock subject to issuance under the Company Convertible Debt, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.

(e)    No Other Rights. Except for the Company Stock Plans and other agreements as set forth in Section 3.02(e) of the Company Disclosure Letter, there are no Contracts to which the Company is a party obligating the Company to accelerate the vesting of any Company Equity Award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events). Other than the Company Preferred Stock, Company Equity Awards, Company Warrants, and Company Convertible Debt, as of the date hereof, there are no outstanding: (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt or shares of capital stock of the Company; (B) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company; or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company, in each case that have been issued by the Company or its Subsidiaries (the items in clauses (A), (B), and (C), together with the Company Capital Stock, Company Equity Awards, Company Warrants, and Company Convertible Debt, being referred to collectively as “Company Securities”). All outstanding shares of Company Common Stock, all outstanding Company Equity Awards, and all outstanding shares of capital stock, voting securities, or other ownership interests in any Subsidiary of the Company, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.

(f)    No Repurchase Rights. There are no outstanding Contracts requiring the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Company Securities or Company Subsidiary Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to any Company Securities or Company Subsidiary Securities.

(g)    No Voting Debt. No bonds, debentures, notes, or other indebtedness issued by the Company or any of its Subsidiaries: (i) having the right to vote on any matters on which stockholders or equityholders of the Company or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of the Company or any of its Subsidiaries, are issued or outstanding (collectively, “Voting Debt”).

(h)    Company Subsidiary Securities. As of the date hereof, there are no outstanding: (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt, capital stock, voting securities, or other ownership interests in any Subsidiary of the Company; (ii) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities, or other ownership interests in) any Subsidiary of the Company; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of the Company, in each case that have been issued by a Subsidiary of the Company (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “Company Subsidiary Securities”).

Section 3.03    Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes.

(a)    Authority. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and the Ancillary Documents to which it is a party and, subject to, in the case of the consummation of the Transactions, adoption of this Agreement by the affirmative vote or consent of the holders of a majority of the outstanding shares of Company Common Stock (the “Requisite Company Vote”), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Transactions, subject only, in the case of consummation of the Transactions, to the receipt of the Requisite Company Vote. The Requisite Company Vote is the only vote or consent of the holders of any class or series of the Company’s capital stock necessary to approve and adopt this Agreement and the Ancillary Documents, approve the Transactions, and consummate the Transactions, including the Second Merger. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Parent Entities, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by general principles of equity.

(b)    Non-Contravention. The execution, delivery, and performance of this Agreement by the Company and the Ancillary Documents to which it is a party, and the consummation by the Company of the transactions contemplated by this Agreement and the Ancillary Documents, including the Second Merger, do not and will not: (i) subject to obtaining the Requisite Company Vote, contravene or conflict with, or result in any violation or breach of, the Charter Documents of the Company or any of its Subsidiaries; (ii) assuming that all Consents contemplated by clauses (i) through (iv) of Section 3.03(c) have been obtained or made and, in the case of the consummation of the Transactions, obtaining the Requisite Company Vote, conflict with or violate any Law applicable to the Company, any of its Subsidiaries, or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the Company’s or any of its Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except, in the case of each of clauses (ii), (iii), and (iv), for any conflicts, violations, breaches, defaults, loss of benefits, additional payments or other liabilities, alterations, terminations, amendments, accelerations, cancellations, or Liens that, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c)    Governmental Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, or notice to (any of the foregoing being a “Consent”), any Governmental Entity is required to be obtained or made by the Company in connection with the execution, delivery, and performance by the Company of this Agreement or the consummation by the Company of the Transactions except for: (i) the filing of the Second Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such Consents as may be required under (A) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or (B) any other Laws that are designed or intended to prohibit, restrict, or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or creation or strengthening of a dominant position through merger or acquisition (“Foreign Antitrust Laws” and, together with the HSR Act, the “Antitrust Laws”), in any case that are applicable to the transactions contemplated by this Agreement; (iii) such Consents as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country or the rules and regulations of any applicable national securities exchange; (iv) the other Consents of Governmental Entities listed in Section 3.03(c) of the Company Disclosure Letter (the “Other Governmental Approvals”); and (v) such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d)    Board Approval. The Company Board, by resolutions duly adopted by a unanimous vote at a meeting of all directors of the Company duly called and held and, not subsequently rescinded or modified in any way, has: (i) determined that this Agreement and the Transactions, including the Second Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company and the Company’s stockholders; (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the Transactions, including the Second Merger, upon the terms and subject to the conditions set forth herein; (iii) directed that this Agreement be submitted to the Company’s stockholders for adoption; and (iv) resolved to recommend that Company stockholders vote in favor of adoption of this Agreement in accordance with the DGCL (collectively, the “Company Board Recommendation”).

(e)    Anti-Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign laws applicable to the Company is applicable to this Agreement, the Transactions, including the Second Merger.

Section 3.04    Financial Statements; Undisclosed Liabilities; Off-Balance Sheet Arrangements.

(a)    Financial Statements. Complete copies of the Company’s audited financial statements consisting of the balance sheet of the Company as at December 31 in each of the years 2020 and 2019 and the related statements of income and retained earnings, stockholders’ equity and cash flow for the years then ended (the “Audited Financial Statements”), and unaudited financial statements consisting of the balance sheet of the Company as of September 30, 2021 and the related statements of income and retained earnings, stockholders’ equity and cash flow for the nine-month period then ended (the “Interim Financial Statements” and together with the Audited Financial Statements, the “Financial Statements”) have been delivered to Parent. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Audited Financial Statements). The Financial Statements are based on the books and records of the Company, and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The balance sheet of the Company as of December 31, 2020 is referred to herein as the “Company Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Company as of September 30, 2021 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”. The Company maintains a standard system of accounting established and administered in accordance with GAAP.

(b)    Undisclosed Liabilities. The Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are adequately reflected or reserved against in the Company Balance Sheet as of the Balance Sheet Date, and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount.

(c)    Off-Balance Sheet Arrangements. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off-balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).

(d)    Accounting, Securities, or Other Related Complaints or Reports. Since the Company’s inception: (i) none of the Company or any of its Subsidiaries nor any director or officer of the Company or any of its Subsidiaries has received any oral or written complaint, allegation, assertion, or claim regarding the financial accounting, internal accounting controls, or auditing practices, procedures, methodologies, or methods of the Company or any of its Subsidiaries or any oral or written complaint, allegation, assertion, or claim from employees of the Company or any of its Subsidiaries regarding questionable financial accounting or auditing matters with respect to the Company or any of its Subsidiaries; and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported credible evidence of any material violation of securities Laws, breach of fiduciary duty, or similar material violation by the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, or agents to the Company Board or any committee thereof, or to the chief executive officer, chief financial officer, or general counsel of the Company.

Section 3.05    Absence of Certain Changes or Events.

Since the date of the Company Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of the Company and each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice and there has not been or occurred:

(a)    any Company Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; or

(b)    any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.01.

Section 3.06    Taxes.

(a)    Tax Returns and Payment of Taxes. The Company and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice. All material Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company’s Financial Statements (in accordance with GAAP). The Company’s Interim Financial Statements reflect an adequate reserve (in accordance with GAAP) for all material Taxes payable by the Company and its Subsidiaries through the date of such financial statements. Neither the Company nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of the Company’s Interim Financial Statements outside of the ordinary course of business or otherwise inconsistent with past practice.

(b)    Availability of Tax Returns. The Company has made available to Parent complete and accurate copies of all federal, state, local, and foreign income, franchise, and other material Tax Returns filed by or on behalf of the Company or its Subsidiaries for any Tax period ending after January 1, 2018.

(c)    Withholding. The Company and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Company Employee, creditor, customer, stockholder, or other party (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any state, local, and foreign Laws), and materially complied with all information reporting and backup withholding provisions of applicable Law.

(d)    Liens. There are no Liens for material Taxes upon the assets of the Company or any of its Subsidiaries other than for current Taxes not yet due and payable.

(e)    Tax Deficiencies and Audits. No deficiency for any material amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against the Company or any of its Subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of the Company or any of its Subsidiaries.

(f)    Tax Jurisdictions. No claim has ever been made in writing by any taxing authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

(g)    Tax Rulings. Neither the Company nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

(h)    Consolidated Groups, Transferee Liability, and Tax Agreements. Neither the Company nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis; (ii) has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement.

(i)    Change in Accounting Method. Neither Company nor any of its Subsidiaries has agreed to make, nor is it required to make, any material adjustment under Section 481(a) of the Code or any comparable provision of state, local, or foreign Tax Laws by reason of a change in accounting method or otherwise.

(j)    Post-Closing Tax Items. The Company and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (ii) installment sale or open transaction disposition made on or prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date; or (iv) any income under Section 965(a) of the Code, including as a result of any election under Section 965(h) of the Code with respect thereto.

(k)    Ownership Changes. Without regard to this Agreement, neither the Company nor any of its Subsidiaries has undergone an “ownership change” within the meaning of Section 382 of the Code.

(l)    Section 355. Neither Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(m)    Reportable Transactions. Neither Company nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).

Section 3.07    Intellectual Property.

(a)    Scheduled Company-Owned IP. Section 3.07(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of all: (i) Company-Owned IP that is the subject of any issuance, registration, certificate, application, or other filing by, to or with any Governmental Entity or authorized private registrar, including patents, patent applications, trademark registrations and pending applications for registration, copyright registrations and pending applications for registration, and internet domain name registrations; and (ii) material unregistered Company-Owned IP.

(b)    Right to Use; Title. Except as set forth on Section 3.07(b) of the Company Disclosure Letter, the Company or one of its Subsidiaries is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to the Company-Owned IP, and has the valid and enforceable right to use all other Intellectual Property used in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted and as proposed to be conducted (“Company IP”), in each case, free and clear of all Liens other than Permitted Liens, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c)    Validity and Enforceability. The Company and its Subsidiaries’ rights in the Company-Owned IP are valid, subsisting, and enforceable, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries have taken reasonable steps to maintain the Company IP and to protect and preserve the confidentiality of all trade secrets included in the Company IP, except where the failure to take such actions would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d)    Non-Infringement. Except as would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the conduct of the businesses of the Company and any of its Subsidiaries has not infringed, misappropriated, or otherwise violated, and is not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person; and (ii) to the Knowledge of the Company, no third party is infringing upon, violating, or misappropriating any Company IP.

(e)    IP Legal Actions and Orders. There are no Legal Actions pending or, to the Knowledge of the Company, threatened: (i) alleging any infringement, misappropriation, or violation by the Company or any of its Subsidiaries of the Intellectual Property of any Person; or (ii) challenging the validity, enforceability, or ownership of any Company-Owned IP or the Company or any of its Subsidiaries’ rights with respect to any Company IP, in each case except for such Legal Actions that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Company-Owned IP, except where compliance with such Order would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(f)    Company IT Systems. Except as set forth on Section 3.07(a) of the Company Disclosure Letter, in the past three (3) years, there has been no malfunction, failure, continued substandard performance, denial-of-service, or other cyber incident, including any cyberattack, or other impairment of the Company IT Systems, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries have taken all reasonable best effort steps to safeguard the confidentiality, availability, security, and integrity of the Company IT Systems, including implementing and maintaining appropriate backup, disaster recovery, and software and hardware support arrangements, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.08    Privacy and Data Security.

(a)    The Company and each of its Subsidiaries is currently and has been in compliance with (i) HIPAA and all other applicable Privacy and Security Laws and Standards; and (ii) any obligations of the Company or its Subsidiaries under Contracts to which the Company or a Subsidiary is a party concerning the protection, collection, access, use, storage, disposal, disclosure, or transfer of Personal Information and any related notifications. Without limiting the foregoing, the Company and its Subsidiaries have entered into business associate agreements (“BAAs”) with each applicable third party to the extent required by HIPAA and have posted, in accordance with Privacy and Security Laws and Standards, a privacy policy governing the use of Personal Information on public-facing websites and internally for employees.

(b)    Except as set forth on Section 3.08(b) of the Company Disclosure Letter, the Company and each of its Subsidiaries has (i) developed, implemented, and conducted its business in compliance with any public privacy notices and data security or privacy policies and procedures (copies of which have been made available to Parent); (ii) maintained commercially reasonable administrative, physical, and technical safeguards designed to protect the confidentiality, integrity, and availability of Personal Information in its possession or control, and to prevent the loss and unauthorized use, access, alteration, destruction, or disclosure of such Personal Information; and (iii) trained its employees to follow these policies and procedures.

(c)    Neither the Company nor any of its Subsidiaries have been subject to or received notice of any Order or Legal Action by any Person (including any Governmental Entity) or any complaints regarding the protection, collection, access, use, storage, disposal, disclosure, or transfer of Personal Information or the violation of any applicable Privacy and Security Laws and Standards. To the Knowledge of the Company and its Subsidiaries, no such Legal Action is threatened against the Company or any of its Subsidiaries.

(d)    Neither the Company nor any of its Subsidiaries have suffered, discovered, or been notified of any unauthorized acquisition, use, disclosure, access to, or breach of any Personal information that (i) constitutes a breach or a data security incident under any applicable Privacy and Security Laws and Standards or that would trigger a notification or reporting requirement under any BAA or Contract to which the Company or any of its Subsidiaries is a party, or the PCI-DSS; or (ii) materially compromises (individually or in the aggregate) the security or privacy of such Personal Information.

(e)    The Company has not created, received, maintained, or transmitted protected health information (“PHI”) or electronic PHI (“ePHI), as defined by HIPAA regulations at 45 C.F.R. 160.103.

(f)    Except as set forth on Section 3.08(f) of the Company Disclosure Letter, the Company and each of its Subsidiaries has complied with all Contracts and all Privacy and Security Laws and Standards, including the HIPAA standards for de-identification set forth in 45 C.F.R. 164.514(b) and for data aggregation, as that term is defined in 45 C.F.R. 164.501, in each case, as applicable.

(g)    Neither the Company nor any of its Subsidiaries have any Contract obligation to maintain Personal Information in a manner that physically separates data of one customer from that of another.

(h)    The Company and each of its Subsidiaries has (i) annually performed a security risk assessment, (ii) created and maintained documentation in accordance with applicable Laws, including Privacy and Security Laws and Standards, and (iii) addressed and remediated all threats and deficiencies identified in such security risk assessment.

(i)    Neither the Company nor any of its Subsidiaries have reported a breach or compromise of Personal Information to any Person or Governmental Authority, either voluntarily or based on Contract obligations or Privacy and Security Laws and Standards.

(j)    The consummation of the Transaction does not violate any Privacy and Security Laws and Standards, Contract obligation related to Personal Information, or an applicable privacy policy or notice. Upon the Closing Date, the Surviving Corporation will own and continue to have the right to use all Personal Information on identical terms and conditions as the Company and its Subsidiaries enjoyed immediately prior to the Closing Date.

Section 3.09    Compliance; Permits.

(a)    Compliance. The Company and each of its Subsidiaries are and, since January 1, 2018, have been in compliance in all material respects with, all Laws or Orders applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective businesses or properties is bound. Since January 1, 2018, no Governmental Entity has issued any notice or notification stating that the Company or any of its Subsidiaries is not in compliance with any Law in any material respect.

(b)    Permits. The Company and its Subsidiaries hold, to the extent necessary to operate their respective businesses as such businesses are being operated as of the date hereof, all permits, licenses, registrations, variances, clearances, consents, commissions, franchises, exemptions, Orders, authorizations, and approvals from Governmental Entities (collectively, “Permits”), except for any Permits for which the failure to obtain or hold would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No suspension, cancellation, non-renewal, or adverse modifications of any Permits of the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries is and, since January 1, 2018, has been in compliance with the terms of all Permits, except where the failure to be in such compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.10    Litigation. Except as set forth in Section 3.10 of the Disclosure Letter, there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets or, to the Knowledge of the Company, any officer or director of the Company or any of its Subsidiaries in their capacities as such. None of the Company or any of its Subsidiaries or any of their respective properties or assets is subject to any order, writ, assessment, decision, injunction, decree, ruling, or judgment of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent (“Order”), which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, there are no governmental inquiries or investigations, or internal investigations pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting practices of the Company or any of its Subsidiaries or any malfeasance by any officer or director of the Company.

Section 3.11    Brokers’ and Finders’ Fees. Except for fees payable to Sage Healthcare (the “Company Financial Advisor”) pursuant to an engagement letter listed in Section 3.11 of the Company Disclosure Letter, a correct and complete copy of which has been provided to the Parent Entities, neither the Company nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges (“Brokers’ Fees”) in connection with this Agreement or any transaction contemplated by this Agreement.

Section 3.12    Related Person Transactions. Except as set forth on Section 3.12 of the Company Disclosure Letter, no executive officer or director of the Company or any person owning five percent (5.0%) or more of the issued and outstanding shares of Company Common Stock (or any of such person’s immediate family members or Affiliates or associates) is a party to any Contract with or binding upon the Company or any of its assets, rights or properties or has any interest in any property owned by the Company or has engaged in any transaction with any of the foregoing within the last twelve (12) months.

Section 3.13    Employee Benefit Issues.

(a)    Schedule. Section 3.13(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of each plan, program, policy, agreement, collective bargaining agreement, or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock or stock-based awards, health, dental, retirement, life insurance, death, accidental death & dismemberment, disability, fringe, or wellness benefits, or other employee benefits or remuneration of any kind, including each employment, termination, severance, retention, change in control, or consulting or independent contractor plan, program, arrangement, or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, insured or self-insured, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, which is or has been sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries for the benefit of any current or former employee, independent contractor, consultant, or director of the Company or any of its Subsidiaries (each, a “Company Employee”), or with respect to which the Company or any Company ERISA Affiliate has or may have any Liability (collectively, the “Company Employee Plans”).

(b)    Documents. The Company has made available to the Parent Entities correct and complete copies (or, if a plan or arrangement is not written, a written description) of all Company Employee Plans and amendments thereto, and, to the extent applicable: (i) all related trust agreements, funding arrangements, insurance contracts, and service provider agreements now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (ii) the most recent determination letter received regarding the tax-qualified status of each Company Employee Plan; (iii) the most recent financial statements for each Company Employee Plan; (iv) the Form 5500 Annual Returns/Reports and Schedules for the most recent plan year for each Company Employee Plan; (v) the current summary plan description and any related summary of material modifications and, if applicable, summary of benefits and coverage, for each Company Employee Plan; and (vi) all actuarial valuation reports related to any Company Employee Plans.

(c)    Employee Plan Compliance. (i) Each Company Employee Plan has been established, administered, and maintained in all material respects in accordance with its terms and in material compliance with applicable Laws, including but not limited to ERISA and the Code; (ii) all the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received timely determination letters from the IRS and no such determination letter has been revoked nor, to the Knowledge of the Company, has any such revocation been threatened, or with respect to a prototype plan, can rely on an opinion letter from the IRS to the prototype plan sponsor, to the effect that such qualified retirement plan and the related trust are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and to the Knowledge of the Company no circumstance exists that is likely to result in the loss of such qualified status under Section 401(a) of the Code; (iii) the Company and its Subsidiaries, where applicable, have timely made all contributions, benefits, premiums, and other payments required by and due under the terms of each Company Employee Plan and applicable Law and accounting principles, and all benefits accrued under any unfunded Company Employee Plan have been paid, accrued, or otherwise adequately reserved to the extent required by, and in accordance with GAAP; (iv) except to the extent limited by applicable Law, each Company Employee Plan can be amended, terminated, or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to Parent, the Company, or any of its Subsidiaries (other than ordinary administration expenses and in respect of accrued benefits thereunder); (v) there are no investigations, audits, inquiries, enforcement actions, or Legal Actions pending or, to the Knowledge of the Company, threatened by the IRS, U.S. Department of Labor, Health and Human Services, Equal Employment Opportunity Commission, or any similar Governmental Entity with respect to any Company Employee Plan; (vi) there are no material Legal Actions pending, or, to the Knowledge of the Company, threatened with respect to any Company Employee Plan (in each case, other than routine claims for benefits); (vii) to the Knowledge of the Company, neither the Company nor any of its Company ERISA Affiliates has engaged in a transaction that could subject the Company or any Company ERISA Affiliate to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA; and (viii) all non-US Company Employee Plans that are intended to be funded or book-reserved are funded or book-reserved, as appropriate, based on reasonable actuarial assumptions.

(d)    Plan Liabilities. Neither the Company nor any Company ERISA Affiliate has: (i) incurred or reasonably expects to incur, either directly or indirectly, any liability under Title I or Title IV of ERISA, or related provisions of the Code or foreign Law relating to any Company Employee Plan and nothing has occurred that could constitute grounds under Title IV of ERISA to terminate, or appoint a trustee to administer, any Company Employee Plan; (ii) except for payments of premiums to the Pension Benefit Guaranty Corporation (“PBGC”) which have been timely paid in full, not incurred any liability to the PBGC in connection with any Company Employee Plan covering any active, retired, or former employees or directors of the Company or any Company ERISA Affiliate, including, without limitation, any liability under Sections 4069 or 4212(c) of ERISA or any penalty imposed under Section 4071 of ERISA, or ceased operations at any facility, or withdrawn from any such Company Employee Plan in a manner that could subject it to liability under Sections 4062, 4063 or 4064 of ERISA; (iii) failed to satisfy the health plan compliance requirements under the Affordable Care Act, including the employer mandate under Section 4980H of the Code and related information reporting requirements; (iv) failed to comply with Section 601 through 608 of ERISA and Section 4980B of the Code, regarding the health plan continuation coverage requirements under COBRA; (v) failed to comply with the privacy, security, and breach notification requirements under HIPAA; or (vi) incurred any withdrawal liability (including any contingent or secondary withdrawal liability) within the meaning of Sections 4201 or 4204 of ERISA to any multiemployer plan and nothing has occurred that presents a risk of the occurrence of any withdrawal from or the partition, termination, reorganization, or insolvency of any such multiemployer plan which could result in any liability of the Company or any Company ERISA Affiliate to any such multiemployer plan. No complete or partial termination of any Company Employee Plan has occurred or is expected to occur.

(e)    Certain Company Employee Plans. With respect to each Company Employee Plan:

(i)     no such plan is a “multiemployer plan” within the meaning of Section 3(37) of ERISA or a “multiple employer plan” within the meaning of Section 413(c) of the Code and neither the Company nor any of its Company ERISA Affiliates has now or at any time contributed to, sponsored, maintained, or had any liability or obligation in respect of any such multiemployer plan or multiple employer plan;

(ii)    no Legal Action has been initiated by the PBGC to terminate any such Company Employee Plan or to appoint a trustee for any such Company Employee Plan;

(iii)    no Company Employee Plan is subject to the minimum funding standards of Section 302 of ERISA or Sections 412, 418(b), or 430 of the Code, and none of the assets of the Company or any Company ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under Section 303 of ERISA or Sections 430 or 436 of the Code. Except as set forth in Section 3.12(e) of the Company Disclosure Letter, no such plan is subject to the minimum funding standards of Section 302 of ERISA or Sections 412, 418(b), or 430 of the Code, and no plan listed in Section 3.12(e) of the Company Disclosure Letter has failed to satisfy the minimum funding standards of Section 302 of ERISA or Sections 412, 418(b), or 430 of the Code, and none of the assets of the Company or any Company ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under Section 303 of ERISA or Sections 430 or 436 of the Code; and

(iv)    no “reportable event,” as defined in Section 4043 of ERISA, has occurred, or is reasonably expected to occur, with respect to any such Company Employee Plan.

(f)    No Post-Employment Obligations. No Company Employee Plan provides post-termination or retiree health benefits to any person for any reason, except as may be required by COBRA or other applicable Law, and neither the Company nor any Company ERISA Affiliate has any Liability to provide post-termination or retiree health benefits to any person or ever represented, promised, or contracted to any Company Employee (either individually or to Company Employees as a group) or any other person that such Company Employee(s) or other person would be provided with post-termination or retiree health benefits, except to the extent required by COBRA or other applicable Law.

(g)    Potential Governmental or Lawsuit Liability. Other than routine claims for benefits: (i) there are no pending or, to the Knowledge of the Company, threatened claims by or on behalf of any participant in any Company Employee Plan, or otherwise involving any Company Employee Plan or the assets of any Company Employee Plan; and (ii) no Company Employee Plan is presently or has within the three (3) years prior to the date hereof, been the subject of an examination or audit by a Governmental Entity or is the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction, or similar program sponsored by any Governmental Entity.

(h)    Section 409A Compliance. Each Company Employee Plan that is subject to Section 409A of the Code has been operated in compliance with such section and all applicable regulatory guidance (including, without limitation, proposed regulations, notices, rulings, and final regulations).

(i)    Health Plan Compliance. Each of the Company and its Subsidiaries complies in all material respects with the applicable requirements under ERISA and the Code, including COBRA, HIPAA, and the Affordable Care Act, and other federal requirements for employer-sponsored health plans, and any corresponding requirements under state statutes, with respect to each Company Employee Plan that is a group health plan within the meaning of Section 733(a) of ERISA, Section 5000(b)(1) of the Code, or such state statute.

(j)    Effect of Transaction. Except as set forth on Section 3.13(j) of the Company Disclosure Letter, neither the execution or delivery of this Agreement or the consummation of the Transactions, including the Second Merger, will (either alone or in combination with any other event): (i) entitle any current or former director, employee, contractor, or consultant of the Company or any of its Subsidiaries to severance pay or any other payment; (ii) accelerate the timing of payment, funding, or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of the Company to merge, amend, or terminate any Company Employee Plan; or (iv) increase the amount payable or result in any other material obligation pursuant to any Company Employee Plan. No amount that could be received (whether in cash or property or the vesting of any property) as a result of the consummation of the transactions contemplated by this Agreement by any employee, director, or other service provider of the Company under any Company Employee Plan or otherwise would not be deductible by reason of Section 280G of the Code nor would be subject to an excise tax under Section 4999 of the Code.

(k)    Employment Law Matters. The Company and each of its Subsidiaries: (i) is in compliance with all applicable Laws and agreements regarding hiring, employment, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, use of genetic information, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll taxes, and immigration with respect to Company Employees and contingent workers; and (ii) is in compliance with all applicable Laws relating to the relations between it and any labor organization, trade union, work council, or other body representing Company Employees, except, in the case of clauses (i) and (ii) immediately above, where the failure to be in compliance with the foregoing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(l)    Labor. Neither Company nor any of its Subsidiaries is party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council, or trade union with respect to any of its or their operations. No material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed within the United States is pending, threatened, or has occurred in the last two (2) years, and, to the Knowledge of the Company, no material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed outside the United States is pending, threatened, or has occurred in the last two (2) years. None of the Company Employees is represented by a labor organization, work council, or trade union and, to the Knowledge of the Company, there is no organizing activity, Legal Action, election petition, union card signing or other union activity, or union corporate campaigns of or by any labor organization, trade union, or work council directed at the Company or any of its Subsidiaries, or any Company Employees. Except as set forth on Section 3.13(l) of the Company Disclosure Letter, there are no Legal Actions, government investigations, or labor grievances pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any Company Employee or applicant, including, but not limited to, charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law, except for any of the foregoing which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.14    Real Property and Personal Property Matters.

(a)    Owned Real Estate. The Company or one or more of its Subsidiaries has good and marketable fee simple title to the Owned Real Estate free and clear of any Liens other than the Permitted Liens. Section 3.14(a) of the Company Disclosure Letter contains a true and complete list by address and legal description of the Owned Real Estate as of the date hereof. Neither the Company nor any of its Subsidiaries: (i) lease or grant any Person the right to use or occupy all or any part of the Owned Real Estate; (ii) other than to Parent, has granted any Person an option, right of first offer, or right of first refusal to purchase such Owned Real Estate or any portion thereof or interest therein; or (iii) has received written notice of any pending, and to the Knowledge of the Company threatened, condemnation proceeding affecting any Owned Real Estate or any portion thereof or interest therein. Neither the Company nor any Subsidiary is a party to any agreement or option to purchase any real property or interest therein.

(b)    Leased Real Estate. Section 3.14(b) of the Company Disclosure Letter contains a true and complete list of all Leases (including all amendments, extensions, renewals, guaranties, and other agreements with respect thereto) as of the date hereof for each such Leased Real Estate (including the date and name of the parties to such Lease document). The Company has delivered to Parent a true and complete copy of each such Lease. Except as set forth on Section 3.14(b) of the Company Disclosure Letter, with respect to each of the Leases: (i) such Lease is legal, valid, binding, enforceable, and in full force and effect; (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party to the Lease, is in breach or default under such Lease, and no event has occurred or circumstance exists which, with or without notice, lapse of time, or both, would constitute a breach or default under such Lease; (iii) the Company’s or its Subsidiary’s possession and quiet enjoyment of the Leased Real Estate under such Lease has not been disturbed, and to the Knowledge of the Company, there are no disputes with respect to such Lease; and (iv) there are no Liens on the estate created by such Lease other than Permitted Liens. Neither the Company nor any of its Subsidiaries has assigned, pledged, mortgaged, hypothecated, or otherwise transferred any Lease or any interest therein nor has the Company or any of its Subsidiaries subleased, licensed, or otherwise granted any Person (other than another wholly-owned Subsidiary of the Company) a right to use or occupy such Leased Real Estate or any portion thereof.

(c)    Real Estate Used in the Business. The Owned Real Estate identified in Section 3.14(a) of the Company Disclosure Letter and the Leased Real Estate identified in Section 3.14(b) of the Company Disclosure Letter comprise all of the real property used or intended to be used in, or otherwise related to, the business of the Company or any of its Subsidiaries.

(d)    Personal Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries are in possession of and have good and marketable title to, or valid leasehold interests in or valid rights under contract to use, the machinery, equipment, furniture, fixtures, and other tangible personal property and assets owned, leased, or used by the Company or any of its Subsidiaries, free and clear of all Liens other than Permitted Liens.

Section 3.15    Environmental Matters. Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a)    Compliance with Environmental Laws. The Company and its Subsidiaries are, and have been, in compliance with all Environmental Laws, which compliance includes the possession, maintenance of, compliance with, or application for, all Permits required under applicable Environmental Laws for the operation of the business of the Company and its Subsidiaries as currently conducted.

(b)    No Disposal, Release, or Discharge of Hazardous Substances. Neither the Company nor any of its Subsidiaries has disposed of, released, or discharged any Hazardous Substances on, at, under, in, or from any real property currently or, to the Knowledge of the Company, formerly owned, leased, or operated by it or any of its Subsidiaries or at any other location that is: (i) currently subject to any investigation, remediation, or monitoring; or (ii) reasonably likely to result in liability to the Company or any of its Subsidiaries, in either case of (i) or (ii) under any applicable Environmental Laws.

(c)    No Production or Exposure of Hazardous Substances. Neither the Company nor any of its Subsidiaries has: (i) produced, processed, manufactured, generated, transported, treated, handled, used, or stored any Hazardous Substances, except in compliance with Environmental Laws, at any Real Estate; or (ii) exposed any employee or any third party to any Hazardous Substances under circumstances reasonably expected to give rise to any material Liability or obligation under any Environmental Law.

(d)    No Legal Actions or Orders. Neither the Company nor any of its Subsidiaries has received written notice of and there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, alleging any Liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment, or any other remediation or compliance under any Environmental Law. Neither the Company nor any of its Subsidiaries is subject to any Order, settlement agreement, or other written agreement by or with any Governmental Entity or third party imposing any material Liability or obligation with respect to any of the foregoing.

(e)    No Assumption of Environmental Law Liabilities. Neither the Company nor any of its Subsidiaries has expressly assumed or retained any Liabilities under any applicable Environmental Laws of any other Person, including in any acquisition or divestiture of any property or business.

Section 3.16    Material Contracts.

(a)    Material Contracts. For purposes of this Agreement, “Company Material Contract” shall mean the following to which the Company or any of its Subsidiaries is a party or any of the respective assets are bound (excluding any Leases):

(i)    each Contract of the Company or any of its Subsidiaries involving aggregate consideration in excess of $10,000 and which, in each case, cannot be cancelled by the Company without penalty or without more than 90 days’ notice;

(ii)    all Contracts that require the Company or any of its Subsidiaries to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(iii)    all Contracts that provide for the indemnification by the Company or any of its Subsidiaries of any Person or the assumption of any Tax, environmental or other Liability of any Person;

(iv)    all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise);

(v)    all broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting and advertising Contracts to which the Company or any of its Subsidiaries is a party;

(vi)    all employment agreements and Contracts with independent contractors or consultants (or similar arrangements) to which the Company or any of its Subsidiaries is a party and which are not cancellable without material penalty or without more than 90 days’ notice;

(vii)     except for Contracts relating to trade payables, all Contracts relating to indebtedness (including, without limitation, guarantees) of the Company or any of its Subsidiaries;

(viii)    all Contracts with any Governmental Entity to which the Company or any of its Subsidiaries is a party (“Government Contracts”);

(ix)    all Contracts that limit or purport to limit the ability of the Company or any of its Subsidiaries to compete in any line of business or with any Person or in any geographic area or during any period of time;

(x)    any Contracts to which the Company or any of its Subsidiaries is a party that provide for any joint venture, partnership or similar arrangement by the Company;

(xi)    all collective bargaining agreements or Contracts with any trade union to which the Company or any of its Subsidiaries is a party; and

(xii)    any other Contract that is material to the Company or any of its Subsidiaries and not previously disclosed pursuant to this Section 3.16.

(b)    Schedule of Material Contracts; Documents. Section 3.16(b) of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of all Company Material Contracts. The Company has made available to Parent correct and complete copies of all Company Material Contracts, including any amendments thereto.

(c)    No Breach. (i) All the Company Material Contracts are legal, valid, and binding on the Company or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect; (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Company Material Contract; and (iii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party is in breach, or has received written notice of breach, of any Company Material Contract.

Section 3.17    Insurance. All insurance policies maintained by the Company and its Subsidiaries are in full force and effect and provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate, and as is sufficient to comply with applicable Law. Neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of such insurance policies. To the Knowledge of the Company: (i) no insurer of any such policy has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any such policy.

Section 3.18    Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in any filing with the SEC, including the proxy statement to be filed with the SEC and sent to Parent’s stockholders in connection with the HoldCo Stock Issuance (including any amendments or supplements thereto, the “Proxy Statement”), will, at the date it is filed or first mailed to Parent’s stockholders or at the time of the Parent Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 3.19    Anti-Corruption Matters.

(a)    Since January 1, 2018, each of the Company and its Subsidiaries and each Person acting on behalf or for the benefit thereof (i) is and has been in compliance with the Anti-Corruption Laws to the extent applicable to the Company or such Subsidiary, or Person acting on behalf or for the benefit thereof; (ii) none of the Company, any of its Subsidiaries or any director, officer or, to the Knowledge of the Company, employee or agent of the Company or any of its Subsidiaries has: (i) used or agreed to use any funds or any assets for unlawful contributions, gifts, entertainment, or expenses or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (ii) has directly or indirectly offered, promised, paid, given, or authorized the payment or giving of money or anything of value to any Government Official or other Person while knowing or having reason to believe that some portion or all of the payment or thing of value will be offered, promised, or given, directly or indirectly, to a Government Official or another Person for the purpose of (a) influencing any act or decision of such Government Official or other Person in his or her or its official capacity, (b) inducing such Government Official or other Person to do or omit to do an act in violation of his, her or its lawful duty, or (c) inducing such Government Official or other Person to use his, her or its influence or position with any Governmental Entity or other Person to influence any act or decision, in order to obtain or retain business for, direct business to, or secure any improper business or regulatory advantage for the Company or any of its Subsidiaries.

(b)    Since January 1, 2018, neither the Company nor any of its Subsidiaries has disclosed to any Governmental Entity that it violated or may have violated any Law relating to anti-corruption, bribery, or similar matters. To the Knowledge of the Company, no Governmental Entity is investigating, examining, or reviewing the Company’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery, or similar matters.

(c)    The Company and each of its Subsidiaries has at all times maintained accounting and financial controls adequate to ensure that: (a) all payments and activities have been accurately recorded in such company’s books, records, and accounts; (b) there have been no false, inaccurate, misleading, or incomplete entries made in such company’s books, records and accounts; and (c) such company has not established or maintained any secret, or unrecorded funds or accounts. The books, records and accounts of the Company and each of its Subsidiaries accurately reflect in reasonable detail the character and amount of all transactions, and no such company has had or maintained any bank or other financial account that is not or was not accurately disclosed in such entity’s books, records and accounts.

Section 3.20    FDA and Regulatory Matters.

(a)    The Company is in material compliance with all applicable Health Care Laws, which affect the business, Product Candidates, properties, assets and activities of the Company, (ii) there is no pending or, to the Company’s Knowledge, threatened action against the Company alleging any violation by the Company of any such Health Care Law, (iii) each of the Company’s Product Candidates has been developed, manufactured, labeled, stored, tested and otherwise produced in material compliance with applicable Health Care Laws, (iv) the Company holds, and is operating and has operated in material compliance with, all Regulatory Authorizations required by applicable Health Care Laws relating to the business, Product Candidates, properties, assets and activities of the Company and (v) the Company has fulfilled and performed all of its material obligations with respect to such Regulatory Authorizations, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof. With respect to each of its Product Candidates, the Company has made available to Parent complete and accurate copies of all material clinical and preclinical data in the possession of the Company and all material written correspondence between the Company and the applicable Regulatory Authority, in each case as requested by Parent.

(b)    All preclinical and clinical trials conducted by or on behalf of the Company are being, or have been, conducted in material compliance with the required experimental protocols, procedures and controls, and all applicable Health Care Laws, including the FDCA and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312, all applicable requirements of Good Clinical Practice, Informed Consent and the requirements and conditions imposed by the relevant “Institutional Review Board,” as such term is defined by the FDA, and all applicable Health Care Laws of the relevant Regulatory Authorities outside the United States. No clinical trial conducted by or on behalf of the Company has been terminated or suspended by the FDA or any other applicable Regulatory Authority or Institutional Review Board, and neither the FDA nor any other applicable Regulatory Authority has commenced or threatened in writing to initiate, any action to place a clinical hold order on, or otherwise terminate, delay, suspend or materially restrict, any proposed or ongoing clinical trial conducted or proposed to be conducted by or on behalf of the Company.

(c)    All manufacturing operations conducted by, or for the benefit of, the Company with respect to any Product Candidate being used in human clinical trials have been and are being conducted in all material respects in accordance with the applicable requirements of Good Manufacturing Practices. With the exception of the Complete Response Letter from the FDA, dated July 22, 2021, in response to the submission of NDA 212282, neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has, with respect to any Product Candidate, (i) been subject to a Regulatory Authority (including FDA) shutdown or import or export prohibition or (ii) received any FDA Form 483, or other Regulatory Authority notice of inspectional observations, “warning letters,” “untitled letters” or written requests or requirements to make any change to any Product Candidate or any of the Company’s processes or procedures, or any similar correspondence or notice from the FDA or any other Regulatory Authority in respect of the Company or its business operations alleging or asserting noncompliance with any applicable Law, permit or such requests or requirements of a Regulatory Authority and, to the Knowledge of the Company, neither the FDA nor any Regulatory Authority is considering such action.

(d)    All applications, notifications, submissions, information, claims, reports, statistics and other data utilized as the basis for, or submitted in connection with, any and all Regulatory Authorizations from the FDA or any other Regulatory Authority relating to the Company, its business operations, Product Candidates, when submitted to the FDA or such other Regulatory Authority were complete and accurate in all material respects as of the date of submission and any necessary or required updates, changes, corrections or modifications to such applications, submissions, information and data have been submitted to the FDA or such other Regulatory Authority. None of the Company or any of its officers, employees, agents or, to the Knowledge of the Company, any clinical investigator acting for the Company, has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. None of the Company or any of its officers, employees, agents or, to the Knowledge of the Company, any clinical investigator acting for the Company, has been convicted of any crime or engaged in any conduct that would reasonably be expected to result, or has resulted, in (i) debarment under 21 U.S.C. Section 335a or any similar Law, or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar Law.

(e)    No Product Candidate that is or has been manufactured, tested, distributed, held or marketed by or on behalf of the Company has been recalled, withdrawn, or suspended (whether voluntarily or otherwise). No proceedings (whether completed or pending) seeking the recall, withdrawal, suspension or seizure of any such Product Candidate or pre-market approvals or marketing authorizations are pending or, to the Knowledge of the Company, threatened against the Company or any of its Affiliates, nor have any such proceedings been pending at any time. The Company has made available to Parent all information about material adverse drug experiences obtained or otherwise received by the Company from any source, in the United States or outside the United States, including information derived from clinical investigations prior to any market authorization approvals, commercial marketing experience, clinical investigations, surveillance studies or registries, reports in the scientific literature and unpublished scientific papers relating to any Product Candidate that is or has been manufactured, tested, distributed, held or marketed by or on behalf of the Company or any of its licensors or licensees in the possession of the Company (or to which it has access). In addition, the Company has filed all annual and periodic reports, amendments and safety reports required for any of its Product Candidates required to be made to the FDA or any other Governmental Entity.

Section 3.21    Transactions with Affiliates and Employees. Except as disclosed in Section 3.21 of the Company Disclosure Schedules, none of the officers or directors of the Company or any of its Subsidiaries and, to the knowledge of the Company, none of the employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from, any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of 1% of the average of the Company’s total assets as of the ends of its last two completed fiscal years, other than for (i) payment of salary or consulting fees for services rendered (if such person is an employee), (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any equity incentive plan of the Company.

Section 3.22    Anti-Money Laundering. The operations of the Company and its Subsidiaries have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF PARENT ENTITIES

Except: (a) as disclosed in the Parent SEC Documents and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk,” and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature); or (b) as set forth in the correspondingly numbered Section of the Parent Disclosure Letter that relates to such Section or in another Section of the Parent Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section; each of the Parent Entities hereby jointly and severally represent and warrant to the Company as follows:

Section 4.01    Organization; Standing and Power; Charter Documents; Subsidiaries.

(a)    Organization; Standing and Power. Each of the Parent Entities and their respective Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of the Parent Entities and their respective Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b)    Charter Documents. The copies of the Certificate of Incorporation and Bylaws of Parent as most recently filed with the Parent SEC Documents are true, correct, and complete copies of such documents as in effect as of the date of this Agreement. Parent has delivered or made available to the Company true and correct copies of the Charter Documents of the other Parent Entities. None of the Parent Entities is in violation of any of the provisions of its respective Charter Documents.

(c)    Subsidiaries. All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of Parent have been validly issued and are owned by Parent, directly or indirectly, free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens: (i) imposed by applicable securities Laws; or (ii) arising pursuant to the Charter Documents of any non-wholly-owned Subsidiary of Parent. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, Parent does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.

Section 4.02    Capital Structure.

(a)    Capital Stock. The authorized capital stock of Parent consists of: (i) 100,000,000 shares of Parent Common Stock; and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, of Parent (the “Parent Preferred Stock”). As of the date of this Agreement: (A) 13,443,722 shares of Parent Common Stock were issued and outstanding (not including shares held in treasury); (B) no shares of Parent Common Stock were issued and held by Parent in its treasury; and (C) no shares of Parent Preferred Stock were issued and outstanding or held by Parent in its treasury. All of the outstanding shares of capital stock of Parent are, and all shares of capital stock of Parent which may be issued as contemplated or permitted by this Agreement, will be, when issued, duly authorized, validly issued, fully paid, and non-assessable, and not subject to any pre-emptive rights. No Subsidiary of Parent owns any shares of Parent Common Stock.

(b)    Stock Awards.

(i)    As of the date of this Agreement, an aggregate of 2,000,276 shares of Parent Common Stock were reserved for issuance pursuant to Parent Equity Awards not yet granted under the Parent Stock Plans. As of the date of this Agreement, 2,463,636 shares of Parent Common Stock were reserved for issuance pursuant to outstanding Parent Stock Options and 10,790 shares of Parent Common Stock were reserved for issuance pursuant to outstanding Parent RSUs. All shares of Parent Common Stock subject to issuance under the Parent Stock Plans, including the Parent Equity Awards to be issued pursuant to Section 2.08, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.

(ii)    Other than the Parent Equity Awards, as of the date hereof, there are no outstanding (A) securities of Parent or any of its Subsidiaries convertible into or exchangeable for Parent Voting Debt or shares of capital stock of Parent, (B) options, warrants, or other agreements or commitments to acquire from Parent or any of its Subsidiaries, or obligations of Parent or any of its Subsidiaries to issue, any Parent Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) Parent, or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of Parent, in each case that have been issued by Parent or its Subsidiaries (the items in clauses (A), (B), and (C), together with the capital stock of Parent, being referred to collectively as “Parent Securities”). All outstanding shares of Parent Common Stock, all outstanding Parent Equity Awards, and all outstanding shares of capital stock, voting securities, or other ownership interests in any Subsidiary of Parent, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.

(iii)    As of the date hereof, there are no outstanding Contracts requiring Parent or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Parent Securities or Parent Subsidiary Securities. Neither Parent nor any of its Subsidiaries is a party to any voting agreement with respect to any Parent Securities or Parent Subsidiary Securities.

(c)    Warrants. As of the date of this Agreement, an aggregate of 5,109,501 shares of Parent Common Stock were reserved for issuance pursuant to outstanding Parent Warrants. All shares of Parent Common Stock subject to issuance upon exercise of Parent Warrants, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.

(d)    Voting Debt. No bonds, debentures, notes, or other indebtedness issued by Parent or any of its Subsidiaries: (i) having the right to vote on any matters on which stockholders or equity holders of Parent or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of Parent or any of its Subsidiaries, are issued or outstanding (collectively, “Parent Voting Debt”).

(e)    Parent Subsidiary Securities. As of the date hereof, there are no outstanding: (i) securities of Parent or any of its Subsidiaries convertible into or exchangeable for Parent Voting Debt, capital stock, voting securities, or other ownership interests in any Subsidiary of Parent; (ii) options, warrants, or other agreements or commitments to acquire from Parent or any of its Subsidiaries, or obligations of Parent or any of its Subsidiaries to issue, any Parent Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities, or other ownership interests in) any Subsidiary of Parent; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of Parent, in each case that have been issued by a Subsidiary of Parent (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “Parent Subsidiary Securities”).

Section 4.03    Authority; Non-Contravention; Governmental Consents; Board Approval.

(a)    Authority. Each Parent Entity has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and the Ancillary Documents to which they are a party and, subject to, in the case of the consummation of the Transactions: (i) the adoption of this Agreement by Parent as the sole stockholder of HoldCo, which is the sole stockholder of each of Merger Sub I and Merger Sub II; and (ii) the need to obtain the affirmative vote of a majority of the shares of Parent Common Stock represented at the meeting and entitled to vote on the proposal of the outstanding shares of the HoldCo Common Stock to the HoldCo Stock Issuance (the “Requisite Parent Vote”), to consummate the Transactions. The execution and delivery of this Agreement by each Parent Entity and the consummation by each Parent Entity of the Transactions have been duly authorized by all necessary corporate action on the part of such Parent Entity and no other corporate proceedings on the part of the Parent Entities are necessary to authorize the execution and delivery of this Agreement or to consummate the Transactions, the HoldCo Stock Issuance, and the other transactions contemplated by this Agreement, subject only, in the case of consummation of the Transactions, to: (i) the adoption of this Agreement by Parent as the sole stockholder of HoldCo, which is the sole stockholder of each of Merger Sub I and Merger Sub II; and (ii) the need to obtain the Requisite Parent Vote. This Agreement has been duly executed and delivered by each Parent Entity and, assuming due execution and delivery by the Company, constitutes the legal, valid, and binding obligation of each Parent Entity, enforceable against such Parent Entity in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by general principles of equity.

(b)    Non-Contravention. The execution, delivery, and performance of this Agreement by each Parent Entity and the Ancillary Documents to which they a party and the consummation by each Parent Entity of the Transactions and the Ancillary Documents to which they are a party, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, the Charter Documents of the Parent Entities; (ii) assuming that all of the Consents contemplated by clauses (i) through (v) of Section 4.03(c) have been obtained or made, and in the case of the consummation of the Transactions, obtaining the Requisite Parent Vote, conflict with or violate any Law applicable to the Parent Entities or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the Parent Entities’ or any of their respective Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Contract to which the Parent Entities or any of their respective Subsidiaries are a party or otherwise bound as of the date hereof; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Parent Entities or any of their respective Subsidiaries, except, in the case of each of clauses (ii), (iii), and (iv), for any conflicts, violations, breaches, defaults, loss of benefits, additional payments or other liabilities, alterations, terminations, amendments, accelerations, cancellations, or Liens that, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(c)    Governmental Consents. No Consent of any Governmental Entity is required to be obtained or made by any Parent Entity in connection with the execution, delivery, and performance by the Parent Entities of this Agreement or the consummation by each Parent Entity of the Transactions and the HoldCo Stock Issuance, except for: (i) the filing of the First Certificate of Merger with the Secretary of State of the State of Delaware; (ii) the filing with the SEC of (A) the Proxy Statement in definitive form in accordance with the Exchange Act, and (B) the filing of such reports under the Exchange Act as may be required in connection with this Agreement, the Transactions and the HoldCo Stock Issuance; (iii) such Consents as may be required under the HSR Act and other Antitrust Laws, in any case that are applicable to the transactions contemplated by this Agreement; (iv) such Consents as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country or the rules and regulations of any applicable national securities exchange; (v) the Other Governmental Approvals; and (vi) such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(d)    Board Approvals.

(i)    The Parent Board by resolutions duly adopted by a unanimous vote at a meeting of all directors of Parent duly called and held and, not subsequently rescinded or modified in any way, has (A) determined that this Agreement and the Transactions, including the First Merger and the HoldCo Stock Issuance, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Parent and the Parent’s stockholders, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the Transactions, including the First Merger and the HoldCo Stock Issuance, upon the terms and subject to the conditions set forth herein, (C) directed that the HoldCo Stock Issuance be submitted to a vote of the Parent’s stockholders for adoption at the Parent Stockholders Meeting, and (D) resolved to recommend that Parent’s stockholders vote in favor of approval of the HoldCo Stock Issuance (collectively, the “Parent Board Recommendation”).

(ii)    The HoldCo Board by resolutions duly adopted by a unanimous written consent signed by all directors of HoldCo and not subsequently rescinded or modified in any way has (A) determined that this Agreement and the Transactions, including the First Merger and Second Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, HoldCo and Parent, as the sole stockholder of HoldCo, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the Transactions, including the First Merger and the Second Merger, upon the terms and subject to the conditions set forth herein, and (C) resolved to recommend that Parent, as the sole stockholder of HoldCo, approve the adoption of this Agreement in accordance with the DGCL.

(iii)    The Merger Sub I Board by resolutions duly adopted by a unanimous written consent signed by all directors of Merger Sub I and not subsequently rescinded or modified in any way has (A) determined that this Agreement and the Transactions, including the First Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Merger Sub I and HoldCo, as the sole stockholder of Merger Sub I, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the Transactions, including the First Merger, upon the terms and subject to the conditions set forth herein, and (C) resolved to recommend that HoldCo, as the sole stockholder of Merger Sub I, approve the adoption of this Agreement in accordance with the DGCL.

(iv)    The Merger Sub II Board by resolutions duly adopted by a unanimous written consent signed by all directors of Merger Sub II and not subsequently rescinded or modified in any way has (A) determined that this Agreement and the Transactions, including the Second Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Merger Sub II and HoldCo, as the sole stockholder of Merger Sub II, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the Transactions, including the Second Merger, upon the terms and subject to the conditions set forth herein, and (C) resolved to recommend that HoldCo, as the sole stockholder of Merger Sub II, approve the adoption of this Agreement in accordance with the DGCL.

Section 4.04    SEC Filings; Financial Statements; Undisclosed Liabilities.

(a)    SEC Filings. Parent has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since January 1, 2018 (the “Parent SEC Documents”). True, correct, and complete copies of all the Parent SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”). As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Parent SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”), and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents. None of the Parent SEC Documents, including any financial statements, schedules, or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of Parent, none of the Parent SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Parent SEC Documents. None of Parent’s Subsidiaries is required to file or furnish any forms, reports, or other documents with the SEC.

(b)    Financial Statements. Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position and the results of operations, changes in stockholders’ equity, and cash flows of Parent and its consolidated Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material).

(c)    Undisclosed Liabilities. The audited balance sheet of Parent dated as of December 31, 2020 contained in the Parent SEC Documents filed prior to the date hereof is hereinafter referred to as the “Parent Balance Sheet.” Neither Parent nor any of its Subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Parent Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Parent Balance Sheet in the ordinary course of business consistent with past practice; (iii) are incurred in connection with the transactions contemplated by this Agreement; or (iv) would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(d)    Nasdaq Compliance. Parent is in compliance in all material respects with all of the applicable listing and corporate governance rules of The Nasdaq Stock Market, LLC (“Nasdaq”).

(e)    Registration. The Parent Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and Parent has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Parent Common Stock under the Exchange Act nor has Parent received any notification that the SEC is contemplating terminating such registration.

Section 4.05    Absence of Certain Changes or Events. Since the date of the Parent Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of Parent and each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice and there has not been or occurred any Parent Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, or any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.02.

Section 4.06    Compliance; Permits.

(a)    Parent and each of its Subsidiaries are and, since January 1, 2018, have been in compliance with, all Laws or Orders applicable to Parent or any of its Subsidiaries or by which Parent or any of its Subsidiaries or any of their respective businesses or properties is bound, except for such non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since January 1, 2018, no Governmental Entity has issued any notice or notification stating that Parent or any of its Subsidiaries is not in compliance with any Law, except where such non-compliance would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b)    Permits. Parent and its Subsidiaries hold, to the extent necessary to operate their respective businesses as such businesses are being operated as of the date hereof, all Permits except for any Permits for which the failure to obtain or hold would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. No suspension, cancellation, non-renewal, or adverse modifications of any Permits of Parent or any of its Subsidiaries is pending or, to the Knowledge of Parent, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and each of its Subsidiaries is and, since January 1, 2018, has been in compliance with the terms of all Permits, except where the failure to be in such compliance would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.07    Litigation. There is no Legal Action pending, or to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries or any of their respective properties or assets or, to the Knowledge of Parent, any officer or director of Parent or any of its Subsidiaries in their capacities as such other than any such Legal Action that: (a) does not involve an amount that would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and (b) does not seek material injunctive or other material non-monetary relief. None of Parent or any of its Subsidiaries or any of their respective properties or assets is subject to any Order of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent, which would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To the Knowledge of Parent, there are no SEC inquiries or investigations, other governmental inquiries or investigations, or internal investigations pending or, to the Knowledge of Parent, threatened, in each case regarding any accounting practices of Parent or any of its Subsidiaries or any malfeasance by any officer or director of Parent.

Section 4.08    Brokers. Except for fees payable to Canaccord Genuity, the fees and expenses of which will be paid by Parent, none of the Parent Entities or any of the respective Affiliates has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby for which the Company would be liable in connection the Transactions.

Section 4.09    Information Supplied. None of the information supplied or to be supplied by or on behalf of the Parent Entities for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to Parent’s stockholders or at the time of the Parent Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act. Notwithstanding the foregoing, no representation or warranty is made by the Parent Entities with respect to statements made or incorporated by reference therein based on information that was not supplied by or on behalf of the Parent Entities.

Section 4.10    Ownership of Company Common Stock. Neither Parent nor any of its Affiliates or Associates “owns” (as defined in Section 203(c)(9) of the DGCL) any shares of Company Common Stock.

Section 4.11    HoldCo, Merger Sub I and Merger Sub II. HoldCo, Merger Sub I and Merger Sub II (a) have not engaged in any business activities other than those related to the Transactions; and (b) are, directly or indirectly, a wholly-owned Subsidiaries of Parent.

Section 4.12    Intellectual Property.

(a)    Right to Use; Title. The Parent or one of its Subsidiaries is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to the Parent-Owned IP, and has the valid and enforceable right to use all other Intellectual Property used in or necessary for the conduct of the business of the Parent and its Subsidiaries as currently conducted and as proposed to be conducted (“Parent IP”), in each case, free and clear of all Liens other than Permitted Liens, except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b)    Validity and Enforceability. The Parent and its Subsidiaries’ rights in the Parent-Owned IP are valid, subsisting, and enforceable, except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. The Parent and each of its Subsidiaries have taken reasonable steps to maintain the Parent IP and to protect and preserve the confidentiality of all trade secrets included in the Parent IP, except where the failure to take such actions would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(c)    Non-Infringement. Except as would not be reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect: (i) the conduct of the businesses of the Parent and any of its Subsidiaries has not infringed, misappropriated, or otherwise violated, and is not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person; and (ii) to the Knowledge of the Parent, no third party is infringing upon, violating, or misappropriating any Parent IP.

(d)    IP Legal Actions and Orders. There are no Legal Actions pending or, to the Knowledge of the Parent, threatened: (i) alleging any infringement, misappropriation, or violation by the Parent or any of its Subsidiaries of the Intellectual Property of any Person; or (ii) challenging the validity, enforceability, or ownership of any Parent-Owned IP or the Parent or any of its Subsidiaries’ rights with respect to any Parent IP, in each case except for such Legal Actions that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. The Parent and its Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Parent-Owned IP, except where compliance with such Order would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(e)    Registration. The Parent Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and Parent has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Parent Common Stock under the Exchange Act nor has Parent received any notification that the SEC is contemplating terminating such registration.

Section 4.13    FDA and Regulatory Matters.

(a)    Parent is in material compliance with all applicable Health Care Laws, which affect the business, Product Candidates, properties, assets and activities of Parent, (ii) there is no pending or, to Parent’s Knowledge, threatened action against Parent alleging any violation by Parent of any such Health Care Law, (iii) each of Parent’s Product Candidates has been developed, manufactured, labeled, stored, tested and otherwise produced in material compliance with applicable Health Care Laws, (iv) Parent holds, and is operating and has operated in material compliance with, all Regulatory Authorizations required by applicable Health Care Laws relating to the business, Product Candidates, properties, assets and activities of Parent and (v) Parent has fulfilled and performed all of its material obligations with respect to such Regulatory Authorizations, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof. With respect to each of its Product Candidates, Parent has made available to the Company complete and accurate copies of all material clinical and preclinical data in the possession of Parent and all material written correspondence between Parent and the applicable Regulatory Authority, in each case as requested by the Company.

(b)    All preclinical and clinical trials conducted by or on behalf of Parent are being, or have been, conducted in material compliance with the required experimental protocols, procedures and controls, and all applicable Health Care Laws, including the FDCA and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312, all applicable requirements of Good Clinical Practice, Informed Consent and the requirements and conditions imposed by the relevant “Institutional Review Board,” as such term is defined by the FDA, and all applicable Health Care Laws of the relevant Regulatory Authorities outside the United States. No clinical trial conducted by or on behalf of Parent has been terminated or suspended by the FDA or any other applicable Regulatory Authority or Institutional Review Board, and neither the FDA nor any other applicable Regulatory Authority has commenced or threatened in writing to initiate, any action to place a clinical hold order on, or otherwise terminate, delay, suspend or materially restrict, any proposed or ongoing clinical trial conducted or proposed to be conducted by or on behalf of Parent.

(c)    All manufacturing operations conducted by, or for the benefit of, Parent with respect to any Product Candidate being used in human clinical trials have been and are being conducted in all material respects in accordance with the applicable requirements of Good Manufacturing Practices. Neither Parent nor, to the Knowledge of Parent any Person acting on its behalf has, with respect to any Product Candidate, (i) been subject to a Regulatory Authority (including FDA) shutdown or import or export prohibition or (ii) received any FDA Form 483, or other Regulatory Authority notice of inspectional observations, “warning letters,” “untitled letters” or written requests or requirements to make any change to any Product Candidate or any of Parent’s processes or procedures, or any similar correspondence or notice from the FDA or any other Regulatory Authority in respect of Parent or its business operations alleging or asserting noncompliance with any applicable Law, permit or such requests or requirements of a Regulatory Authority and, to the Knowledge of Parent, neither the FDA nor any Regulatory Authority is considering such action.

(d)    All applications, notifications, submissions, information, claims, reports, statistics and other data utilized as the basis for, or submitted in connection with, any and all Regulatory Authorizations from the FDA or any other Regulatory Authority relating to Parent, its business operations, Product Candidates, when submitted to the FDA or such other Regulatory Authority were complete and accurate in all material respects as of the date of submission and any necessary or required updates, changes, corrections or modifications to such applications, submissions, information and data have been submitted to the FDA or such other Regulatory Authority. None of Parent or any of its officers, employees, agents or, to the Knowledge of the Company, any clinical investigator acting for the Company, has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. None of Parent or any of its officers, employees, agents or, to the Knowledge of Parent, any clinical investigator acting for Parent, has been convicted of any crime or engaged in any conduct that would reasonably be expected to result, or has resulted, in (i) debarment under 21 U.S.C. Section 335a or any similar Law, or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar Law.

(e)    No Product Candidate that is or has been manufactured, tested, distributed, held or marketed by or on behalf of Parent has been recalled, withdrawn, or suspended (whether voluntarily or otherwise). No proceedings (whether completed or pending) seeking the recall, withdrawal, suspension or seizure of any such Product Candidate or pre-market approvals or marketing authorizations are pending or, to the Knowledge of Parent, threatened against Parent or any of its Affiliates, nor have any such proceedings been pending at any time. Parent has made available to the Company all information about material adverse drug experiences obtained or otherwise received by Parent from any source, in the United States or outside the United States, including information derived from clinical investigations prior to any market authorization approvals, commercial marketing experience, clinical investigations, surveillance studies or registries, reports in the scientific literature and unpublished scientific papers relating to any Product Candidate that is or has been manufactured, tested, distributed, held or marketed by or on behalf of Parent or any of its licensors or licensees in the possession of Parent (or to which it has access). In addition, Parent has filed all annual and periodic reports, amendments and safety reports required for any of its Product Candidates required to be made to the FDA or any other Governmental Entity.

Section 4.14    Insurance. Parent and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Parent and its Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither Parent nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

Section 4.15    Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of Parent or any of its Subsidiaries, none of the employees of Parent or any of its Subsidiaries is presently a party to any transaction with Parent or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from, any officer, director or such employee or, to the knowledge of Parent, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Parent and (iii) other employee benefits, including stock option agreements under any equity incentive plan of Parent.

Section 4.16    Sarbanes-Oxley; Internal Accounting Controls.

Parent and its Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Securities and Exchange Commission thereunder that are effective as of the date hereof and as of the Closing Date. Parent and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Parent and its Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Parent and its Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by Parent in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s rules and forms. Parent’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of Parent and its Subsidiaries as of the last day of the period covered by the most recently filed periodic report under the Exchange Act as of the date of this Agreement (such day, the “Evaluation Date”). Parent presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of Parent and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of Parent and its Subsidiaries.

Section 4.17    Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Parent Material Adverse Effect, Parent and its Subsidiaries each (i) has made or filed all Tax Returns required to be filed by them, (ii) has paid all Taxes that are material in amount, shown or determined to be due on such Tax Returns and (iii) has set aside on its books provision reasonably adequate for the payment of all material Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction. The provisions for Taxes payable, if any, shown on the financial statements filed with or as part of the SEC Reports are sufficient for all accrued and unpaid Taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements.

Section 4.18    Foreign Corrupt Practices. Since January 1, 2018, Parent and each of its Subsidiaries and each Person acting on behalf or for the benefit thereof (i) is and has been in compliance with the Anti-Corruption Laws to the extent applicable to Parent, such Subsidiary, or such Person acting on behalf or for the benefit thereof; (ii) none of Parent, any of its Subsidiaries or any director, officer or, to the Knowledge of Parent, employee or agent of Parent or any of its Subsidiaries has: (i) used or agreed to use any funds or any assets for unlawful contributions, gifts, entertainment, or expenses or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (ii) has directly or indirectly offered, promised, paid, given, or authorized the payment or giving of money or anything of value to any Government Official or other Person while knowing or having reason to believe that some portion or all of the payment or thing of value will be offered, promised, or given, directly or indirectly, to a Government Official or another Person for the purpose of (a) influencing any act or decision of such Government Official or other Person in his or her or its official capacity, (b) inducing such Government Official or other Person to do or omit to do an act in violation of his, her or its lawful duty, or (c) inducing such Government Official or other Person to use his, her or its influence or position with any Government Entity or other Person to influence any act or decision, in order to obtain or retain business for, direct business to, or secure any improper business or regulatory advantage for the Parent or any of its Subsidiaries.

Section 4.19    Anti-Money Laundering. The operations of Parent and its Subsidiaries have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Parent or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of Parent, threatened.

ARTICLE V.
COVENANTS

Section 5.01    Conduct of Business of the Company. During the period from the date of this Agreement until the earlier to occur of termination of this Agreement pursuant to Article VII and the First Effective Time, the Company shall, and shall cause each of its Subsidiaries, except as expressly permitted by this Agreement, as set forth in Section 5.01 of the Company Disclosure Letter, as required by applicable Law, or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), to conduct its business only in the ordinary course of business consistent with past practice, and, to the extent consistent therewith, the Company shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to preserve substantially intact its and its Subsidiaries’ business organization, to keep available the services of its and its Subsidiaries’ current officers and employees, to preserve its and its Subsidiaries’ present relationships with customers, suppliers, distributors, licensors, licensees, and other Persons having business relationships with it. Without limiting the generality of the foregoing, between the date of this Agreement and the earlier to occur of termination of this Agreement pursuant to Article VII and the First Effective Time, except as otherwise expressly permitted by this Agreement, as set forth in Section 5.01 of the Company Disclosure Letter, or as required by applicable Law, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed):

(a)    amend or propose to amend its Charter Documents other than in furtherance of consummation of the transactions contemplated hereby;

(b)    (i) split, combine, or reclassify any Company Securities or Company Subsidiary Securities, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Company Securities or Company Subsidiary Securities (other than any repurchase or acquisition, or offer to repurchase or acquire, for solely equity consideration in an exchange transaction with the individual debtholders or otherwise, any Company Convertible Debt), or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries);

(c)    issue, sell, pledge, dispose of, or encumber any Company Securities or Company Subsidiary Securities, other than the issuance of shares of Company Common Stock upon the exercise of any Company Equity Award or conversion of any Company Convertible Debt outstanding as of the date of this Agreement in accordance with its terms;

(d)    except as required by applicable Law or by any Company Employee Plan or Contract in effect as of the date of this Agreement (i) increase the compensation payable or that could become payable by the Company or any of its Subsidiaries to directors, officers, or employees, other than increases in compensation made to non-officer employees in the ordinary course of business consistent with past practice, (ii) promote any officers or employees, except in connection with the Company’s annual or quarterly compensation review cycle or as the result of the termination or resignation of any officer or employee, or (iii) establish, adopt, enter into, amend, terminate, exercise any material discretion under, or take any action to accelerate rights under any Company Employee Plans or any plan, agreement, program, policy, trust, fund, or other arrangement that would be a Company Employee Plan if it were in existence as of the date of this Agreement, or make any contribution to any Company Employee Plan, other than contributions required by Law, the terms of such Company Employee Plans as in effect on the date hereof, or that are made in the ordinary course of business consistent with past practice;

(e)    acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances, or capital contributions to or investments in any Person in excess of $10,000 in the aggregate;

(f)    (i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, mortgage, or otherwise subject to any Lien (other than a Permitted Lien), any assets, including the capital stock or other equity interests in any Subsidiary of the Company; provided, that the foregoing shall not prohibit the Company and its Subsidiaries from transferring, selling, leasing, or disposing of obsolete equipment or assets being replaced, or granting non-exclusive licenses under the Company IP, in each case in the ordinary course of business consistent with past practice, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

(g)    repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in connection with the financing of ordinary course trade payables consistent with past practice;

(h)    enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any Company Material Contract or any Lease with respect to material Real Estate or any other Contract or Lease that, if in effect as of the date hereof would constitute a Company Material Contract or Lease with respect to material Real Estate hereunder;

(i)    institute, settle, or compromise any Legal Action involving the payment of monetary damages by the Company or any of its Subsidiaries of any amount exceeding $10,000 in the aggregate, other than (i) any Legal Action brought against a Parent Entity arising out of a breach or alleged breach of this Agreement by such Parent Entity, and (ii) the settlement of claims, liabilities, or obligations reserved against on the Company Balance Sheet; provided, that neither the Company nor any of its Subsidiaries shall settle or agree to settle any Legal Action which settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on the Company’s business;

(j)    make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;

(k)    (i) settle or compromise any material Tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on the Company Balance Sheet, (ii) make or change any material Tax election, change any annual Tax accounting period, or adopt or change any method of Tax accounting, (iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or its Subsidiaries;

(l)    enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar Contract with respect to any joint venture, strategic partnership, or alliance;

(m)    except in connection with actions permitted by Section 5.04 hereof, take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to Company with respect to an Acquisition Proposal or otherwise, including the restrictions on “business combinations” set forth in Section 203 of the DGCL, except for the Parent Entities, or any of their respective Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;

(n)    abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any Company IP, or grant any right or license to any Company IP other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

(o)    terminate or modify in any material respect, or fail to exercise renewal rights with respect to, any material insurance policy;

(p)    engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC;

(q)    adopt or implement any stockholder rights plan or similar arrangement; or

(r)    agree or commit to do any of the foregoing.

Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be prohibited at any time prior to the Closing from issuing Common Stock upon exercise of outstanding Company Warrants, Company Stock Options, Company Preferred Stock or other Company Securities including notes.

Section 5.02    Conduct of the Business of Parent. During the period from the date of this Agreement until the earlier to occur of termination of this Agreement pursuant to Article VII and the First Effective Time, Parent shall, and shall cause each of its Subsidiaries, except as expressly permitted by this Agreement, as set forth in Section 5.02 of the Parent Disclosure Letter, as required by applicable Law, or with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed), to use its reasonable best efforts to conduct its business in all material respects in the ordinary course of business consistent with past practice in all material respects. Without limiting the generality of the foregoing, between the date of this Agreement and the earlier to occur of termination of this Agreement pursuant to Article VII and the First Effective Time, except as otherwise expressly permitted or required by this Agreement, as set forth in Section 5.02 of the Parent Disclosure Letter, or as required by applicable Law, Parent shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed):

(a)    amend its Charter Documents in a manner that would adversely affect the Company or the holders of Company Common Stock relative to the other holders of Parent Common Stock;

(b)    (i) split, combine, or reclassify any Parent Securities or Parent Subsidiary Securities in a manner that would adversely affect the Company or the holders of Company Common Stock relative to the other holders of Parent Common Stock, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Parent Securities or Parent Subsidiary Securities, or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries and ordinary quarterly dividends, consistent with past practice with respect to timing of declaration and payment);

(c)    acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances, or capital contributions to or investments in any Person, in each case that would reasonably be expected to prevent, impede, or materially delay the consummation of the Transactions;

(d)    transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, mortgage, or otherwise subject to any Lien (other than a Permitted Lien), any assets, including the capital stock or other equity interests in any Subsidiary of the Parent; provided, that the foregoing shall not prohibit the Parent and its Subsidiaries from transferring, selling, leasing, or disposing of obsolete equipment or assets being replaced, or granting non-exclusive licenses under the Parent IP, in each case in the ordinary course of business or consistent with past practice;

(e)    enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar Contract with respect to any joint venture, strategic partnership, or alliance;

(f)    adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization; or

(g)    agree or commit to do any of the foregoing.

Section 5.03    Access to Information; Confidentiality.

(a)    Access to Information. From the date of this Agreement until the earlier to occur of the First Effective Time or the termination of this Agreement in accordance with the terms set forth in Article VII, the Company shall, and shall cause its Subsidiaries to, afford to Parent and Parent’s Representatives reasonable access, at reasonable times and in a manner as shall not unreasonably interfere with the business or operations of the Company or any Subsidiary thereof, to the officers, employees, accountants, agents, properties, offices, and other facilities and to all books, records, contracts, and other assets of the Company and its Subsidiaries, and the Company shall, and shall cause its Subsidiaries to, furnish promptly to Parent such other information concerning the business and properties of the Company and its Subsidiaries as Parent may reasonably request from time to time. Neither the Company nor any of its Subsidiaries shall be required to provide access to or disclose information where such access or disclosure would jeopardize the protection of attorney-client privilege or contravene any Law (it being agreed that the parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention). No investigation shall affect the Company’s representations, warranties, covenants, or agreements contained herein, or limit or otherwise affect the remedies available to the Parent Entities pursuant to this Agreement.

(b)    Confidentiality. The parties hereby agree that all information provided to the other party or the other parties’ Representatives in connection with this Agreement and the consummation of the Transactions, including any information obtained pursuant to Section 5.03(a), shall be treated in accordance with the Confidentiality Agreement, dated November 18, 2018, between Parent and the Company (the “Confidentiality Agreement”). Parent and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, which shall survive the termination of this Agreement in accordance with the terms set forth therein.

Section 5.04    No Solicitation.

(a)    The Company shall not, and shall not authorize or permit any of its Affiliates or any of its or their Representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. The Company shall immediately cease and cause to be terminated, and shall cause its Affiliates and all of its and their Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal. For purposes hereof, “Acquisition Proposal” shall mean any inquiry, proposal or offer from any Person (other than Parent or any of its Affiliates) concerning (i) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving the Company; (ii) the issuance or acquisition of shares of capital stock or other equity securities of the Company; or (iii) the sale, lease, exchange or other disposition of any significant portion of the Company’s properties or assets.

(b)    In addition to the other obligations under this , the Company shall promptly (and in any event within three Business Days after receipt thereof by the Company or its Representatives) advise Parent orally and in writing of any Acquisition Proposal, any request for information with respect to any Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making the same.

(c)    The Company agrees that the rights and remedies for noncompliance with this Section 5.04. shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Parent and that money damages would not provide an adequate remedy to Parent.

Section 5.05    Preparation of Proxy Statement.

As promptly as reasonably practicable following the date of this Agreement, Parent and the Company shall prepare, and Parent shall file with the SEC, the Proxy Statement. Each of Parent and the Company shall cooperate in the preparation and filing of the Proxy Statement (including by the Company providing Parent with the financial statements and financial data of the Company necessary for inclusion in the Proxy Statement as well as any other information necessary for Parent to prepare the pro forma financial statements required for the Proxy Statement). Parent shall provide the Company with the opportunity to review and comment on the Proxy Statement prior to its filing with the SEC. No filing of, or amendment or supplement to, the Proxy Statement will be made by Parent without providing the Company the opportunity to review and comment thereon. Parent will advise the Company promptly after it receives oral or written notice of any oral or written request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and will promptly provide the Company with copies of any written communication from the SEC or any state securities commission. If at any time prior to the First Effective Time any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, is discovered by Parent or the Company which should be set forth in an amendment or supplement to the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed by Parent with the SEC, after the Company has had a reasonable opportunity to review and comment thereon, and, to the extent required by applicable Law, disseminated to the respective stockholders of Parent.

Section 5.06    Stockholders Consent.

(a)    As promptly as practicable but not later than 11:59 p.m. Central Time on the first Business Day following the execution and delivery of this Agreement by all Parties, the Company shall obtain the Requisite Company Vote pursuant to written consents of its Stockholders (the “Written Consent”). The materials submitted to such Stockholders in connection with the Written Consent shall include the Company Board Recommendation. Promptly following receipt of the Written Consent, the Company shall deliver a copy of such Written Consent to Parent.

(b)    Promptly following, but in no event than five Business Days after, receipt of the Written Consent, the Company shall prepare and mail a notice (the “Stockholder Notice”) to every Stockholder that did not execute the Written Consent. The Stockholder Notice shall (i) be a statement to the effect that the Company Board unanimously determined that the Second Merger is advisable in accordance with Section 251(b) of the DGCL and in the best interests of the Stockholders and unanimously approved and adopted this Agreement and the Transactions, including the Second Merger, (ii) provide the Stockholders to whom it is sent with notice of the actions taken in the Written Consent, including the approval and adoption of this Agreement and the Transactions, including the Second Merger, in accordance with Section 228(e) of the DGCL and the bylaws of the Company and (iii) notify such Stockholders of their dissent and appraisal rights pursuant to Section 262 of the DGCL. The Stockholder Notice shall include therewith a copy of Section 262 of Delaware Law and all such other information as Parent shall reasonably request, and shall be sufficient in form and substance to start the twenty (20) day period during which a Stockholder must demand appraisal of such Stockholder’s Common Stock as contemplated by Section 262(d)(2) of the DGCL. All materials submitted to the Stockholders in accordance with this Section 5.06(b) shall be subject to Parent’s advance review and reasonable approval.

Section 5.07    Parent Stockholders Meeting; Approval by Sole Stockholder of HoldCo, Merger Sub I and Merger Sub II.

(a)    Parent Stockholders Meeting. Subject to applicable Law, Parent shall take all action necessary to duly call, give notice of, convene, and hold the Parent Stockholders Meeting as soon as reasonably practicable following the date of this Agreement, and, in connection therewith, Parent shall mail the Proxy Statement to the holders of Parent Common Stock in advance of the Parent Stockholders Meeting. The Proxy Statement shall include the Parent Board Recommendation. Unless this Agreement has been duly terminated in accordance with its terms, the Parent Board shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withhold, withdraw, qualify or modify the Parent Board Recommendation (a “Change in Recommendation”); provided, that the Parent Board may make a Change in Recommendation if it determines in good faith that a failure to make a Change in Recommendation would reasonably be expected to be inconsistent with its fiduciary obligations under applicable Law. Parent shall use reasonable best efforts to: (i) solicit from the holders of Parent Common Stock proxies in favor of the approval of the HoldCo Stock Issuance; and (ii) take all other actions necessary or advisable to secure the vote or consent of the holders of Parent Common Stock required by applicable Law to obtain such approval. Parent shall keep the Company updated with respect to proxy solicitation results as requested by the Company. Once the Parent Stockholders Meeting has been called and noticed, Parent shall not postpone or adjourn the Parent Stockholders Meeting without the consent of Company (other than: (A) in order to obtain a quorum of its stockholders; or (B) as reasonably determined by Parent to comply with applicable Law).

(b)    Approval by Sole Stockholders. Immediately following the execution and delivery of this Agreement, each of Parent, as sole stockholder of HoldCo, and HoldCo, as sole stockholder of each of Merger Sub I and Merger Sub II, shall adopt this Agreement and approve the Transactions, in accordance with the DGCL.

Section 5.08    Notices of Certain Events. Subject to applicable Law, each of the Company, on the one hand, and Parent, on the other hand, shall notify the other, promptly of: (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; (b) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; (c) any Legal Action pending or, to the Knowledge of the Company or Parent, threatened which questions or challenges the validity of this Agreement or the ability of any party to consummate the transactions contemplated by this Agreement; or (d) event, change, or effect between the date of this Agreement and the First Effective Time which individually or in the aggregate causes or is reasonably likely to cause or constitute: (i) a material breach of any of its representations, warranties, or covenants contained herein, or (ii) the failure of any of the conditions set forth in Article VI of this Agreement to be satisfied; provided that, any failure to give notice in accordance with the foregoing with respect to any breach shall not be deemed to constitute a violation of this Section 5.08 or the failure of any condition set forth in Article VI to be satisfied, or otherwise constitute a breach of this Agreement by the party failing to give such notice, in each case unless the underlying breach would independently result in a failure of the conditions set forth in Article VI to be satisfied; and provided, further, that the delivery of any notice pursuant to this Section 5.08 shall not cure any breach of, or noncompliance with, any other provision of this Agreement or limit the remedies available to the party receiving such notice.

Section 5.09    Employees; Benefit Plans.

(a)    Crediting Service. With respect to any “employee benefit plan” as defined in Section 3(3) of ERISA maintained by Parent or any of its Subsidiaries, excluding any retiree health plans or programs maintained by Parent or any of its Subsidiaries, any defined benefit retirement plans or programs maintained by Parent or any of its Subsidiaries, and any equity compensation arrangements maintained by Parent or any of its Subsidiaries (collectively, “Parent Benefit Plans”) in which any Company Continuing Employees will participate effective as of the Second Effective Time, and subject to the terms of the governing plan documents, Parent and HoldCo shall, or shall cause the Surviving Corporation to, credit all service of the Company Continuing Employees with the Company or any of its Subsidiaries, as the case may be as if such service were with Parent, for purposes of eligibility to participate and level of benefit for full or partial years of service in any Parent Benefit Plan in which such Company Continuing Employees may be eligible to participate after the Second Effective Time to the extent such service credit is considered for current Parent Benefit Plan participants; provided, that such service shall not be credited to the extent that such crediting would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, for purposes of each Parent Benefit Plan providing medical, dental, pharmaceutical and/or vision benefits to a Company Continuing Employee, Parent and HoldCo shall use commercially reasonable efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such Parent Benefit Plan to be waived for such Company Continuing Employee and his or her covered dependents to the extent and unless such conditions would have been waived or satisfied under the employee benefit plan whose coverage is being replaced under the Parent Benefit Plan.

(b)    Termination of Benefit Plans. Effective no later than the day immediately preceding the Closing Date, the Company shall terminate any Company Employee Plans maintained by the Company or its Subsidiaries that Parent has requested to be terminated by providing a written notice to the Company at least 30 days prior to the Closing Date; provided, that such Company Employee Plans can be terminated in accordance with their terms and applicable Law without any adverse consequences with respect to any Company ERISA Affiliate. No later than the day immediately preceding the Closing Date, the Company shall provide Parent with evidence that such Company Employee Plans have been terminated.

(c)    Employees Not Third-Party Beneficiaries. This Section 5.09 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.09, express or implied, shall confer upon any Company Employee, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.09. Nothing contained herein, express or implied: (i) shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement; (ii) shall alter or limit the ability of the Surviving Corporation, Parent, HoldCo, or any of their respective Affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by any of them; or (iii) shall prevent the Surviving Corporation, Parent, HoldCo, or any of their respective Affiliates from terminating the employment of any Company Continuing Employee following the Second Effective Time. The parties hereto acknowledge and agree that the terms set forth in this Section 5.09 shall not create any right in any Company Employee or any other Person to any continued employment with the Surviving Corporation, Parent, HoldCo or any of their respective Subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alters any existing at-will employment relationship between any Company Employee and the Surviving Corporation.

(d)    Prior Written Consent. With respect to matters described in this Section 5.09, the Company will not send any written notices or other written communication materials to Company Employees without the prior written consent of Parent.

Section 5.10    Directors’ and Officers’ Indemnification and Insurance.

(a)    Indemnification. Parent and HoldCo agree that all rights to indemnification, advancement of expenses, and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company or any of its Subsidiaries (each an “Indemnified Party”) as provided in the Charter Documents of the Company, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof and disclosed in Section 5.10 of the Company Disclosure Letter, shall be assumed by the Surviving Corporation in the Second Merger, without further action, at the Second Effective Time and shall survive the Second Merger and shall remain in full force and effect in accordance with their terms. For a period of six years from the Second Effective Time, the Surviving Corporation shall, and HoldCo shall cause the Surviving Corporation to, maintain in effect the exculpation, indemnification, and advancement of expenses equivalent to the provisions of the Charter Documents of the Company as in effect immediately prior to the Second Effective Time with respect to acts or omissions by any Indemnified Party occurring prior to the Second Effective Time, and shall not amend, repeal, or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided that all rights to indemnification in respect of any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim.

(b)    Insurance. The Surviving Corporation shall, and HoldCo shall cause the Surviving Corporation to obtain as of the Second Effective Time “tail” insurance policies with a claims period of six years from the Second Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Indemnified Parties, in each case with respect to claims arising out of or relating to events which occurred before or at the Second Effective Time (including in connection with the transactions contemplated by this Agreement); provided, however, that in no event will the Surviving Corporation be required to expend an annual premium for such coverage in excess of 125% percent of the last annual premium paid by the Company or any of its Subsidiaries for such insurance prior to the date of this Agreement, which amount is set forth in Section 5.10(b) of the Company Disclosure Letter (the “Maximum Premium”). If such insurance coverage cannot be obtained at an annual premium equal to or less than the Maximum Premium, the Surviving Corporation will obtain, and HoldCo will cause the Surviving Corporation to obtain, the greatest coverage available for a cost not exceeding an annual premium equal to the Maximum Premium.

(c)    Survival. The obligations of HoldCo and the Surviving Corporation under this Section 5.10 shall survive the consummation of the Second Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.10 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.10 applies shall be third party beneficiaries of this Section 5.10, each of whom may enforce the provisions of this Section 5.10).

(d)    Assumptions by Successors and Assigns; No Release or Waiver. In the event HoldCo, the Surviving Corporation, or any of their respective successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of HoldCo or the Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 5.10. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, and employees, it being understood and agreed that the indemnification provided for in this Section 5.10 is not prior to, or in substitution for, any such claims under any such policies.

Section 5.11    Reasonable Best Efforts.

(a)    Governmental and Other Third-Party Approval; Cooperation and Notification. Upon the terms and subject to the conditions set forth in this Agreement (including those contained in this Section 5.11), each of the parties hereto shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, as promptly as reasonably practicable (and in any event no later than the End Date), the Transactions and the Ancillary Documents, including: (i) the obtaining of all necessary Permits, waivers, and actions or nonactions from Governmental Entities and the making of all necessary registrations, filings, and notifications (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities; (ii) the obtaining of all necessary consents or waivers from third parties; and (iii) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement. The Company and Parent shall, subject to applicable Law, promptly: (A) cooperate and coordinate with the other in the taking of the actions contemplated by clauses (i), (ii), and (iii) immediately above; and (B) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If the Company, on the one hand, or any of the Parent Entities, on the other hand, receives a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then it shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Entity, provide the other party’s counsel with advance notice and the opportunity to attend and participate in any meeting with any Governmental Entity in respect of any filing made thereto in connection with the transactions contemplated by this Agreement. Neither Parent nor the Company shall commit to or agree (or permit any of their respective Subsidiaries to commit to or agree) with any Governmental Entity to stay, toll, or extend any applicable waiting period under the HSR Act or other applicable Antitrust Laws, without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned, or delayed).

(b)    Governmental Antitrust Authorities. Without limiting the generality of the undertakings pursuant to Section 5.11(a) hereof, the parties hereto shall: (i) provide or cause to be provided as promptly as reasonably practicable to Governmental Entities with jurisdiction over the Antitrust Laws (each such Governmental Entity, a “Governmental Antitrust Authority”) information and documents requested by any Governmental Antitrust Authority as necessary, proper, or advisable to permit consummation of the transactions contemplated by this Agreement, including preparing and filing any notification and report form and related material required under the HSR Act and any additional consents and filings under any other Antitrust Laws as promptly as practicable following the date of this Agreement (provided, that in the case of the filing under the HSR Act, such filing shall be made within 30 Business Days of the date of this Agreement) and thereafter to respond as promptly as practicable to any request for additional information or documentary material that may be made under the HSR Act or any other applicable Antitrust Laws; and (ii) subject to the terms set forth in Section 5.11(c) hereof, use their reasonable best efforts to take such actions as are necessary or advisable to obtain prompt approval of the consummation of the transactions contemplated by this Agreement by any Governmental Entity or expiration of applicable waiting periods.

(c)    Actions or Proceedings. In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Transactions, or any other agreement contemplated hereby, the Company shall cooperate in all respects with the Parent Entities and shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, none of the Parent Entities or any of their respective Affiliates shall be required to defend, contest, or resist any action or proceeding, whether judicial or administrative, or to take any action to have vacated, lifted, reversed, or overturned any Order, in connection with the transactions contemplated by this Agreement.

(d)    No Divestitures; Other Limitations. Notwithstanding anything to the contrary set forth in this Agreement, none of the Parent Entities or any of their respective Subsidiaries shall be required to, and the Company may not, without the prior written consent of Parent, become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement, or Order to: (i) sell, license, assign, transfer, divest, hold separate, or otherwise dispose of any assets, business, or portion of business of the Company, the Surviving Corporation, the Parent Entities, or any of their respective Subsidiaries; (ii) conduct, restrict, operate, invest, or otherwise change the assets, business, or portion of business of the Company, the Surviving Corporation, the Parent Entities, or any of their respective Subsidiaries in any manner; or (iii) impose any restriction, requirement, or limitation on the operation of the business or portion of the business of the Company, the Surviving Corporation, the Parent Entities, or any of their respective Subsidiaries; provided, that if requested by Parent, the Company will become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement, or Order so long as such requirement, condition, limitation, understanding, agreement, or Order is only binding on the Company in the event the Closing occurs.

Section 5.12    Public Announcements. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and Parent. Thereafter, each of the Company and Parent agrees that no public release, statement, announcement, or other disclosure concerning the Transactions shall be issued by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by: (a) applicable Law, (b) court process, (c) the rules or regulations of any applicable United States securities exchange, or (d) any Governmental Entity to which the relevant party is subject or submits; provided, in each such case, that the party making the release, statement, announcement, or other disclosure shall use its reasonable best efforts to allow the other party reasonable time to comment on such release, statement, announcement, or other disclosure in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 5.12 shall not apply to any release, statement, announcement, or other disclosure made with respect to the Transactions and the other transactions contemplated hereby that is substantially similar (and identical in any material respect) to those in a previous release, statement, announcement, or other disclosure made by the Company or Parent in accordance with this Section 5.12.

Section 5.13    Anti-Takeover Statutes. If any “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Law becomes or is deemed to be applicable to the Parent Entities, the Company, the Transactions, or any other transaction contemplated by this Agreement, then, unless the Parent Board has made a Change in Recommendation, each of the Company and the Company Board on the one hand, and Parent and the Parent Board on the other hand, shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.

Section 5.14    Section 16 Matters. Prior to the First Effective Time, the Company and the Parent Entities shall each take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act (a) any dispositions of equity securities of Parent (including any derivative securities) pursuant to the Transactions by any officer or director of Parent who is subject to Section 16 of the Exchange Act, and (b) any acquisitions of HoldCo Common Stock (including derivative securities with respect to such shares) that are treated as acquisitions under such rule and result from the Transactions by each individual who may become or is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to HoldCo immediately after the Second Effective Time.

Section 5.15    Listing of HoldCo Common Stock. Parent shall use its reasonable best efforts to cause the shares of HoldCo Common Stock to be issued in connection with the Transactions (including shares of HoldCo Common Stock to be reserved for issuance upon exercise of HoldCo Stock Options to be issued pursuant to Section 2.08 and HoldCo Warrants to be issued pursuant to Section 2.09) to be listed on Nasdaq (or such other stock exchange as may be mutually agreed upon by the Company and Parent), subject to official notice of issuance, prior to the Closing Date.

Section 5.16    Certain Tax Matters. Each of HoldCo, the Company, and Parent shall (and HoldCo, the Company, and Parent shall cause their respective Subsidiaries to) use its reasonable best efforts to not take or fail to take any action which action (or failure to act) would reasonably be expected to prevent or impede the Transactions from qualifying for the Intended Tax Treatment.

Section 5.17    Obligations of HoldCo, Merger Sub I and Merger Sub II. Parent will take all action necessary to cause each of HoldCo, Merger Sub I and Merger Sub II to perform their respective obligations under this Agreement and to consummate the Transactions on the terms and conditions set forth in this Agreement.

Section 5.18    Resignations. At or before the Closing, the Company will deliver to Parent evidence reasonably satisfactory to Parent of the resignation of each director and officer of the Company or any director or officer of any of the Company’s Subsidiaries, with such resignations to be effective as of the Second Effective Time.

Section 5.19    New HoldCo Directors. Subject to Section 1.06(a), prior to Closing, Parent, as the sole stockholder of HoldCo, and HoldCo shall take all action necessary so that as of the Second Effective Time, (a) the HoldCo Board is comprised of seven members, and (b) each of the Company Appointed Directors is appointed to the HoldCo Board (which may be changed by the Company at any time prior to the Closing by written notice to Parent to include different board designees who are reasonably acceptable to Parent).

Section 5.20    Further Assurances. At and after the Second Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub II, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Company or Merger Sub II, any other actions and things to vest, perfect, or confirm of record or otherwise in the Surviving Corporation any and all right, title, and interest in, to and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Second Merger.

Section 5.21    Holdback Share Escrow Account and Escrow Agreement . As promptly as practicable following the date of this Agreement (and, in any event, prior to the Closing Date), Parent, HoldCo and Stockholder Representative will, and will cause the Escrow Agent to, enter into an escrow agreement, in a form mutually acceptable to Parent, HoldCo and Stockholder Representative (the “Escrow Agreement”), to hold the Holdback Shares pursuant to the terms of this Agreement, including Article VIII.

ARTICLE VI.
CONDITIONS

Section 6.01    Conditions to Each Party’s Obligation to Effect the Transactions.

The respective obligations of each party to this Agreement to effect the Transactions, including the First Merger and the Second Merger, is subject to the satisfaction or waiver (where permissible pursuant to applicable Law) on or prior to the Closing of each of the following conditions:

(a)    Parent Stockholder Approval. The HoldCo Stock Issuance will have been approved by the Requisite Parent Vote.

(b)    Listing. The shares of HoldCo Common Stock issuable as Company Merger Consideration pursuant to this Agreement shall have been approved for listing on Nasdaq, subject to official notice of issuance.

(c)    Regulatory Approvals. All waiting periods applicable to the consummation of the Transactions under the HSR Act (or any extension thereof) shall have expired or been terminated and all required filings shall have been made and all required approvals obtained (or waiting periods expired or terminated) under applicable Antitrust Laws.

(d)    No Injunctions, Restraints, or Illegality. No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any Laws or Orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Transactions or the HoldCo Stock Issuance.

(e)    Governmental Consents. All consents, approvals and other authorizations of any Governmental Entity set forth in Section 3.03(c) of the Company Disclosure Letter and Section 4.03(c) of the Parent Disclosure Letter and required to consummate the Transactions and the HoldCo Stock Issuance and the Ancillary Documents (other than the filing each of the First Certificate of Merger and the Second Certificate of Merger, respectively, with the Secretary of State of the State of Delaware) shall have been obtained, free of any condition that would reasonably be expected to have a Company Material Adverse Effect or Parent Material Adverse Effect.

Section 6.02    Conditions to Obligations of Parent Entities. The obligations of each of the Parent Entities to effect the Transactions, including the First Merger, are also subject to the satisfaction or waiver (where permissible pursuant to applicable Law) by such Parent Entity on or prior to the Closing of the following conditions:

(a)    Representations and Warranties. (i) The representations and warranties of the Company (other than in Section 3.01(a), Section 3.02, Section 3.03(a), Section 3.03(b), Section 3.03(d), Section 3.03(e), Section 3.05(a), and Section 3.11)) set forth in Article III of this Agreement and in each of the Ancillary Documents shall be true and correct in all respects (without giving effect to any limitation indicated by the words “Company Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) as of the date of this Agreement and as of the Closing Date, as if made on and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (ii) the representations and warranties of the Company contained in Section 3.02 shall be true and correct (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date, as if made on and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date); and (iii) the representations and warranties contained in Section 3.01(a), Section 3.03(a), Section 3.03(b), Section 3.03(d), Section 3.03(e), Section 3.05(a), and Section 3.11 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, as if made on and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date).

(b)    Performance of Covenants. The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement and each of the Ancillary Documents required to be performed by or complied with by it at or prior to the Closing.

(c)    Conversion of Indebtedness. No more than $250,000 aggregate principal amount of convertible promissory notes originally issued by the Company in 2016 and 2017 shall remain outstanding, excluding (i) the Sucampo Notes and (ii) any such notes that are subject to an irrevocable commitment to convert all outstanding principal and accrued but unpaid interest solely and entirely into shares of Company Capital Stock in advance of the Second Merger.

(d)    Dissenter Shares. Stockholders holding not more than 10.0% of the outstanding Company Common Stock (on an as-converted basis) shall have demanded in writing, or continue to have contingent rights to demand, appraisal for their Company Capital Stock, and has not failed to perfect or otherwise lose appraisal rights, in accordance with Section 262 of the DGCL.

(e)    Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any Company Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(f)    Officers Certificate. Parent shall have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b), and Section 6.02(c) hereof.

(g)    Consideration Spreadsheet. The Company shall have delivered to Parent and HoldCo (a) a draft of the consideration spreadsheet (the “Consideration Spreadsheet”) completed to include all of the following information and a certificate executed by the chief executive officer of the Company, dated as of the Closing Date, certifying on behalf of the Company, and not in any personal capacity, that the Consideration Spreadsheet is true and correct: (i) the name, the mailing address and the email address in the books and records of the Company, if available, of each holder of Company Capital Stock or any right to acquire the same; (ii) the number, class and series of shares of Company Capital Stock held by, or subject to such right to acquire the same held by, such Person and, in the case of outstanding shares, the respective certificate numbers representing such shares or a statement that such shares are not represented by certificates; (iii) the exercise or conversion price per share of each Company Equity Award or Company Warrant or other right to acquire Company Capital Stock; (iv) the calculation of the shares of HoldCo Common Stock issuable to such Person, the dollar amount of any Preferred Preference Satisfaction to which such Person is entitled; and (v) the Company Share Amount.

(h)    Ancillary Documents. Parent shall have received (i) the Lock-Up Agreements executed by each executive officer and director of the Company and any person owning 5% or more of the issued and outstanding shares of Company Common Stock, (ii) the Escrow Agreement, executed by Stockholder Representative, (iii) an Amendment to Lease, in form and substance satisfactory to Parent, for Company’s principal offices located at 1760 East River Road executed by the landlord and Company, and (iv) an investor representation letter executed by each holder of Company Capital Stock who has consented to the Transaction, and (v) the Stockholder Representative Engagement Agreement.

Section 6.03    Conditions to Obligations of the Company. The obligation of the Company to effect the Transactions, including the Second Merger, is also subject to the satisfaction or waiver by the Company on or prior to the Closing of the following conditions:

(a)    Representations and Warranties. (i) The representations and warranties of the Parent Entities (other than in Section 4.01(a), Section 4.02, Section 4.03(a), Section 4.03(b), Section 4.03(d), Section 4.05, Section 4.08, and Section 4.10) set forth in Article IV of this Agreement and in each of the Ancillary Documents shall be true and correct in all respects (without giving effect to any limitation indicated by the words “Parent Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) as of the date of this Agreement and as of the Closing Date, as if made on and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; (ii) the representations and warranties of the Parent Entities contained in Section 4.02(a) shall be true and correct (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date, as if made on and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date); and (iii) the representations and warranties contained in Section 4.01(a), Section 4.03(a), Section 4.03(b), Section 4.03(d), Section 4.05, Section 4.08, and Section 4.10 shall be true and correct in all respects as of the date of this Agreement and as of immediately prior to the Closing Date, as if made on and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date).

(b)    Performance of Covenants. Each Parent Entity shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, of this Agreement and each of the Ancillary Documents required to be performed by or complied with by it at or prior to the Closing.

(c)    Parent Material Adverse Effect. Since the date of this Agreement, there shall not have been any Parent Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(d)    Officers Certificate. The Company shall have received a certificate, signed by an officer of Parent, certifying as to the matters set forth in Section 6.03(a), Section 6.03(b), and Section 6.03(c).

(e)    Ancillary Documents. The Company shall have received (i) the Lock-Up Agreement executed by Parent, and (ii) the Escrow Agreement, executed by Parent and HoldCo.

(f)    Initial Representative Expense Fund. Parent shall have caused the payment to the Stockholder Representative, by wire transfer of immediately available funds to an account of the Stockholder Representative designated in writing by the Stockholder Representative at least two Business Days prior to the Closing Date in the amount of $100,000, which payment shall be subject to potential future reimbursement in accordance with Section 2.04(d)(i).

Section 6.04    Frustration of Closing Conditions. Neither the Company, on the one hand, nor any Parent Entity, on the other hand, may rely, as a basis for not consummating the Transactions, on the failure of any condition set forth in Section 6.01, Section 6.02, or Section 6.03, as the case may be, to be satisfied if such failure was caused by such party’s breach in any material respect of any provision of this Agreement.

ARTICLE VII.
TERMINATION, AMENDMENT, AND WAIVER

Section 7.01    Termination by Mutual Consent. This Agreement may be terminated at any time prior to the First Effective Time (whether before or after the receipt of the Requisite Company Vote or the Requisite Parent Vote) by the mutual written consent of Parent and the Company.

Section 7.02    Termination by Either Parent or the Company. This Agreement may be terminated by either Parent or the Company at any time prior to the First Effective Time (whether before or after the receipt of the Requisite Company Vote or the Requisite Parent Vote):

(a)    if the Transactions have not been consummated on or before June 30, 2022 (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(a) shall not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in this Agreement, or action or failure to act, has been the principal cause of, or primarily resulted in the failure of the Transactions to be consummated on or before the End Date;

(b)    if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Transactions, the HoldCo Stock Issuance, or the other transactions contemplated by this Agreement, and such Law or Order shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(b) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement, or action or failure to act, has been the principal cause of, or primarily resulted in, the issuance, promulgation, enforcement, or entry of any such Law or Order;

(c)    if the HoldCo Stock Issuance has been submitted to the stockholders of Parent for approval at a duly convened Parent Stockholders Meeting and the Requisite Parent Vote shall not have been obtained at such meeting (unless such Parent Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof); provided, however, that the right to terminate this Agreement under this (c) shall not be available to Parent where the failure to obtain the Requisite Parent Vote shall have been caused by the action or failure to act of Parent and such action or failure to act constitutes a material breach by Parent of this Agreement; or

(d)    in writing, by mutual consent of the parties.

Section 7.03    Termination by Parent. This Agreement may be terminated by Parent at any time prior to the First Effective Time:

(a)    if the Company shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Section 5.04;

(b)    if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Transactions set forth in Section 6.02(a) or Section 6.02(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided, that Parent shall have given the Company at least 30 days written notice prior to such termination stating Parent’s intention to terminate this Agreement pursuant to this Section 7.03(b); provided further, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.03(b) if a Parent Entity is then in material breach of any representation, warranty, covenant, or obligation hereunder that would cause any condition set forth in Section 6.03(a) or Section 6.03(b) not to be satisfied; provided, further, that if such inaccuracy in the Company’s representations and warranties or breach by the Company is curable by the Company then this Agreement shall not terminate pursuant to this Section 7.03(b) as a result of such particular breach or inaccuracy until the expiration of a 30-day period commencing upon delivery of written notice from Parent to the Company of such breach or inaccuracy and its intention to terminate pursuant to this Section 7.03(b) (it being understood that this Agreement shall not terminate pursuant to this Section 7.03(b) as a result of such particular breach or inaccuracy if such breach by the Company is cured prior to such termination becoming effective);

(c)    if all of the conditions set forth in Section 6.01 and Section 6.03, as applicable, have been satisfied (other than any condition the failure of which to be satisfied has been principally caused by the breach of this Agreement by the Company or any of its Affiliates and conditions that, by their nature, are to be satisfied at Closing and which were, at the time of termination, capable of being satisfied) and the Company has failed to fulfill its obligation and agreement herein to consummate the Closing within three (3) Business Days following written notice of such satisfaction from Parent and that Parent is ready, willing and able to consummate the Transactions; or

(d)    if the Written Consent shall not have been obtained by 11:59 p.m. Minneapolis, Minnesota time on the second Business Day following the date hereof.

Section 7.04    Termination by the Company. This Agreement may be terminated by the Company at any time prior to the First Effective Time if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of any Parent Entity set forth in this Agreement such that the conditions to the Closing of the Transactions set forth in Section 6.03(a) or Section 6.03(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided, that the Company shall have given Parent at least 30 days written notice prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 7.04; provided further, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.04 if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder that would cause any condition set forth in Section 6.02(a) or Section 6.02(b) not to be satisfied.

Section 7.05    Notice of Termination; Effect of Termination. The party desiring to terminate this Agreement pursuant to this Article VII (other than pursuant to Section 7.01) shall deliver written notice of such termination to each other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with this Section 7.05 shall be effective immediately upon delivery of such written notice to the other party. If this Agreement is terminated pursuant to this Article VII, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent, or Representative of such party) to any other party hereto, except: (a) with respect to Section 5.03(b), this Section 7.05, Section 7.06, and Article IX (and any related definitions contained in any such Sections or Article), which shall remain in full force and effect; and (b) with respect to any liabilities or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or the willful and material breach by another party of any of its representations, warranties, covenants, obligations or other agreements set forth in this Agreement.

Section 7.06    Fees and Expenses Following Termination.

(a)    Except as expressly set forth in this Section 7.06, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such Expenses; provided, however, that Parent and the Company shall be equally responsible for all filing fees incurred in connection with the HSR Act or any other Antitrust Law in connection with the consummation of the transactions contemplated by this Agreement.

(b)    If this Agreement is terminated by Parent pursuant to Section 7.03(a) or Section 7.03(c), then the Company shall pay to Parent (by wire transfer of immediately available funds), within two Business Days after such termination, a fee in an amount equal to the Company Termination Fee on or prior to the termination of this Agreement;

(c)    The parties acknowledge and hereby agree that the provisions of this Section 7.06 are an integral part of the transactions contemplated by this Agreement (including the First Merger and the Second Merger), and that, without such provisions, the parties would not have entered into this Agreement. If the Company shall fail to pay in a timely manner the amounts due pursuant to this Section 7.06, and, in order to obtain such payment, the other party makes a claim against the non-paying party that results in a judgment, the non-paying party shall pay to the other party the reasonable costs and expenses (including its reasonable attorneys’ fees and expenses) incurred or accrued in connection with such suit, together with interest on the amounts set forth in this Section 7.06 at the prime rate as published in The Wall Street Journal in effect on the date such payment was actually received, or a lesser rate that is the maximum permitted by applicable Law. The parties acknowledge and agree that in no event shall the Company be obligated to pay the Company Termination Fee on more than one occasion.

Section 7.07    Amendment. At any time prior to the First Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Requisite Company Vote or the Requisite Parent Vote, by written agreement signed by each of the parties hereto; provided, however, that: (a) following the receipt of the Requisite Company Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law would require further approval by the holders of Company Common Stock without such approval; and (b) following the receipt of the Requisite Parent Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law would require further approval by the holders of Parent Common Stock without such approval.

Section 7.08    Extension; Waiver. At any time prior to the First Effective Time, Parent Entities, on the one hand, or the Company, on the other hand, may: (a) extend the time for the performance of any of the obligations of the other party(ies); (b) waive any inaccuracies in the representations and warranties of the other party(ies) contained in this Agreement or in any document delivered under this Agreement; or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements, or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

ARTICLE VIII.
INDEMNIFICATION

Section 8.01    Survival.

(a)    The representations and warranties of the Company contained in this Agreement and any certificate delivered pursuant to this Agreement shall survive the Closing until the date that is eighteen (18) months after the Closing Date; provided that the Seller Fundamental Representations shall survive for a period of six (6) years after the Closing Date (the applicable date on which such representations and warranties expire, the “Survival Expiration Date”). None of the representations and warranties of the Parent Entities shall survive the Closing.

(b)    Notwithstanding Section 8.01(a), any specific claim for the breach or inaccuracy of any representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the applicable Survival Expiration Date, if notice of such claim shall have been delivered to the Persons against whom such indemnity may be sought prior to the applicable Survival Expiration Date in accordance with Section 8.03. The Parties acknowledge and agree that with respect to any claim that any Party may have against any other Party that is permitted pursuant to the terms of this Agreement, the Survival Expiration Dates set forth and agreed to in this Section 8.01 shall govern when any such claim may be brought and shall replace and supersede any statute of limitations that may otherwise be applicable.

Section 8.02    Indemnification.

(a)    Subject to the provisions of this Article VIII, from and after the Closing, the Participating Holders (the “Indemnifying Holders”) shall indemnify and hold harmless Parent Entities from and against any and all Damages incurred or suffered by Parent Entities to the extent arising from or relating to any breach of any representation or warranty by the Company contained in this Agreement and any certificate delivered pursuant to this Agreement, including without limitation any claim relating to any allocation or distribution of the Company Merger Consideration or Holdback Shares in accordance with this Agreement, any inaccuracy in the Consideration Spreadsheet, and claims for breach of fiduciary duty in connection with the foregoing.

(b)    With respect to any claim asserted against Parent Entities (or any Person with respect to whom any Parent Entity has any obligation to indemnify in respect of such claim) by a third party (“Third Party Claim”) in respect of any matter that is subject to indemnification under Section 8.02, such Parent Entity shall promptly provide the Stockholder Representative a written notice (a “Claim Notice”) stating the basis for the indemnification sought and the amount thereof (to the extent known or estimated, which amount shall not be conclusive of the final amount of such Third Party Claim). Failure to notify the Stockholder Representative in accordance with this Section 8.02 will not relieve the Indemnifying Holders of any Liability that it may have to such Parent Entity, except to the extent the Indemnifying Holders are materially prejudiced by the Parent Entity’s failure to give such notice. The parties will act in good faith in responding to, defending against, settling or otherwise dealing with Third Party Claims.

(c)    If the Stockholder Representative has acknowledged in writing its obligation to indemnify the Parent Entity entirely in respect of the matter referred to in a Claim Notice, the Stockholder Representative may elect within twenty (20) days after receiving such Claim Notice to assume and thereafter conduct the defense of such Third Party Claim with counsel of the Stockholder Representative’s choice, and such Parent Entity shall reasonably cooperate in all respects with the conduct of such defense by the Stockholder Representative; provided that such Parent Entity shall have the right, at its own cost and expense, to participate in the defense of such Third Party Claim. The Stockholder Representative will not approve of the entry of any judgment or enter into any settlement or compromise with respect to such Third Party Claim without such Parent Entity’s prior written approval (not to be unreasonably withheld, conditioned or delayed), unless the terms of such settlement (A) provide for a complete and unconditional release of the claims that are the subject of such Third Party Claim in favor of such Parent Entity and (B) does not impose relief other than the payment of monetary damages for which the Stockholder Representative, on behalf of the Indemnifying Holders, has acknowledged responsibility under this Article VIII. If the Stockholder Representative does not, within twenty (20) days after such notice is given, (1) give notice to the Parent Entity of its election to assume the defense of the Third Party Claim or (2) elects to assume the defense but thereafter fails to promptly assume such defense, then such Parent Entity may conduct the defense of such Third Party Claim at the expense of the Indemnifying Holders.

(d)    If any Parent Entity becomes aware of any circumstances that may give rise to a claim for indemnification pursuant to Section 8.02 for any matter not involving a Third Party Claim, then such Parent Entity shall promptly deliver to the Stockholder Representative a written notice describing in reasonable detail the nature of the claim, describing in reasonable detail the basis of such Parent Entity’s request for indemnification under this Agreement and including such Parent Entity’s best estimate (if any) of the amount of Damages that may arise from such claim. Failure to notify the Indemnifying Party in accordance with this Section 8.02(d) will not relieve the Indemnifying Holders of any Liability that it may have to the Parent Entity, except to the extent the Indemnifying Holders are materially prejudiced by such Parent Entity’s failure to give such notice.

Section 8.03    Certain Limitations.

(a)    Except as provided in Section 8.03(b), no claim for indemnification may be made under Section 8.02(b):

(i)    until the cumulative total of all Damages claimed by any Parent Entity under Section 8.02(b) exceeds $50,000 (the “Deductible”), in which case such Parent Entity shall be entitled to recover only Damages in excess of the Deductible; or

(ii)    after the cumulative total of all Damages collected by the Parent Entities under Section 8.02(b) equals an amount equal to 15% of the Company Merger Consideration (the “Cap”).

(b)    Notwithstanding the foregoing, the terms, conditions and limitations of Section 8.03(a) shall not apply to any claim: (i) based on willful breach, intentional misrepresentation, or fraud, or (ii) for indemnification as it relates to a breach of any Seller Fundamental Representations. Parent, on behalf of itself and the Parent Entities, hereby agrees not to seek from the Indemnifying Holders, and none of the Parent Entities shall be entitled to recover from the Indemnifying Holders, any Damages or other amounts, at any time in excess of the amount of such Cap. Except for claims based on a party’s willful breach, intentional misrepresentation or fraud, the aggregate liability of the Indemnifying Holders for any Damages with respect to the matters set forth in this Article VIII will not exceed the value of the Company Merger Consideration. Other than as set forth above, In no event shall any Indemnifying Holders have any obligation to personally indemnify or hold the Parent Entities harmless from or against any Damages (nor any obligation to return any Merger Consideration already received by such Indemnifying Holder for any reason other than as set forth in Section 9.14(c)).

(c)    All indemnification payments payable hereunder shall be reduced by the amount of insurance proceeds and any indemnity, contribution, or other similar payment (after deducting related costs and expenses, including any deductible amount and any resultant increase in insurance premiums) actually received by a Parent Entity as a result of the Damages for which such Parent Entity is seeking indemnification.

(d)    In the event of any matter giving rise to an indemnity obligation of the Indemnifying Holders pursuant to Section 8.02, the applicable Parent Entity will take, or cooperate with the Indemnifying Holders, if so requested, in order to take, all reasonable measures to mitigate the consequences of the matter (including taking steps to prevent any contingent Liability from becoming an actual Liability) as required by applicable Law.

(e)    To the extent required by applicable Law, the Parent Entities shall, and shall take, and shall cause others under their respective control to take, all reasonable efforts to, mitigate Damages upon becoming aware of any event or circumstance that could reasonably be expected to give rise to Damages.

Section 8.04    Right to Set-Off; Exclusive Remedy.

(a)    The recourse for claims by the Parent Entities under Section 8.02(b) shall be, (i) first, to the Holdback Shares, and (ii) second, through exercise of the offset rights described in Section 8.04(b). The recourse for claims by the Parent Entities under Section 8.02(b) shall be through exercise of the offset rights described in Section 8.04(b) against that Indemnifying Holder’s Pro-Rata Share of any such Contingent Payment.

(b)    The Surviving Corporation and Parent Entities may offset any amounts to which they may be entitled under the terms of this Article VIII against any amount otherwise payable by the Surviving Corporation or Parent Entities under this Agreement (including any Contingent Payments), provided that any such offset shall be treated as the payment of indemnifiable Damages pursuant to this Article VIII and may only be exercised subject to the limitations in this Article VIII). With respect to any amount offset by the Surviving Corporation or Parent Entities which are subject to a good faith pending claim against Indemnifying Holders, after final resolution of such pending claim, the Surviving Corporation, Parent or HoldCo, as applicable, shall promptly deposit with the Exchange Agent (to be distributed ratably to each Indemnifying Holder in accordance with such Indemnifying Holder’s Pro Rata Share) evidence of HoldCo Common Stock in book entry form (or certificates representing such HoldCo Common Stock, at HoldCo’s election) representing the number of shares of HoldCo Common Stock sufficient to deliver the amount of such payment (together with cash in an amount equal to the fractional share amount with respect to such payment, to the extent then determinable) the offset amount in excess of the amount that the Parent Entities were ultimately determined to have been entitled under the terms of Article VIII for such claim. Neither the exercise of, nor the failure to exercise, such right of offset shall constitute an election of remedies or limit either Surviving Corporation or any Parent Entity in any manner in the enforcement of any other remedies that may be available to it hereby.

(c)    Indemnification pursuant to the provisions of this Article VIII shall be the exclusive remedy of the parties under this Agreement, excluding (i) any claim relating to willful breach, intentional misrepresentation, or fraud, and (ii) claims for equitable relief as expressly set forth in this Agreement. Except as otherwise provided herein, no legal action sounding in tort or strict liability may be maintained by any party.

(d)    Each Participating Holder acknowledges that this Article VIII constitutes a material inducement to the Parent Entities to complete the Transactions, including the First Merger and the Second Merger, and the Parent Entities will be relying on the enforceability of this Article VIII in completing such Transactions and each Stockholder, by approving this Agreement, confirms its obligations under this Article VIII and agrees that any Letter of Transmittal submitted by a Stockholder will further confirm such obligations.

Section 8.05    Holdback Shares. The Escrow Agent shall distribute to each Participating Holder in accordance with such Participating Holder’s Pro Rate Share, subject to the terms and conditions of the Escrow Agreement, on the date that is the 366th day after the Closing Date, all of the then remaining Holdback Shares representing a value (based on the closing sale price per share of HoldCo Common Stock on Nasdaq, as reported in the New York City edition of The Wall Street Journal (or, if not reported thereby, as reported in another authoritative source) on the 365th day after the Closing Date) in excess of the sum of any amounts with respect to (i) which any Parent Entity or Surviving Corporation is entitled to, but has not yet received, indemnification, pursuant to this Article VIII (plus the amount of any income earned on such amount) and (ii) any unresolved claims for indemnification on such date (plus the amount of any income earned on such amount).

ARTICLE IX.
MISCELLANEOUS

Section 9.01    Definitions. For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:

“12T License” means the License Agreement dated July 16, 2021 between Cancer Prevention Pharmaceuticals, Inc. and One-Two Therapeutics Agents Limited.

“12T Payments” has the meaning set forth in Section 2.04(a).

“Acceptable Confidentiality Agreement” means a confidentiality and standstill agreement that contains confidentiality and standstill provisions that are no less favorable in all material respects to a party hereof than those contained in the Confidentiality Agreement.

“Acquisition Proposal” has the meaning set forth in Section 5.04(a).

“Advisory Group” has the meaning set forth in Section 9.14(c).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. For the purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.

“Affordable Care Act” means the Patient Protection and Affordable Care Act (PPACA), as amended by the Health Care and Education Reconciliation Act (HCERA).

“Agreement” has the meaning set forth in the Preamble.

“Ancillary Documents” means the Lock-Up Agreements, the Escrow Agreement and the Stockholder Representative Engagement Agreement.

“Anti-Corruption Law” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, as amended, and all anti-corruption or anti-bribery Laws of any jurisdiction where any Party conducts business.

“Antitrust Laws” has the meaning set forth in Section 3.03(c).

“Associate” has the meaning set forth in Section 203(c)(2) of the DGCL.

“Brokers’ Fees” has the meaning set forth in Section 3.11

“Business Day” means any day, other than Saturday, Sunday, or any day on which banking institutions located in Minneapolis, Minnesota are authorized or required by Law or other governmental action to close.

“Cap” has the meaning set forth in Section 8.03(a)(ii).

“Change in Recommendation” has the meaning set forth in Section 5.07(a).

“Charter Documents” means: (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof; (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement, as applicable, thereof; (c) with respect to a partnership, the certificate of formation and the partnership agreement; and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.

“Claim Notice” has the meaning set forth in Section 8.02(b).

“Closing” has the meaning set forth in Section 1.02.

“Closing Date” has the meaning set forth in Section 1.02.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Section 4980B of the Code and Section 601 et. seq. of ERISA.

“Code” has the meaning set forth in Section 2.08(a).

“Company” has the meaning set forth in the Preamble.

“Company Appointed Directors” has the meaning set forth in Section 1.06(a).

“Company Balance Sheet” has the meaning set forth in Section 3.04(a).

“Company Board” has the meaning set forth in the Recitals.

“Company Board Recommendation” has the meaning set forth in Section 3.03(d).

“Company Book-Entry Share” has the meaning set forth in Section 2.01(b)(iv).

“Company Cancelled Shares” has the meaning set forth in Section 2.01(b)(i).

“Company Capital Stock” means the Company Common Stock and Company Preferred Stock.

“Company Common Stock” means the Company’ s common stock, par value $0.001 per share.

“Company Continuing Employees” means the employees of the Company and its Subsidiaries who remain employed immediately after the Second Effective Time.

“Company Convertible Debt” means the Company indebtedness set forth on Section 3.02(d) of the Company Disclosure Letter.

“Company Disclosure Letter” means the disclosure letter, dated as of the date of this Agreement and delivered by the Company to Parent concurrently with the execution of this Agreement.

“Company Employee” has the meaning set forth in Section 3.13(a).

“Company Employee Plans” has the meaning set forth in Section 3.13(a).

“Company Equity Award” means a Company Stock Option or a Company Restricted Share granted under one of the Company Stock Plans, as the case may be.

“Company ERISA Affiliate” means all employers, trades, or businesses (whether or not incorporated) that would be treated together with the Company or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code.

“Company Financial Advisor” has the meaning set forth in Section 3.11.

“Company IP” has the meaning set forth in Section 3.07(b).

“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts, whether written or oral, relating to Intellectual Property and to which the Company or any of its Subsidiaries is a party, beneficiary, or otherwise bound.

“Company IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology networks and systems (including telecommunications networks and systems for voice, data, and video) owned, leased, licensed, or used (including through cloud-based or other third-party service providers) by the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any event, circumstance, development, occurrence, fact, condition, effect, or change (each, an “Effect”) that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, condition (financial or otherwise), or assets of the Company and its Subsidiaries, taken as a whole; or (b) the ability of the Company to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis; provided, however, that a Company Material Adverse Effect shall not be deemed to include any Effect (alone or in combination) arising out of, relating to, or resulting from: (i) changes generally affecting the economy, financial or securities markets, or political conditions; (ii) the announcement or pendency of the transactions contemplated by this Agreement (it being understood and agreed that this clause shall not apply with respect to any representation or warranty that is intended to address the consequences of the announcement or the pendency of this Agreement); (iii) any changes in applicable Law or GAAP or other applicable accounting standards, (iv) acts of war, terrorism, or the escalation thereof; (v) natural disasters, epidemics, pandemics, or disease outbreaks (including the COVID-19 virus), or other force majeure events; (vi) general conditions in the industry in which the Company and its Subsidiaries operate; (vii) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that any Effect underlying such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso); or (viii) actions taken as required or specifically permitted by the Agreement or actions or omissions taken with Parent’s consent; provided further, however, that any Effect referred to in clauses (i), (iii), (iv), (v), or (vi) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur if it has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses.

“Company Material Contract” has the meaning set forth in Section 3.16(a).

“Company Merger Consideration” has the meaning set forth in Section 2.01(b)(iii).

“Company-Owned IP” means all Intellectual Property owned by the Company or any of its Subsidiaries.

“Company Preferred Stock” has the meaning set forth in Section 3.02(a).

“Company Restricted Share” has the meaning set forth in Section 2.08(b).

“Company Securities” has the meaning set forth in Section 3.02(c).

“Company Share Amount” means, as of any date of determination, the number of issued and outstanding shares of Company Common Stock, plus all shares of Company Common Stock issuable pursuant to subscriptions therefor and upon the conversion or exercise of any outstanding Stock Equivalents, or subscriptions therefor, as of such date, whether or not such Stock Equivalent is at the time exercisable or convertible, including, to the extent any Company Stock Plan is assumed or otherwise continued by Parent or HoldCo, any shares of Company Common Stock reserved for issuance pursuant to such Company Stock Plan, whether or not then subject to outstanding awards. For purposes of determining the Company Share Amount, if the number of shares subject to a right to acquire shares is variable, then the number of shares issuable upon conversion, exchange or exercise of such right will equal the maximum number of shares that could be received under such right.

“Common Stock Merger Consideration” has the meaning set forth in Section 2.01(b)(ii).

“Company Stock Option” has the meaning set forth in Section 2.08(a).

“Company Stock Plans” means the Cancer Prevention Pharmaceuticals, Inc. 2010 Equity Incentive Plan, as amended.

“Company Subsidiary Securities” has the meaning set forth in Section 3.02(h).

“Company Termination Fee” means $500,000.00.

“Company Warrants” means warrants to purchase Company Common Stock.

“Confidentiality Agreement” has the meaning set forth in Section 5.03(b).

“Consent” has the meaning set forth in Section 3.03(c).

“Consideration Spreadsheet” has the meaning set forth in Section 6.02(g).

“Contracts” means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, leases, or other binding instruments or binding commitments, whether written or oral.

“Damages” means all losses, liabilities, damages, fees, Taxes, interest, judgments and out-of-pocket costs and expenses (including reasonable and documented costs of investigation, enforcement and defense and reasonable and documented fees and expenses of counsel, experts and other professionals).

“DGCL” has the meaning set forth in the Recitals.

“Deductible” has the meaning set forth in Section 8.03(a)(i).

“Dispute Notice” has the meaning set forth in Section 2.13(c).

“Dispute Period” has the meaning set forth in Section 2.13(c).

“Dissenting Shares” has the meaning set forth in Section 2.11.

“EDGAR” has the meaning set forth in Section 3.04(a).

“Effect” has the meaning set forth in the definition of “Company Material Adverse Effect.”

“EMA Approval Costs” has the meaning set forth in Section 2.04(c)(i).

“End Date” has the meaning set forth in Section 7.02(a).

“Environmental Laws” means any applicable Law, and any Order or binding agreement with any Governmental Entity: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Escrow Agent” means Wilmington Trust, National Association, or, if such Person is unable or unwilling to serve in such role, such other nationally-recognized escrow agent that is mutually acceptable to Parent and Stockholder Representative.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” has the meaning set forth in Section 2.03(a).

“Exchange Fund” has the meaning set forth in Section 2.03(a).

“Exchange Ratio” is a fraction the numerator of which is the Merger Target Shares and the denominator of which is the Company Share Amount.

“Expenses” means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors, and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement, the Ancillary Documents and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing, and mailing of the Proxy Statement, the filing of any required notices under the HSR Act or Foreign Antitrust Laws, or in connection with other regulatory approvals, and all other matters related to the First Merger, the Second Merger, the HoldCo Stock Issuance, and the other transactions contemplated by this Agreement.

“FDA” means the United States Food and Drug Administration.

“FDCA” means the U.S. Food, Drug and Cosmetic Act of 1038, as amended.

“First Certificate of Merger” has the meaning set forth in Section 1.03(a).

“First Effective Time” has the meaning set forth in Section 1.03(a).

“First Merger” has the meaning set forth in the Recitals.

“Foreign Antitrust Laws” has the meaning set forth in Section 3.03(c).

“GAAP” has the meaning set forth in Section 3.04(b).

“GDPR” means the European Union General Data Protection Regulation (EU) 2016/679.

“Good Clinical Practices” means, with respect to the Company, standards for clinical trials for pharmaceuticals (including all applicable requirements relating to protection of human subjects), as set forth in the FDCA and applicable regulations promulgated thereunder (including, for example, 21 C.F.R. Parts 50, 54, and 56), as amended from time to time, and such standards of good clinical practice (including all applicable requirements relating to protection of human subjects) as are required by other organizations and Governmental Entity in any other countries, including applicable regulations or guidelines from the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use, in which the products of the Company or its Affiliates are sold or intended to be sold, to the extent such standards are not less stringent than in the United States.

“Good Manufacturing Practices” mean, with respect to the Company, standards for the manufacture, processing, packaging, testing, transportation, handling and holding of drug products, as set forth in the FDCA and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good manufacturing practices as are required by other organizations and Governmental Entities in any other countries, including applicable regulations or guidelines from the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use, in which the products of the Company are sold or intended to be sold, to the extent such standards are not less stringent than in the United States.

“Government Official” means any (i) director, officer, employee, agent, or representative (including anyone elected, nominated, or appointed to be an officer, employee or representative) of any Governmental Entity, or anyone otherwise acting in an official capacity on behalf of a Governmental Entity; (ii) any political party, political party official, political party employee, or any candidate for public or political office; (iii) a member of a royal family, or (iv) any agent or representative of any of those Persons listed in subcategories (i)-(iii).

“Governmental Antitrust Authority” has the meaning set forth in Section 5.11(b).

“Governmental Entity” means (i) any national, state, regional, or local government (including, in each case, any agency, department or subdivision of such government); (ii) any political party; (iii) any entity or business that is owned or controlled by any of those bodies listed in subcategory (i) or (ii); or (iv) any international organization, such as the United Nations or the World Bank.

“Hazardous Substance” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“Health Care Laws” shall mean (a) the FDCA and the regulations promulgated thereunder, (b) the Public Health Service Act (42 U.S.C. § 201 et seq.), and the regulations promulgated thereunder, (c) all federal and state fraud and abuse laws, including the Federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the exclusion laws (42 U.S.C. § 1320a-7), and the regulations promulgated pursuant to such statutes, (d) the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §§ 1320d et seq.), the regulations promulgated thereunder and comparable state laws, (e) the Controlled Substances Act (21 U.S.C. § 801 et seq.), (f) Titles XVIII (42 U.S.C. § 1395 et seq.) and XIX (42 U.S.C. § 1396 et seq.) of the Social Security Act and the regulations promulgated thereunder, (g) the Clinical Laboratories Improvement Amendments (42 U.S.C. § 263a et seq.), (h) all applicable laws, rules and regulations, ordinances, judgments, decrees, orders, writs and injunctions administered by the FDA and other Governmental Entities including those governing or relating to Good Clinical Practices, recordkeeping, the manufacture, import, export, testing, development, approval, processing, reporting, packaging, labeling, storage, marketing, sale, distribution and use of any compounds or products manufactured by or on behalf of the Company, including applicable regulations at 21 C.F.R. Parts 50, 54, 56, 58, 312, and 314 and the FDA’s current Good Manufacturing Practice Regulations at 21 C.F.R. Parts 210 and 211 for products sold in the United States, and the respective counterparts thereof promulgated by Governmental Entities in countries outside the United States and (i) any and all other applicable federal, state, local, foreign, supranational health care Laws, rules and regulations, ordinances, judgments, decrees, orders, writs, and injunctions, each of (a) through (i) as may be amended from time to time.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended.

“Holdback Share Escrow Account” has the meaning set forth in Section 2.01(c).

“Holdback Shares” has the meaning set forth in Section 2.01(d).

“HoldCo” has the meaning set forth in the Recitals.

“HoldCo Board” has the meaning set forth in the Recitals.

“HoldCo Common Stock” has the meaning set forth in the Recitals.

“HoldCo Equity Awards” means a HoldCo Stock Option or a HoldCo RSU, as the case may be.

“HoldCo RSU” has the meaning set forth in Section 2.02(a)

“HoldCo Stock Issuance” has the meaning set forth in the Recitals.

“HoldCo Stock Option” has the meaning set forth in Section 2.02(a).

“HSR Act” has the meaning set forth in Section 3.03(c).

“IND” means an Investigational New Drug Application submitted to the FDA pursuant to 21 C.F.R. Part 312 (as amended from time to time) with respect to a Product Candidate, or the equivalent application or filing submitted to any Regulatory Authority outside the United States of America (including any supra-national agency), and all supplements, amendments, variations, extensions and renewals thereof that may be submitted with respect to the foregoing.

“Indemnified Party” has the meaning set forth in Section 5.10(a).

“Indemnifying Holders” has the meaning set forth in Section 8.02(a).

“Independent Accountant” has the meaning set forth in Section 2.13(c).

“Intellectual Property” means any and all of the following arising pursuant to the Laws of any jurisdiction throughout the world: (a) trademarks, service marks, trade names, and similar indicia of source or origin, all registrations and applications for registration thereof, and the goodwill connected with the use of and symbolized by the foregoing; (b) copyrights and all registrations and applications for registration thereof; (c) trade secrets and know-how; (d) patents and patent applications; (e) internet domain name registrations; and (f) other intellectual property and related proprietary rights.

“IRS” means the United States Internal Revenue Service.

“Knowledge” means: (a) with respect to the Company and its Subsidiaries, the actual knowledge of each of the individuals listed in Section 9.01 of the Company Disclosure Letter; and (b) with respect to the Parent Entities, the actual knowledge of each of the individuals listed in Section 9.01 of the Parent Disclosure Letter; in each case, after due inquiry.

“Laws” means any federal, state, local, municipal, foreign, multi-national or other laws, common law, statutes, constitutions, ordinances, rules, regulations, codes, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity.

“Lease” means all leases, subleases, licenses, concessions, and other agreements (written or oral) under which the Company or any of its Subsidiaries holds any Leased Real Estate, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any of its Subsidiaries thereunder.

“Leased Real Estate” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by the Company or any of its Subsidiaries.

“Legal Action” means any legal, administrative, arbitral, or other proceedings, suits, actions, investigations, examinations, claims, audits, hearings, charges, complaints, indictments, litigations, or examinations.

“Liability” means any liability, indebtedness, or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, determined, determinable, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).

“Liens” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer, and security interests of any kind or nature whatsoever.

“Majority Holders” has the meaning set forth in Section 9.14(b).

“Maximum Option Exercise Price” means a dollar amount, rounded to the nearest one-tenth of one cent, equal to the volume-weighted average price of a share of Parent Common Stock on Nasdaq (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the parties) in respect of the 30 consecutive trading days beginning 9:30 am (New York City time) on the first day after the date the transactions contemplated by this Agreement are first publicly announced by the parties and ending at 4:00 pm (New York City time) on the thirtieth full trading day thereafter.

“Maximum Premium” has the meaning set forth in Section 5.10(b).

“Merger Target Percentage” means the target proportion of HoldCo Common Stock to be held by legacy holders of the Company’s equity securities (determined on a fully diluted basis), which shall mean 41%; provided, however, that it shall mean 45% if, as of the earlier of (i) two Business Days prior to the date on which the Parent Stockholders meeting is held and (ii) the fifth Business Day prior to the Effective Time, all payment obligations of the Company under the Sucampo Notes have been fully satisfied (or the lender thereunder has irrevocably committed to an arrangement that will result in full satisfaction in advance of the Closing of all such payment obligations).

“Merger Target Shares” mean a number of shares (rounded down to the nearest whole number) of HoldCo Common Stock equal to the quotient of (x) the Merger Target Percentage divided by (y) one minus the Merger Target Percentage, multiplied by the Parent Share Amount.

“Merger Sub I” has the meaning set forth in the Preamble.

“Merger Sub I Board” has the meaning set forth in the Recitals.

“Merger Sub II” has the meaning set forth in the Preamble.

“Merger Sub II Board” has the meaning set forth in the Recitals.

“Money Laundering Laws” has the meaning set forth in Section 3.22.

“Nasdaq” has the meaning set forth in Section 4.04(d).

“NDA” means a new drug application for a drug submitted to the FDA pursuant to 21 C.F.R. Part 314 (as amended from time to time), and all amendments or supplements thereto, including all documents, data and other information concerning the applicable drug which are necessary for FDA approval to market such drug in the United States, and any equivalent application submitted to any other Regulatory Authority.

“Order” has the meaning set forth in Section 3.10.

“Other Governmental Approvals” has the meaning set forth in Section 3.03(c).

“Owned Real Estate” means all land, together with all buildings, structures, fixtures, and improvements located thereon and all easements, rights of way, and appurtenances relating thereto, owned by the Company or any of its Subsidiaries.

“Parent” has the meaning set forth in the Preamble.

“Parent Balance Sheet” has the meaning set forth in Section 4.04(c).

“Parent Benefit Plans” has the meaning set forth in Section 5.09(a).

“Parent Board” has the meaning set forth in the Recitals.

“Parent Board Recommendation” has the meaning set forth in Section 4.03(d)(i).

“Parent Book-Entry Share” has the meaning set forth in Section 2.01(a)(i).

“Parent Common Stock” has the meaning set forth in the Recitals.

“Parent Disclosure Letter” means the disclosure letter, dated as of the date of this Agreement and delivered by the Parent Entities to the Company concurrently with the execution of this Agreement.

“Parent Entities” has the meaning set forth in the Preamble.

“Parent Equity Award” means a Parent Stock Option or a Parent RSU, as the case may be.

“Parent-IP” has the meaning set forth in Section 4.12(a).

“Parent Material Adverse Effect” means any Effect that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, condition (financial or otherwise), or assets of the Parent Entities and their Subsidiaries, taken as a whole; or (b) the ability of the Parent Entities to timely perform its obligations under this Agreement or consummate the Transactions on a timely basis; provided, however, that a Parent Material Adverse Effect shall not be deemed to include any Effect (alone or in combination) arising out of, relating to, or resulting from: (i) changes generally affecting the economy, financial or securities markets, or political conditions; (ii) the announcement or pendency of the transactions contemplated by this Agreement (it being understood and agreed that this clause shall not apply with respect to any representation or warranty that is intended to address the consequences of the announcement or the pendency of this Agreement); (iii) any changes in applicable Law or GAAP or other applicable accounting standards (iv) any outbreak or escalation of war or any act of terrorism, (v) natural disasters, epidemics, pandemics, disease outbreaks (including the COVID-19 virus), or other force majeure events; (vi) general conditions in the industry in which Parent and its Subsidiaries operate; (vii) any failure, in and of itself, by the Parent Entities to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that any Effect underlying such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Parent Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso); (viii) any change, in and of itself, in the market price or trading volume of Parent’s securities (it being understood that any Effect underlying such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Parent Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso); or (ix) actions taken as required or specifically permitted by the Agreement or actions or omissions taken with the Company’s consent; provided further, however, that any Effect referred to in clauses (i), (iii), (iv), (v), or (vi) immediately above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred or would reasonably be expected to occur if it has a disproportionate effect on the Parent Entities and their Subsidiaries, taken as a whole, compared to other participants in the industries in which the Parent Entities and their Subsidiaries conduct their businesses.

“Parent-Owned IP” means all Intellectual Property owned by Parent or any of its Subsidiaries.

“Parent Preferred Stock” has the meaning set forth in Section 4.02(a).

“Parent Restricted Share” means any Parent Common Stock subject to vesting, repurchase, or other lapse of restrictions granted under any Parent Stock Plan.

“Parent RSUs” means Restricted Stock Units outstanding under any Parent Stock Plan.

“Parent SEC Documents” has the meaning set forth in Section 4.04(a).

“Parent Securities” has the meaning set forth in Section 4.02(b)(ii).

“Parent Share Amount” means, as of any date of determination immediately following the First Effective Time, the number of issued and outstanding shares of HoldCo Common Stock as of such date, plus all dilutive potential shares of HoldCo Common Stock using the treasury stock method, excluding any shares of HoldCo Common Stock issued or issuable pursuant to one or more financings for which the primary use of proceeds is to fund the operations of HoldCo, Parent or the Company.

“Parent Stock Certificate” has the meaning set forth in Section 2.01(a)(i).

“Parent Stockholders Meeting” means the special meeting of the stockholders of Parent to be held to consider the approval of the HoldCo Stock Issuance.

“Parent Stock Option” means any option to purchase Parent Common Stock granted under any Parent Stock Plan.

“Parent Stock Plans” means the Parent 2011 Stock Option Plan and the Parent 2016 Omnibus Incentive Plan.

“Parent Subsidiary Securities” has the meaning set forth in Section 4.02(e).

“Parent Surviving Corporation” has the meaning set forth in Section 1.01(a).

“Parent Voting Debt” has the meaning set forth in Section 4.02(d).

“Parent Warrants” means any warrants to purchase shares of Parent Common Stock.

“Participating Holder” means a holder of Participating Shares.

“Participating Shares” means (a) all issued and outstanding shares of Company Common Stock, plus (b) any shares of Company Common Stock issuable upon conversion of issued and outstanding shares of Company Preferred Stock as of immediately prior to the Second Effective Time, excluding any Company Cancelled Shares and Dissenting Shares.

“Payment Summary” has the meaning set forth in Section 2.13(a).

“Payment Summary Omission” has the meaning set forth in Section 2.13(b).

“PBGC” has the meaning set forth in Section 3.13(d).

“PCI-DSS” means Payment Card Industry Data Security Standard.

“Permits” has the meaning set forth in Section 3.09(b).

“Permitted Liens” means: (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (b) mechanics’, carriers’, workers’, repairers’, and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (c) zoning, entitlement, building, and other land use regulations imposed by Governmental Entities having jurisdiction over such Person’s owned or leased real property, which are not violated by the current use and operation of such real property; (d) covenants, conditions, restrictions, easements, and other similar non-monetary matters of record affecting title to such Person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (e) any right of way or easement related to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; and (f) Liens arising under workers’ compensation, unemployment insurance, social security, retirement, and similar legislation.

“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity, or other entity or group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

“Personal Information” means any information that identifies or could be reasonably linked to an identifiable individual.

“Post-Closing Contingent Payment” has the meaning set forth in Section 2.04.

“Preferred Preference Satisfaction” means the payment of amounts totaling the full liquidation preference of shares of Company Preferred Stock, including accrued but unpaid dividends to but excluding the Effective Date, in accordance with the Company’s Certificate of Incorporation, as amended and as set forth in the Consideration Spreadsheet.

“Preferred Stock Merger Consideration” has the meaning set forth in Section 2.01(b)(iii).

“Privacy and Security Laws and Standards” means applicable industry standards concerning the privacy and security of Personal Information, including PCI-DSS, and any applicable Law regarding the protection, collection, access, use, storage, disposal, disclosure, or transfer of Personal Information and all regulations promulgated hereunder, including HIPAA, the Gramm-Leach-Bliley Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act, the Federal Trade Commission Act, the Privacy Act of 1974, the Controlling the Assault of Non-Solicited Pornography and Marketing Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, Children’s Online Privacy Protection Act, the California Consumer Privacy Act and other state privacy Laws, U.S. state data security and breach notification Laws, state health information privacy Laws, the GDPR and its predecessor European Union Directive 95/46/EC, and the individual data protection Laws of European or other foreign nations.

“Product Candidate” means any pharmaceutical product developed, manufactured and/or tested by or on behalf of the Company or Parent, as applicable, that has not received Regulatory Authorization for commercial distribution other than in connection with pre-clinical or clinical trials.

“Pro-Rata Share” means, when used in reference to a Participating Holder, a fraction expressed as a percentage equal to (i) the number of Participating Shares held by such Participating Holder, divided by (ii) the aggregate number of Participating Shares held by all Participating Holders.

“Proxy Statement” has the meaning set forth in Section 3.18.

“Real Estate” means the Owned Real Estate and the Leased Real Estate.

“Regulatory Authority” means any national or supranational Governmental Entity, including the FDA and, with responsibility for granting any Regulatory Authorizations with respect to the applicable Product Candidates.

“Regulatory Authorizations” means any approvals, clearances, authorizations, registrations, certifications, licenses and permits granted by any Governmental Entity, including any INDs and NDAs.

“Remaining Post-Closing Contingent Payment” means Post-Closing Contingent Payments remaining after payment in full of the Preferred Preference Satisfaction.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Representative Expense Fund” has the meaning set forth in Section 9.14(d).

“Representative Losses” has the meaning set forth in Section 9.14(c).

“Requisite Company Vote” has the meaning set forth in Section 3.03(a).

“Requisite Parent Vote” has the meaning set forth in Section 4.03(a).

“Sarbanes-Oxley Act” has the meaning set forth in Section 3.04(a).

“SEC” has the meaning set forth in Section 3.03(c).

“Second Certificate of Merger” has the meaning set forth in Section 1.03(b).

“Second Effective Time” has the meaning set forth in Section 1.03(b).

“Second Merger” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller Fundamental Representations” means those representations of the Company set forth in Section 3.01, Section 3.02, Section 3.03, Section 3.05, and Section 3.11.

“Stockholder Representative” has the meaning set forth in the Preamble.

“Stockholder Representative Engagement Agreement” has the meaning set forth in Section 9.14(c).

“Stockholder Representative Group” has the meaning set forth in Section 9.14(c).

“Stockholder” means a holder of outstanding shares of all classes of Company Capital Stock.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other business entity of which a majority of the shares of voting securities is at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

“Sucampo Debt Obligations” has the meaning set forth in Section 2.04(a)(i).

“Sucampo Notes” means (i) the Convertible Promissory Note in the principal amount of $5,000,000 payable to Sucampo AG issued January 9, 2016 and (ii) the Convertible Promissory Note in the principal amount of $5,000,000 payable to Sucampo AG issued September 6, 2017, in each case as amended from time to time.

“Survival Expiration Date” has the meaning set forth in Section 8.02(a).

“Surviving Corporation” has the meaning set forth in Section 1.01(b).

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Returns” means any return, declaration, report, claim for refund, information return or statement, or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Third Party Claim” has the meaning set forth in Section 8.02(b).

“Transactions” has the meaning set forth in the Recitals.

“Treasury Regulations” means the Treasury regulations promulgated under the Code.

“Voting Debt” has the meaning set forth in Section 3.02(g).

“Written Consent” has the meaning set forth in Section 5.06(a).

Section 9.02    Interpretation; Construction.

(a)    The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Exhibit, Article, or Schedule, such reference shall be to a Section of, Exhibit to, Article of, or Schedule of this Agreement unless otherwise indicated. Unless the context otherwise requires, references herein: (i) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (ii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” and the word “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.” A reference in this Agreement to $ or dollars is to U.S. dollars. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter and Parent Disclosure Letter.

(b)    The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 9.03    Governing Law. This Agreement and all Legal Actions (whether based on contract, tort, or statute) arising out of, relating to, or in connection with this Agreement or the actions of any of the parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

Section 9.04    Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any Legal Action with respect to this Agreement, the Ancillary Documents and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the Ancillary Documents and the rights and obligations arising hereunder or thereunder brought by any other party hereto or thereto or its successors or assigns shall be brought and determined exclusively in the state or federal courts sitting in the County of New Castle, Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Legal Action, in the Superior Court of the State of Delaware (Complex Commercial Division). Each of the parties hereto agrees that mailing of process or other papers in connection with any such Legal Action in the manner provided in Section 9.06 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such Legal Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Legal Action relating to this Agreement, the Ancillary Documents or any of the transactions contemplated by hereunder or thereunder in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Legal Action with respect to this Agreement, the Ancillary Documents and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the Ancillary Documents and the rights and obligations arising hereunder or thereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 9.04; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action, or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, the Ancillary Documents, or the subject matter hereof or thereof, may not be enforced in or by such courts.

Section 9.05    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED BY HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.05.

Section 9.06    Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of actual receipt or (a) when delivered by hand providing proof of delivery; (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient. Such communications must be sent to the respective parties at the following addresses (or to such other Persons or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.06):

If to any Parent Entity, to:                       Panbela Therapeutics, Inc.
712 Vista Blvd #305
Waconia, MN 55387
Attention:         Jennifer K. Simpson
Email:               jsimpson@panbela.com

with a copy (which will not constitute notice) to:
Faegre Drinker Biddle & Reath LLP
90 South Seventh Street
2200 Wells Fargo Center
Minneapolis, MN 55402
Attention:          W. Morgan Burns
                           Joshua L. Colburn
Email:                morgan.burns@faegredrinker.com
                           joshua.colburn@faegredrinker.com

If to the Company, to:                             Cancer Prevention Pharmaceuticals, Inc.
1760 E. River Road, Suite 250
Tucson, AZ 85718
Attention:         Jeffrey Jacob
Email:               jjacob@canprevent.com

with a copy (which will not constitute notice to the Company) to:
Blank Rome LLP
1271 Avenue of the Americas
New York, New York 10020
Attention:         Leslie Marlow
Email:               leslie.marlow@blankrome.com

If to the Stockholder Representative:
Fortis Advisors LLC
Facsimile:         (858) 408-1843
E-mail: notices@fortisrep.com
Attention:         Notice Department (Project Canary)

Section 9.07    Entire Agreement.

This Agreement (including all exhibits, annexes, and schedules referred to herein), the Company Disclosure Letter, the Parent Disclosure Letter, the Confidentiality Agreement and the Ancillary Documents constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreement, the Parent Disclosure Letter, the Company Disclosure Letter (other than an exception expressly set forth as such in the Parent Disclosure Letter or Company Disclosure Letter), and the Ancillary Documents, the statements in the body of this Agreement will control.

Section 9.08    No Third-Party Beneficiaries.

Except as provided in Section 5.10 hereof (which shall be to the benefit of the Persons referred to in such section), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.09    Severability.

If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 9.10    Assignment.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party to this Agreement may assign its rights or obligations hereunder without the prior written consent of the other parties to this Agreement, which consent shall not be unreasonably withheld, conditioned, or delayed; provided, however, that prior to the First Effective Time, Parent may assign its rights under this Agreement to any of Parent’s Affiliates. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.11    Remedies Cumulative.

Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

Section 9.12    Specific Performance.

(a)    The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at Law or in equity.

(b)    Each party further agrees that: (i) no such party will oppose the granting of an injunction or specific performance as provided herein on the basis that the other party has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity; (ii) no such party will oppose the specific performance of the terms and provisions of this Agreement; and (iii) no other party or any other Person shall be required to obtain, furnish, or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.12, and each party irrevocably waives any right it may have to require the obtaining, furnishing, or posting of any such bond or similar instrument.

Section 9.13    Counterparts; Effectiveness.

This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement will have received counterparts signed by all of the other parties.

Section 9.14    Stockholder Representative.

(a)    By approving this Agreement and the transactions contemplated hereby or by executing and delivering a Letter of Transmittal, each Participating Holder shall have irrevocably authorized and appointed Stockholder Representative as such Person’s exclusive representative and true lawful attorney-in-fact to act on behalf of such Person with full power of substitution, to act in the name, place and stead of such Participating Holder for purposes of executing any documents and taking and refrain from taking any actions that the Stockholder Representative may, in its sole discretion, determine to be necessary, desirable or appropriate in connection with the subject matter of this Agreement, the Escrow Agreement and the Stockholder Representative Engagement Agreement, including, without limitation, the exercise of the power to:

(i)    give and receive notices and communications;

(ii)    agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to claims for indemnification made by Parent pursuant to Article VIII;

(iii)    litigate, arbitrate, resolve, settle or compromise any matter arising under this Agreement or the Escrow Agreement, including any claim for indemnification pursuant to Article VIII of this Agreement;

(iv)    execute and deliver all documents necessary or desirable to carry out the intent of this Agreement and any Ancillary Document (including the Escrow Agreement);

(v)    make all elections or decisions contemplated by this Agreement and any Ancillary Document (including the Escrow Agreement);

(vi)    engage, employ or appoint any agents or representatives (including attorneys, accountants and consultants) to assist Stockholder Representative in complying with its duties and obligations; and

(vii)    take all actions necessary or appropriate in the good faith judgment of Stockholder Representative for the accomplishment of the foregoing or otherwise in connection with this Agreement, the Escrow Agreement or the Stockholder Representative Engagement Agreement.

Notwithstanding the foregoing, the Stockholder Representative shall have no obligation to act on behalf of the Participating Holders, except as expressly provided herein, in the Escrow Agreement and in the Stockholder Representative Engagement Agreement, and for purposes of clarity, there are no obligations of the Stockholder Representative in any ancillary agreement, schedule, exhibit or the Company Disclosure Schedules. Each Parent Entity shall be entitled to deal exclusively with Stockholder Representative on all matters relating to this Agreement (including Article VIII) and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Participating Holder by Stockholder Representative, and on any other action taken or purported to be taken on behalf of any Participating Holder by Stockholder Representative, as being fully binding upon such Person. Notices or communications to or from Stockholder Representative shall constitute notice to or from each of the Participating Holders. Any decision or action by Stockholder Representative hereunder under the Escrow Agreement or under the Stockholder Representative Engagement Agreement, including any agreement between Stockholder Representative and any Parent Entity relating to the defense, payment or settlement of any claims for indemnification hereunder, shall constitute a decision or action of all Participating Holders and shall be final, binding and conclusive upon each such Person and such Person’s successors as if expressly ratified and confirmed in writing by such Person. No Participating Holder shall have the right to object to, dissent from, protest or otherwise contest the same. The provisions of this Section 9.14, including the power of attorney granted hereby and the immunities and rights to indemnification granted to the Stockholder Representative Group, are independent and severable, are irrevocable and coupled with an interest and shall not be terminated by any act of any one or more Participating Holders, or by operation of Law, whether by death or other event.

(b)    The Stockholder Representative may resign at any time, and may be removed for any reason or no reason by the vote or written consent of a majority in interest of the Participating Holders according to each Participating Holder’s Pro Rata Share (the “Majority Holders”); provided, however, in no event shall Stockholder Representative resign or be removed without the Majority Holders having first appointed a new Stockholder Representative who shall assume such duties immediately upon the resignation or removal of Stockholder Representative. In the event of the death, incapacity, resignation or removal of Stockholder Representative, a new Stockholder Representative shall be appointed by the vote or written consent of the Majority Holders. Notice of such vote or a copy of the written consent appointing such new Stockholder Representative shall be sent to the Parent Entities, such appointment to be effective upon the later of the date indicated in such consent or the date such notice is received by the Parent Entities; provided, that until such notice is received, Parent, HoldCo, Merger Sub I, and Merger Sub II and the Surviving Corporation shall be entitled to rely on the decisions and actions of the prior Stockholder Representative as described in Section 9.14(a) above. The immunities and rights to indemnification shall survive the resignation or removal of the Stockholder Representative or any member of the Advisory Group and the Closing and/or any termination of this Agreement and the Escrow Agreement.

(c)    The Company has entered into an engagement agreement (the “Stockholder Representative Engagement Agreement”) with the Stockholder Representative to provide direction to the Stockholder Representative in connection with its services under this Agreement, the Escrow Agreement and the Stockholder Representative Engagement Agreement to be assigned prior to or at Closing to one or more Stockholders (such Participating Holders, including their individual representatives, collectively hereinafter referred to as the “Advisory Group”). Except for Actual Fraud or willful misconduct on its part, the Stockholder Representative and its members, managers, directors, officers, contractors, agents and employees and any member of the Advisory Group (collectively, the “Stockholder Representative Group”) shall not be liable to the Participating Holders for actions taken pursuant to this Agreement or the Escrow Agreement, except to the extent such actions shall have been determined by a court of competent jurisdiction to have constituted gross negligence or involved fraud, intentional misconduct or bad faith (it being understood that any act done or omitted pursuant to the advice of counsel, accountants and other professionals and experts retained by Stockholder Representative shall be conclusive evidence of good faith). The Participating Holders shall severally and not jointly (in accordance with their Pro Rata Shares), indemnify and hold harmless Stockholder Representative from and against, compensate it for, reimburse it for and pay any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys’ fees and disbursements, arising out of and in connection with its activities as Stockholder Representative under this Agreement and the Escrow Agreement (the “Representative Losses”), in each case as such Representative Loss is suffered or incurred; provided, that in the event it is finally adjudicated that a Representative Loss or any portion thereof was primarily caused by the gross negligence, fraud, intentional misconduct or bad faith of Stockholder Representative, Stockholder Representative shall reimburse the Participating Holders the amount of such indemnified Representative Loss attributable to such gross negligence, fraud, intentional misconduct or bad faith. Any Representative Losses shall be satisfied from the Participating Holders, severally and not jointly (in accordance with their Pro Rata Shares) and may be recouped from any proceeds payable to the Participating Holders. Subject to Advisory Group approval, the Stockholder Representative may reserve funds from any consideration otherwise distributable to the Participating Holders for future expenses. The Participating Holders acknowledge that the Stockholder Representative shall not be required to expend or risk its own funds or otherwise incur any financial liability in the exercise or performance of any of its powers, rights, duties or privileges or pursuant to this Agreement, the Escrow Agreement, the Stockholder Representative Engagement Agreement or the transactions contemplated hereby or thereby. Furthermore, the Stockholder Representative shall not be required to take any action unless the Stockholder Representative has been provided with funds, security or indemnities which, in its determination, are sufficient to protect the Stockholder Representative against the costs, expenses and liabilities which may be incurred by the Stockholder Representative in performing such actions.

(d)    The Stockholder Representative shall maintain (the “Representative Expense Fund”) as a fund from which the Stockholder Representative shall reimburse itself for or pay directly any fees, expenses or costs that the Stockholder Representative incurs in performing its duties and obligations under this Agreement, the Escrow Agreement or the Stockholder Representative Engagement Agreement, or in connection with any transactions contemplated by this Agreement, including fees and expenses incurred pursuant to the procedures and provisions set forth herein and legal and consultant fees, expenses and costs for reviewing, analyzing and defending any claim or process arising under or pursuant to this Agreement, the Escrow Agreement or the Stockholder Representative Engagement Agreement. The Representative Expense Fund will initially total $100,000. In addition, the first $100,000 of Post-Closing Contingent Payments otherwise payable to Participating Holders will be contributed to the Representative Expense Fund, resulting in total contributions of $200,000. The Participating Holders will not receive any interest or earnings on the Representative Expense Fund and irrevocably transfers and assigns to the Stockholder Representative any ownership right that they may otherwise have had in any such interest or earnings. The Stockholder Representative is not acting as a withholding agent or in any similar capacity in connection with the Representative Expense Fund and has no tax reporting or income distribution obligations. The Stockholder Representative will not be liable for any loss of principal of the Representative Expense Fund. As soon as reasonably determined by the Stockholder Representative or the Advisory Group that the Representative Expense Fund is no longer required to be withheld, the Stockholder Representative shall pay to HoldCo or a designated paying agent, by wire transfer of immediately available funds, the remainder of the Representative Expense Fund and, only if such determination is made after the Parent Entities have been fully reimbursed for the initial balance of the Representative Expense Fund, for further distribution to each Participating Stockholder (subject to each such Participating Holder’s delivery of a properly completed and executed Letter of Transmittal) such Participating Holder’s Pro-Rata Share of the remainder of the Representative Expense Fund.

(e)    Notwithstanding the appointment of the Stockholder Representative hereunder, in the event of any Legal Action following the Closing relating to this Agreement or the transactions or agreements described herein (each, a “Post-Closing Dispute”), all Parties will be entitled to discovery from the Stockholders as if they were parties to the Post-Closing Dispute. With respect to documents, the Stockholders agree that the Stockholder Representative shall have full power and authority to control and produce documents on behalf of the Stockholders to satisfy such entitlement. The Stockholder Representative acknowledges for purpose of any Post-Closing Dispute that it has possession, custody, and control of the Stockholders’ documents. The Stockholder Representative will not assert in a Post-Closing Dispute, by away of defense, in a discovery matter, or otherwise, that it lacks possession, custody or control of the Stockholders’ documents.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

CANCER PREVENTION PHARMACEUTICALS, INC.

By:	/s/ Jeffrey Jacob
Name:	Jeffrey Jacob
Title:	Chief Executive Officer

PANBELA THERAPEUTICS, INC.

By:	/s/ Jennifer K. Simpson
Name:	Jennifer K. Simpson
Title:	President and Chief Executive Officer

CANARY MERGER HOLDINGS, INC.

By:	/s/ Jennifer K. Simpson
Name:	Jennifer K. Simpson
Title:	President and Chief Executive Officer

CANARY MERGER SUBSIDIARY I, INC.

By:	/s/ Jennifer K. Simpson
Name:	Jennifer K. Simpson
Title:	President and Chief Executive Officer

CANARY MERGER SUBSIDIARY II, INC.

By:	/s/ Jennifer K. Simpson
Name:	Jennifer K. Simpson
Title:	President and Chief Executive Officer

And, solely in their capacity as the Stockholder Representative:

By:	/s/ Ryan Simkin
Name:	Ryan Simkin
Title:	Managing Director

9

EXHIBIT A

Form of Lock-Up Agreement

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [●], by and among Canary Merger Holdings, Inc., a Delaware corporation (“HoldCo”), and the undersigned executive officers, directors and persons owning 5% or more of the issued and outstanding shares of Company Common Stock as of the date hereof (the “Company Stockholders”) of Cancer Prevention Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined in this Agreement have the meaning ascribed to such term in the Agreement and Plan of Merger, dated as of [●], by and among the Company, HoldCo, Panbela Therapeutics, Inc., a Delaware corporation (“Parent”), Canary Merger Subsidiary I, Inc., a Delaware corporation (“Merger Sub I”), Canary Merger Subsidiary II, Inc., a Delaware corporation (“Merger Sub II”), and Fortis Advisors LLC, in its capacity as Stockholder Representative (“Stockholder Representative”) (as it may be amended or supplemented from time to time, the “Merger Agreement”). The Company Stockholders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 1 are referred to herein, individually, as a “Holder” and, collectively, as the “Holders.” Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

WHEREAS, pursuant to the Merger Agreement, and in view of the valuable consideration to be received by the parties thereunder, the parties desire to enter into this Agreement, pursuant to which the Holders’ HoldCo Common Stock (the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) The Holders hereby agree not to, during the period commencing from the Closing and through the one hundred and eightieth (180) day anniversary of the date of the Closing (the “Lock-Up Period”), sell, transfer to another or otherwise dispose of, in whole or in part, the Restricted Securities, whether any such transaction is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing, a “Prohibited Transfer”). The foregoing sentence shall not apply to:

(A) the transfer of any or all of the Restricted Securities by a bona fide gift or charitable contribution, by testate or intestate succession, or to a trust, the beneficiaries of which are exclusively the undersigned and/or a member or members of such Holders’ immediate family or an affiliate of such person or by operation of law, such as pursuant to a qualified domestic relations order;

(B) the transfer of any or all of the Restricted Securities to any Permitted Transferee;

(C) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Restricted Securities; provided, that such plan does not provide for the transfer of Restricted Securities during the Lock-Up Period;

(D) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) any transfer of the Restricted Securities to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, (2) any distributions of HoldCo Common Stock or any security convertible into or exercisable for HoldCo Common Stock to limited partners, limited liability company members or stockholders of the undersigned or to the beneficiary of such trust, or (3) any transfer of the Restricted Securities in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Agreement;

(E) if such Restricted Securities are acquired in open market or private transactions (provided, that this subsection (E) shall not apply where any Section 16(a) filing reporting a reduction in beneficial ownership is required to be made by HoldCo or the undersigned, and provided further that no such filing shall be made voluntarily during the Lock-Up Period);

(F) any transfers of the Restricted Securities made by the undersigned to HoldCo to satisfy tax withholding obligations pursuant to HoldCo’s equity incentive plans or arrangement to pay the exercise price of any options issued under any such plan or arrangement which expires during the Lock-Up Period; or

(G) any transfers of the Restricted Securities made in connection with a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of HoldCo Common Stock involving a Change of Control (as defined below) of HoldCo, provided that, in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the Holders’ Restricted Securities shall remain subject to the provisions of this Agreement;

provided, however, that in any of cases (A), (B) or (D), it shall be a condition to such transfer that the transferee, if not a Company Stockholder, enters into a written agreement with HoldCo agreeing to be bound by the restrictions herein; provided, further, that in any of cases (A) or (B) such transfer or distribution shall not involve a disposition for value.

For avoidance of doubt, nothing in this Agreement prohibits the undersigned from exercising any options or warrants under any existing compensation or incentive plan of HoldCo to purchase HoldCo Common Stock (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis), it being understood that any HoldCo Common Stock issued upon such exercises will be subject to the terms of this Agreement, except to the extent such securities are withheld by HoldCo to cover any federal, state and local withholding tax obligations.

As used in this Agreement, “Change of Control” shall mean the consummation of any bona fide third-party tender offer, merger, consolidation or other similar transaction or series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than HoldCo or its subsidiaries, becomes the beneficial owner (as defined in Rule 13d-3 and 13d-5 of the Exchange Act) of 50% or more of the total voting power of the voting capital stock of the Company (or the surviving entity).

As used in this Agreement, the term “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

As used in this Agreement, the term “Permitted Transferee” shall mean:

(i) as a distribution to the direct or indirect general partners, limited partners, shareholders, members of, stockholders, unitholders or owners of similar equity interests in a Holder;

(ii) to any affiliate of a Company Stockholder or to any fund or other entity controlled or managed by such entity or any of its affiliates, or to an investment manager or investment advisor of a Company Stockholder or an affiliate of any such investment manager or investment advisor; or

(iii) to a nominee or custodian of a person or entity to whom a distribution or transfer would be permissible under (i) or (ii) above.

The Holders further agree to execute such agreements as may be reasonably requested by HoldCo that are consistent with the foregoing or that are necessary to give further effect thereto.

(b) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Parent shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, HoldCo may impose stop-transfer instructions with respect to the Restricted Securities (and permitted transferees and assigns thereof) until the end of the Lock-Up Period.

(c) During the Lock-Up Period, each certificate or book-entry position evidencing any Restricted Securities shall be marked with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [●], BY AND AMONG THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d) For the avoidance of doubt, each Holder shall retain all of its rights as a shareholder of HoldCo with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities that are entitled to vote.

2. Miscellaneous.

(a) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of a Holder are personal to such Holder and may not be transferred or delegated at any time.

(b) Third Parties. Nothing contained in this Agreement shall be construed to confer upon any person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

(c) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to its choice of law rules that would require the application of the laws of another jurisdiction). Each party hereto hereby irrevocably and unconditionally (a) agrees that all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall only be brought in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, then in the applicable Delaware state court), or if under applicable law exclusive jurisdiction of such claim or cause of action is vested in the federal courts, then the United States District Court for the District of Delaware, (b) expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof, and (c) waives and agrees not to raise (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such action or proceeding.

(d) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(D).

(e) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(f) Notices. All notices or other communications, including service of process, required or permitted hereunder shall be in writing and shall be deemed given or delivered and received on the earliest of (a) the day when delivered, if delivered personally, (b) one (1) Business Day after deposit with a nationally recognized courier or overnight service such as Federal Express (or upon any earlier receipt confirmed in writing by such service), (c) five (5) Business Days after mailing via U.S. certified mail, return receipt requested, or (d) the date sent, with no mail undeliverable or other rejection notice, if sent by email, in each case addressed as follows:

If to HoldCo:

Canary Merger Holdings, Inc.
[ADDRESS]
Attention: [Name]
Email: [EMAIL ADDRESS]

with a copy to (which will not constitute notice):
Faegre Drinker Biddle & Reath LLP
90 South Seventh Street
2200 Wells Fargo Center
Minneapolis, MN 55402
Attention:          W. Morgan Burns
                           Joshua L. Colburn
Email:                morgan.burns@faegredrinker.com
                           joshua.colburn@faegredrinker.com

If to a Holder:

To the address set forth under such Holder’s signature below.

(g) Amendments and Waivers. Only upon the approval by a majority of the members of the Board of Directors of HoldCo then in office that qualify as “independent” for purposes of audit committee membership under Section 10A-3 under the Exchange Act of 1934, as amended, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived by HoldCo, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of Restricted Securities, shall require the consent of the Holder so affected. No course of dealing between any Holder or HoldCo and any other party hereto or any failure or delay on the part of a Holder or HoldCo in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or HoldCo. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(h) Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i) Specific Performance. Each Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such Holder, money damages will be inadequate and HoldCo will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by such Holder in accordance with their specific terms or were otherwise breached. Accordingly, HoldCo shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(j) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any documents related thereto or referred to therein. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of HoldCo or any of the obligations of any of the Holders under any other agreement between any of the Holders and HoldCo or any certificate or instrument executed by any of the Holders in favor of HoldCo, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of HoldCo or any of the obligations of any of the Holders under this Agreement.

(k) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(l) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by other electronic means in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

CANARY MERGER HOLDINGS, INC.

By:
Name:
Title:

[●]
Name:	Name:
Title:	Title:

[●]
Name:	Name:
Title:	Title:

[●]
By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

EXHIBIT B

Form of Certificate of Incorporation

Panbela Holdings, Inc.

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PANBELA HOLDINGS, INC.

Panbela Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), certifies as follows:

ARTICLE 1
Name

The name of the Corporation is Panbela Holdings, Inc.

ARTICLE 2
Registered Office

The address of the Corporation’s registered office in the State of Delaware is 1675 South State Street, Suite B, Dover, Delaware 19901, located in Kent County. The name of the Corporation’s registered agent for service of process at such address is Capitol Services, Inc.

ARTICLE 3
Purpose

3.1         Purposes. The Corporation will have general business purposes in accordance with the laws of the State of Delaware.

3.2       Powers. The Corporation will have and may exercise all the powers granted or available under the laws of the State of Delaware and laws amendatory thereof and supplementary thereto, including all powers necessary or convenient to effect any or all of the business purposes for which the Corporation is incorporated.

ARTICLE 4
Stock

4.1.         Authorized Capital Stock. The Corporation is authorized to issue one hundred and ten million (110,000,000) shares of capital stock, of which one hundred million (100,000,000) shares will be shares of common stock, par value $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares will be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

4.2         Common Stock. Except as otherwise provided by law or by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. All shares of Common Stock will be voting shares and will be entitled to one vote per share. There shall be no cumulative voting.

4.3         Preferred Stock Rights. Shares of Preferred Stock may be issued from time to time in one or more series. The board of directors of the Corporation is hereby authorized by resolution or resolutions to fix the voting rights, if any, designations, powers, preferences and the relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any unissued series of Preferred Stock, to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

ARTICLE 5
Board Of Directors

5.1         Number and Classification of Directors; Vacancies and Removal.

(a)         Number. Except as otherwise provided by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors.

(b)         Removal. Subject to the rights, if any, of any series of Preferred Stock to elect directors and to remove any director whom the holders of any such series have the right to elect, any director (including persons elected by directors to fill vacancies in the board of directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of directors. At least 45 days prior to any annual or special meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting.

(c)         Classes. The Board shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I directors shall initially serve until the first annual meeting of stockholders following the effectiveness of this Article 5.1(c); Class II directors shall initially serve until the second annual meeting of stockholders following the effectiveness of this Article 5.1(c); and Class III directors shall initially serve until the third annual meeting of stockholders following the effectiveness of this Article 5.1(c). Commencing with the first annual meeting of stockholders following the effectiveness of this Article 5.1(c), directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III.

5.2         No Written Ballot. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE 6
Bylaws

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal the bylaws of the Corporation, subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the bylaws; provided, however, that, with respect to the power of holders of the capital stock to adopt, amend and repeal bylaws of the Corporation, notwithstanding any other provision of the bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the bylaws or any Preferred Stock, the affirmative vote of the holders of at least 66.67% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the bylaws of the Corporation.

ARTICLE 7
Amending The Certificate Of Incorporation

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE 8
Director Liability; Indemnification And Insurance

8.1         Elimination of Certain Liability of Directors. The personal liability of the directors of the Corporation shall be eliminated to the fullest extent permitted by law. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

8.2          Indemnification.

(a)         Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, to the fullest extent permitted by law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) below, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of the board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(b)         Right of Claimant to Bring Suit. If a claim under paragraph (a) above is not paid in full by the Corporation within 30 days after eligibility for a claim has been received/determined by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c)         Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation (as it may be amended from time to time), bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

8.3         Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

8.4         Amendment or Repeal. No amendment, modification or repeal of this Article, adoption of any provision in this Certificate of Incorporation, or change in the law or interpretation of the law shall adversely affect any right or protection of any person under this Article with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal, adoption or change.

ARTICLE 9
Stockholder Action

Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings of the stockholders may not be called by any other person or persons.

ARTICLE 10
Dispute Resolution

10.1         Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any or all intracorporate claims, which shall include claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or (ii) as to which Title 8 of the DGCL confers jurisdiction upon the Delaware Court of Chancery, shall be a state court located within the State of Delaware (or, if no state court located in the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

EXHIBIT C

Form of Bylaws

Panbela Holdings, Inc.

PANBELA HOLDINGS, INC.

Bylaws

ARTICLE I
OFFICES

Section 1.1         REGISTERED OFFICE. The Corporation shall maintain a registered office and registered agent within the State of Delaware at such place within such State as may be designated from time to time by the Board of Directors of the Corporation.

Section 1.2         OTHER OFFICES. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may from time to time require.

ARTICLE II
STOCKHOLDERS

Section 2.1         MEETINGS OF STOCKHOLDERS.

(a)         ANNUAL MEETINGS. Annual meetings of the stockholders, at which they shall elect members of the board of directors and transact such other business as may properly come before the meeting, shall be held on such date and at such time as the board of directors may designate.

(b)         SPECIAL MEETINGS. Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings of the stockholders may not be called by any other person or persons.

(c)         PLACE OF MEETINGS. Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, or solely by means of remote communication, as the board of directors shall determine.

(d)         NOTICE OF MEETING. Notice, stating the place, if any, day and time of the meeting, and the means of remote communication, if any, shall be delivered by the Corporation not less than ten days nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting has been called. Without limiting the manner by which notice may otherwise be given, notice may be given by a form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears in the Corporation’s records. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Article VIII of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders may be cancelled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto).

(e)         CHAIR OF STOCKHOLDERS MEETING. The Chair of the Board, or in the Chair’s absence, a Vice Chair, or in the absence of any Vice Chair, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the Secretary, or in the absence of the Secretary, a chair chosen by a majority of the directors present, shall act as chair of the meetings of the stockholders.

Section 2.2         QUORUM OF STOCKHOLDERS; ADJOURNMENT; REQUIRED VOTE; PROXIES.

(a)    QUORUM OF STOCKHOLDERS; ADJOURNMENT. Except as otherwise provided by law, by the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or by these Bylaws, the holders of a majority of the voting power of the shares of stock of the Corporation issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series issued and outstanding and entitled to vote shall constitute a quorum of such class or series for the transaction of such business. The chair of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given, except that notice of the adjourned meeting shall be required if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b)    REQUIRED VOTE. Except as is otherwise required by law, the Certificate of Incorporation or these Bylaws, each holder of record of shares of stock of the Corporation having voting powers shall be entitled, at each meeting of the stockholders, to one vote for every share of such stock standing in his or her name on the record of stockholders of the Corporation and, if a quorum is present and unless otherwise required by the Certificate of Incorporation, the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, except with respect to the election of directors. Election of directors at all meetings of the stockholders at which directors are to be elected shall, subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, be elected by a plurality of the votes cast.

(c)    PROXIES. Each stockholder of record entitled to vote at any meeting may do so in person or by proxy authorized by an instrument in writing or in such other manner or form, such as electronic transmission, permitted by the Delaware General Corporation Law, by such stockholder or his or her duly authorized attorney in fact.

Section 2.3         LIST OF STOCKHOLDERS. At least ten days before each meeting of stockholders, the Secretary or agent having charge of the stock transfer book shall make a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each. Such list shall be subject to inspection by any stockholder for a period of ten days prior to such meeting, for any purpose related to the meeting, at the principal office of the Corporation at any time during usual business hours or on a reasonably accessible electronic network. Such list shall be produced and kept open at the time and place of meeting, or if the meeting is to be held solely by means of remote communication then on a reasonably accessible electronic network, and shall be subject to the inspection of any stockholder during the whole time of the meeting.

Section 2.4         NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

(a)       ANNUAL MEETINGS OF STOCKHOLDERS.

(1)         Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of meeting, (B) by or at the direction of the board of directors, or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 2.4, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4.

(2)         For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 2.4, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice must set forth:

(A)         as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) information relating to any agreement, arrangement or understanding, including a voting commitment, or any relationship, including financial transactions and compensation, between such person and the stockholder or any Stockholder Associated Person (as defined in Section 2.4(c)(2) below); provided, that the Corporation may also require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director;

(B)         as to any business, other than the nomination of a director or directors, that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and any Stockholder Associated Person in such business, (ii) a description of all agreements, arrangements and understandings between such stockholder and any Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, and (iii) if the proposal or business is to be included in the Corporation’s proxy statement, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment); and

(C)         as to the stockholder giving the notice and any Stockholder Associated Person, (i) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the name and address, if different, of such Stockholder Associated Person, (ii) the class, series and number of all shares of stock of the Corporation which are held of record or are beneficially owned by such stockholder and by such Stockholder Associated Person, (iii) the nominee holder for, and the number of, shares owned beneficially but not of record by such stockholder and by such Stockholder Associated Person, (iv) any derivative position, including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, directly or indirectly held or beneficially held by such stockholder and such Stockholder Associated Person, and whether and the extent to which any hedging, equity swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or interest or any borrowing or lending of shares of stock) has been made by, such stockholder or such Stockholder Associated Person with respect to any shares of stock of the Corporation, or whether such stockholder or Stockholder Associated Person has an economic interest in the Corporation not reported as record or beneficial ownership, (v) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (vi) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (vii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or through a qualified representative at the meeting to propose such nomination or business, and (viii) a representation whether such stockholder or Stockholder Associated Person intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee or to approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such nomination or proposal, and the information called for by this paragraph (2)(C) shall be supplemented by such stockholder and Stockholder Associated Person not later than 10 days after the record date for the meeting to disclose such information as of the record date.

(3)         Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.4 to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.4 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b)         SPECIAL MEETINGS OF STOCKHOLDERS. The business to be transacted at any special meeting shall be limited to the purposes stated in the notice of such meetings. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.4 and is a shareholder of record at the time of the special meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 2.4 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)         GENERAL.

(1)         Only such persons who are nominated in accordance with the procedures set forth in this Section 2.4 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.4. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.4 and, if any proposed nomination or business is not in compliance with this Section 2.4, to declare that such defective nomination or proposal shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.4, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposal, such nomination or proposed business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2)         For purposes of this Bylaw, (A) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and (B) “Stockholder Associated Person” of any stockholder shall mean (i) any person or entity controlling, controlled by or under common control with, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, and (iii) any person or entity controlling, controlled by or under common control with a Stockholder Associated Person as defined in the foregoing clauses (B)(i) or (B)(ii).

(3)         Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

Section 2.5         INSPECTORS OF ELECTIONS. The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1         GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of the board of directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the board of directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.2         NUMBER. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors; provided, however, that no decrease in the number comprising the entire board made pursuant to this Section 3.2 shall shorten the term of any incumbent director.

Section 3.3         SPECIAL MEETINGS. Special meetings of the board of directors may be called by the Chair of the Board, the Chief Executive Officer or the board of directors. The person or persons authorized to call special meetings of the board of directors may fix the place and time of the meetings. Notice of any special meeting shall be given to each director and shall state the time and place for the special meeting.

Section 3.4         NOTICE. If notice of a board of directors’ meeting is required to be given, notice of shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail or courier service, electronic transmission (including, without limitation, via facsimile transmission or electronic mail), or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, no later than the third business day preceding the date of such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least twenty-four hours before such meeting. If by electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 12 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Article IX of these Bylaws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Article VIII of these Bylaws.

Section 3.5         QUORUM. Subject to Section 3.8 of these Bylaws and except as may be otherwise specifically provided by law or the Certificate of Incorporation, a majority of the board of directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the board of directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

Section 3.6         USE OF COMMUNICATIONS EQUIPMENT. Directors may participate in a meeting of the board of directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.7         ACTION BY CONSENT OF THE BOARD OF DIRECTORS. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Section 3.8         VACANCIES. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the board of directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or by the sole remaining director, and each director so chosen shall hold office for a term expiring at the annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified.

Section 3.9         COMMITTEES.

The board of directors may designate one or more committees, each of which shall consist of one or more directors. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

Any committee shall, to the extent provided in a resolution of the board of directors and subject to the limitations contained in the Delaware General Corporation Law, have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation. Each committee shall keep such records and report to the board of directors in such manner as the board of directors may from time to time determine. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business. Except as provided in the next sentence, and unless otherwise provided in a resolution of the board of directors or in rules adopted by the committee, each committee shall conduct its business as nearly as possible in the same manner as provided in these Bylaws for the board of directors. A majority of the members of a committee shall constitute a quorum, and the act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of the committee.

The board of directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. The term of office of the members of each committee shall be as fixed from time to time by the board of directors; provided, however, that any committee member who ceases to be a member of the board of directors shall automatically cease to be a committee member.

Nothing herein shall be deemed to prevent the board of directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the board of directors.

ARTICLE IV
BOOKS AND RECORDS

The board of directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation. Unless otherwise required by the laws of Delaware, the books and records of the Corporation may be kept at the principal office of the Corporation, or at any other place or places inside or outside the State of Delaware.

ARTICLE V
OFFICERS

Section 5.1         OFFICERS; ELECTION OR APPOINTMENT. The board of directors shall take such action as may be necessary from time to time to ensure that the Corporation has such officers as are necessary, under Section 6.1 of these Bylaws and the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended, to enable it to sign stock certificates. In addition, the board of directors at any time and from time to time may elect (a) one or more Chair of the Board and/or one or more Vice Chairs of the Board, (b) one or more Chief Executive Officers, one or more Presidents and/or one or more Chief Operating Officers, (c) one or more Vice Presidents, one or more Treasurers and/or one or more Secretaries and/or (d) one or more other officers, in each case if and to the extent the board of directors deems desirable. The board of directors may give any officer such further designations or alternate titles as it considers desirable. In addition, the board of directors at any time and from time to time may authorize the Chair of the Board or the Chief Executive Officer of the Corporation to appoint one or more officers of the kind described in clauses (c) and (d) above. Any number of offices may be held by the same person and directors may hold any office unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 5.2         TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Unless otherwise provided in the resolution of the board of directors electing or authorizing the appointment of any officer, each officer shall hold office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the board of directors or to such person or persons as the board of directors may designate. Such resignation shall take effect at the time specified therein or, if not so specified, upon receipt, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The board of directors may remove any officer with or without cause at any time. The Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the board of directors at any regular or special meeting or by the Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold such office.

Section 5.3         POWERS AND DUTIES. The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these Bylaws or in a resolution of the board of directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the board of directors. A Secretary or such other officer appointed to do so by the board of directors shall have the duty to record the proceedings of the meetings of the stockholders, the board of directors and any committees in a book to be kept for that purpose.

ARTICLE VI
STOCK

Section 6.1         STOCK CERTIFICATES. The shares of the Corporation may be either in certificated or in uncertificated form. If shares are issued in uncertificated form, each stockholder shall be entitled, upon written request, to a stock certificate or certificates duly numbered, certifying the number and class of shares in the Corporation owned by the stockholder and otherwise as specified in this Section 6.1. Each certificate for shares of stock shall be in such form as may be prescribed by the board of directors and shall be signed in the name of the Corporation by (a) the Chair of the Board, the Chief Executive Officer, the President or a Vice President, and (b) by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Each certificate will include any legends required by law or deemed necessary or advisable by the board of directors.

Section 6.2         LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation and/or the board of directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representatives, to make an affidavit of that fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or issuance of any such new certificate or uncertificated shares. Anything herein to the contrary notwithstanding, the board of directors, in its absolute discretion, may refuse to issue any such new certificate or uncertificated shares, except pursuant to legal proceedings under the laws of the State of Delaware.

Section 6.3         TRANSFERS OF STOCK. The shares of the stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his or her attorney upon surrender for cancellation of a certificate or certificates for at least the same number of shares, or other evidence of ownership if no certificates shall have been issued, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the validity and authenticity of the signature as the Corporation or its agents may reasonably require.

Section 6.4         REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or legal claim or claims to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Section 6.5         REGULATIONS. Except as otherwise provided by law, the board of directors may make such additional rules and regulations, not inconsistent with the Bylaws, as it may deem expedient concerning the issue, transfer and registration of the securities of the Corporation. The board of directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

Section 6.6         RECORD DATE. For the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitlements to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date. Such date shall not be more than 60 nor less than ten days before the date of any such meeting, nor more than 60 days prior to any other action.

ARTICLE VII
DEPOSITARIES AND CHECKS

Depositaries of the funds of the Corporation shall be designated by the board of directors; and all checks on such funds shall be signed by such officers or other employees of the Corporation as the board of directors from time to time may designate.

ARTICLE VIII
WAIVER OF NOTICE

Any notice of a meeting required to be given by law, by the Certificate of Incorporation, or by these Bylaws may be waived by the person entitled thereto, either before or after the time of such meeting stated in such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the board of directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened.

ARTICLE IX
AMENDMENT

In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized to adopt, amend and repeal these Bylaws, subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of the capital stock to adopt, amend and repeal these Bylaws, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least 66.67% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

ARTICLE X
INDEMNIFICATION AND INSURANCE

Section 10.1         RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, claim or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 10.4 of this Article X, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors.

Section 10.2         ADVANCEMENT OF EXPENSES. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition., however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article X or otherwise.

Section 10.3         OBTAINING INDEMNIFICATION. To obtain indemnification under this Article X, the Board of Directors must first determine whether and to what extent a claimant is entitled to indemnification. Claimant, as requested by the Board of Directors, shall submit to the Corporation such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. With respect to evaluating the eligibility of a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the board of directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the board of directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the board of directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the board of directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a Change in Control (as defined below), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the board of directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 30 days after such determination. If a claimant is successful, in whole or in part, in any suit brought against the Corporation to recover the unpaid amount of any claim to indemnification, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

Section 10.4         RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 10.1 of this Article X is not paid in full by the Corporation within 30 days after eligibility for a claim, pursuant to Section 10.3 of this Article X, has been received or determined by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its board of directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 10.5.         CORPORATION’S OBLIGATION TO INDEMNIFY. If a determination shall have been made pursuant to Section 10.3 of this Article X that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4 of this Article X.

Section 10.6         PRECLUSION FROM CHALLENGING ARTICLE X. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 of this Article X that the procedures and presumptions of this Article X are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article X.

For purposes of this Article X:

(a)         “Change in Control” shall be deemed to occur only if a majority of the members of the board of directors shall not be (i) individuals elected as directors of the Corporation for whose election proxies shall have been solicited by the board of directors of the Corporation or (ii) individuals elected or appointed by the board of directors of the Corporation to fill vacancies on the board of directors caused by death or resignation (but not by removal) or to fill newly created directorships.

(b)         “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(c)         “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article X.

Section 10.7         NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of this Article X shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

Section 10.8         INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 10.9 of this Article X, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

Section 10.9         OTHER EMPLOYEES AND AGENTS. The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent or class of employees or agents of the Corporation (including the heirs, executors, administrators or estate of each such person) to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 10.10         VALIDITY OF ARTICLE X. If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE XI
LITIGATION COSTS

Except to the extent prohibited by the Delaware General Corporation Law, and unless the Board of Directors or one of its committees otherwise approves in accordance with Section 141 of the Delaware General Corporation Law, the Certificate of Incorporation and these Bylaws, in the event that any person or entity (a “Claiming Party”) (a) initiates, asserts, joins, offers substantial assistance to or has a direct financial interest in (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or these Bylaws or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a “Covered Proceeding”), and (b) such Claiming Party does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought by such Claiming Party, then each such Claiming Party shall be obligated to reimburse the Corporation and any such director, officer or other employee for all fees, costs and expenses of every kind and description (including, but not limited to, all attorneys’ fees and other litigation expenses) that the Corporation or any such director, officer or other employee actually incurs in connection with the Covered Proceeding.

ARTICLE XII
MISCELLANEOUS PROVISIONS

Section 12.1.         FISCAL YEAR. The fiscal year of the Corporation shall be as fixed by the board of directors.

Section 12.2.         DIVIDENDS. The board of directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

EXHIBIT D

Form of Certificate of Incorporation

Parent Surviving Corporation

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PANBELA THERAPEUTICS, INC.

Panbela Therapeutics, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), certifies as follows:

ARTICLE I

Name

The name of the corporation is Panbela Therapeutics, Inc. (the “Corporation”).

ARTICLE II

Address; Registered Office and Agent

The address of the Corporation’s registered office in the State of Delaware is 1675 South State Street, Suite B, Dover, Delaware 19901, located in Kent County. The name of the Corporation’s registered agent for service of process at such address is Capitol Services, Inc.

ARTICLE III

Purposes

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Capital Stock

The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,000 shares, all of which shall be shares of common stock with the par value of $0.001 per share.

ARTICLE V

Board of Directors

5.1    General. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors (the “Board”). Unless and except to the extent that the Bylaws of the Corporation (the “Bylaws”) shall so require, the election of directors need not be by written ballot.

5.2    Adoption, Amendment or Repeal of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend and repeal Bylaws, subject to the power of the Stockholders of the Corporation to adopt, amend and repeal any Bylaws whether adopted by them or otherwise.

ARTICLE VI

Limitation of Liability

To the fullest extent permitted under the DGCL, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment or repeal of this ARTICLE VI shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.

D-1

ARTICLE VII

Certificate Amendments

The Corporation reserves the right at any time, and from time to time, to amend or repeal any provision contained in this Certificate of Incorporation, and add other provisions authorized by the laws of the State of Delaware at the time in force, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation (as amended) are granted subject to the rights reserved in this ARTICLE VII.

D-2

EXHIBIT E

Form of Certificate of Incorporation

Surviving Corporation

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CANCER PREVENTION PHARMACEUTICALS, INC.

Cancer Prevention Pharmaceuticals, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), certifies as follows:

ARTICLE I

Name

The name of the corporation is Cancer Prevention Pharmaceuticals, Inc. (the “Corporation”).

ARTICLE II

Address; Registered Office and Agent

The address of the Corporation’s registered office in the State of Delaware is 1675 South State Street, Suite B, Dover, Delaware 19901, located in Kent County. The name of the Corporation’s registered agent for service of process at such address is Capitol Services, Inc.

ARTICLE III

Purposes

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Capital Stock

The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,000 shares, all of which shall be shares of common stock with the par value of $0.001 per share.

ARTICLE V

Board of Directors

5.1    General. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors (the “Board”). Unless and except to the extent that the Bylaws of the Corporation (the “Bylaws”) shall so require, the election of directors need not be by written ballot.

5.2    Adoption, Amendment or Repeal of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend and repeal Bylaws, subject to the power of the Stockholders of the Corporation to adopt, amend and repeal any Bylaws whether adopted by them or otherwise.

ARTICLE VI

Limitation of Liability

To the fullest extent permitted under the DGCL, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment or repeal of this ARTICLE VI shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.

E-1

ARTICLE VII

Certificate Amendments

The Corporation reserves the right at any time, and from time to time, to amend or repeal any provision contained in this Certificate of Incorporation, and add other provisions authorized by the laws of the State of Delaware at the time in force, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation (as amended) are granted subject to the rights reserved in this ARTICLE VII.

E-2

EXHIBIT F

Form of Replacement Option

PANBELA HOLDINGS, INC.

STOCK OPTION ASSUMPTION NOTICE

As you know, on [DATE], 2022 (the “Closing Date”) Panbela Therapeutics, Inc. (“Panbela”) acquired Cancer Prevention Pharmaceuticals, Inc. (“CPP”) (the “Merger”), pursuant to the Agreement and Plan of Merger by and among Panbela Therapeutics, Inc., Cancer Prevention Pharmaceuticals, Inc, Canary Merger Holdings, Inc. (“HoldCo”), Canary Merger Subsidiary I, Inc., and Canary Merger Subsidiary II, Inc., dated as of [DATE] (the “Merger Agreement”). At the Closing Date, you held one or more outstanding options, vested or unvested, to purchase the common stock of CPP granted to you under the Cancer Prevention Pharmaceuticals, Inc. 2010 Equity Incentive Plan (the “Plan”). Pursuant to the Merger Agreement, on the Closing Date, HoldCo assumed all obligations of CPP under the outstanding option(s), whether or not then vested or exercisable, issued under the Plan and held by optionees who were service providers of CPP immediately prior to the Closing Date. This Stock Option Assumption Notice (the “Notice”) evidences the terms of HoldCo’s assumption of your outstanding option(s) to purchase’s common stock granted to you under the Plan (the “CPP Option(s)”), and documented by a stock option agreement(s), including any amendment(s) thereof, entered into by and between you and CPP (collectively, the “Option Agreement(s)”), including the necessary adjustments for assumption of the CPP Option(s) that are required by the Merger.

The table below summarizes your CPP Option(s) immediately before and after the Merger:

Grant Details

Optionee Name	[Optionee Name]

Grant Date	[Grant Date]

Type of Option	[ISO/NSO]

Number of HoldCo Option Shares	[Shares Granted]

Exercise Price Per HoldCo Share	[$ . ]

Original Number of CPP Option Shares	[Pre-Merger Shares]

Original Exercise Price Per CPP Share	[Pre-Merger Exercise Price]

Expiration Date	[Expiration Date]

Vesting Schedule Post-Merger:	100% Vested

This Option shall be exercisable for thirty (30) days after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for six (6) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

F-1

Pursuant to the Merger Agreement and the Plan, your outstanding CPP Option(s) was assumed by HoldCo as of the Closing Date and converted into an equivalent option to acquire that number of whole shares of HoldCo common stock (“HoldCo Option(s)”) equal to the product, determined by multiplying (i) the Option Exchange Ratio (as defined in the Merger Agreement and specified below) by (ii) the number of shares of common stock that were issuable upon exercise of your outstanding CPP Option(s) immediately prior to the Closing Date, and rounding the resulting product down to the next whole number of shares of HoldCo common stock. The exercise price per share of your HoldCo Option(s) was determined by (i) dividing the exercise price per share of common stock at which your outstanding CPP Option(s) was exercisable immediately prior to the Closing Date by (ii) the Option Exchange Ratio, and rounding the resulting quotient up to the next whole cent. These post-Merger adjustments are based on an Option Exchange Ratio of [●], as determined in accordance with the terms of the Merger Agreement, and are intended to: (i) assure that the total spread of your HoldCo Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Merger; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Merger.

Unless otherwise defined herein, the terms defined in the Plan and Option Agreements shall have the same defined meanings in this Notice, except that all references to the Company shall be replaced with HoldCo.

The terms and conditions of the original Option Agreement(s) will continue to apply to your HoldCo Option(s), except (1) Your HoldCo Option(s) are fully vested, (2) the HoldCo Option(s) will be exercisable for shares of HoldCo common stock as described above, (3) the exercise price applicable to the HoldCo Option(s) will be determined as described above. Upon termination of your service with HoldCo or any present or future HoldCo subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your HoldCo Option(s) to the extent outstanding at the time of termination after which time your HoldCo Option(s) will expire and NOT be exercisable for HoldCo common stock.

To exercise your HoldCo Option(s), you must notify HoldCo by completing a “Notice of Exercise of Stock Option” in a form approved by HoldCo and filing it with the Human Resources Department of HoldCo. Any notice of exercise must specify how many shares of HoldCo common stock you wish to purchase and how such shares should be registered. The notice of exercise will be effective when it is received by HoldCo.

Nothing in this Notice or the Option Agreement(s) interferes in any way with your right and HoldCo or any present or future HoldCo subsidiary’s right, which rights are expressly reserved, to terminate your service at any time for any reason. Future options, if any, you may receive from HoldCo will be governed by the terms of the HoldCo stock option plan under which such options are granted, and such terms may be different from the terms of your HoldCo Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of service.

F-2

EXHIBIT G

Form of Replacement Warrant

FORM OF REPLACEMENT WARRANT

This Warrant Replacement Notice (this “Replacement Notice”) is issued by Cancer Prevention Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Panbela Holdings, Inc., a Delaware corporation formerly known as Canary Merger Holdings, Inc. (“HoldCo”).Capitalized terms used, but not defined herein, have the meanings ascribed to them in the Agreement and Plan of Merger dated as of February 21, 2022 (the “Merger Agreement”) by and among the Company, Panbela Therapeutics, Inc., (“Parent”), HoldCo, Canary Merger Subsidiary I, Inc., Canary Merger Subsidiary II, Inc., (“Merger Sub II”), and Fortis Advisors, LLC, in its capacity as Stockholder Representative.

WHEREAS, the Company and [●] or its registered assigns (the “Holder”) are parties to that certain Warrant to Purchase Common Stock of Cancer Prevention Pharmaceuticals, Inc., dated as of [●], (the “Existing Warrant”; capitalized terms used herein but not otherwise defined in this Replacement Notice shall have the meanings ascribed to such terms in the Existing Warrant);

WHEREAS, pursuant to the Existing Warrant, the Company issued [●]warrants to the Holder to purchase shares of the Company’s common stock, par value $0.001 per share (“Company Common Stock”), at a purchase price of $5.00 per share;

WHEREAS, the Merger Agreement provides, among other things, that Merger Sub II will be merged with and into the Company and Merger Sub II shall cease to exist, and the Company shall continue as the surviving corporation as a subsidiary of Holdco; and that each warrant to acquire shares of Company Common Stock (each, a “Company Warrant”) that is outstanding immediately prior to the consummation of the merger shall be, without any action on the part of the holder thereof be assumed by HoldCo and shall be converted into a warrant to purchase shares of common stock of HoldCo (“HoldCo Common Stock”);

WHEREAS, the Merger Agreement also provides that warrant as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the warrant immediately prior to the consummation of the merger, and each assumed and converted warrant shall be a warrant to acquire that number of whole shares of HoldCo Common Stock (rounded down to the nearest whole share) equal to the product of: (i) the number of shares of Company Common Stock subject to each Existing Warrant; and (ii) the Exchange Ratio (as defined in the Merger Agreement), at an exercise price per share of HoldCo Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Company Common Stock of such Existing Warrant by (B) the Exchange Ratio; and

WHEREAS, Section 5(a) of the Existing Warrant provides that the Company and its successor may make appropriate adjustments to the Existing Warrant in the event of a merger involving the Company.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Existing Warrant is amended and replaced with the following Warrant to Purchase Common Stock of HoldCo, effective as of the date of the consummation of the Merger.

WARRANT TO PURCHASE COMMON STOCK

OF

PANBELA HOLDINGS, INC.

No. [●]	Amended as of February 21, 2022
Replaces warrant dated as of [ORIGINAL ISSUE DATE]
Void after [EXPIRATION DATE]

THIS CERTIFIES THAT, for value received [●] or its registered assigns (the “Holder”) is entitled, subject to the provisions and upon the terms and conditions set forth herein, at any time on or after, February 21, 2022 and prior to or at 5:00 p.m. (New York time) on [EXPIRATION DATE] to purchase from Panbela Holdings, Inc., a Delaware corporation (the “Company”) up to [●] shares of common stock, par value $0.001 per share of the Company, as subject to adjustment hereunder (the “Shares”). The purchase price shall be equal to $[●] per share, subject to further adjustment. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant replaces a warrant originally issued on [ORIGINAL ISSUE DATE] in connection with the transactions described in an Exchange Agreement, dated as of the same date (as amended, modified or supplemented), by and among the Cancer Prevention Pharmaceuticals, Inc. and the Holder (the “Exchange Agreement”) pursuant to which the Holder exchanged a Convertible Promissory Note for securities, including this Warrant.

1.            Exercise of the Warrant.

(a)    Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, by:

(i)    the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

(ii)    the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by wire transfer or certified, cashier's or other check acceptable to the Company and payable to the order of the Company.

(b)    Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall instruct its transfer agent or depository to enter in its book entry settlement system the names of the respective holders thereof for that number of shares issuable upon such exercise. If the transfer agent or depository for the Company ceases to make its book-entry settlement system available for the Shares the Company shall instruct the transfer agent or depository to issue physical certificates for the Shares.

(c)    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

(d)    Reservation of Common Stock. The Company agrees during the term the rights under this Warrant are exercisable to take all reasonable action to reserve and keep available from its authorized and unissued shares of Common Stock for the purpose of effecting the exercise of this Warrant such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient for purposes of the exercise of this Warrant, without limitation of such other remedies as may be available to the Holder, the Company will use all reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized and unissued shares of Common Stock to a number of shares as shall be sufficient for such purposes. The Company represents and warrants that all shares that may be issued upon the exercise of this Warrant will, when issued in accordance with the terms hereof, be validly issued, fully paid and nonassessable.

2.            Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

3.            Transfer of the Warrant.

(a)    Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

(b)    Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 3(a), issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

(c)    Transferability of the Warrant Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”), and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 4, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)    Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

(e)    Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

4.            Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a)    Restrictions on Transfers. Any transfer of this Warrant or the Shares must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Shares, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Shares subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and

(i)    there is then in effect a registration statement under the Securities Act disposition and such disposition is made in accordance with such registration statement or

(ii)     (A) such Holder shall have given prior written notice to the Company of such Holder's intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and (C) if requested by the Company, such Holder shall have furnished the Company, at the Holder's expense, with an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Shares under the Securities Act; or

(iii)    a “no action” letter from the Securities and Exchange Commission to the effect that the transfer of such Shares without registration will not result in a recommendation by the staff of the Shares and Exchange Commission that action be taken with respect thereto, whereupon such Holder shall be entitled to transfer such Shares in accordance with the terms of the notice delivered by the Holder to the Company.

(b)    Permitted Transfers. Permitted transfers include (i) a transfer not involving a change in beneficial ownership, or (ii) transactions involving the distribution without consideration of Shares by any Holder to (x) a parent, subsidiary or other affiliate of a Holder that is a corporation, (y) any of the Holder's partners, members or other equity owners, or retired partners or members, or to the estate of any of its partners, members or other equity owners or retired partners or members, or (z) a venture capital fund that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, the Holder; provided, in each case, that the Holder shall give written notice to the Company of the Holder's intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c)    Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 4.

(d)    Removal of Legend. Any legend referring to federal and state securities laws identified stamped on a certificate evidencing the Shares (and the common stock issuable upon conversion thereof) and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification.

5.            Adjustments. Subject to the expiration of this Warrant, the number and kind of Shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a)    Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company in which Shares are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

(b)    Reclassification of Shares. If the Shares issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c)    Subdivisions and Combinations. In the event that the outstanding shares of Common Stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of Common Stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d)    Notice of Adjustments. Upon any adjustment in accordance with this Section 5, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

6.            No Rights as a Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

7.            Miscellaneous.

(a)    Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder.

(b)    Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c)    Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to the Holder) or otherwise delivered by hand, messenger or courier service addressed:

(i)    if to the Holder, to the Holder at the Holder's address, facsimile number or electronic mail address as shown in the Company's records, as may be updated in accordance with the provisions hereof, or until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address, facsimile number or electronic mail address of the last holder of this Warrant for which the Company has contact information in its records; or

(ii)    if to the Company, to the attention of the President or Chief Financial Officer of the Company at the Company's address as shown on the signature page hereto, or at such other address as the Company shall have furnished to the Holder.

Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered, or (ii) if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address. In the event of any conflict between the Company's books and records and this Warrant or any notice delivered hereunder, the Company's books and records will control absent fraud or error.

(d)    Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

(e)    Jurisdiction and Venue. Each of the Holder and the Company irrevocably consents to the exclusive jurisdiction and venue of any court within Kent County in the State of Delaware in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein, and agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons.

(f)    Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(g)    Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(h)    Waiver of Jury Trial EACH OF THE HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS WARRANT.

(i)    Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

(j)    Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(signature page follows)

The Company signs this Warrant as of the date stated on the first page.

PANBELA HOLDINGS, INC.

By
Name:
Title:

NOTICE OF EXERCISE

To: PANBELA HOLDINGS, INC. (the “Company”)

Attention: Chief Executive Officer or Chief Financial Officer

(1)    Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant, which shares shall be issued in the name of the undersigned set forth below:

Number of shares of common stock to be issued:

Exercise Price:

Total Cash Payment to Company:

(2)    Investment Intent. The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in the Exchange Agreement are true and correct as of the date hereof.

(3)    Consent to Receipt of Electronic Notice. Subject to the limitations set forth in Delaware General Corporation Law §232(e), the undersigned consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company's certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number provided below (or to any other facsimile number for the undersigned in the Company's records), (ii) electronic mail to the electronic mail address provided below (or to any other electronic mail address for the undersigned in the Company's records), (iii) posting on an electronic network together with separate notice to the undersigned of such specific posting, or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the undersigned. This consent may be revoked by the undersigned by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

[Signature Page Follows]

For Individuals: Warrant Holder Name: Signature: Name: Address: ______________________________ ______________________________ Date: ____________________ Fax number: Email address:	For Entities: Warrant Holder Name: Signature: Name: Title: Address: ______________________________ ______________________________ Date: ____________________ Fax number: Email address:

Exhibit A

to Warrant

ASSIGNMENT FORM

ASSIGNOR:

COMPANY: PANBELA HOLDINGS, INC.

WARRANT: WARRANT NO [●] DATED FEBRUARY 21, 2022 AS AMENDED

DATE:

(1)    Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee: _____________________________

Address of Assignee: __________________________________________________________

Number of Shares Assigned: _____________________________

and does irrevocably constitute and appoint                                                      as attorney to make such transfer on the books of Panbela Holdings, Inc., maintained for the purpose, with full power of substitution in the premises.

(2)    Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder (and any shares issuable upon conversion thereof) (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

(3)    Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same.

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

Assignor: Name: Signature: Title: Address: _____________________________ _____________________________	Assignee: Name: Signature: Title: Address: _____________________________ _____________________________

A-1

Appendix B
to Proxy Statement

Canaccord Genuity LLC 99 High Street Suite 1200 Boston, MA USA 02110 T1: 1.617.371.3900 T2: 1.800.225.6201 cgf.com

February 21, 2022

Board of Directors

Panbela Therapeutics, Inc.

712 Vista Blvd. #305

Waconia, MN 55387

Members of the Board:

We understand that Panbela Therapeutics, Inc., a Delaware corporation (“Parent”), Canary Merger Holdings, Inc., a Delaware corporation and direct wholly owned subsidiary of Parent (“HoldCo”), Canary Merger Subsidiary I, Inc., a Delaware corporation and a wholly owned subsidiary of HoldCo (“Merger Sub I”), Canary Merger Subsidiary II, Inc., a Delaware corporation and a wholly owned subsidiary of HoldCo (“Merger Sub II”), Cancer Prevention Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Fortis Advisors, LLC, as Stockholder Representative, intend to enter into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the foregoing parties will effect a series of related transactions (collectively, the “Transactions”) as outlined below. The terms and conditions of the Transactions are more fully set forth in the Merger Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, on the Closing Date, upon the terms and subject to the conditions of the Merger Agreement, Merger Sub I will merge with and into Parent (the “First Merger”), with Parent surviving the First Merger as a wholly owned subsidiary of HoldCo, and each share of common stock of Parent (“Parent Common Stock”) issued and outstanding immediately prior to the effective time of the First Merger (other than any shares to be cancelled pursuant to the terms of the Merger Agreement) will be converted into the right to receive one validly issued, fully paid and nonassessable share of common stock of HoldCo (“HoldCo Common Stock”). Immediately following the First Merger, upon the terms and subject to the conditions of the Merger Agreement, Merger Sub II will merge with and into the Company (the “Second Merger”), with the Company surviving the Second Merger as a wholly owned subsidiary of HoldCo, and each share of common stock of the Company and each share of preferred stock of the Company (on an as-converted to common stock basis) issued and outstanding immediately prior to the effective time of the Second Merger (other than any shares to be cancelled pursuant to the terms of the Merger Agreement or held by a holder who has properly exercised appraisal rights in accordance with Section 262 of the Delaware General Corporation Law) will be converted into the right to receive (i) a number of validly issued, fully paid and nonassessable shares of HoldCo Common Stock equal to the Exchange Ratio, plus (ii) a right to receive a portion of the Post-Closing Contingent Payments as described in the Merger Agreement, which Post-Closing Contingent Payments will not exceed an aggregate amount of $60.0 million (collectively, the “Company Merger Consideration”). For purposes of this opinion, we have assumed, at your direction, that the target proportion of HoldCo Common Stock to be held by legacy holders of the Company’s equity securities (determined on a fully-diluted basis in accordance with the Merger Agreement) will be 41% (or 45% if, as of the date specified in the Merger Agreement, all payment obligations of the Company under the Sucampo Notes have been fully satisfied (or the lender thereunder has irrevocably committed to an arrangement that will result in full satisfaction in advance of the Closing of all such payment obligations)), without any adjustment. You have requested our opinion, as of the date hereof, as to whether the Company Merger Consideration to be paid by HoldCo pursuant to the Merger Agreement is fair, from a financial point of view, to Parent.

1

Board of Directors of

Panbela Therapeutics, Inc.

February 21, 2021

Canaccord Genuity LLC (“Canaccord Genuity”), as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Parent, HoldCo, the Company or their respective affiliates. During the two years preceding the date of this opinion, we have not provided any investment banking or other financial services of a material nature to Parent, HoldCo or the Company. We may provide investment banking and other services to or with respect to Parent, HoldCo, the Company or their respective affiliates in the future, for which we may receive compensation.  We have acted as financial advisor to Parent in connection with the Transactions. We will receive fees for our services in connection with the Transactions, a portion of which was payable in connection with the signing of our engagement letter with Parent, a portion of which is payable upon the delivery of this opinion, and the remainder of which is contingent upon the consummation of the Transactions. In addition, Parent has agreed to reimburse certain of our expenses and indemnify us for liabilities relating to or arising out of our engagement.

In connection with our review of the proposed Transactions and developing our opinion, we have:

(i)	reviewed certain publicly available historical business and financial information concerning Parent;

(ii)	reviewed certain historical financial statements and other historical financial and operating data concerning Parent and the Company provided to us by management of Parent;

(iii)	reviewed certain estimates and data relating to Parent and the Company prepared by the management of Parent or the Company that we have been directed to utilize by Parent in our analysis;

(iv)	conducted discussions with members of management of Parent regarding the past and current operations and financial condition and the prospects of Parent and the Company;

(v)	reviewed financial and stock market data for certain companies, the securities of which are publicly traded, that we deemed to be relevant to the Company;

2

Board of Directors of

Panbela Therapeutics, Inc.

February 21, 2021

(vi)	compared the financial terms of the Transactions with the financial terms of certain other acquisitions we deemed to be relevant and comparable to the Transactions;

(vii)

reviewed the terms of the Merger Agreement provided to us by Parent on February 17, 2021, which we have assumed, with your consent, to be identical in all material respects to the agreement executed by the parties; and

(viii)

reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as we deemed necessary, including an assessment of general securities, economic, market and monetary conditions.

In connection with our review and arriving at our opinion, we have not independently verified any of the foregoing information, have relied on such information, have assumed that all such information is complete and accurate in all material respects, and have relied on assurances of management of Parent and the Company that they are not aware of any facts that would make such information misleading. With respect to any forward-looking information reviewed by us, we have assumed, with your consent, that such information has been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the matters covered thereby, and we have relied, at your direction, on such information for purposes of our analysis and this opinion. We express no view or opinion as to such information or the assumptions on which it is based. We note that we were not provided with financial forecasts regarding Parent’s or the Company’s businesses that management of Parent directed us to use in our analysis. We also express no view as to the likelihood of whether any of the approvals or other milestones upon which the Post-Closing Contingent Payments are to be paid pursuant to the Merger Agreement will be obtained or whether the Post-Closing Contingent Payments will become payable.  We also have assumed that (i) the Transactions will be consummated upon the terms set forth in the Merger Agreement, without any waiver, modification or amendment of any material term, condition or agreement therein which would be in any way meaningful to our analysis, (ii) the representations and warranties made by the parties to the Merger Agreement are and will be true and correct in all respects material to our analysis, and (iii) in the course of obtaining necessary governmental, regulatory and third party approvals and consents for the Transactions, no modification, delay, limitation, restriction or conditions will be imposed which would have an adverse effect on Parent, HoldCo or the Company or be in any way meaningful to our analysis.

This opinion has been approved by a fairness committee of Canaccord Genuity. Our opinion is rendered on the basis of securities, economic, market and monetary conditions prevailing as of the date hereof and on the prospects, financial and otherwise, of Parent and the Company known to us as of the date hereof. It should be understood that (i) subsequent developments may affect the conclusions expressed in this opinion if this opinion were rendered as of a later date, and (ii) Canaccord Genuity disclaims any obligation to advise any person of any change in any manner affecting this opinion that may come to our attention after the date of this opinion. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion. We have not been requested to conduct and we have not conducted, nor have we relied upon, any independent valuation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of Parent, HoldCo or the Company. We also have not evaluated and do not express any opinion as to the solvency of any party to the Merger Agreement, or the ability of Parent, HoldCo or the Company to pay its obligations when they become due, or as to the impact of the Transactions on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters.

3

Board of Directors of

Panbela Therapeutics, Inc.

February 21, 2021

This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to Parent of the Company Merger Consideration to be paid by HoldCo pursuant to the Merger Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of any other agreements or arrangements contemplated by the Merger Agreement or entered into in connection with the Transactions. We also express no opinion as to the fairness of the Transactions to the holders of any class of securities, creditors or other constituencies of Parent, HoldCo or the Company. Our opinion does not address the relative merits of the Transactions as compared to other business strategies or transactions that might be available to Parent, nor does it address the underlying business decision of Parent to proceed with the Transactions or any view on another term or aspect of the Transactions, including, without limitation, the structure or form of the Transactions. We also note that we are not legal, accounting, regulatory or tax experts and have relied on the assessments made by Parent and its advisors with respect to such matters, including, without limitation, the Intended Tax Treatment. We have not considered, and we express no opinion as to, the fairness of the amount or nature of the compensation to any of the officers, directors or employees of Parent, HoldCo, the Company or any other party, or class of such persons. Further, we express no opinion as to in the future what the price or range of prices at which the shares of Parent Common Stock or HoldCo Common Stock or any other securities may trade or otherwise be transferable, including following announcement of the Transactions.

It is agreed between the Board of Directors of Parent and Canaccord Genuity that this opinion, as set forth in this letter form, is directed to and for the information of the Board of Directors only (in its capacity as such) in connection with its evaluation of the Transactions and does not constitute advice or a recommendation to the Board of Directors as to how the Board of Directors should vote with respect to the Merger Agreement or to any stockholder of Parent as to how such stockholder should vote its shares of Parent Common Stock with respect to any matter related to the Transactions, or how such person should otherwise act with respect to the Transactions or any other matter.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Company Merger Consideration to be paid by HoldCo pursuant to the Merger Agreement is fair, from a financial point of view, to Parent.

Sincerely,

/s/ CANACCORD GENUITY LLC

CANACCORD GENUITY LLC

4

Appendix C
to Proxy Statement

Cancer Prevention Pharmaceuticals, Inc. Consolidated Financial Statements Years Ended December 31, 2021 and 2020

1

Consolidated Financial Statements

Year Ended December 31, 2021 and 2020

Contents

INDEPENDENT AUDITORS’ REPORT		3
CONSOLIDATED BALANCE SHEETS		5
CONSOLIDATED STATEMENTS OF OPERATIONS		6
CONSOLIDATED STATEMENTS OF CHANGES IN CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT		7
CONSOLIDATED STATEMENTS OF CASH FLOWS		8
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS		9
1.	NATURE OF BUSINESS	9
2.	BASIS OF PRESENTATION	9
3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	10
4.	MALLINCKRODT OPTION AGREEMENT, LICENSE AGREEMENT AND MASTER SERVICES AGREEMENT	14
5.	LICENSE AGREEMENT WITH ONE-TWO THERAPEUTICS	16
6.	FAIR VALUE OF FINANCIAL INSTRUMENTS	16
7.	BALANCE SHEET COMPONENTS	18
8.	CONVERTIBLE PREFERRED STOCK	18
9.	STOCKHOLDERS’ DEFICIT	20
10.	COLLABORATION ARRANGEMENTS	22
11.	CONVERTIBLE NOTES	23
12.	WARRANTS	27
13.	LONG-TERM DEBT	29
14.	COMMITMENTS AND CONTINGENCIES	30
15.	INCOME TAXES	32
16.	RELATED PARTIES	33
17.	DEFINED CONTRIBUTION PLAN	34
18.	SUBSEQUENT EVENTS	34

2

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders

of Cancer Prevention Pharmaceuticals, Inc.

Opinion

We have audited the consolidated financial statements of Cancer Prevention Pharmaceuticals, Inc. (the “Company”), which comprise the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, changes in convertible preferred stock and stockholders’ deficit, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter regarding Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has not yet realized any significant revenues from its planned principal operations and as a result continues to project significant cash outflows from operations with little or no revenue opportunities. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

3

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ Mayer Hoffman McCann P.C.

San Diego, CA

March 22, 2022

4

Cancer Prevention Pharmaceuticals, Inc.

Consolidated Balance Sheets

	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$696,188	$420,835
Prepaid expenses and other current assets	295,110	70,641
Total current assets	991,298	491,476
Property and equipment, net	-	-
Total assets	991,298	491,476

Liabilities, convertible preferred stock, and stockholders’ deficit
Current liabilities:
Accounts payable	524,149	768,960
Accrued expenses	99,486	1,217,422
Current portion of convertible debt, net	557,390	-
Current portion of accrued interest on debt	85,696	-
Current portion of long-term debt, net	650,000	-
Warrant liability	126,897	186,217
Total current liabilities	2,043,618	2,172,599
Convertible debt, net	11,794,561	11,438,894
Long-term debt, net of current portion	-	650,000
Accrued interest, net of current portion	1,960,591	1,581,375
Total liabilities	15,798,770	15,842,868
Convertible preferred stock:
Series A-1, $0.001 par value: Authorized shares – 7,300,000: issued and outstanding shares – 1,509,401; liquidation value of $7,371,381 at December 31, 2021 and 2020	7,374,405	7,374,405
Series A-2, $0.001 par value: Authorized shares – 6,000,000: issued and outstanding shares – 1,050,500; liquidation value of $5,252,500 at December 31, 2021 and 2020	5,151,657	5,151,657
Total convertible preferred stock	12,526,062	12,526,062

Stockholders’ deficit:
Common stock, $0.001 par value: Authorized shares – 35,000,000; Issued and outstanding shares – 2,681,920 and 2,614,420 at December 31, 2021 and 2020, respectively	2,682	2,614
Additional paid-in capital	8,318,812	8,088,497
Accumulated deficit	(35,655,028)	(35,968,565)
Total stockholders’ deficit	(27,333,534)	(27,877,454)
Total liabilities, convertible preferred stock and stockholders’ deficit	$991,298	$491,476

See accompanying notes.

5

Cancer Prevention Pharmaceuticals, Inc.

Consolidated Statements of Operations

	Year Ended December 31,
	2021	2020

Revenue	$4,541,885	$-

Operating expenses
Cost of revenue	1,002,624	-
Research and development	1,192,742	5,218,273
General and administrative	1,430,731	2,391,978
Income (loss) from operations	915,788	(7,610,251)

Other income (expense)
Interest expense, net	(804,365)	(748,024)
Inducement expense	-	(161,888)
Other income	12,201	110
Gain on extinguishment of debt	300,825	301,202
Change in fair value of warrant liability	59,320	914,121
Loss on foreign currency exchange	(170,232)	(16,521)
Total other income(expense)	(602,251)	289,000
Income (loss) before income taxes	313,537	(7,321,251)

Income tax expense (benefit)	-	-
Net income (loss) attributable to common stockholders	$313,537	$(7,321,251)

See accompanying notes.

6

Cancer Prevention Pharmaceuticals, Inc.

Consolidated Statements of Changes in Convertible Preferred Stock and Stockholders’ Deficit

	Convertible Preferred Stock
							Additional
	Series A-1		Series A-2		Common Stock		Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Total
Balance at December 31, 2019	1,113,749	$5,406,791	1,050,500	$5,151,657	2,614,420	$2,614	$7,500,076	$(28,647,314)	$(21,144,624)
Conversion of 2016 Bridge Notes to Series A-1 at $5/share, net of $10,673 of issuance costs	395,652	1,967,614
Stock-based compensation related to stock options							414,145		414,145
Issuance of Common Stock Warrants at $5/share							161,888		161,888
Issuance of Common Stock Warrants at $6/share							12,388		12,388
Net loss								(7,321,251)	(7,321,251)
Balance at December 31, 2020	1,509,401	$7,374,405	1,050,500	$5,151,657	2,614,420	$2,614	$8,088,497	$(35,968,565)	$(27,877,454)
Stock-based compensation related to stock options							217,558		217,558
Exercise of stock options					67,500	68	12,757		12,825
Net income								313,537	313,537
Balance at December 31, 2021	1,509,401	$7,374,405	1,050,500	$5,151,657	2,681,920	$2,682	$8,318,812	$(35,655,028)	$(27,333,534)

See accompanying notes.

7

Cancer Prevention Pharmaceuticals, Inc.

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2021	2020
Operating activities
Net income (loss)	$313,537	$(7,321,251)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Change in fair value of warrant liability	(59,320)	(914,121)
Inducement expense	-	161,888
Gain on extinguishment of debt	(300,825)	(301,202)
Stock-based compensation	217,558	414,145
Amortization of debt discount and deferred financing costs	24,257	48,780
Accrued interest on debt	780,180	711,416
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(224,469)	73,117
Accounts payable and accrued expenses	(1,362,747)	1,021,068
Deferred revenue	-	(9,596)
Net cash used in operating activities	(611,829)	(6,115,756)

Financing activities
Proceeds from notes payable	874,357	301,202
Repayment of debt	-	(519,047)
Exercise of stock options	12,825	-
Series A-1 preferred stock issuance costs	-	(10,673)
Net cash provided by (used) in financing activities	887,182	(228,518)
Net increase (decrease) in cash and cash equivalents	275,353	(6,344,274)
Cash and cash equivalents, beginning of year	420,835	6,765,109
Cash and cash equivalents, end of year	$696,188	$420,835

Supplemental disclosures of cash flow information

	Year Ended December 31,
	2021	2020
Cash paid for interest	$-	$69,869

Supplemental non-cash investing and financing activities
Debt and interest converted into series A-1 Preferred Stock	$-	$1,978,260
Issuance of warrants at $5 per share	-	161,888
Issuance of warrants at $6 per share	-	12,388
Interest rolled into new principal balance of 2017 Bridge Notes	313,800	-

See accompanying notes.

8

Cancer Prevention Pharmaceuticals, Inc.

Notes to Consolidated Financial Statements

1.	Nature of Business

Cancer Prevention Pharmaceuticals, Inc. (Company), a pharmaceutical company primarily engaged in the research and development of treatment and prevention options for colon polyps, adenomas, previous cancer risk, general disease and other cancer risk factors.

The consolidated financial statements of the Company are composed of the Company and its wholly-owned subsidiaries, Cancer Prevention Pharma Limited (CPP UK), Cancer Prevention Pharma (Ireland) Limited (CPP Ireland) and the LLC. The LLC has been dormant since December 2009 and thus its operations had no impact on the financial statements of the Company. CPP UK was formed on November 17, 2009 to facilitate clinical trials in Europe and is incorporated in England and Wales. CPP Ireland was formed on February 20, 2019 to facilitate clinical trials in Europe and is incorporated in Dublin. Both CPP UK and CPP Ireland are dormant and have yet to commence any operating activities and thus their operations had no impact on the financial statements of the Company.

2.	Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) and include all adjustments necessary for the fair presentation of the Company’s financial position for the periods presented.

Reclassifications

Certain prior year amounts have been reclassified to conform to current year presentation. These changes had no effect on previously reported net loss, financial position or cash flows.

Going Concern

In accordance with the guidance in Accounting Standards Codification 205-40, Presentation of Financial Statements – Going Concern, management has assessed the Company’s ability to continue as a going concern within one year of the issuance date of these financial statements. The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. However, the Company has not yet realized any significant revenues from its planned principal operations and continues to project significant cash outflows from operations with little or no revenue opportunities.

The Company had net income of for the year ended December 31, 2021 of $313,537 as a result of a one-time upfront licensing fee payment received, however management expects to continue to incur additional losses in the foreseeable future as a result of its research and development activities. For the year ended December 31, 2021 the Company had net cash used in operating activities of $611,829. Management believes that the Company’s existing resources will be sufficient to fund the Company’s planned operations and expenditures into May 2022. The Company cannot provide assurances that its plans will not change or that changed circumstances will not result in the depletion of its capital resources faster than anticipated. These matters, among others, raise substantial doubt about the Company’s ability to continue as a going concern as of December 31, 2021. The accompanying financial statements do not include any adjustments that may result from the outcome of these uncertainties.

9

Since inception, the operations of the Company have been funded through the sale of common stock, preferred stock, convertible notes and licensing / partnering arrangements. Until the Company generates significant cash from operations, it plans to fund operations through equity and debt financings and licensing / partnering arrangements. Management cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that the Company raises additional funds by issuing equity securities, the Company’s stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact the Company’s ability to conduct business. If the Company is not able to raise additional capital when required or on acceptable terms, the Company may have to (i) significantly delay, scale back or discontinue the development and/or commercialization of one or more product candidates or (ii) relinquish or otherwise dispose of rights to technologies, product candidates or products that the Company would otherwise seek to develop or commercialize. As such, these plans do not alleviate the substantial doubt about the ability of the Company to continue as a going concern.

3.	Summary of Significant Accounting Policies

Use of Estimates

Preparation of the consolidated financial statements in accordance with GAAP requires the Company to make estimates and assumptions that impact the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period in the consolidated financial statements and accompanying notes. The Company’s significant estimates include revenue recognition, stock-based compensation expense, the value of its warrant liabilities, income tax valuation allowances and accruals for research and development costs. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash and cash equivalents. As of December 31, 2021 and 2020, the Company’s cash and cash equivalents are held at one major financial institution in excess of federally insured limits. The Company invests cash in excess of its current needs in United States Treasuries and money market funds.

10

Cash and Cash Equivalents

All excess cash is invested primarily in money market funds. Investments that are readily convertible to known amounts of cash and have stated maturities of three months or less from the date of purchase are classified as cash equivalents.

Property and Equipment, Net

Property and equipment are stated at historical cost and depreciated over their useful lives using the straight-line method. Property and equipment have a useful life of three years.

Accrued Research and Development Costs

The Company records accrued liabilities for estimated costs of research and development activities conducted by third-party service providers, which include the conduct of preclinical studies, clinical trials, and contract manufacturing activities. The Company records the estimated costs of research and development activities based upon the estimated amount of services provided but not yet invoiced and includes these costs in accrued liabilities in the consolidated balance sheets and within research and development expense in the consolidated statements of operations. These estimated costs are a significant component of the Company’s research and development expenses. The Company accrues for these costs based on factors such as estimates of the work completed and in accordance with agreements established with its third-party service providers under the service agreements. The Company makes significant judgments and estimates in determining the accrued liabilities balance in each reporting period. As actual costs become known, the Company adjusts its accrued liabilities. The Company has not experienced any material differences between accrued costs and actual costs incurred. However, the status and timing of actual services performed, number of patients enrolled, and the rate of patient enrollments may vary from the Company’s estimates, resulting in adjustments to expense in future periods. Changes in these estimates that result in material changes to the Company’s accruals could materially affect the Company’s results of operations.

Income Taxes

The Company accounts for income taxes under the liability method. Under the liability method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities, using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is established against net deferred tax assets when it is more likely than not that the Company will not be able to use the net deferred tax assets in the future. As of December 31, 2021 and 2020, the Company has provided a full valuation allowance for all net deferred tax assets as their realization is uncertain.

The Company accounts for uncertain tax positions taken or expected to be taken in a tax return using the more-likely-than-not threshold for consolidated financial statement recognition and measurement. The amount of unrecognized tax benefits (UTB) is adjusted as appropriate for changes in facts and circumstances, such as significant amendments to existing tax law, new regulations or interpretations by the taxing authorities, new information obtained during a tax examination, the expiration of the statute of limitations, or resolution of an examination. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.

11

Revenue Recognition

The Company generates revenue from agreements for the development and commercialization of its products. These agreements may include non-refundable upfront fees, partial or complete reimbursement of research and development costs, contingent consideration payments based on the achievement of defined objectives, and royalties on sales of commercialized products.

Revenue is recognized upon transfer of control of promised goods or services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those goods or services. For enforceable contracts with customers, the Company first identifies the distinct performance obligations within the contract. The Company enters into contracts that can include various combinations of services, which are generally capable of being distinct and accounted for as separate performance obligations.

Payments received under commercial arrangements, such as licensing technology rights, may include non-refundable fees at the inception of the arrangements, milestone payments for specific achievements designated in the agreements, and royalties on the sale of products. At the inception of arrangements that include milestone payments, the Company uses judgment to evaluate whether the milestones are probable of being achieved and the Company estimates the amount to include in the transaction price using the most likely method. If it is probable that a significant revenue reversal will not occur, the estimated amount is included in the transaction price. Milestone payments that are not within the Company’s or the licensee’s control, such as regulatory approvals, are not included in the transaction price until those approvals are received. At the end of each reporting period, the Company reevaluates the probability of achievement of development milestones and any related constraint and, as necessary, adjusts its estimate of the overall transaction price. Any adjustments are recorded on a cumulative catch-up basis, which would affect revenues and earnings in the period of adjustment. To date, the Company has not recognized any cumulative catch-up adjustments from changes in estimates of the transaction price.

The Company develops estimates of the standalone selling price for each distinct performance obligation and allocates the overall transaction price to each performance obligation based on a relative stand-alone selling price approach. The Company develops assumptions that require judgment to determine the standalone selling price for license-related performance obligations, which may include forecasted revenues, development timelines, discount rates and probabilities of technical, regulatory and commercial success. The Company estimates standalone selling price for research and development services by forecasting the expected costs of satisfying a performance obligation.

12

License Fee Revenue

In the case of a license that is a distinct performance obligation, the Company recognizes revenue from nonrefundable, upfront fees at the point in time when the license is transferred to the licensee and the licensee can use and benefit from the license. For arrangements that include sales-based or usage-based royalties, the Company recognizes revenue at the later of (i) when the related sales occur or (ii) when the performance obligation to which some or all of the royalty has been allocated has been satisfied or partially satisfied. To date, the Company has not recognized any royalty revenue from license agreements.

Research and Development Expenses

Research and development expenses include those related to the development of the Company’s lead compounds, including purchase and manufacturing of drug product, services of contract and clinical research organizations, consulting services, salaries and benefits and travel-related expenses. Research and development expenses also consist of fees for clinical trials, insurance, information technology, drug transportation and facilities costs, analytical services, basic research, and investigator-sponsored trials. Research and development costs are expensed as incurred. In certain instances, the Company enters into agreements with third parties for research and development activities, where it may prepay fees for services at initiation of the contract. Such payments are recorded as prepaid assets and charged to research and development expense over the time the contracted research and development activities are performed. Other types of arrangements with third parties may be fixed-fee or fee-for-service and may include monthly payments or payments upon the completion of milestones or receipt of deliverables.

Patent Costs

The Company has no historical data to support a probable future economic benefit for the arising patent applications, filing, and prosecution costs. Therefore, patent costs are expensed as incurred. Should the Company experience a legal cost to defend a patent in the future, that cost would be capitalized only when it is part of the cost of retaining and obtaining the future economic benefit of the patent. Costs related to an unsuccessful outcome would be expensed.

Fair Value Measurements

Fair value accounting is applied for financial assets and liabilities and non-financial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis (at least annually). The carrying values of cash, cash equivalents, prepaid expenses and other current assets, accounts payable, and accrued expenses approximate fair value due to their liquidity and short-term nature. The fair value of certain warrants was determined at each reporting date using the hybrid valuation methodology. The carrying values of the convertible notes approximate their fair values as of December 31, 2021, as the market rates currently available to the Company have not changed significantly.

13

Stock-Based Compensation

The Company recognizes expense for employee and non-employee stock-based payments based on the fair value of awards on the date of grant. The fair value of each employee stock option is estimated on the date of grant using the Black-Scholes option pricing model. The determination of the fair value of stock-based payment awards utilizing the Black-Scholes option pricing model is affected by the fair value of the Company’s stock price and several assumptions, including volatility, expected term, risk-free interest rate, and dividend yield.

The Company recognizes compensation cost for stock-based payment awards with service conditions that have a graded vesting schedule based on the accelerated recognition method under ASC 718 over the requisite service period as if the award was, in substance, a multiple award. The Company accounts for forfeitures as they occur.

Recent Accounting Standards

In June 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity. The provision; reduces the number of models used to account for convertible instruments, amends diluted EPS calculations for convertible instruments, and amends the requirements for a contract (or embedded derivative) that is potentially settled in an entity’s own shares to be classified as equity. The provision is effective for years beginning after December 15, 2023, with early adoption permitted, but no earlier than years beginning after December 15, 2021.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (ASU 2019-02): Simplifying the Accounting for Income Taxes. The amendments in this update remove certain exceptions of Topic 740 including: exception to the incremental approach for intra-period tax allocation when there is a loss from continuing operations and income or gain from other items; exception to the requirement to recognize a deferred tax liability for equity method investments when a foreign subsidiary becomes an equity method investment; exception to the ability not to recognize a deferred tax liability for a foreign subsidiary when a foreign equity method investment becomes a subsidiary; and exception to the general methodology for calculating income taxes in an interim period when a year-to-date loss exceeds the anticipated loss for the year. There are also additional areas of guidance in regard to: franchise and other taxes partially based on income and the interim recognition of enactment of tax laws and rate changes. The provisions are effective for years beginning after December 15, 2021, with early adoption permitted. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

4.	Mallinckrodt Option Agreement, License Agreement and Master Services Agreement

In connection with the 2016 Sucampo Note (see Note 11), the Company entered into an exclusive option and collaboration agreement (Option Agreement) with Mallinckrodt Pharmaceuticals, through its Sucampo AG subsidiary (Mallinckrodt), granting it the right to obtain (Option) an exclusive license, with the right to sublicense, develop, make, have made, use, import, offer for sale and sell eflornithine and sulindac as active ingredients, together as sole active ingredients or both together in combination with additional active ingredients (Product) in North America for the treatment, prevention and diagnosis of human diseases and conditions.

14

On April 5, 2018, the Company entered into a letter agreement (Letter Agreement) supplementing the Option Agreement with Mallinckrodt whereby Mallinckrodt notified the Company that it was exercising its Option to enter into the License Agreement. The Letter Agreement also indicated the parties would enter into a services agreement in addition to the License Agreement whereby the Company would perform the remainder of the FAP Phase 3 pivotal trial. Finally, the Company agreed to extend the FAP Phase 3 pivotal trial by six months and Mallinckrodt agreed to make a $10,000,000 payment (R&D Payment) to the Company to be used for expenses directly related to the FAP Phase 3 clinical trial and associated regulatory filings. In exchange for the R&D Payment, the Company agreed to reduce the NDA approval for FAP Milestone Payment described in the License Agreement by 1.5 times the amount of the $10,000,000 used to fund the FAP Phase 3 pivotal trial prior to the execution of the License Agreement. The R&D Payment was received on April 11, 2018 and was recorded as other current liabilities on the consolidated balance sheet because any unused portion was required to be repaid to Mallinckrodt. The Company utilized $7,476,045 of the R&D Payment toward the FAP Phase 3 clinical trial costs. The unused portion of the R&D Payment in the amount of $2,523,955 was paid to Mallinckrodt on June 21, 2019 due to the termination of the License Agreement.

On August 4, 2018 Mallinckrodt exercised its option and the Company entered into a License and Collaboration Agreement (License Agreement) with Mallinckrodt granting it an exclusive license to develop and commercialize CPP-1X/sul in North America and a non-exclusive license to manufacture CPP-1X/sul in North America. Upon signing the License Agreement, Mallinckrodt paid the Company a license fee of $5,000,000. In addition, following commercialization, the Company and Mallinckrodt would share in profits equally. The Company was also eligible to receive up to an aggregate of $173,800,000 depending on the achievement of other clinical development and sales milestones. The Company and Mallinckrodt would also be reimbursed for certain research and development expenses from future profits.

In connection with the License Agreement, the Company signed a Master Services Agreement (MSA) with Mallinckrodt to assist with completing the FAP Phase 3 pivotal trial and certain activities supporting the preparation, filing and review of the NDA in the United States. The estimated total payments under the MSA were $10,238,000. Payment for services were made based on meeting certain contractual milestones and periodic points in time. The Company received payments under the MSA of $1,806,000 for the year ended December 31, 2019.

On June 18, 2019, the Company entered into a termination agreement (Termination Agreement) whereby the License Agreement and MSA were terminated and all rights under the License Agreement were returned to the Company. The unused R&D Payment in the amount of $2,523,955 was paid to Mallinckrodt on June 21, 2019 due to the termination of the license agreement. If the Company is successful in commercializing CPP-1X/sul in North America, it will repay Mallinckrodt for the $6,899,000 of expenses Mallinckrodt incurred in the development of the product through a 10% royalty on North American sales. As of December 31, 2021, no liability has been recorded for this as no product has yet to be commercialized.

15

There are no amounts owed or expected to be received under the agreement as of December 31, 2021.

5.	License Agreement with One-Two Therapeutics

On July 16, 2021 the Company entered into a license agreement with One-Two Therapeutics Assets Limited (“One-Two”). Under the License Agreement, One-Two has licensed the North American development and commercialization rights for the Company’s FAP Product, CPP-IX/Sul, a combination pharmaceutical product formulated for oral delivery for the FAP Indication in adults containing both Active Ingredients, as described in the Company’s new drug application. The agreement included an upfront payment of up to $5,000,000 consisting of an initial upfront payment of $2,202,800 in cash to the Company, an initial payment to Sanofi-Aventis of $1,336,461 for the Company’s liability with Sanofi-Aventis on the effective date and up to $1,460,739 that will go towards future Company development cost obligations with Sanofi-Aventis. As of December 31, 2021 the Company has recognized $4,541,885 of revenue related to this agreement.

In addition to the upfront payment, the Company will receive a milestone payment of up to $70,000,000 upon regulatory approval of CPP-IX/Sul by the Food and Drug Administration (FDA) and royalties on Net Sales of CPP-1X/SUL in the licensed territory.

6.	Fair Value of Financial Instruments

Fair value measurements used by the Company for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements are based on the premise that fair value represents an exit price representing the amount that would be received for selling an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the following three-tier fair value hierarchy has been used in determining the input used in measuring fair value:

•	Level 1 — Pricing inputs are based on quoted prices in active markets for identical assets or liabilities on the reporting date.
•

Level 2 — Pricing inputs are based on quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•

Level 3 — Pricing inputs are generally unobservable and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require management’s judgment or estimation of assumptions that market participants would use in pricing the assets or liabilities. The fair values are therefore determined using factors that involve considerable judgment and interpretations, including but not limited to private and public company comparable, third-party appraisals, discounted cash flow models, and fund manager estimates.

16

The following table provides information about the Company’s financial instruments measured at fair value on a recurring basis at December 31, 2021 and 2020:

	Balance at				Balance at
	December 31,				December 31,
	2021	Level 1	Level 2	Level 3	2020	Level 1	Level 2	Level 3
Money market funds	$611,472	$611,472	$-	$-	$303,573	$303,573	$-	$-
Preferred stock warrant liability	-	-	-	-	91,267	-	-	91,267
Common stock warrant liability	126,897	-	-	126,897	94,950	-	-	94,950

The Company used a market approach for determining the fair value of its Level 1 money market funds. To value its money market funds, the Company values the funds at $1 stable net asset value. The Company used an option pricing model and other valuation models for measuring the fair value of its Level 3 common stock warrants and preferred stock warrants (see Note 12). Transfers to/from Levels 1, 2, and 3 are recognized at the end of the reporting period. There were no transfers between levels for the years ended December 31, 2021 and 2020. A reconciliation of the beginning and ending warrant liabilities measured at fair value on a recurring basis using Level 3 inputs is as follows:

	December 31,
	2021	2020
Beginning warrant liability balance	$186,217	$1,100,338
Additions	-	-
Exercises	-	-
Settlements	(91,267)	(66,782)
Fair value (losses) gains	31,947	(847,339)
Ending warrant liability balance	$126,897	$186,217

There are no other financial instruments subject to fair value measurement on a recurring basis.

17

7.	Balance Sheet Components

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following:

	Year Ended December 31,
	2021	2020
Amounts due from One-Two Therapeutics for pass through expenses	$108,513	$-
Prepaid amounts with the contract manufacturer	119,278	5,440
Other	67,319	65,201
Total Prepaid Expenses and Other Current Assets	$295,110	$70,641

Accrued Expenses

Accrued expenses consisted of the following:

	Year Ended December 31,
	2021	2020
Co-formulation	$-	$1,127,800
Compensation and benefits	73,638	46,965
Other	25,848	42,657
Total Accrued Expenses	$99,486	$1,217,422

8.	Convertible Preferred Stock

Pursuant to the Company’s amended and restated certificate of incorporation, the Company is authorized to issue up to 15,000,000 shares of its Preferred Stock at December 31, 2021, of which 7,300,000 shares are designated as Series A-1 Preferred Stock, 6,000,000 shares are designated as Series A-2 Preferred Stock and 1,700,000 shares are undesignated.

The value of the Series A-1 Preferred Stock and Series A-2 Preferred Stock (collectively, the Convertible Preferred Stock) is recorded at the amount initially received on the date of issuance less issuance costs and adjusted for the accretion of issuance costs into accumulated deficit at such time that it becomes probable that the Convertible Preferred Stock will be redeemed.

In the event of a liquidation of the Company (Liquidation Event), the holders of the Convertible Preferred Stock are entitled to receive preference to any distributions of the assets of the Company. The Convertible Preferred Stock’s liquidation distribution is equal to the original purchase price of the shares plus any dividends declared but unpaid subject to antidilution adjustments. In the event of a Liquidation Event, payment of dividends, or share redemption, all holders of Convertible Preferred Stock share ratably in the distribution of the assets of the Company. A Liquidation Event is considered to occur upon any reorganization, merger, consolidation, sale, or capital stock transfer, whereby the stockholders of record prior to the transaction will immediately, after the transaction, hold less than 50% of the voting power of the surviving entity.

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The Convertible Preferred Stock has been recorded outside of equity because the terms of the Liquidation Event are not solely within the Company’s control and do not allow for subordinate equity holders to receive the same level of consideration as the Convertible Preferred Stockholders.

The Convertible Preferred Stock shares are convertible into the Company’s common stock based on their original issue price, subject to certain anti-dilution adjustments, excluding any accrued but unpaid dividends. The shares of Convertible Preferred Stock may convert into the Company’s common stock at any time at the option of the holder at the then-applicable conversion rate. The Convertible Preferred Stock will automatically be converted into the Company’s common stock, at the then-applicable conversion rate, as of the earlier of a specific vote or written consent or agreement of a majority of the Convertible Preferred Stock holders, or the closing of a firm commitment underwritten public offering resulting in a per share sales price of at least four times the adjusted original issuance price of the Convertible Preferred Stock and gross proceeds to the Company of at least $20 million.

The Series A-1 and Series A-2 Preferred Stock conversion prices are subject to adjustment if after September 17, 2012 the Company sells or issues any shares of common stock at a price less than the original Series A-1 or Series A-2 Preferred Stock issuance price, respectively. The Series A-1 and Series A-2 Preferred Stock conversion prices are also adjusted to account for any reclassifications, exchanges, substitutions, reorganizations, mergers, stock splits, or dividends.

None of the conversion price adjustments have occurred as of December 31, 2021. As of December 31, 2021, the Series A-1 and Series A-2 Preferred Stock convert to common stock on a 1-for-1 basis.

The Company’s Convertible Preferred Stock does not accrue dividends but has rights to dividends on basis with any other cash or stock dividend paid or issued to holders of the Company’s common stock.

The Convertible Preferred Stockholders are also entitled to the number of votes equal to the number of shares of common stock into which the Convertible Preferred Stock shares are convertible. As long as there are any shares of Convertible Preferred Stock outstanding, a majority of the Convertible Preferred Stockholders have to approve amendments or changes to the Company’s certificate of incorporation or bylaws that change or alter the powers or preference of the Convertible Preferred Stock holders.

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9.	Stockholders’ Deficit

Common Stock

Each share of the Company’s common stock is entitled to one vote. All shares of common stock rank equally as to voting and all other matters. The shares of common stock have no preemptive or conversion rights, no redemption or sinking fund provisions, no liability for further call or assessment, and are not entitled to cumulative voting rights. Subject to the prior rights of holders of the Company’s Convertible Preferred Stock, the holders of the Company’s common stock are entitled to share ratably in any dividends and in any assets remaining upon liquidation after satisfaction of the rights of the holders of the Company’s Convertible Preferred Stock.

2010 Equity Incentive Plan

The Company has established the 2010 Equity Incentive Plan (2010 Plan), which includes incentive and nonqualified stock options, stock appreciation rights, and restricted stock to be granted to directors, officers, employees, consultants and others. On July 7, 2020, the Board of Directors increased the maximum number of shares reserved for issuance under the 2010 Plan to 3,350,000. The Board of Directors establishes the terms and conditions of all stock awards, subject to the 2010 Plan and applicable provisions of the Internal Revenue Code. The exercise price of options and restricted stock granted under the 2010 Plan is generally equal to the estimated fair value of the Company’s stock at the grant date, as determined by the Company’s Board of Directors. The vesting period of options and restricted stock grants are established by the Board of Directors but typically ranges between three and four years; however, participants may exercise their options prior to vesting as provided for in the 2010 Plan. Unvested shares issued for options exercised early or restricted stock may be subject to a repurchase option by the Company if the participant terminates at the original exercise or issuance price. Options under the 2010 Plan generally expire in ten years. The 2010 Plan terminates on July 30, 2029.

A summary of the 2010 Plan’s stock option activity is as follows:

	Plan Options Outstanding	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Balance at December 31, 2020	2,929,141	$2.05	8.23	$-
Options granted	126,000	$0.19
Options exercised	(67,500)	$0.19
Options expired and forfeited	(7,247)	$1.45
Balance at December 31, 2021	2,980,394	$2.01	7.27	$1,717,962
Vested and expected to vest at December 31, 2021	2,980,394	$2.01	7.27	$1,717,962
Exercisable at December 31, 2021	2,069,214	$2.75	5.92	$807,846
Available for grant at December 31, 2021	117,437

The Black-Scholes option pricing model was used in estimating the fair value of stock options at the grant date. The Black-Scholes valuation model requires the Company to make certain estimates and assumptions, including assumptions related to the expected price volatility of the Company’s stock, the period under which the options will be outstanding, the rate of return on risk-free investments, and the expected dividend yield for the Company’s stock.

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The 2021 intrinsic value calculation was estimated based upon the equity value of the Company shares based upon the terms included in the definitive agreement with Panbela Therapeutics, Inc. (NASDAQ PBLA) (Panbela). Panbela is acquiring the Company and on a fully diluted proforma basis the Company shareholders are expected to beneficially own approximately 41% of post-merger holding company. The market capitalization of Panbela was used to calculate the per share value used for the intrinsic value calculation (See Note 18).

The weighted-average Black-Scholes assumptions used to calculate the fair value of options granted during the year ended December 31, 2021 and 2020 was as follows:

	2021	2020
Expected volatility	87.00%	87.00%
Expected dividend yield	0.00%	0.00%
Expected term (in years)	5.53	5.53
Risk-free interest rate	0.4%	0.4%

The weighted-average valuation assumptions were determined as follows:

●

Weighted-average risk-free interest rate: the Company bases the risk-free interest rate on the interest rate payable on U.S. Treasury securities in effect at the time of grant for a period that is commensurate with the assumed expected option term.

●

Expected term. The expected term represents the period that the stock-based awards are expected to be outstanding. Due to limited history of stock option exercises, the Company estimates the expected term of employee stock options with service conditions based on the simplified method, which calculates the expected term as the average of the time-to-vesting and the contractual life of the options. Pursuant to ASU 2018-07, the Company has elected to use the contractual life of the option as the expected term for non-employee options. The expected term for performance options is the longer of the explicit or implicit service period.

●

Expected stock price volatility: the expected volatility is based on historical volatilities of similar entities within the Company's industry that were commensurate with the Company's expected term assumption as described in SAB 107.

●	Expected dividend yield: The estimate for annual dividends is 0% because the Company has not historically paid a dividend and does not expect to do so for the foreseeable future.

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Stock-based compensation expense related to stock options amounted to the following:

	Year Ended December 31,
	2021	2020
Research and development	$133,149	$199,938
General and administrative	84,409	214,207
Total	$217,558	$414,145

The allocation between research and development and general and administrative expense was based on the department and services performed by the employee or non-employee.

As of December 31, 2021, total unrecognized compensation cost related to the 2010 Plan stock-based compensation awards was $54,055 which is expected to be recognized over a weighted average period of 1.58 years.

10.	Collaboration Arrangements

National Cancer Institute

In November 2010, the Company entered into an agreement to supply Eflornithine HCL [the monohydrochloride monohydrate of 2-(difluoromethyl) ornithine] (DFMO) to the Division of Cancer Prevention of the National Cancer Institute (NCI) for use in a clinical trial to be conducted to study the use of DFMO in treating cancer. In return for providing the DFMO for this study free of charge, the Company will be provided the data generated from these trials for use in its own regulatory filings in addition to a right to obtain an exclusive license to any patents or intellectual property generated from the results of this clinical trial. This agreement originally expired on November 22, 2018 but was extended five years to November 22, 2023.

SWOG

In February 2011, the Company entered into an agreement with SWOG (formerly The Southwest Oncology Group) Clinical Trials Initiative for the purpose of conducting a Phase 3 clinical trial to study the prevention and recurrence of high-risk adenomas and colorectal cancers using DFMO. The Company is responsible for supplying DFMO to all patients in the clinical trial at no cost. Additionally, the Company is obligated to pay SWOG up to $137,500 upon meeting certain milestones. These milestone payments are recorded as research and development expense. The first payment of $13,750 to cover administrative costs was paid in 2011. In April 2015, the second payment totaling $22,500 was made upon the enrollment of the first patient in the trial. No additional milestones or payments have been made since then.

Indiana University

In April 2015, the Company entered into an agreement with The Trustees of Indiana University (Indiana) for the purpose of conducting a clinical trial to study the effect of DFMO on Type 1 Diabetes. The Company is responsible for supplying DFMO to all subjects in the clinical trial at no cost. The agreement expires upon completion of the study, including delivery of the final study report to the Company.

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Vanderbilt University Medical Center

In April 2016, the Company entered into an agreement with Vanderbilt University Medical Center (Vanderbilt) for the purpose of conducting a clinical trial to study the effect of DFMO on Gastric Carcinogenesis in high-risk populations. The Company is responsible for supplying up to 1,890 bottles of DFMO and placebo to match at no cost. Any additional study drug will be paid for by Vanderbilt at customary rates. The agreement expires upon completion of all activities for the coordination and conduct of the study, including delivery of the final study report to the Company. The data from the study will be co-owned.

Children’s Oncology Group

In April 2019, the Company entered into an agreement with Children’s Oncology Group (COG) for the purpose of conducting a clinical trial to study the effect of DFMO on Neuroblastoma. The Company is responsible for supplying DFMO to all patients in the clinical trial at no cost. In return for providing the DFMO for this study free of charge, the Company will be provided the data generated from this trial for use in its own regulatory filings. This agreement expires upon completion of the clinical trial.

11.	Convertible Notes

Sucampo Notes

In January 2016, the Company issued a convertible note to Sucampo AG, now a subsidiary of Mallinckrodt Pharmaceuticals, for $5,000,000 (2016 Sucampo Note). The 2016 Sucampo Note bears interest at 5% per annum and originally matured on January 31, 2019 unless earlier converted or prepaid. The 2016 Sucampo Note is unsecured and prepayable at the option of the Company. The 2016 Sucampo Note, with any accrued and unpaid interest, is automatically convertible at a 20% discount into the Company’s securities, subject to certain limitations, in the event the Company consummates a future financing with aggregate proceeds of at least $10,000,000 (exclusive of any Sucampo investment), whether through a public or a private offering (Qualified Financing). In the event that a Qualified Financing has not occurred prior to the maturity date of the 2016 Sucampo Note, at the election of Sucampo, the unpaid principal balance and any accrued and unpaid interest then payable is convertible into common stock at a price equal to the then most recent fair value of the Company’s common stock. In addition, if the Company consummates a sale of substantially all of the assets or a merger, at the election of Sucampo, the unpaid principal balance and any accrued and unpaid interest then payable is convertible into stock based on the most recent financing immediately prior to the sale or merger. As the 2016 Sucampo Note becomes convertible upon the occurrence of a future event outside the control of the Company, any contingent beneficial conversion feature will be measured and recognized when the triggering event occurs, and the contingency has been resolved.

In September 2017, the Company issued a subsequent convertible note to Sucampo for $5,000,000 (2017 Sucampo Note) on the same terms and conditions as the 2016 Sucampo Note described above, except that the maturity date of such note was September 6, 2020.

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The Company recorded a discount to the 2016 Sucampo Note in the amount of $250,000 related to debt issuance costs incurred in connection with the note. The discount is amortized to interest expense over the term of the 2016 Sucampo Note using the effective-interest method. During the years ended December 31, 2021 and 2020, the Company amortized $12,201 and $12,235, respectively, of this discount which is recorded in interest expense, net on the consolidated statement of operations.

The Company recorded a discount to the 2017 Sucampo Note in the amount of $29,741 related to debt issuance costs incurred in connection with the note. The discount is amortized to interest expense over the term of the note using the effective-interest method. During the years ended December 31, 2021 and 2020, the Company amortized $4,627 and $4,639, respectively, of this discount, which is recorded in interest expense, net on consolidated statements of operations.

On August 4, 2018, the Company signed an amendment to both the 2016 Sucampo Note and the 2017 Sucampo Note (collectively, Sucampo Notes). Under the amendment, the maturity date of the Sucampo Notes was extended to January 31, 2023.

As of December 31, 2021, the Company had unamortized discounts related to the 2016 Sucampo Note of $13,238 and unamortized discounts related to the 2017 Sucampo Note of $5,020, both of which are being amortized through January 31, 2023.

In June 2019, the Company signed a Termination Agreement (see Note 4) whereby Sucampo offset the final milestone payment of $794,000 due under the R&D Services Agreement against the outstanding interest due on the 2016 Sucampo Note.

Bridge Notes

2016 Bridge Notes

In January 2016, the Company issued convertible notes to existing investors for $2,255,000 (2016 Bridge Notes). The 2016 Bridge Notes had an original maturity in January 2018 and bore an interest rate of 8% per annum. The 2016 Bridge Notes are unsecured and prepayable at the option of the Company. At the Company’s option, the maturity date could be extended beyond the initial maturity date to January 31, 2020 provided (i) all accrued interest on the note is paid through January 31, 2018, and (ii) the interest rate on the notes increases to 10% per annum. The 2016 Bridge Notes, together with any accrued and unpaid interest, automatically convert into shares of the Company’s common stock at a conversion price equal to the following; (a) the per share price of the Company’s common stock in the event of an initial public offering (IPO) or (b) $6.00 per share if a change in control were to occur. If neither an IPO nor change of control had occurred prior to the maturity date, the 2016 Bridge Note holders had the option to convert the notes, including any accrued and unpaid interest, at $6.00 per share.

In connection with the 2016 Bridge Notes, detachable warrants were issued to purchase the Company’s common stock. The relative fair value of the 2016 Bridge Warrants was recorded as a debt discount and was amortized to interest expense over the original term of the 2016 Bridge Notes.

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On January 31, 2018, the Company exercised its option to extend the maturity date of the 2016 Bridge Notes to January 31, 2020. The Notes in the amount of $1,820,000 were amended to roll the accrued interest payable on January 31, 2018 of $298,354 into the outstanding principal balance of the 2016 Bridge Notes. At the Company’s election to extend the maturity date of the 2016 Bridge Notes, the interest rate increased from 8% per annum to 10% per annum. Outstanding accrued interest at January 31, 2018 was due and payable upon extension of the maturity date. Noteholders could also elect to convert their outstanding principal and interest into common stock. In addition, the Company offered noteholders the option to amend their note to roll the accrued interest due and payable as of January 31, 2018 into their outstanding principal balance.

All noteholders who rolled their accrued interest into their principal balance or elected to convert their note into common stock were granted an amendment to the warrant issued with the original note to extend the warrant by two years. During the year ended December 31, 2019, the Company amortized $43,698 of the related debt discount to interest expense, net on the consolidated statement of operations. As of December 31, 2019, the Company had unamortized discounts related to the 2016 Bridge Notes of $4,995 which were amortized through January 2020.

The 2016 Bridge Notes matured on January 31, 2020. Prior to the maturity date the Company offered noteholders several options, including (a) converting outstanding principal and interest into Series A-1 preferred stock at $5.00 per share and receiving an additional warrant to purchase one share of common stock for every $10.00 of the current principal, such warrant having an exercise price of $5.00 per share and expiration date of January 31, 2023; (b) rolling outstanding interest into principal, extending the maturity date of the note from January 31, 2020 to January 31, 2022, and receiving a warrant to purchase one share of common stock for every $10.00 of the current principal balance, such warrant to have an exercise price of $6.00 per share and an expiration date of January 31, 2023; (c) extinguishing the note by receiving payment of outstanding principal and interest.

Under option (a) 2016 Bridge Notes in the amount of $1,648,573 plus accrued interest of $329,715 were converted into 395,652 shares of Series A-1 preferred stock, with fractional shares paid out in cash.

In addition, the Company issued these noteholders common stock warrants for 164,854 shares at an exercise price of $5.00 per share, expiring on January 31, 2023. The fair value of the warrants upon issuance was $161,888 and was estimated using the Black-Scholes option pricing model. The warrant value was recorded as interest expense, net on the consolidated statements of operations as it was considered an inducement to convert the note into Series A-1 preferred stock.

Under option (b), a 2016 Bridge Note in the amount of $145,575 was amended to roll the accrued interest payable of $29,115 into the outstanding principal balance of the note, which continues to accrue interest at 10%.

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In addition, the Company issued the noteholder a common warrant to purchase 14,557 shares at an exercise price of $6.00 per share, expiring on January 31, 2023. The fair value of the warrant upon issuance was $12,388 and was estimated using the Black-Scholes option pricing model. This warrant was granted as an inducement to amend the 2016 Bridge Note and was therefore recorded as a debt discount and will be amortized until the maturity of the note.

The remaining noteholders chose option (c) and on January 31, 2020, $349,206 of principal and $69,841 of interest was paid.

The outstanding principal balance of the 2016 Bridge Notes at December 31, 2021 is $174,690 and matured on January 31, 2022. Subsequent to December 31, 2021, the Maturity Date of the 2016 Bridge Notes was extended to January 31, 2023 (see Note 18).

The following table depicts the change in the 2016 Bridge Notes at January 31, 2020:

	Principal	Interest	Total
Beginning balance	$2,143,354	$428,671	$2,572,025
Payments	(349,206)	(69,841)	(419,047)
Rolled over	29,115	(29,115)	-
Converted	(1,648,573)	(329,687)	(1,978,260)
Fractional share payout	-	(28)	(28)
Outstanding balance	$174,690	$-	$174,690

2017 Bridge Notes

Between May 1, 2017 and June 6, 2017, the Company issued convertible notes to existing and accredited investors in the principal amount of $1,307,500 (2017 Bridge Notes). The 2017 Bridge Notes originally matured in April 2019 and bore an interest rate of 10% per annum. The 2017 Bridge Notes are unsecured and prepayable at the option of the Company. At the Company’s option, the maturity date can be extended beyond the initial maturity date to April 30, 2021 provided (i) all accrued interest on the note is paid through April 30, 2019, and (ii) the interest rate on the notes increases to 12% per annum. In the event of an IPO, the 2017 Bridge Notes and accrued and unpaid interest automatically convert into shares of the Company’s common stock at a conversion price equal to the per share price of the Company’s common stock. If there is a change of control, the 2017 Bridge Notes and accrued and unpaid interest will convert in full or in part into shares of the Company’s common stock at the election of the noteholder at $6.00 per share. The portion not subject to the election will remain due and payable on the maturity date and cannot otherwise convert unless there is an IPO, a subsequent change of control or an optional conversion.

In connection with the 2017 Bridge Notes, detachable warrants were issued to purchase the Company’s common stock. The relative fair value of the 2017 Bridge Warrants was recorded as a debt discount and is amortized to interest expense over the original term of the 2017 Bridge Notes.

On April 30, 2019, the Company exercised its option to extend the Maturity Date of the 2017 Bridge Notes to April 30, 2021 by increasing the interest rate from 10% per annum to 12% per annum, and paying all outstanding accrued interest in the amount of $257,690.

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Prior to the April 30, 2021 maturity date, all of the noteholders selected to roll the outstanding interest at April 30, 2021 into principal and extend the maturity date of the notes from April 30, 2021 to April 30, 2023. The noteholders received a modification to the conversion term to convert into shares of Series A-2 Preferred Stock of the Company at a conversion rate equal to $3.00 per share. The amended principal balance for the notes is $1,621,300 comprised of initial principal of $1,307,500 and outstanding interest of $313,800.

2021 Bridge Notes

In January and April of 2021, the Company issued convertible notes to existing and accredited investors in principal amounts totaling $400,000 and $175,000, respectively (2021 Bridge Notes). The 2021 Bridge Notes mature on December 15, 2022 and bear an interest rate of 10% per annum. The 2021 Bridge Notes are unsecured and prepayable at the option of the Company.

The Company’s outstanding convertible note obligations are as follows:

December 31, 2021
Sucampo Notes	$10,000,000
2016 Bridge Notes	174,690
2017 Bridge Notes	1,621,300
2021 Bridge Notes	575,000
Subtotal	12,370,990
Less: Unamortized discounts	19,039
Subtotal	12,351,951
Less: Current portion of convertible debt, net	557,390
Total long-term portion of convertible debt, net	$11,794,561

12.	Warrants

Common Stock Warrants

In May 2009, the Company entered into an exclusive license agreement for certain intellectual property assets with the University of Arizona (University). As consideration for entering into this agreement, the Company granted the University a fully vested warrant (University Warrant) to acquire 3,525,262 Class A LLC Units of the Company for $0.0085 per share. The University Warrant was subsequently converted into a fully vested warrant to purchase 124,787 shares of the Company’s common stock with an exercise price of $0.2404 per share. In January 2016, the Company modified the terms of the University Warrant to extend the maturity date from May 28, 2016 to May 28, 2019. In October 2018, the Company modified the terms of the University Warrant to extend the maturity date from May 28, 2019 to May 28, 2022, and to extend the beginning date on which they may be put back to the Company from March 29, 2019 to March 29, 2022.

The University Warrant has been accounted for as a mandatorily redeemable financial instrument at fair value due to the cash redemption feature. At December 31, 2021 and 2020, the fair value of the University Warrant liability was $126,897 and $52,394, respectively. Changes to the fair value of the University Warrant resulted in a fair value gains and losses recorded in the consolidated statement of operations of $74,503 and $248,606 for the years ended December 31, 2021 and 2020, respectively.

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The 2021 fair value of the University Warrant estimated based upon the equity value of the Company shares based upon the terms included in the definitive agreement with Panbela. Panbela is acquiring the Company and on a fully diluted proforma basis and the Company’s shareholders are expected to beneficially own approximately 41% of post-merger holding company. The market capitalization of Panbela was used to calculate the per share value used for the intrinsic value calculation (See Note 18).

The 2020 fair value of the University Warrant was estimated using an option pricing model, considering the Company’s capital structure and liquidation preferences, probability weighted for potential financing outcomes. The valuation model utilized inputs including volatility, risk-free interest rate, an expected term, the implied enterprise value of the Company, and probability weighting (Level 3 inputs).

As of December 31, 2021, none of the University Warrant issued had been exercised and all of the warrant is exercisable.

Warrants outstanding for the purchase of the Company’s Common Stock are as follows:

		Shares
Expiration Dates	Exercise Price	December 31, 2021	December 31, 2020
July 2021	$8.0000	-	20,000
May 2022	$0.2404	124,787	124,787
February 2023	$5.0000	164,854	164,854
February 2023	$6.0000	14,557	14,557
April 2024	$6.0000	76,271	76,271
Total Common Stock Warrants		380,469	400,469

Preferred Stock Warrants

Warrants outstanding for the purchase of the Company’s Convertible Preferred Stock are as follows:

			Shares
Series	Expiration Dates	Exercise Price	December 31, 2021	December 31, 2020
Series A-1	March 2021	$4.8422	-	183,128

The Company accounts for warrants exercisable into Convertible Preferred Stock as liabilities at fair value because the redemption of the underlying Convertible Preferred Stock is outside the control of the Company. At December 31, 2021 and 2020, the fair value of the Preferred Stock Warrant liability was $0 and $91,209, respectively. Changes to the fair value of the Company’s Preferred Stock Warrants resulted in fair value losses of $91,209 and $708,129 for the years ended December 31, 2021 and 2020, respectively.

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The fair value of the Preferred Stock Warrants was estimated using an option pricing model, considering the Company’s capital structure and liquidation preferences, as probability weighted for potential financing outcomes. The valuation model utilized inputs including volatility, risk-free interest rate, an expected term, the implied enterprise value of the Company, and probability weighting (Level 3 inputs).

During the year ended December 31, 2021, all of the remaining 183,128 Preferred Stock Warrants expired unexercised.

13.	Long-Term Debt

Tillotts Promissory Note

On March 28, 2017, the Company entered into a promissory note (Promissory Note) and Side Letter to the Co-Development and Licensing Agreement (Side Letter) with Tillotts Pharma AG, a pharmaceutical company in Switzerland (Tillotts). The Company had entered into a Co-Development Agreement with Tillotts whereby the Company licensed to Tillotts exclusive European and Japanese rights to co-develop and commercialize the combination of CPP-1X/sulindac for the treatment of familial adenomatous polyposis (FAP), an orphan disease, and other gastrointestinal conditions. Effective July 24, 2017, Tillotts and the Company agreed to terminate the Co-Development Agreement.

The Side Letter provided the Company with a loan in the amount of $450,000 with simple interest at a rate of 5% per annum. The Side Letter also provided for two additional loans in the amount of $400,000 each to be determined by Tillotts and the Company for issuance on May 1, 2017 and June 1, 2017 with simple interest at a rate of 5% per annum. The total loan was not to exceed $1,250,000. The Company received the first $450,000 payment on March 30, 2017, the second payment in the amount of $400,000 on May 2, 2017 and the third payment in the amount of $400,000 on May 31, 2017. The funds were to be used to fund the ongoing Phase 3 clinical trial. The loan was to mature on June 9, 2018, 12 months after delivery of the Interim Analysis Report as defined in the Co-Development Agreement.

The Company evaluated the loan in conjunction with the Co-Development and Licensing Agreement (Co-Development Agreement) and determined that the loan has no impact to the existing revenues recognized under the Co-Development Agreement. The Company evaluated the conversion feature of the loan within the context of ASC 815 and determined that it did not meet the definition of an embedded derivative. As the loan is potentially convertible upon the occurrence of a future event outside the control of the Company, any contingent beneficial conversion feature will be measured and recognized when the triggering event occurs, and the contingency has been resolved.

On December 14, 2017, the Company entered into Amendment No. 1 to the Side Letter and Amendment No. 1 to the Promissory Note (together, the Note Amendment). Under the Note Amendment, Tillotts released and discharged the Company from $250,000 of the principal balance under the Promissory Note, leaving a principal balance outstanding of $1,000,000 (Total Amount Due).

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The Total Amount Due bore no interest. Under ASC 835, Interest, the Company calculated imputed interest using a 6% interest rate, which is the weighted-average interest rate on all outstanding convertible debt at December 31, 2017, the year in which the promissory note was created.

On December 31, 2019, the Company evaluated the loan and determined the payment was not due on December 31, 2019 because an MAA had not been filed. The revised anticipated maturity date based on an MAA filing was July 2020. Due to the extension of the maturity date, an additional debt discount for imputed interest was recorded in the amount of $22,111. During the year ended December 31, 2020, the Company amortized $22,111, of the debt discount to interest expense, net on the consolidated statements of operations and comprehensive loss. No unamortized debt discounts exist for Tillotts as of December 31, 2021 as it was fully amortized as of December 31, 2020.

On June 2, 2020, the Promissory Note we issued to Tillotts was amended as follows: the Company paid $100,000 towards the outstanding principal in June 2020 reducing it to $650,000 and increased the interest rate from 0% to 4%, in return for which the Promissory Note maturity date was extended to December 31, 2021. In addition, the requirements to make payments to the principal due to acceleration events in the Side Letter were eliminated.

On August 18, 2021, the maturity date of the Promissory Note the Company issued to Tillotts was extended to December 31, 2022.

Paycheck Protection Program Loans

On May 7, 2020, the Company signed a promissory note for a Paycheck Protection Program loan (PPP Loan) under the 2020 Coronavirus Aid, Relief, and Economic Security Act (the CARES Act) for an amount of $299,357 with a fixed interest rate of 1% per annum. The PPP Loan of $299,357 plus accrued interest of $1,845 was forgiven on December 18, 2020.

On April 1, 2021, the Company signed a second draw promissory note for a PPP loan under the CARES Act (PPP second draw Loan) for an amount of $299,357 with a fixed interest rate of 1% per annum. The PPP second draw Loan, along with $1,468 in interest, was forgiven on September 28, 2021.

14.	Commitments and Contingencies

Legal Matters

The Company’s industry is characterized by frequent claims and litigation, including claims regarding intellectual property and product liability. As a result, the Company may be subject to various legal proceedings from time to time. The results of any future litigation cannot be predicted with certainty, and regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources, and other factors.

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The Company’s prior CFO was terminated for cause in November 2020. Under his employment contract and legal regulation, he had a one-year statute of limitation to file a demand for arbitration if he disputed his termination for cause. One week prior to the exhaustion of the statute of limitation, the Company received a demand for arbitration notice from him disputing the termination for cause. Under a “for cause” termination, the Company had no continuing financial obligation to the former employee beyond those which it paid at separation; under a “not for cause” termination (which he is contending) the Company would have been obligated to pay his $265,000 annual salary, unused paid-time-off, and offset potential COBRA costs.  Per the contract, this will be litigated through the American Arbitration Association (AAA).  The AAA has not yet set a hearing date, but the Company’s employment counsel anticipates it taking a year and a half to get to a decision. The Company strongly denies any wrongdoing and firmly believes the allegations in the complaint are entirely without merit and intends to defend against them vigorously.

License Agreement with the University of Arizona

In May 2009, the Company entered into a license agreement with the Arizona Board of Regents of the University of Arizona (University) and, via an Inter-institutional Agreement, the Regents of the University of California on behalf of the University of California, Irvine, to in-license certain patents, provisional patents, clinical trial data, and other intellectual property related to the chemoprevention of cancer, the prevention of polyps and other technologies. The University has the right to administer the joint patent rights held between it and the University of California. The license agreement gives the Company exclusive rights to commercialize products based on this intellectual property. In exchange for this intellectual property, the Company paid the University a nonrefundable license fee of $5,000, agreed to reimburse the University for patent costs, pay annual licensing fees ranging from $5,000 to $25,000 over the next ten years, and granted the University a warrant to acquire equity shares of the Company (see Note 12) with an initial fair value of $19,538.

The Company also agreed to pay the University additional milestone payments totaling up to $90,000 upon the achievement of certain research, development and regulatory milestones.

Future milestone payments are considered to be contingent consideration and will be accrued when probable of being paid. At December 31, 2021 and 2020, no milestone payments were probable of being paid.

Contract Manufacturing

The Company does not own any manufacturing facilities and relies exclusively on third-party manufacturers to produce, package, and store the Company’s product candidates. Currently, the Company has a manufacturing and supply agreement with Sanofi-Aventis, under which it is the Company’s exclusive supplier to manufacture the products used in the Company’s current clinical trials or that the Company commercializes using eflornithine for the treatment and/or prevention of cancer. The agreement contains provisions that require commercial minimum purchase amounts to be determined in the future (based on “Commercial Demand Forecasts” and minimum batch size projections; this is subject to adjustment upon mutual agreement of both parties). The minimum commercial supply commitment is also contingent on the first Regulatory Approval of the Company’s product and then based on rolling forecasts. Forecasts such as these are inherently difficult to make with definitive accuracy. While the Company believes the future agreed-to minimum commercial supply purchase amounts based on the forecasts are reasonable taking into account the information currently available to it, they involve significant elements of subjective judgment and analysis and no assurance can be given as to their attainability. If the Company fails to meet the Company’s minimums, Sanofi-Aventis has the right to terminate its exclusivity obligations, which will in turn eliminate the Company’s obligation to use Sanofi exclusively. Additionally, in June 2020, the Company signed a side letter with Sanofi-Aventis that further clarifies the liabilities between the two parties to indicate that the Company is liable only for saleable commercial product produced by Sanofi-Aventis and not liable for the active pharmaceutical ingredient (“API”) itself. The Company is liable to pay Sanofi-Aventis for API only if: (a) the contract expires or terminates; and (b) Sanofi requests that the Company purchase “Active Ingredients” and other materials and work-in-progress. As of December 31, 2021 and 2020, there was no liability due to Sanofi-Aventis as it relates to the API.

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15.	Income Taxes

Significant components of the Company’s deferred tax asset or liability are as of follows as of December 31:

	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$5,988,556	$5,970,809
Stock-based compensation	14,310	35,709
Other	129,921	130,021
	6,132,787	6,136,539
Deferred tax liabilities:
Accrued expenses	4,519	(115,712)
Debt discount	1,787	1,202
	6,139,093	6,022,029
Valuation allowance	(6,139,093)	(6,022,029)

Deferred tax asset (liability), net	$-	$-

At December 31, 2021, the Company has estimated federal and state net operating loss (NOL) carryforwards of $24,934,185 and $24,602,844 for federal and state income tax purposes, respectively. There are $348,654 of NOL which will expire in 2030 and $2,117,918 of NOL which will expire in 2036. The remaining NOL is from post-2017 and has no expiration date. In assessing the realizability of deferred tax assets, management considered whether it is more likely than not that some portion of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. The Company has recorded a full valuation allowance of $6,139,093 and $6,022,029 at December 31, 2021 and 2020, respectively. The increase in the valuation allowance of $117,064 for the year ended December 31, 2021 was primarily attributable to the change in accrued expenses.

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A preliminary analysis of past and subsequent equity offerings by the Company, and other transactions that have an impact on the Company’s ownership structure, concluded that an ownership change under Internal Revenue Code Sections 382 and 383 occurred on September 17, 2012. Provisions of the Internal Revenue Code place special limitations on the usage of net operating losses and credits following ownership changes. Such limitations may limit or eliminate the potential future tax benefit to be realized by the Company from its accumulated NOLs.

The Company files income tax returns in the United States and Arizona, with varying statutes of limitations. As of December 31, 2021 the earliest tax year still subject to examination is 2018 and 2017 for U.S. federal and state purposes, respectively. However, due to the Company’s net operating loss carryforwards, tax authorities have the ability to adjust carryforwards related to closed years.

As of December 31, 2021 and 2020, the Company believes that its tax positions meet the more likely than not standard required under the recognition phase of the authoritative guidance. Therefore, the Company recognized no related interest and penalties and had no accrual for the payment of interest and penalties, for the years ended December 31, 2021 and 2020. No interest or penalties were paid for the years ended December 31, 2021 and 2020.

16.	Related Parties

A member of the Company’s Board of Directors who is an investor has been compensated for his role as a consultant to the Company. A total of 80,506 shares of restricted common stock have been granted to this individual, all of which have vested at December 31, 2017.

In connection with consulting services, the Company granted the following options to the same individual:

Grant Date	Shares of Common Stock
August 7, 2015	20,000
July 29, 2016	20,000
September 13, 2017	15,000
July 30, 2018	25,000
November 14, 2019	38,000
December 29, 2020	42,000
December 29, 2020	25,000
Total	185,000

All options vest in equal monthly installments over three years.

The Company signed a new engagement for consulting services that was effective October 22, 2018 with a company whose founder and CEO is a member of the Board of Directors of the Company. It is anticipated that the total services will cost the Company $1,546,045 over a three-year period. Payments of $6,950 and $64,950 were made toward the service agreement for the year ended December 31, 2021 and 2020, respectively.

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17.	Defined Contribution Plan

The Company signed an agreement with a Professional Employer Organization (PEO) effective January 1, 2016. The Company’s employees are eligible to participate in the PEO’s Multiple Employer Retirement Savings Plan (401(k) Plan). The 401(k) Plan allows immediate participation by US employees. The Company matches all active employee contributions, up to 5% of employee compensation, up to maximum US federal law limits. These contributions vest immediately. The Company made discretionary contributions to the 401(k) Plan of $42,043 and $74,411 for the years ended December 31, 2021 and 2020, respectively.

18.	Subsequent Events

The Company evaluates events occurring subsequent to the end of the period and recognizes such events that are material in the consolidated financial statements. In the preparation of the accompanying consolidated financial statements, the Company has evaluated subsequent events through March 22, 2022, the date the consolidated financial statements were available to be issued.

2016 Bridge Notes

The 2016 Bridge Notes matured on January 31, 2022. Prior to the maturity date, the noteholder selected to extend the maturity date of the note to January 31, 2023. The noteholder received a modification to the conversion term to convert into shares of Series A-2 Preferred Stock of the Company at a conversion rate equal to $3.00 per share.

Panbela Definitive Agreement to acquire Company

On February 22, 2022 the Company entered into a definitive agreement to be acquired by Panbela. Under the terms of the agreement and plan of merger, the holders of Company’s outstanding capital stock immediately prior to the merger will receive shares of common stock of Panbela upon closing of the mergers. On a pro forma and fully diluted basis, holders of Panbela common stock are expected to own approximately 59% of the post-merger holding company and holders of Company securities, including converted indebtedness, are expected to beneficially own approximately 41% of post-merger holding company. Company stockholders will be eligible to receive contingent payments totaling a maximum of $60 million from milestone and royalty payments associated with the potential approval and commercialization of the Company’s lead asset.

The proposed mergers have been unanimously approved by the boards of directors of each company and the stockholders of the Company. A closing is expected to occur by the second quarter of 2022, subject to approval of the issuance of securities in the transaction by Panbela’s stockholders, and satisfaction of other customary closing conditions.

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Exchange Agreements for 2016, 2017, 2021 Bridge Notes

As part of the sale to Panbela, all bridge note holders signed an exchange agreement where their Bridge Notes, including all accrued interest thereon, will immediately prior to the consummation of the Second Merger the Bridge Note, be exchanged and cancelled by the Company and the Lender shall be issued in exchange therefor the Shares at exchange ratio of $3.00 per share of Preferred Stock.

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Appendix D
to Proxy Statement

Unaudited Pro Forma Condensed Combined Financial Information, and Related Notes Thereto,
of Panbela Holdings, Inc.
as of and for the Fiscal Year ended December 31, 2021

The following unaudited pro forma condensed combined financial statements of Panbela Holdings, Inc., currently known as Canary Merger Holdings, Inc. (“HoldCo”), are based on the historical consolidated financial statements of Panbela Therapeutics, Inc. (“Panbela”) and the historical consolidated financial statements of Cancer Prevention Pharmaceuticals, Inc. (“CPP”) as adjusted to give effect to the merger, which will result in Panbela and CPP each becoming wholly owned subsidiaries of HoldCo. The transaction is expected to be accounted for as an asset acquisition. The unaudited pro forma condensed combined statements of operations for year-ended December 31, 2021 give effect to the acquisition as if it had occurred on January 1, 2021. The unaudited pro forma condensed combined balance sheet as of December 31, 2021 gives effect to the acquisition of CPP as if it had occurred on that day. The transaction accounting adjustments for the acquisition consist of those necessary to account for the acquisition and are based on available information and on assumptions that Panbela believes are reasonable under the circumstances to reflect, on a pro forma basis, the impact of the acquisition of CPP on the historical financial statements of Panbela. No pro forma adjustments were required to confirm CPP’s accounting policies to Panbela’s accounting policies, which policies are also expected to be adopted by HoldCo without revision. Adjustments are discussed in greater detail below.

The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition and the related financing occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of HoldCo. HoldCo and Panbela’s actual financial conditions and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

Panbela has performed a preliminary valuation analysis of the fair market value of CPP’s assets to be acquired and liabilities to be assumed. Using total consideration for the acquisition, Panbela has estimated the allocations of such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as if a closing occurred on December 31, 2022. The pro forma financial information has been prepared by Panbela in accordance with Article 11 of Regulation S-X.

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Panbela Holdings, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of December 31, 2021
(In thousands)

	Panbela Therapeutics, Inc.	Cancer Prevention Pharmaceuticals, Inc.	Pro Forma Adjustments	Total	Notes
ASSETS
Current assets:
Cash and cash equivalents	$11,867	$696		$12,563
Accounts receivable	–	111		111
Prepaid expenses and other current assets	91	157		248
Income tax receivable	321	28		349
Total current assets	12,279	991		13,270
Acquired in-process research and development	–	–		–	(1a)
Other noncurrent assets	593	–		593
Total assets	12,872	991		13,863

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	640	524		1,164
Accrued expenses	2,020	99	2,496	4,615	(1b)
Current portion of long-term debt	–	1,293	(604)	689	(1e)
Warrant Liability	–	127		127
Total current liabilities	2,660	2,044		6,596
Long-term debt, net	–	13,755	(7,671)	6,084	(1e)
Total liabilities	2,660	15,799		12,680

Redeemable preferred stock	–	12,526	(12,526)	–	(1c)

Stockholders’ equity (deficit):
Common stock	13	3	7	22	(1c)
Additional paid-in capital	66,227	8,319	(8,319)	66,227	(1c)
Accumulated deficit	(56,161)	(35,655)	26,617	(65,199)	(1d)
Accumulated comprehensive (loss) income	133	-		133	(1c)
Total stockholders’ equity (deficit)	10,212	(27,333)		(1,184)
Total liabilities and stockholders’ equity (deficit)	$12,872	$991		$13,863

(1a)

Reflects the estimated fair value associated with acquired in-process research and development (“IPR&D”) based on the asset acquisition method of accounting and will be expensed immediately as the assets have no alternative future use.

(1b)

Reflects the accrual adjustment of estimated additional transaction costs ($1,959 thousand) and severance costs ($537 thousand) related to the mergers not included in the historical financial statements.

(1c)

Reflects the stock consideration component of the second merger and the elimination of CPP’s historical, redeemable preferred stock, common stock, additional paid-in-capital and accumulated other comprehensive loss.

(1d)	Reflects the adjustment to accumulated deficit (e.g., elimination of historical deficit, accrual of transaction costs, accrual of severance costs).

(1e)	Reflects adjustment for remaining debt obligations and accrued interest.

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Panbela Holdings, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
As of December 31, 2021
(In thousands)

	Panbela Therapeutics, Inc.	Cancer Prevention Pharmaceuticals, Inc.	Pro Forma Adjustments	Total	Notes
Revenue	$–	$4,542		$4,542

Operating expenses:
Cost of revenue	–	1,002		1,002
Research and development	5,423	1,193	26,522	33,138	(2a)
General and administrative	4,587	1,431	2,496	8,514	(2b)
Operating (loss) income	(10,010)	916		(38,112)

Other income (expense):
Interest income (expense), net	(11)	(804)	541	(274)	(2d)
Gain on debt forgiveness	–	301		301
Change in fair value of warrant liability	–	59		59
Other income (expense)	(602)	(158)		(760)
Total other income (expense)	(613)	(602)		(674)

Income tax benefit	488	–		488

Net loss	(10,135)	314		(38,298)
Foreign currency translation adjustment	517	–		517
Comprehensive (loss) income	$(9,618)	$314		$(37,781)

Basic and diluted net loss per share	$(0.87)			$(1.84)
Weighted average shares outstanding (basic and diluted)	11,709,035		9,112,979	20,822,014	(2c)

(2a)	Reflects the estimated fair value associated with acquired in-process research and development (“IPR&D”) based on the asset acquisition method of accounting and will be expensed immediately as the assets have no alternative future use.

(2b)

Reflects the adjustment to general and administrative expense to record estimated transaction costs ($1,959 thousand) and severance costs ($537 thousand) not included in the historical financial statements.

(2c)

Reflects adjustment as a result of issuance of shares of HoldCo common stock in the mergers. Upon close of the transaction, it is expected that 20,822,014 shares of HoldCo common stock will be issued and outstanding.

(2d)	Reflects adjustment for remaining interest expense associated with remaining debt obligations.

This preliminary purchase price allocation has been used to prepare the transaction accounting adjustments in the pro forma balance sheet and income statement. The final purchase price allocation will be determined when Panbela has completed the detailed valuations and necessary calculations. The final allocation is expected to be completed in a future report to be filed with the SEC by HoldCo within the applicable transition period and could differ materially from the preliminary allocation used in the transaction accounting adjustments. The final allocation may include changes in fair values of acquired in-process research and development intangible assets and other changes to assets and liabilities.

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Disclosures of estimated purchase price calculation

Estimated consideration of approximately $11,715 thousand is based on Panbela’s closing share price of $1.77 on April 25, 2022 (as adjusted for issuance of shares of Panbela’s common stock upon close of the transaction), as well as estimated transaction costs of $1,959 thousand. The value of purchase price consideration will change based on fluctuations in the share price of Panbela’s common stock on the closing date. Panbela believes that a 10% fluctuation in the market price of its common stock is reasonably possible based on historical volatility, and the potential effect on the purchase price would be:

	PBLA share price (as reported)	PBLA share price (as adjusted)	Purchase price (in thousands)
As presented	$1.77	$1.04	$11,715
10% increase	$1.95	$1.15	$12,691
10% decrease	$1.59	$0.94	$10,739

Contingent consideration has not been recognized as part of the purchase price calculation as the purchase will be accounted for as an asset acquisition and it is neither probable nor estimable that such payments will occur.

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PRELIMINARY FORM OF PROXY - SUBJECT TO COMPLETION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jennifer B. Simpson and Susan Horvath as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Panbela Therapeutics, Inc. to be held on [-], 2022 at [-] at [-] or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted "FOR" all of the nominees for the Election of Directors and "FOR" Proposals 2, 3, and 4. The proxy holders named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet as described below before the Annual Meeting.

Voting by telephone or Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named above to vote your shares to the same extent as if you had marked, signed, dated and returned the proxy card. Before voting, read the Proxy Statement and Proxy Voting Instructions.

Thank you for voting.

(Continued and to be marked, dated and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

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PRELIMINARY FORM OF PROXY - SUBJECT TO COMPLETION

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, and 4.

1. Elect two Class III directors; expiring 2025

☐ FOR NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LIN THROUGH THE NOMINEES' NAMES BELOW:

(01) Arthur J. Fratamico (02) Jeffrey S. Mathiesen

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

Please indicate if you plan to attend this meeting ☐

CONTROL NUMBER

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Date ____________________

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Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:
Go to www.FCRvote.com/PBLA

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage paid envelope provided.

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